SECOND AMENDED AND RESTATED
                     FINANCING AND SECURITY AGREEMENT
THIS SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "AGREEMENT") is made this 2nd day of July, 1998, by and among BERRY PLASTICS CORPORATION, a corporation organized under the laws of the State of Delaware (the "BORROWER"), NIM HOLDINGS LIMITED, a company organized and existing under the laws of England and Wales ("Berry UK"), and NORWICH INJECTION MOULDERS LIMITED, a company organized and existing under the laws of England and Wales ("NORWICH"); NATIONSBANK, N. A., a national banking association ("NATIONSBANK"), FLEET CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of Rhode Island ("FLEET"), GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of New York ("GE CAPITAL"), HELLER FINANCIAL, INC., a corporation organized and existing under the laws of the State of Delaware ("HELLER") and each other financial institution which is a party to this Agreement, whether by execution and delivery of this Agreement or otherwise pursuant to Section 9.5 (Assignments by Lender) (collectively, the "Lenders" and individually, a "LENDER"); and NATIONSBANK, N. A., a national banking association, in its capacity as both collateral and administrative agent for the Lenders (the "AGENT").
                                 RECITALS
(A)The Borrower, the Agent and the Lenders are parties to that certain Amended and Restated Financing and Security Agreement dated as of August 29, 1997 by and among the Borrower, the Agent and the Lenders (other than Heller), as amended by that certain First Amendment to Amended and Restated Financing and Security Agreement dated as of March 4, 1998 (as amended, restated, supplemented or otherwise modified, the "Original Credit Agreement"). Pursuant to the provisions of the Original Credit Agreement, the Borrower applied to the Lenders for credit facilities consisting of (i) a revolving credit facility in the maximum principal amount of $50,000,000,
(ii) a letter of credit facility in the maximum principal amount of $5,000,000, as part of that revolving credit facility, (iii) a term loan facility in the maximum principal amount of $28,003,000, (iv) a term loan facility in the maximum principal amount of $30,000,000 ("Term Loan B"),
(iv) a standby letter of credit facility in the maximum principal amount of $18,852,000, (v) a special source bond facility in the maximum principal amount of $860,575.07 (the "Special Source Bond"), all to be used by the Borrower for the Permitted Uses described in this Agreement.
(B)The Borrower has advised the Agent and the Lenders that the Borrower has formed Berry UK and that Berry UK is a wholly-owned subsidiary of the Borrower. Contemporaneously with the execution and delivery of this Agreement, Berry UK has acquired or intends to acquire all of the capital stock ("Norwich Stock") issued by Norwich in accordance with the provisions of that certain Agreement for the Sale and Purchase of the Entire Issued Share Capital of Norwich Injection Moulders Limited dated as of July 1, 1998 by and among Berry UK, the Borrower and the shareholders of Norwich (as amended, restated, supplemented or otherwise modified, the "Norwich Purchase Agreement").
(C)In connection with the consummation of the acquisition of the Norwich Stock, the Borrower has requested that the Lenders agree (i) to amend and restructure Term Loan B such that as of the date of this Agreement, the maximum aggregate unpaid principal balance of Term Loan B shall be $36,500,000 and (ii) otherwise to amend certain terms and conditions of the Original Credit Agreement and that NationsBank (i) make a revolving credit facility available to Berry UK and Norwich up to a maximum principal amount of <pound-sterling>1,500,000 (the "UK Revolving Loan") and (ii) make a term loan to Berry UK up to a maximum principal amount of
<pound-sterling>4,500,000 (the "UK Term Loan").  In addition, the Borrower has requested that the Agent and the Lenders consent and agree to (1) the formation of Berry UK and (2) the acquisition of the Norwich Stock by Berry UK in accordance with the terms and conditions of the Norwich Purchase Agreement.
(D)Accordingly, the Borrower, the Agent and the Lenders desire to amend and restate the Original Credit Agreement, as follows:
                                 ARTICLE I
                                DEFINITIONS
SECTION 1.1CERTAIN DEFINED TERMS.
As used in this Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:
"Account" individually and "Accounts" collectively mean all presently existing or hereafter acquired or created accounts, accounts receivable, contract rights, notes, drafts, instruments, acceptances, chattel paper, leases and writings evidencing a monetary obligation or a security interest in, or a lease of, goods, all rights to receive the payment of money or other consideration under present or future contracts (including, without limitation, all rights to receive payments under presently existing or hereafter acquired or created letters of credit), or by virtue of merchandise sold or leased, services rendered, by or set forth in or arising out of any present or future chattel paper, note, draft, lease, acceptance, writing, bond, insurance policy, instrument, document or general intangible, and all extensions and renewals of any thereof, all rights under or arising out of present or future contracts, agreements or general interest in merchandise which gave rise to any or all of the foregoing, including all goods, all claims or causes of action now existing or hereafter arising in connection with or under any agreement or document or by operation of law or otherwise, all collateral security of any kind (including, without limitation, real property mortgages and deeds of trust) and letters of credit given by any Person with respect to any of the foregoing, all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to any or all of the foregoing and all general intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and all proceeds (cash and non-cash) of the foregoing.
"Account Debtor" means any Person who is obligated on an Account and "Account Debtors" mean all Persons who are obligated on the Accounts. "AeroCon, Inc." means AeroCon, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns. "Affiliate" means, with respect to any designated Person, any other Person,
(a) directly or indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with the Person designated,
(b) directly or indirectly owning or holding ten percent (10%) or more of any equity interest in such designated Person, or (c) ten percent (10%) or more of whose stock or other equity interest is directly or indirectly owned or held by such designated Person. For purposes of this definition, the term "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or other equity interests or by contract or otherwise.
"Agency Fee" and "Agency Fees" have the meanings described in SECTION 8.9 AGENCY FEE.
The Borrower shall pay to the Agent, an annual loan administration and agency fee (collectively, the "Agency Fees" and individually, an "Agency Fee"), in the aggregate amount of Eighty Thousand Dollars ($80,000), payable quarterly in arrears in installments of $20,000 each. The initial Agency Fee shall be payable on the Second Closing Date, and each Agency Fee thereafter shall be payable in advance on the first day of each quarterly period, commencing with the first such day following the date hereof. Each Agency Fee shall be fully earned and non-refundable upon the date paid.
The Agent shall retain all of the Agency Fees for its own account and shall have no obligation to remit or pay any portion thereof to any of the Lenders. (Agency Fee).
"Agent" means the Person defined as the "Agent" in the preamble of this Agreement and shall also include any successor Agent appointed pursuant to
SECTION 8.7 SUCCESSOR AGENT. (Successor Agent).
"Agent's Obligations" shall mean any and all Obligations payable solely to and for the exclusive benefit of the Agent by the Borrower under the terms of this Agreement and/or any of the other Financing Documents, including, without limitation, and any and all Agency Fees, Letter of Credit Fronting Fees and/or Field Examination Fees.
"Agreement" means this Second Amended and Restated Financing and Security Agreement, as amended, restated, supplemented or otherwise modified in writing in accordance with the provisions of SECTION 9.2 AMENDMENTS; WAIVERS.
This Agreement and the other Financing Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Requisite Lenders, the Borrower, Berry UK and Norwich and to the extent provided in CIRCUMSTANCES WHERE CONSENT OF ALL OF THE LENDERS IS REQUIRED. by an agreement in writing signed by all of the Lenders, the Borrower, Berry UK and Norwich. In addition, any agreement which directly or indirectly affects any rights, duties, obligations, liabilities or remedies of the Agent under this Agreement, under any of other Financing Documents or otherwise must be approved and signed by the Agent. No waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Borrower, Berry UK or Norwich therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between the Borrower, Berry UK, Norwich and the Agent and/or any of the Lenders and no act or failure to act from time to time on the part of the Agent and/or any of the Lenders shall constitute a waiver, amendment or modification of any provision of this Agreement or any of the other Financing Documents or any right or remedy under this Agreement, under any of the other Financing Documents or under applicable Laws. (Amendments; Waivers).
"Alternate Base Rate" means the sum of (a) the Base Rate PLUS (b) the Applicable Margin.
"Amortizing Iowa Bond Letter of Credit Obligations" has the meaning described in Section (ii)Notwithstanding the provisions of paragraph (a) above, as long as no Event of Default has occurred, any drawing under the Iowa Bond Letter of Credit - NB to redeem Iowa Bonds purchased with a drawing under the Iowa Bond Standby Credit Agreement, any drawing under the Nevada Bond Letter of Credit - NB to purchase Nevada Bonds, and any drawing under the South Carolina Bond Letter of Credit - NB to purchase South Carolina Bonds, in each case relating to Bonds which were tendered for purchase by the holders thereof and which were not remarketed in a timely fashion (each referred to herein as a "Conversion Drawing"), are not required to be reimbursed to the Agent ON DEMAND; provided that BIC or the Borrower, as appropriate, make payments of interest to the Agent at the rates, at the times and otherwise subject to the provisions for interest on the Loans under INTEREST. (Interest), and the principal amount of each such Conversion Drawing is repaid in equal quarterly payments (i) over the remaining term to expiry of the Bond Letter of Credit Facility with respect to the Nevada Bond Letter of Credit - NB and/or the South Carolina Bond Letter of Credit - NB and (ii) over a period of ten (10) years with respect to the Iowa Bond Letter of Credit - NB; final payment of all outstanding amounts relating to the Nevada Bond Letter of Credit - NB and/or the South Carolina Bond Letter of Credit - NB to be made no later than expiry of the Bond Letter of Credit Facility or the Revolving Credit Termination Date, whichever is earlier, and final payment of all outstanding amounts relating to the Iowa Bond Letter of Credit - NB to be made no later than the date which is ten (10) years after the date of any Conversion Drawing under the Iowa Bond Letter of Credit - NB or the Revolving Credit Termination Date, whichever is earlier. In addition, the Agent and the Lenders agree that in the event the Iowa Bond Trustee draws on the Iowa Bond Letter of Credit on or about the business day preceding the expiration or termination of the Iowa Bond Letter of Credit, as contemplated by Section 505 of the Iowa Bond Trust Agreement (the "Draw"), the Iowa Bond Letter of Credit Obligations resulting from the Draw, shall not be payable ON DEMAND as would otherwise be required by this Section (E) PAYMENTS OF BOND LETTERS OF CREDIT., but shall be repaid by the Borrower in equal consecutive quarterly installments over a period of ten (10) years, commencing with the first day following the first full quarterly period after the Draw and continuing on the first day of each quarterly period thereafter (the "Amortizing Iowa Bond Letter of Credit Obligations"); provided, that (A) there does not exist a Default or an Event of Default, (B) the Draw is not the result of an acceleration of the Iowa Bonds pursuant to Section 1102 of the Iowa Bond Trust Agreement and (C) the Draw is not the result of the occurrence of a "Determination of Taxability" (as defined in the Iowa Bond Trust Agreement). Interest shall be payable on the Amortizing Iowa Bond Letter of Credit Obligations to the Agent at the rates, at the times and otherwise subject to the provisions for interest on the Loans under INTEREST. (Interest), with a final payment of all outstanding amounts relating to the Iowa Bond Letter of Credit - NB to be made no later than the date which is ten (10) years after the date of the Draw or the Revolving Credit Termination Date, whichever is earlier. (Payments of Bond Letters of Credit).
"Applicable Interest Rate" means (a) the LIBOR Rate, or (b) the Alternate Base Rate.
 "Applicable Margin" means the applicable rate per annum to be added to the LIBOR Base Rate or the Base Rate, as set forth in Section (A) APPLICABLE INTEREST RATES.(Applicable Interest Rates).
"Asset Disposition" means the disposition of any or all of the Assets of the Borrower or any Subsidiary of the Borrower, whether by sale, lease, transfer or other disposition (including any such disposition effected by way of merger or consolidation) other than Permitted Asset Dispositions. "Assets" means at any date all assets that, in accordance with GAAP consistently applied, should be classified as assets on a consolidated balance sheet of the Borrower and its Subsidiaries.
"Assignee" has the meaning set forth in ASSIGNMENTS BY LENDERS.
Any Lender may, with the prior written consent of the Agent and the Borrower, but without notice to or consent of any other Lender, which consent shall not be unreasonably withheld, delayed or conditioned, assign to any Person (each an "Assignee" and collectively, the "Assignees") all or a portion of such Lender's Commitments; provided that (a) the amount assigned by such Lender must be at least equal to Five Million Dollars ($5,000,000), (b) after giving effect to such assignment, such Lender must continue to hold a Pro Rata Share of the Commitments at least equal to Ten Million Dollars ($10,000,000), unless such Lender has assigned one hundred percent (100%) of such Lender's Commitments, and (c) any amount assigned shall be divided pro rata among such Lenders' Pro Rata Share of the Commitments and Obligations. NationsBank agrees that if at any time NationsBank sells one hundred percent (100%) of all of its Commitments, NationsBank shall resign as Agent and the remaining Lenders shall select a replacement Agent in accordance with the provisions of this Agreement. In addition, NationsBank agrees that for so long as NationsBank is the Agent, unless otherwise agreed by the Lenders, NationsBank shall continue to hold a Pro Rata Share of the Commitments at least equal to the Pro Rata Share of the Lender (other than NationsBank) having the highest Pro Rata Share of the Commitments. Any Lender which elects to make such an assignment shall pay to the Agent, for the exclusive benefit of the Agent, an administrative fee for processing each such assignment in the amount of Three Thousand Five Hundred Dollars ($3,500). Such Lender and its Assignee shall notify the Agent and the Borrower in writing of the date on which the assignment is to be effective (the "Adjustment Date"). On or before the Adjustment Date, the assigning Lender, the Agent, the Borrower and the respective Assignee shall execute and deliver a written assignment agreement in a form acceptable to the Agent, which shall constitute an amendment to this Agreement to the extent necessary to reflect such assignment. Upon the request of any assigning Lender following an assignment made in accordance with this ASSIGNMENTS BY LENDERS., the Borrower, Berry UK and Norwich shall issue new Notes to the assigning Lender and its Assignee reflecting such assignment, in exchange for the existing Notes held by the assigning Lender.(Assignments by Lenders).
"Assignment of Patents" means (a) that certain collateral assignment of patents as security dated as of the First Closing Date from the Borrower to the Agent for the benefit of the Lenders ratably and the Agent, (b) that certain collateral assignment of patents as security dated as of the First Closing Date from BTP, BIC, Berry Sterling and PackerWare to the Agent for the benefit of the Lenders ratably and the Agent, and (c) that certain collateral assignment of patents as security dated as of the date of the Second Closing Date from Venture Southeast and Venture Midwest, as amended, restated, supplemented or otherwise modified in writing at any time and from time to time.
"Assignment of Trademarks" means (a) that certain collateral assignment of trademarks as security dated as of the First Closing Date from the Borrower to the Agent for the benefit of the Lenders ratably and the Agent, (b) that certain collateral assignment of trademarks as security dated as of the First Closing Date from PackerWare to the Agent for the benefit of the Lenders ratably and the Agent, and (c) that certain collateral assignment of trademarks as security dated the date of the Second Closing Date from Venture Southeast and Venture Midwest to the Agent for the benefit of the Lenders ratably and the Agent, as amended, restated, supplemented or otherwise modified in writing at any time and from time to time.
"Base Rate" means the higher of (a) the Prime Rate, or (b) the sum of (i) the Federal Funds Rate, plus (ii) fifty (50) basis points.
"Base Rate Loan" means any Loan for which interest is to be computed with reference to the Alternate Base Rate.
"Berry Design" means Berry Plastics Design Corporation, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.
"Berry Sterling" means Berry Sterling Corporation, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.
"Berry UK" means NIM Holdings Limited, a company organized and existing under the laws of the England, and its successors and assigns.
"BIC" means Berry Iowa Corporation, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns. "BTP" means Berry Tri-Plas Corporation, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.
"Bankruptcy Code" means the United States Bankruptcy Code, as amended from time to time and any successor Laws.
"Bond Letter of Credit Agreements" means the collective reference to the Iowa Bond Letter of Credit Agreement, the Nevada Bond Letter of Credit Agreement and the South Carolina Bond Letter of Credit Agreement.
"Bond Letter of Credit Commitment" means the agreement of the Agent relating to the issuance of the Bond Letters of Credit, the repayment of the Bond Letter of Credit Obligations and the agreement of a Lender to purchase a participating interest in any Bond Letter of Credit Obligations with respect to such Bond Letters of Credit, all subject to and in accordance with the provisions of this Agreement; and "Bond Letter of Credit Commitments" means the collective reference to the Bond Letter of Credit Commitment of the Agent and each of the Lenders.
"Bond Letter of Credit Committed Amount" has the meaning given such term in Section (A) BOND LETTERS OF CREDIT.
Subject to and upon the provisions of the Bond Letter of Credit Agreements, the Agent has agreed to issue the Bond Letters of Credit for the period commencing on the First Closing Date and ending on the Revolving Credit Termination Date (the "Bond Letter of Credit Commitment"). The Agent shall have no obligation or commitment to issue a Bond Letter of Credit if the aggregate stated amount of all Bond Letters of Credit then outstanding or proposed to be issued exceeds Eighteen Million Eight Hundred Fifty-Two Thousand Dollars ($18,852,000) (the "Bond Letter of Credit Committed Amount").(Bond Letters of Credit).
"Bond Letter of Credit Facility" means the facility established pursuant to THE BOND LETTER OF CREDIT FACILITY.(Bond Letter of Credit Facility).
"Bond Letter of Credit Fee" and "Bond Letter of Credit Fees" have the meanings described in Section (B) BOND LETTER OF CREDIT FEES. (Bond Letter of Credit Fees).
"Bond Letter of Credit Fronting Fee" and "Bond Letter of Credit Fronting Fees" have the meanings described in Section (B) BOND LETTER OF CREDIT FEES. (Bond Letter of Credit Fees).
"Bond Letter of Credit Obligations" means the collective reference to the Iowa Bond Letter of Credit Obligations, the Nevada Bond Letter of Credit Obligations and the South Carolina Bond Letter of Credit Obligations.
"Bond Letter of Credit Agreement Documents" means the collective reference to the Iowa Bond Letter of Credit Agreement Documents - Bonds, the Iowa Bond Letter of Credit Agreement Documents - NB, the Nevada Bond Letter of Credit Agreement Documents - Bonds, the Nevada Bond Letter of Credit Agreement Documents - NB, the South Carolina Bond Letter of Credit Agreement Documents - Bonds, and the South Carolina Bond Letter of Credit Agreement Documents - NB.
"Bond Letters of Credit" means the collective reference to the Iowa Bond Letter of Credit - NB, the Nevada Bond Letter of Credit - NB and the South Carolina Bond Letter of Credit - NB.
"Bonds" means the collective reference to the Iowa Bonds, the Nevada Bonds and the South Carolina Bonds.
"Borrowing Base" has the meaning described in Section (C) BORROWING BASE. As used in this Agreement, the term "Borrowing Base" means at any time, an amount equal to the aggregate of (a) eighty-five percent (85%) of the amount of Eligible Domestic Receivables, plus (b) the lesser of (i) sixty-five percent (65%) of the amount of Eligible Domestic Inventory or (ii) Twenty-five Million Dollars ($25,000,000(Borrowing Base).
"Borrowing Base Deficiency" has the meaning described in Section (C) BORROWING BASE.
As used in this Agreement, the term "Borrowing Base" means at any time, an amount equal to the aggregate of (a) eighty-five percent (85%) of the amount of Eligible Domestic Receivables, plus (b) the lesser of (i) sixty-five percent (65%) of the amount of Eligible Domestic Inventory or (ii) Twenty-five Million Dollars ($25,000,000(Borrowing Base).
"Borrowing Base Report" has the meaning described in Section (D) BORROWING BASE REPORT.
The Borrower will furnish to the Agent no less frequently than monthly, as soon as available, but in any event within twenty (20) days of the end of each fiscal month, and, upon the occurrence of an Event of Default or as otherwise provided in this Section (D) BORROWING BASE REPORT., at such other times as may be requested by the Agent a report of the Borrowing Base in the form attached hereto as Exhibit A-1 (each a "Borrowing Base Report"; collectively, the "Borrowing Base Reports") in the form required from time to time by the Agent, appropriately completed and duly signed. The Borrowing Base Report shall contain the amount and payments on the Accounts, the value of Inventory, and the calculations of the Borrowing Base, all in such detail, and accompanied by such supporting and other information, as the Agent may from time to time reasonably request. Upon the Agent's request and upon the creation of any Accounts, the Borrower will provide the Agent with (a) confirmatory assignment schedules; (b) copies of Account Debtor invoices; (c) evidence of shipment or delivery; and (d) such further schedules, documents and/or information regarding the Accounts and the Inventory as the Agent may reasonably require. The items to be provided under this subsection shall be in form reasonably satisfactory to the Agent, and certified as true and correct by a Responsible Officer, and delivered to the Agent from time to time solely for the Agent's convenience in maintaining records of the Collateral. The Borrower's failure to deliver any such items to the Agent shall not affect, terminate, modify, or otherwise limit the Liens of the Agent and the Lenders in the Collateral. Notwithstanding the foregoing, the Borrower acknowledges and agrees that the Agent, at its option, may require that the Borrower furnish to the Agent weekly and, if requested by the Agent, daily Borrowing Base Reports if any one of the following events occur (i) the Borrower's and Subsidiary Guarantors' collective aggregate availability under the Revolving Loan is at any times less than or equal to Fifteen Million Dollars ($15,000,000), (ii) the Borrower and the Subsidiary Guarantors, on a consolidated basis, incur three (3) consecutive months of net operating losses, or (iii) the occurrence of an Event of Default (each of the aforementioned events are herein called a "Borrowing Base Trigger Event"). The Agent agrees that it shall not be entitled to require that the Borrower furnish weekly or daily Borrowing Base Reports solely as the result of the occurrence of a Borrowing Base Trigger Event, if the Agent fails to so notify the Borrower within ninety (90) days of the date that the Borrower has cured the Borrowing Base Trigger Event to the reasonable satisfaction of the Agent. The foregoing sentence, however, shall not prevent the Agent from later requiring more frequent Borrowing Base Reports following the occurrence of any subsequent Borrowing Base Trigger Event; provided, that the Agent so notifies the Borrower within ninety (90) days of date that the Borrower has cured the Borrowing Base Trigger Event to the reasonable satisfaction of the Agen(Borrowing Base Report).
"Borrowing Base Trigger Event" has the meaning described in Section (D) BORROWING BASE REPORT.
The Borrower will furnish to the Agent no less frequently than monthly, as soon as available, but in any event within twenty (20) days of the end of each fiscal month, and, upon the occurrence of an Event of Default or as otherwise provided in this Section (D) BORROWING BASE REPORT., at such other times as may be requested by the Agent a report of the Borrowing Base in the form attached hereto as Exhibit A-1 (each a "Borrowing Base Report"; collectively, the "Borrowing Base Reports") in the form required from time to time by the Agent, appropriately completed and duly signed. The Borrowing Base Report shall contain the amount and payments on the Accounts, the value of Inventory, and the calculations of the Borrowing Base, all in such detail, and accompanied by such supporting and other information, as the Agent may from time to time reasonably request. Upon the Agent's request and upon the creation of any Accounts, the Borrower will provide the Agent with (a) confirmatory assignment schedules; (b) copies of Account Debtor invoices; (c) evidence of shipment or delivery; and (d) such further schedules, documents and/or information regarding the Accounts and the Inventory as the Agent may reasonably require. The items to be provided under this subsection shall be in form reasonably satisfactory to the Agent, and certified as true and correct by a Responsible Officer, and delivered to the Agent from time to time solely for the Agent's convenience in maintaining records of the Collateral. The Borrower's failure to deliver any such items to the Agent shall not affect, terminate, modify, or otherwise limit the Liens of the Agent and the Lenders in the Collateral. Notwithstanding the foregoing, the Borrower acknowledges and agrees that the Agent, at its option, may require that the Borrower furnish to the Agent weekly and, if requested by the Agent, daily Borrowing Base Reports if any one of the following events occur (i) the Borrower's and Subsidiary Guarantors' collective aggregate availability under the Revolving Loan is at any times less than or equal to Fifteen Million Dollars ($15,000,000), (ii) the Borrower and the Subsidiary Guarantors, on a consolidated basis, incur three (3) consecutive months of net operating losses, or (iii) the occurrence of an Event of Default (each of the aforementioned events are herein called a "Borrowing Base Trigger Event"). The Agent agrees that it shall not be entitled to require that the Borrower furnish weekly or daily Borrowing Base Reports solely as the result of the occurrence of a Borrowing Base Trigger Event, if the Agent fails to so notify the Borrower within ninety (90) days of the date that the Borrower has cured the Borrowing Base Trigger Event to the reasonable satisfaction of the Agent. The foregoing sentence, however, shall not prevent the Agent from later requiring more frequent Borrowing Base Reports following the occurrence of any subsequent Borrowing Base Trigger Event; provided, that the Agent so notifies the Borrower within ninety (90) days of date that the Borrower has cured the Borrowing Base Trigger Event to the reasonable satisfaction of the Agen (Borrowing Base Report).
"Business Day" means any day other than a Saturday, Sunday or other day on which (i) in the case of NationsBank (as Agent and Lender), commercial banks in the State are authorized or required to close, and (ii) in the case of the Lenders other than NationsBank, those Lenders are open for the transaction of business at the addresses stated after their names on the signature pages of this Agreement and (iii) if any payment is due or interest is to be calculated or advance is to be made on such day, any day in which trading in Dollars or Sterling deposits, as the case may be, is being carried on in the London interbank market.
"Capital Expenditure" means an expenditure which would be classified as such in accordance with GAAP (whether payable in cash or other property or accrued as a liability) for Fixed or Capital Assets, including, without limitation, the entering into of a Capital Lease.
"Capital Lease" means with respect to any Person any lease of real or personal property, for which the related Lease Obligations have been or should be, in accordance with GAAP consistently applied, reflected as a liability on the balance sheet that Person.
"Cash Equivalents" means (a) securities with unexpired maturities of one year or less issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit with unexpired maturities of one (1) year or less or money market accounts maintained with, the Agent, any Lender, any Affiliate of the Agent or any Lender, or any other domestic commercial bank having capital and surplus in excess of One Hundred Million Dollars ($100,000,000.00) or such other domestic financial institutions or domestic brokerage houses to the extent disclosed to, and approved by, the Agent and (c) commercial paper of a domestic issuer rated at least either A-1 by Standard & Poor's Corporation (or its successor) or P-1 by Moody's Investors Service, Inc. (or its successor) with unexpired maturities of six (6) months or less. In addition, with respect to Berry UK and Norwich, Cash Equivalents shall also mean (a) securities with unexpired maturities of one year or less issued or fully guaranteed or insured by the British National Government or any agency thereof and (b) certificates of deposit with unexpired maturities of one (1) year or less or money market instruments issued by Barclays Bank PLC.
"Chattel Paper" means a writing or writings which evidence both a monetary obligation and a security interest in or lease of specific goods; any returned, rejected or repossessed goods covered by any such writing or writings and all proceeds (in any form including, without limitation, accounts, contract rights, documents, chattel paper, instruments and general intangibles) of such returned, rejected or repossessed goods; and all proceeds (cash and non-cash) of the foregoing.
"Closing Date" means the date of this Agreement.
"Collateral" means all property of the Borrower and each Subsidiary Guarantor subject from time to time to the Liens of this Agreement, any of the Security Documents and/or any of the other Financing Documents, together with any and all cash and non-cash proceeds and products thereof, and the UK Collateral.
"Collateral Account" has the meaning described in Section (H) THE COLLATERAL ACCOUNT.
Upon demand by the Agent following a Borrowing Base Trigger Event, the Borrower will deposit, or cause to be deposited, all Items of Payment to a bank account designated by the Agent and from which the Agent alone has power of access and withdrawal (the "Collateral Account"). Each deposit shall be made not later than the next Business Day after the date of receipt of the Items of Payment. The Items of Payment shall be deposited in precisely the form received, except for the endorsements of the Borrower where necessary to permit the collection of any such Items of Payment, which endorsement the Borrower hereby agree to make. In the event the Borrower fails to do so, the Borrower hereby authorizes the Agent to make the endorsement in the name of the Borrower. Prior to such a deposit, the Borrower will not commingle any Items of Payment with the Borrower's other funds or property, but will hold them separate and apart in trust and for the account of the Agent for the benefit of the Lenders ratably and the Agent. The Agent agrees that it shall not demand that the Borrower deposit or cause to be deposited all Items of Deposit to the Collateral Account at any time prior to the occurrence of a Borrowing Base Trigger Event. Once the Agent has so made demand on the Borrower, unless otherwise agreed by the Agent in writing, the Borrower shall continue to so deposit or cause to be deposited all Items of Payment to the Collateral Account notwithstanding that subsequent to such demand the Borrowing Base Trigger Event has been cured, waived, otherwise remedied or is no longer applicable. (The Collateral Account).
"COLLATERAL DISCLOSURE LIST" HAS THE MEANING DESCRIBED IN COLLATERAL DISCLOSURE LIST.
On or prior to the date of this Agreement, the Borrower, Berry UK and Norwich shall deliver to the Agent one or more lists (collectively, the "Collateral Disclosure List") which shall contain such information with respect to the business and real and personal property of the Borrower, Berry UK, Norwich and each Subsidiary Guarantor as of its date of delivery as the Agent may require and shall be certified by a Responsible Officer of the Borrower, Berry UK, Norwich and each Subsidiary Guarantor, as appropriate, all in the form provided to the Borrower by the Agent. Promptly after demand by the Agent, the Borrower shall furnish and shall cause Berry UK, Norwich and each Subsidiary Guarantor to furnish to the Agent an update of the information contained in the Collateral Disclosure List at any time and from time to time as may be requested by the Agent. (Collateral Disclosure List).
"Collection" means each check, draft, cash, money, instrument, item, and other remittance in payment or on account of payment of the Accounts or otherwise with respect to any Collateral, including, without limitation, cash proceeds of any returned, rejected or repossessed goods, the sale or lease of which gave rise to an Account, and other proceeds of Collateral; and "Collections" means the collective reference to all of the foregoing. "Commitment" means with respect to each Lender, such Lender's Revolving Credit Commitment, Letter of Credit Commitment, Term Loan A Commitment, Term Loan B Commitment, Bond Letter of Credit Commitment, Special Source Bond Commitment, UK Revolving Credit Commitment, or UK Term Loan Commitment as the case may be, and "Commitments" means the collective reference to the Revolving Credit Commitments, the Letter of Credit Commitments, the Term Loan A Commitments, the Term Loan B Commitments, the Bond Letter of Credit Commitments, Special Source Bond Commitment, the UK Revolving Credit Commitments and the UK Term Loan Commitments of all of the Lenders. "Committed Amount" means with respect to each Lender, such Lender's Revolving Credit Committed Amount, Letter of Credit Committed Amount, Term Loan A Committed Amount, Term Loan B Committed Amount, the Bond Letter of Credit Committed Amount, UK Revolving Credit Committed Amount, UK Term Loan Committed Amount, as the case may be, and "Committed Amounts" means collectively the Revolving Loan Committed Amount, the Letter of Credit Committed Amount, Term Loan A Committed Amount, Term Loan B Committed Amount, the Bond Letter of Credit Committed Amount of each of the Lenders, the UK Revolving Credit Committed Amounts, and the UK Term Loan Committed Amounts.
"Compliance Certificate" means a periodic Compliance Certificate described in Section (I) ANNUAL STATEMENTS AND CERTIFICATES. The Borrower shall furnish to the Agent for distribution to the Lenders as soon as available, but in no event more than ninety (90) days after the close of the Borrower's fiscal years, (i) a copy of the annual consolidated and consolidating financial statements in reasonable detail satisfactory to the Agent relating to the Borrower, Berry UK, Norwich and all other Subsidiaries, prepared in accordance with GAAP and examined and certified by independent certified public accountants satisfactory to the Agent, which financial statements shall include a consolidated and consolidating balance sheet of the Borrower, Berry UK, Norwich and all other Subsidiaries as of the end of such fiscal year and consolidated and consolidating statements of income, cash flows and changes in shareholders equity of the Borrower, Berry UK, Norwich and all other Subsidiaries for such fiscal year, and (ii) a Compliance Certificate, in substantially the form attached to this Agreement as EXHIBIT D, containing a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, a certification that no change has occurred to the information contained in the Collateral Disclosure List (except as set forth any schedule attached to the certification) and (iii) a management letter in the form prepared by the Borrower's independent certified public accountants, but only if and to the extent customarily obtained by the Borrower. The Agent agrees that any one of the "Big 4" accounting firms is satisfactory to the Agent for purposes of this Section (A) FINANCIAL STATEMENTS. except to the extent the Agent in its reasonable discretion and based on good faith and legitimate concerns determines that any such accounting firm would be unacceptable because of any conflict of interest or any material adverse change affecting such firm's reliability or financial viability. (Financial Statements).
"Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Internal Revenue Code.
"Container Purchase Agreement" means that certain asset purchase agreement dated as of January 17, 1997 by and among the Borrower, Container Industries, Inc. and the shareholders of Container Industries, Inc., as amended, restated, supplemented or otherwise modified.
"Container Purchase Agreement Transaction" means the acquisition of all or substantially all of the assets of Container Industries, Inc.
"Copyrights" means and includes, in each case whether now existing or hereafter arising, all of the Borrower's or any Subsidiary's rights, title and interest in and to (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, copyright applications, and all renewals of any of the foregoing, (b) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past, current or future infringements of any of the foregoing,
(c) the right to sue for past, present and future infringements of any of the foregoing, and (d) all rights corresponding to any of the foregoing throughout the world.
"Credit Facility" means a Domestic Credit Facility or a UK Credit Facility, and "Credit Facilities" means the Domestic Credit Facilities and the UK Credit Facilities.
"Current Bond Letter of Credit Obligations" has the meaning described in Section (E) PAYMENTS OF BOND LETTERS OF CREDIT. (Payments of Bond Letters of Credit).
"Current Letter of Credit Obligations" has the meaning described in Section
(E) PAYMENTS OF LETTERS OF CREDIT..
The Borrower hereby promises to pay to the Agent, ON DEMAND and in United States Dollars, the following which are herein collectively referred to as the "Current Letter of Credit Obligations":
The Borrower hereby promises to pay to the Agent, ON DEMAND and in United States Dollars, the following which are herein collectively referred to as the "Current Letter of Credit Obligations": (Payments of Letters of Credit).
"Debt Service" means for any period of determination thereof an amount equal to the total of the aggregate amount of all payments of principal and interest with respect to Indebtedness for Borrowed Money of the Borrower, the Subsidiary Guarantors, Berry UK and Norwich, as appropriate, scheduled to be due and payable during such period, excluding, any Term Loan B Mandatory Prepayments with respect to Excess Cash Flow and any UK Term Loan Mandatory Prepayment with respect to UK Excess Cash Flow. For purposes of calculating "Debt Service", the Agent and the Lenders agree that (a) scheduled payments with respect to the Iowa Bond Letter of Credit Obligations shall reflect the permitted amortization of a portion of such Iowa Bond Letter of Credit Obligations pursuant to Section (ii) Notwithstanding the provisions of paragraph (a) above, as long as no Event of Default has occurred, any drawing under the Iowa Bond Letter of Credit - NB to redeem Iowa Bonds purchased with a drawing under the Iowa Bond Standby Credit Agreement, any drawing under the Nevada Bond Letter of Credit - NB to purchase Nevada Bonds, and any drawing under the South Carolina Bond Letter of Credit - NB to purchase South Carolina Bonds, in each case relating to Bonds which were tendered for purchase by the holders thereof and which were not remarketed in a timely fashion (each referred to herein as a "Conversion Drawing"), are not required to be reimbursed to the Agent ON DEMAND; provided that BIC or the Borrower, as appropriate, make payments of interest to the Agent at the rates, at the times and otherwise subject to the provisions for interest on the Loans under Interest. (Interest), and the principal amount of each such Conversion Drawing is repaid in equal quarterly payments (i) over the remaining term to expiry of the Bond Letter of Credit Facility with respect to the Nevada Bond Letter of Credit - NB and/or the South Carolina Bond Letter of Credit - NB and
(ii) over a period of ten (10) years with respect to the Iowa Bond Letter of Credit - NB; final payment of all outstanding amounts relating to the Nevada Bond Letter of Credit - NB and/or the South Carolina Bond Letter of Credit - NB to be made no later than expiry of the Bond Letter of Credit Facility or the Revolving Credit Termination Date, whichever is earlier, and final payment of all outstanding amounts relating to the Iowa Bond Letter of Credit - NB to be made no later than the date which is ten (10) years after the date of any Conversion Drawing under the Iowa Bond Letter of Credit - NB or the Revolving Credit Termination Date, whichever is earlier. In addition, the Agent and the Lenders agree that in the event the Iowa Bond Trustee draws on the Iowa Bond Letter of Credit on or about the business day preceding the expiration or termination of the Iowa Bond Letter of Credit, as contemplated by Section 505 of the Iowa Bond Trust Agreement (the "Draw"), the Iowa Bond Letter of Credit Obligations resulting from the Draw, shall not be payable ON DEMAND as would otherwise be required by this Section (E) PAYMENTS OF BOND LETTERS OF CREDIT., but shall be repaid by the Borrower in equal consecutive quarterly installments over a period of ten (10) years, commencing with the first day following the first full quarterly period after the Draw and continuing on the first day of each quarterly period thereafter (the "Amortizing Iowa Bond Letter of Credit Obligations"); provided, that (A) there does not exist a Default or an Event of Default, (B) the Draw is not the result of an acceleration of the Iowa Bonds pursuant to Section 1102 of the Iowa Bond Trust Agreement and (C) the Draw is not the result of the occurrence of a "Determination of Taxability" (as defined in the Iowa Bond Trust Agreement). Interest shall be payable on the Amortizing Iowa Bond Letter of Credit Obligations to the Agent at the rates, at the times and otherwise subject to the provisions for interest on the Loans under INTEREST. (Interest), with a final payment of all outstanding amounts relating to the Iowa Bond Letter of Credit - NB to be made no later than the date which is ten (10) years after the date of the Draw or the Revolving Credit Termination Date, whichever is earlier.(Payments of Bond Letters of Credit), and (b) Iowa Bond Rollover Payments shall not be included in the determination of Debt Service.
"Debt Service Coverage Ratio" means as to the Borrower, each of the Subsidiary Guarantors, Berry UK and Norwich on a consolidated basis, for any period of determination thereof the ratio of (a) EBITDA to (b) Debt Service.
"Deed of Trust - Anderson" means that certain deed of trust or mortgage dated as of the Second Closing Date from Venture Southeast to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Anderson grants to the Agent for the benefit of the Lenders ratably and for the benefit of the Agent, a first priority Lien on that certain property located in Anderson County, South Carolina, as further described therein.
"Deed of Trust - Indian Trail" means that certain deed of trust or mortgage dated as of the First Closing Date from BTP to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Indian Trail grants to the Agent for the benefit of the Lenders ratably and for the benefit of the Agent, a first priority Lien on that certain property known generally as Wesley Chapel-Stouts Road, Indian Trail, North Carolina 28079.
"Deed of Trust - Evansville" means that certain deed of trust or mortgage dated as of the First Closing Date from the Borrower to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Evansville grants to the Agent for the benefit of the Lenders ratably and for the benefit of the Agent, a first priority Lien on that certain property known generally as 101 Oakley Street, Evansville, Indiana 47710.
"Deed of Trust - Henderson" means that certain deed of trust or mortgage dated as of the First Closing Date from the Borrower to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Henderson grants to the Agent for the benefit of the Lenders ratably and for the benefit of the Agent, a second priority Lien on that certain property known generally as 800 East Horizon Drive, Henderson, Nevada 89009.
"Deed of Trust - Iowa Falls" means that certain deed of trust or mortgage dated as of the First Closing Date from BIC to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Iowa Falls grants to the Agent for the benefit of the Lenders ratably and for the benefit of the Agent, a first priority Lien on that certain property known generally as 1036 Industrial Park Road, Iowa Falls, Iowa 50126.
"Deed of Trust - Lawrence" means that certain deed of trust or mortgage dated as of the First Closing Date from PackerWare to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Lawrence grants to the Agent for the benefit of the Lenders ratably and for the benefit of the Agent, a first priority Lien on that certain property known generally as 2330 Packer Road, Lawrence, Kansas 66044.
"Deed of Trust - Monroeville" means that certain deed of trust or mortgage dated as of the Second Closing Date from Venture Midwest to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Anderson grants to the Agent for the benefit of the Lenders ratably and for the benefit of the Agent, a first priority Lien on that certain property located in Huron County, Ohio, as further described therein.
"Deed of Trust - Suffolk" means that certain credit line deed of trust, assignment and security agreement dated as of May 13, 1997 from Berry Design to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Suffolk grants to the Agent for the benefit of the Lenders ratably and for the benefit of the Agent, a first priority Lien on that certain property known generally as 1401 Progress Road, Suffolk, Virginia.
"Deeds of Trust" means the collective reference to the Deed of Trust - Anderson, the Deed of Trust - Indian Trail, the Deed of Trust - Evansville, the Deed of Trust - Henderson, the Deed of Trust - Iowa Falls, the Deed of Trust - Lawrence, the Deed of Trust - Monroeville, and the Deed of Trust - Suffolk.
"Default" means an event that, with the giving of notice or lapse of time, or both, would constitute an Event of Default under the provisions of this Agreement.
"Distribution" means (a) the payment of any dividends or other distributions on capital stock of the Borrower (except distributions in any class of capital stock) and (b) the redemption or acquisition of capital stock or Subordinated Indebtedness of the Borrower unless made contemporaneously from the Net Proceeds of the sale of capital stock or the issuance of Subordinated Indebtedness to the extent permitted by the provisions of this Agreement or otherwise consented to by the Agent. "Documents" means all documents of title, whether now existing or hereafter acquired or created, and all proceeds (cash and non-cash) of the foregoing. "Dollar" or "Dollars" means United States Dollars.
"Dollar Currency Equivalent" means, on any date of determination, the amount of Dollars which results from the sale of a given amount in Sterling, determined at the rate of exchange quoted by the Agent in London, England, at 9:00 A.M. (London time) on such date of determination, to prime banks in London, England for the spot sale in the London foreign exchange market of Sterling for Dollars.
"Dollar Interest Period" means as to any Dollar LIBOR Loan, the period commencing on and including the date such Dollar LIBOR Loan is made (or on the effective date of the Borrower's election to convert any Base Rate Loan to a Dollar LIBOR Loan in accordance with the provisions of this Agreement) and ending on and including the day which is 30, 60, 90 or 180 days thereafter, as selected by the Borrower in accordance with the provisions of this Agreement, and thereafter, each period commencing on the last day of the then preceding Interest Period for such Dollar LIBOR Loan and ending on and including the day which is 30, 60, 90 or 180 days thereafter, as selected by the Borrower, in accordance with the provisions of this Agreement; provided, however that:
          (a)the first day of any Dollar Interest Period shall be a Business Day;
          (b)if any Dollar Interest Period would end on a day that is not a Business Day, such Dollar Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case, such Dollar Interest Period shall end on the next preceding Business Day; and
          (c)no Dollar Interest Period shall extend beyond the Revolving Credit Termination Date or the scheduled maturity date of the Term Loans A, or the Term Loans B, as appropriate.
"Dollar LIBOR Lending Office" means with respect to the Agent such branch or office of the Agent as designated by the Agent from time to time as the branch or office where the Dollar LIBOR Loans are to be made or maintained. "Dollar LIBOR Base Rate" means for any Dollar Interest Period with respect to any Dollar LIBOR Loan, the rate per annum (rounded upward, if necessary, to the nearest next 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in United States Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Dollar Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Dollar LIBOR Base Rate" shall mean, for any Dollar LIBOR Loan for any Dollar Interest Period therefor, the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Dollar Interest Period; PROVIDED, HOWEVER, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. For purposes of this definition, Telerate Page 3750 refers to the British Bankers Association Libor Rates (determined at approximately 11:00 a. m (London time)) that are published by Dow Jones Telerate, Inc.
"Dollar LIBOR Loan" means any Loan for which interest is to be computed with reference to the Dollar LIBOR Rate.
"Dollar LIBOR Rate" means for any Dollar Interest Period with respect to any Dollar LIBOR Loan, (a) the Applicable Margin, PLUS (b) the per annum rate of interest calculated pursuant to the following formula:
                          DOLLAR LIBOR BASE RATE
                         1.00 - Reserve Percentage
"Domestic Credit Facility" means with respect to each Lender, such Lender's Pro Rata Share of the Revolving Credit Facility, the Letter of Credit Facility, the Term Loan A Facility, the Term Loan B Facility, the Bond Letter of Credit Facility, or the Special Source Bond Facility, as the case may be, and "Domestic Credit Facilities" means collectively the Revolving Credit Facility, the Letter of Credit Facility, the Term Loan A Facility, the Term Loan B Facility, the Bond Letter of Credit Facility, and the Special Source Bond Facility, and any and all other credit facilities now or hereafter extended to the Borrower under or secured by this Agreement. "Draw" has the meaning described in Section (ii) Notwithstanding the provisions of paragraph (a) above, as long as no Event of Default has occurred, any drawing under the Iowa Bond Letter of Credit - NB to redeem Iowa Bonds purchased with a drawing under the Iowa Bond Standby Credit Agreement, any drawing under the Nevada Bond Letter of Credit - NB to purchase Nevada Bonds, and any drawing under the South Carolina Bond Letter of Credit - NB to purchase South Carolina Bonds, in each case relating to Bonds which were tendered for purchase by the holders thereof and which were not remarketed in a timely fashion (each referred to herein as a "Conversion Drawing"), are not required to be reimbursed to the Agent ON DEMAND; provided that BIC or the Borrower, as appropriate, make payments of interest to the Agent at the rates, at the times and otherwise subject to the provisions for interest on the Loans under Interest. (Interest), and the principal amount of each such Conversion Drawing is repaid in equal quarterly payments (i) over the remaining term to expiry of the Bond Letter of Credit Facility with respect to the Nevada Bond Letter of Credit - NB and/or the South Carolina Bond Letter of Credit - NB and (ii) over a period of ten (10) years with respect to the Iowa Bond Letter of Credit - NB; final payment of all outstanding amounts relating to the Nevada Bond Letter of Credit - NB and/or the South Carolina Bond Letter of Credit - NB to be made no later than expiry of the Bond Letter of Credit Facility or the Revolving Credit Termination Date, whichever is earlier, and final payment of all outstanding amounts relating to the Iowa Bond Letter of Credit - NB to be made no later than the date which is ten (10) years after the date of any Conversion Drawing under the Iowa Bond Letter of Credit - NB or the Revolving Credit Termination Date, whichever is earlier. In addition, the Agent and the Lenders agree that in the event the Iowa Bond Trustee draws on the Iowa Bond Letter of Credit on or about the business day preceding the expiration or termination of the Iowa Bond Letter of Credit, as contemplated by Section 505 of the Iowa Bond Trust Agreement (the "Draw"), the Iowa Bond Letter of Credit Obligations resulting from the Draw, shall not be payable ON DEMAND as would otherwise be required by this Section (E) PAYMENTS OF BOND LETTERS OF CREDIT., but shall be repaid by the Borrower in equal consecutive quarterly installments over a period of ten (10) years, commencing with the first day following the first full quarterly period after the Draw and continuing on the first day of each quarterly period thereafter (the "Amortizing Iowa Bond Letter of Credit Obligations"); provided, that (A) there does not exist a Default or an Event of Default,
(B) the Draw is not the result of an acceleration of the Iowa Bonds pursuant to Section 1102 of the Iowa Bond Trust Agreement and (C) the Draw is not the result of the occurrence of a "Determination of Taxability" (as defined in the Iowa Bond Trust Agreement). Interest shall be payable on the Amortizing Iowa Bond Letter of Credit Obligations to the Agent at the rates, at the times and otherwise subject to the provisions for interest on the Loans under Interest. (Interest), with a final payment of all outstanding amounts relating to the Iowa Bond Letter of Credit - NB to be made no later than the date which is ten (10) years after the date of the Draw or the Revolving Credit Termination Date, whichever is earlier. (Payment of Bond Letters of Credit).
"Early Termination Fee" has the meaning described in Section (K) EARLY TERMINATION FEE.
In the event of the termination of the Revolving Credit Commitments, the Borrower shall pay a fee to the Agent for the benefit of the Lenders ratably (the "Early Termination Fee"), equal to following amount at the following times: (Early Termination Fee).
"EBITDA" means as to the Borrower, Berry UK, Norwich and the Subsidiary Guarantors, on a consolidated basis, as of any date or for any period of determination, the sum of (a) the net profit (or loss) determined in accordance with GAAP consistently applied, PLUS (b) interest expense and income Taxes or alternative minimum Taxes for such period to the extent deducted in the calculation of net income (or loss), PLUS (c) depreciation and amortization of Assets for such period, PLUS (d) unusual expenses associated with the write-off of the capitalized portion of financing costs, MINUS (e) non-cash gains from Asset sales other than sales of Inventory in the ordinary course of business, PLUS (f) non-cash losses from Asset sales other than sales of Inventory in the ordinary course of business, PLUS, (g) non-cash extraordinary losses, MINUS (h) extraordinary gains, MINUS (i) interest income, MINUS (j) any gain relating to the accumulated effect of any change in accounting method, PLUS (k) any loss relating to the accumulated effect of any change in accounting method, each item in clauses (a) through (k) calculated pursuant to GAAP for such period, PLUS, (l) any non-cash compensation expenses, MINUS, (m) any non-cash compensation gains.
"Eligible Domestic Inventory" means the collective reference to all Inventory of the Borrower and each Subsidiary Guarantor held for sale, valued at the lowest of the cost, any ceiling prices which may be established by any Law of any Governmental Authority or prevailing market value, all as reduced by the aggregate amount of all reserves, limits and deductions provided for in this definition or in (C) BORROWING BASE.
As used in this Agreement, the term "Borrowing Base" means at any time, an amount equal to the aggregate of (a) eighty-five percent (85%) of the amount of Eligible Domestic Receivables, plus (b) the lesser of (i) sixty-five percent (65%) of the amount of Eligible Domestic Inventory or (ii) Twenty-five Million Dollars ($25,000,000 (Borrowing Base); EXCLUDING, however, any Inventory which consists of:
          (a)any Inventory located outside of the United States,
          (b)any Inventory located outside of a state in which the Agent has properly perfected the Liens of the Agent and the Lenders under this Agreement, free and clear of all other Liens (other than Permitted Liens),
          (c)any Inventory not in the actual possession of the Borrower or a Subsidiary Guarantor, except to the extent provided in subsection (d) below,
          (d)any Inventory in the possession of a bailee, warehouseman, consignee or similar third party, except to the extent that either (1) such bailee, warehouseman, consignee or similar third party has entered into an agreement with the Agent in which such bailee, warehouseman, consignee or similar third party consents and agrees to the Lien of the Agent and the Lenders on such Inventory and to such other terms and conditions as may be reasonably required by the Agent, or (2) with respect to any Inventory in the possession of a bailee or warehouseman, the Agent has established a reserve for such Inventory in an amount not greater than three (3) months of any fees or other charges which would be due and payable to any such bailee and warehouseman under its agreements with the Borrower or Subsidiary Guarantor, as appropriate (the Agent agrees to so establish a reserve as shall be appropriate unless otherwise directed by the Borrower),
          (e)any Inventory located on premises leased or rented to the Borrower or a Subsidiary Guarantor or otherwise not owned by the Borrower or a Subsidiary Guarantor, unless either (i) the Agent has received a waiver and consent from the lessor, landlord and/or owner, in form and substance reasonably satisfactory to the Agent and from any mortgagee of such lessor, landlord or owner to the extent reasonably required by the Agent or (ii) with respect to any such Inventory, the Agent has established a reserve for such Inventory in an amount not greater than three (3) months of any rents or other charges which would be due and payable to any such lessor, landlord or owner under its agreements with the Borrower or Subsidiary Guarantor, as appropriate (the Agent agrees to so establish a reserve as shall be appropriate unless otherwise directed by the Borrower),
          (f)any Inventory the sale or other disposition of which has given rise to an Account,
          (g)any Inventory which fails to meet all standards and requirements imposed by any Governmental Authority over such Inventory or its production, storage, use or sale to the extent that the failure to meet any such standards and/or requirements imposed by any Governmental Authority would entitle a purchaser of such Inventory to return the Inventory or otherwise cancel or rescind its purchase or shall otherwise materially impair the value of the Inventory or the ability of the Agent to realize upon the value of the Inventory,
          (h)work-in-process or supplies,
          (i)any Inventory as to which the Agent determines in the exercise of its sole and absolute discretion at any time and in good faith (i) is not in merchantable condition or is defective, post-seasonal, slow moving or obsolete and (ii) which the Agent determines in the exercise of its sole and absolute discretion is unlikely to be sold in the ordinary course of business within a reasonable period of time and on customary terms and conditions, without significant out of the ordinary course discounts or other concessions,
          (j)any Inventory which the Agent in the good faith exercise of its sole and absolute discretion has deemed to be ineligible because the Agent considers the collateral value to the Agent and the Lenders to be impaired in any material respect or its ability to realize such value to be insecure in any material respect.
In the event of any dispute under the foregoing criteria, as to whether Inventory is, or has ceased to be, Eligible Domestic Inventory, the decision of the Agent in the good faith exercise of its sole and absolute discretion shall control.

"Eligible Domestic Receivable" and "Eligible Domestic Receivables" mean, at any time of determination thereof, the unpaid portion of each Account (net of any returns, discounts, claims asserted by Account Debtors or other obligors with respect to such Account, credits, charges, accrued rebates or other allowances, offsets, deductions, counterclaims, disputes or other defenses asserted by Account Debtors or other obligors with respect to such Account, and reduced by the aggregate amount of all reserves, limits and deductions expressly provided for in this Agreement), which shall be receivable in United States Dollars by the Borrower or any Subsidiary Guarantor, provided each Account conforms and continues to conform to the following criteria to the reasonable satisfaction of the Agent:
          (a)the Account arose in the ordinary course of business from a bona fide outright sale of Inventory or from services performed;
          (b)the Account is a valid, legally enforceable obligation of the Account Debtor;
          (c)if the Account arises from the sale of Inventory, the Inventory the sale of which gave rise to the account has been shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis, or on the basis of any other similar understanding;
          (d)if the Account arises from the performance of services, such services have been fully rendered;
          (e)the Account is evidenced by an invoice or other documentation in form reasonably acceptable to the Agent, dated no later than two (2) Business Days after the date of shipment or performance and containing only terms normally offered by the Borrower or the Subsidiary Guarantor, as appropriate;
          (f)the amount shown on the books of the Borrower or the Subsidiary Guarantor, as appropriate, and on any invoice, certificate, schedule or statement delivered to the Agent is owing to the Borrower or the Subsidiary Guarantor, as appropriate, with any partial payment reducing the amount of the Eligible Domestic Receivable by such partial payment received;
          (g)the Account is not outstanding more than one hundred twenty
(120) days from the date of the invoice therefor or past due more than thirty (30) days after its due date, which shall not be later than ninety
(90) days after the invoice date;
          (h)the Account is not owing by any Account Debtor for which fifty percent (50%) or more of such Account Debtor's other Accounts (or any portion thereof) due to Norwich, Berry UK, the Borrower or any Subsidiary Guarantor, individually, or Norwich, Berry UK, the Borrower and each of the Subsidiary Guarantors collectively, are non-Eligible Domestic Receivables and/or non-Eligible UK Receivables;
          (i)the Account is not owing by an Account Debtor or a group of affiliated Account Debtors whose then existing Accounts owing to the Borrower or any Subsidiary Guarantor, individually, exceed in the aggregate, fifteen percent (15%) of the total Eligible Domestic Receivables of the Borrower or the Subsidiary Guarantor, as appropriate and is not owing by an Account Debtor or a group of affiliated Account Debtors whose then existing Accounts to the Borrower and each of the Subsidiary Guarantors collectively exceed, in the aggregate, fifteen percent (15%) of the total Eligible Domestic Receivables of the Borrower and all of the Subsidiary Guarantors except that with respect to Accounts owing by those Account Debtors identified on SCHEDULE 1.1 attached hereto, as updated with the Agent's consent at any time and from time, the Account is not owing by any Account Debtor so named on SCHEDULE 1.1 whose then existing Accounts to the Borrower and/or any Subsidiary Guarantor, individually, exceed, in the aggregate, twenty-five percent (25%) of the total Eligible Domestic Receivables of the Borrower or any Subsidiary Guarantor, as appropriate, and is not owing by an Account Debtor so named on SCHEDULE 1.1 whose then existing Accounts to the Borrower and each of the Subsidiary Guarantors, collectively, exceed, in the aggregate, twenty-five percent (25%) of the total Eligible Domestic Receivables of the Borrower and all of the Subsidiary Guarantors;
          (j)the Account Debtor has not returned, rejected or refused to retain, or otherwise notified the Borrower or any Subsidiary Guarantor of any dispute concerning, or claimed nonconformity of, any of the Inventory or services from the sale or furnishing of which the Account arose;
          (k)the Account Debtor is not a Subsidiary or Affiliate of Norwich, Berry UK, the Borrower or any Subsidiary Guarantor or an employee, officer, director of shareholder of Norwich, Berry UK, the Borrower or any Subsidiary Guarantor or any Subsidiary or Affiliate of the Borrower or any Subsidiary Guarantor (For purposes of calculating Eligible Domestic Receivables, the term Affiliate shall not include any Affiliate of any stockholder of the Parent);
          (l)the Account Debtor is not incorporated or organized in or primarily located in any jurisdiction outside of the United States of America or Canada, unless the Account Debtor's obligations with respect to such account are secured by a letter of credit, guaranty or banker's acceptance having terms and from such issuers and confirmation banks as are reasonably acceptable to the Agent in its commercially reasonable discretion (which letter of credit, guaranty or banker's acceptance is subject to an irrevocable assignment of proceeds in favor of the Agent for the benefit of the Lenders ratably and the Agent);
          (m)the Account Debtor with respect to such Account is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action;
          (n)the Account Debtor is not a Governmental Authority, unless the Borrower or Subsidiary Guarantor, as appropriate, shall have complied to the Agent's satisfaction with the Assignment of Claims Act of 1940, as amended;
          (o)neither the Borrower nor any of the Subsidiary Guarantors is indebted in any manner to the Account Debtor (as creditor, lessor, supplier otherwise), with the exception of customary credits, adjustments and/or discounts given to an Account Debtor;
          (p)the Account does not arise from services under or related to any warranty obligation of the Borrower or any Subsidiary Guarantor or out of service charges, finance charges or other fees for the time value of money;
          (q)the Account is not evidenced by Chattel Paper or an Instrument of any kind and is not secured by any letter of credit, except as permitted under subsection (l) above, unless the original of any such Chattel Paper and/or Instrument has been delivered to the Agent;
          (r)the title of the Borrower or the Subsidiary Guarantor, as appropriate, to the account is absolute and is not subject to any prior assignment, claim, Lien, or security interest, except Permitted Liens and Liens in favor of the Agent and/or the Lenders;
          (s)no bond or other undertaking by a guarantor or surety which is not reasonably acceptable to the Agent has been or is required to be obtained, supporting the Account and any of the Account Debtor's obligations in respect of the Account, other than as and to the extent permitted or required under the provisions of subsection (l) above;
          (t)the Borrower and each Subsidiary Guarantor, as appropriate, have the full and unqualified right and power to assign and grant a security interest in, and Lien on, the Account to the Agent as security and collateral for the payment of the Obligations;
          (u)the Account does not arise out of a contract with, or order from, an Account Debtor that, by its terms, forbids or makes void or unenforceable the assignment or grant of a Lien by the Borrower and each Subsidiary Guarantor, as appropriate, to the Agent, for the benefit of the Lenders ratably and the Agent, of the Account arising from such contract or order;
          (v)the Account is subject to a Lien in favor of the Agent, for the benefit of the Lenders ratably and the Agent, which Lien constitutes a first priority perfected security interest and Lien, subject only to Permitted Liens;
          (w)the Inventory giving rise to the Account was not, at the time of the sale thereof, subject to any Lien, except those in favor of the Agent, for the benefit of the Lenders ratably and the Agent and other Permitted Liens;
          (x)no part of the Account represents a progress billing or a retainage;
          (y)the Agent in the good faith exercise of its commercially reasonable discretion has not deemed the Account ineligible because of uncertainty in any material respect as to the creditworthiness of the Account Debtor or because the Agent otherwise considers the collateral value of such Account to the Agent and the Lenders to be impaired in any material respect or its ability to realize such value to be insecure in any material respect.
In the event of any dispute, under the foregoing criteria, as to whether an account is, or has ceased to be, an Eligible Domestic Receivable, the decision of the Agent in the good faith exercise of its commercially reasonable discretion shall control.

"Eligible UK Inventory" means the collective reference to all Inventory of Berry UK and Norwich held for sale, valued at the lowest of the cost, denominated in Sterling, any ceiling prices which may be established by any Law of any Governmental Authority or prevailing market value, all as reduced by the aggregate amount of all reserves, limits and deductions provided for in this definition or in Section (C) UK BORROWING BASE. (UK Borrowing Base); EXCLUDING, however, any Inventory which consists of:
          (a)any Inventory located outside of England or Wales,
          (b)any Inventory on which NationsBank does not have properly perfected the Lien under the UK Security Documents, free and clear of all other Liens (other than Permitted Liens and Liens securing the Obligations),
          (c)any Inventory which is (i) subject to retention of title by any vendor or (ii) not in the actual possession of Norwich or Berry UK, except to the extent provided in subsection (d) below,
          (d)any Inventory in the possession of a bailee, warehouseman, consignee or similar third party, except to the extent that either (1) such bailee, warehouseman, consignee or similar third party has entered into an agreement with NationsBank in which such bailee, warehouseman, consignee or similar third party consents and agrees to the Lien of NationsBank on such Inventory and to such other terms and conditions as may be reasonably required by NationsBank, or (2) with respect to any Inventory in the possession of a bailee or warehouseman, NationsBank has established a reserve for such Inventory in an amount not greater than three (3) months of any fees or other charges which would be due and payable to any such bailee and warehouseman under its agreements with Norwich or Berry UK (NationsBank agrees to so establish a reserve as shall be appropriate unless otherwise directed by Norwich or Berry UK),
          (e)any Inventory located on premises leased or rented to Norwich or Berry UK or otherwise not owned by Norwich or Berry UK, unless either
(i) NationsBank has received a waiver and consent from the lessor, landlord and/or owner, in form and substance reasonably satisfactory to NationsBank and from any mortgagee of such lessor, landlord or owner to the extent reasonably required by NationsBank or (ii) with respect to any such Inventory, NationsBank has established a reserve for such Inventory in an amount not greater than three (3) months of any rents or other charges which would be due and payable to any such lessor, landlord or owner under its agreements with Norwich or Berry UK (NationsBank agrees to so establish a reserve as shall be appropriate unless otherwise directed by Norwich or Berry UK),
          (f)any Inventory the sale or other disposition of which has given rise to an Account,
          (g)any Inventory which fails to meet all standards and requirements imposed by any Governmental Authority over such Inventory or its production, storage, use or sale to the extent that the failure to meet any such standards and/or requirements imposed by any Governmental Authority would entitle a purchaser of such Inventory to return the Inventory or otherwise cancel or rescind its purchase or shall otherwise materially impair the value of the Inventory or the ability of NationsBank to realize upon the value of the Inventory,
          (h)work-in-process or supplies,
          (i)any Inventory as to which NationsBank determines in the exercise of its sole and absolute discretion at any time and in good faith
(i) is not in merchantable condition or is defective, post-seasonal, slow moving or obsolete and (ii) which NationsBank determines in the exercise of its sole and absolute discretion is unlikely to be sold in the ordinary course of business within a reasonable period of time and on customary terms and conditions, without significant out of the ordinary course discounts or other concessions,
          (j)any Inventory which NationsBank in the good faith exercise of its sole and absolute discretion has deemed to be ineligible because NationsBank considers the collateral value to NationsBank to be impaired in any material respect or its ability to realize such value to be insecure in any material respect.
In the event of any dispute under the foregoing criteria, as to whether Inventory is, or has ceased to be, Eligible UK Inventory, the decision of NationsBank in the good faith exercise of its sole and absolute discretion shall control.

"Eligible UK Receivable" and "Eligible UK Receivables" mean, at any time of determination thereof, the unpaid portion of each Account (net of any returns, discounts, claims asserted by Account Debtors or other obligors with respect to such Account, credits, charges, accrued rebates or other allowances, offsets, deductions, counterclaims, disputes or other defenses asserted by Account Debtors or other obligors with respect to such Account, and reduced by the aggregate amount of all reserves, limits and deductions expressly provided for in this Agreement), which shall be receivable in Sterling by Norwich or Berry UK, provided each Account conforms and continues to conform to the following criteria to the reasonable satisfaction of NationsBank:
          (a)the Account arose in the ordinary course of business from a bona fide outright sale of Inventory or from services performed;
          (b)the Account is a valid, legally enforceable obligation of the Account Debtor;
          (c)if the Account arises from the sale of Inventory, the Inventory the sale of which gave rise to the account has been shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis, or on the basis of any other similar understanding;
          (d)if the Account arises from the performance of services, such services have been fully rendered;
          (e)the Account is evidenced by an invoice or other documentation in form reasonably acceptable to NationsBank, dated no later than two (2) Business Days after the date of shipment or performance and containing only terms normally offered by Norwich or Berry UK;
          (f)the amount shown on the books of Norwich or Berry UK, as appropriate, and on any invoice, certificate, schedule or statement delivered to NationsBank is owing to Norwich or Berry UK, as appropriate, with any partial payment reducing the amount of the Eligible UK Receivable by such partial payment received;
          (g)the Account is not outstanding more than ninety (90) days from the date of the invoice therefor or past due more than thirty (30) days after its due date, which shall not be later than ninety (90) days after the invoice date;
          (h)the Account is not owing by any Account Debtor for which fifty percent (50%) or more of such Account Debtor's other Accounts (or any portion thereof) due to Norwich and/or Berry UK, individually, or Norwich and Berry UK collectively, are non-Eligible UK Receivables;
          (i)the Account is not owing by an Account Debtor or a group of affiliated Account Debtors whose then existing Accounts owing to Norwich and/or Berry UK, individually, exceed in the aggregate, fifteen percent (15%) of the total Eligible UK Receivables of Norwich and Berry UK, and is not owing by an Account Debtor or a group of affiliated Account Debtors whose then existing Accounts to Norwich and/or Berry UK collectively exceed, in the aggregate, fifteen percent (15%) of the total Eligible UK Receivables of Norwich and Berry UK, except that with respect to Accounts owing by those Account Debtors identified on SCHEDULE 1.1 attached hereto, as updated with the consent of NationsBank at any time and from time to time, the Account is not owing by any Account Debtor so named on SCHEDULE
1.1 whose then existing Accounts to Norwich and/or Berry UK, individually, exceed, in the aggregate, twenty-five percent (25%) of the total Eligible UK Receivables of Norwich and/or Berry UK, and is not owing by an Account Debtor so named on SCHEDULE 1.1 whose then existing Accounts to Norwich and/or Berry UK, collectively, exceed, in the aggregate, twenty-five percent (25%) of the total Eligible UK Receivables of Norwich and Berry UK;
          (j)the Account Debtor has not returned, rejected or refused to retain, or otherwise notified Norwich or Berry UK of any dispute concerning, or claimed nonconformity of, any of the Inventory or services from the sale or furnishing of which the Account arose;
          (k)the Account Debtor is not a Subsidiary or Affiliate of Norwich, Berry UK, the Borrower or any Subsidiary Guarantor or an employee, officer, director of shareholder of Norwich, Berry UK, the Borrower or any Subsidiary Guarantor or any Subsidiary or Affiliate of Norwich, Berry UK, the Borrower or any Subsidiary Guarantor (For purposes of calculating Eligible Domestic Receivables and Eligible UK Receivables, the term Affiliate shall not include any Affiliate of any stockholder of the Parent);
          (l)the Account Debtor is not incorporated or organized in, or primarily located in, any jurisdiction outside of the United Kingdom, unless the Account Debtor's obligations with respect to such account are secured by a letter of credit, guaranty or banker's acceptance having terms and from such issuers and confirmation banks as are reasonably acceptable to NationsBank in its commercially reasonable discretion (which letter of credit, guaranty or banker's acceptance is subject to an irrevocable assignment of proceeds in favor of NationsBank);
          (m)the Account Debtor with respect to such Account is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action;
          (n)the Account Debtor is not a Governmental Authority, unless Norwich shall have complied to the satisfaction of NationsBank with the applicable Laws, if any, governing the creation and perfection of Liens in such Accounts
          (o)Neither Norwich nor Berry UK is indebted in any manner to the Account Debtor (as creditor, lessor, supplier otherwise), with the exception of customary credits, adjustments and/or discounts given to an Account Debtor;
          (p)the Account does not arise from services under or related to any warranty obligation of Norwich or Berry UK or out of service charges, finance charges or other fees for the time value of money;
          (q)the Account is not evidenced by Chattel Paper or an Instrument of any kind and is not secured by any letter of credit, except as permitted under subsection (l) above, unless the original of any such Chattel Paper and/or Instrument has been delivered to NationsBank;
          (r)the title of Norwich or Berry UK, as appropriate, to the Account is absolute and is not subject to any prior assignment, claim, Lien, or security interest, except Permitted Liens and Liens in favor of NationsBank and Liens securing the Obligations;
          (s)no bond or other undertaking by a guarantor or surety which is not reasonably acceptable to NationsBank has been or is required to be obtained, supporting the Account and any of the Account Debtor's obligations in respect of the Account, other than as and to the extent permitted or required under the provisions of subsection (l) above;
          (t)Norwich or Berry UK has the full and unqualified right and power to assign and grant a security interest in, and Lien on, the Account to NationsBank as security and collateral for the payment of the UK Obligations;
          (u)the Account does not arise out of a contract with, or order from, an Account Debtor that, by its terms, forbids or makes void or unenforceable the assignment or grant of a Lien by Norwich or Berry UK to NationsBank of the Account arising from such contract or order;
          (v)the Account is subject to a Lien in favor of NationsBank, which Lien constitutes a first priority perfected security interest and Lien, subject only to Permitted Liens;
          (w)the Inventory giving rise to the Account was not, at the time of the sale thereof, subject to any Lien, except those in favor of NationsBank and other Permitted Liens;
          (x)no part of the Account represents a progress billing or a retainage;
          (y)NationsBank in the good faith exercise of its commercially reasonable discretion has not deemed the Account ineligible because of uncertainty in any material respect as to the creditworthiness of the Account Debtor or because NationsBank otherwise considers the collateral value of such Account to be impaired in any material respect or its ability to realize such value to be insecure in any material respect.
In the event of any dispute, under the foregoing criteria, as to whether an account is, or has ceased to be, an Eligible UK Receivable, the decision of NationsBank in the good faith exercise of its commercially reasonable discretion shall control.

"ENFORCEMENT COSTS" MEANS ALL COMMERCIALLY REASONABLE EXPENSES, CHARGES, COSTS AND FEES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, REASONABLE OUTSIDE AND ALLOCATED IN-HOUSE COUNSEL ATTORNEY'S FEES AND EXPENSES) OF ANY NATURE WHATSOEVER REASONABLY PAID OR INCURRED BY OR ON BEHALF OF THE AGENT AND/OR ANY OF THE LENDERS IN CONNECTION WITH (A) ANY OR ALL OF THE OBLIGATIONS, THIS AGREEMENT AND/OR ANY OF THE OTHER FINANCING DOCUMENTS AND
(B) THE CREATION, PERFECTION, COLLECTION, MAINTENANCE, PRESERVATION, DEFENSE, PROTECTION, REALIZATION UPON, DISPOSITION, SALE OR ENFORCEMENT OF ALL OR ANY PART OF THE COLLATERAL, THIS AGREEMENT OR ANY OF THE OTHER FINANCING DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THOSE COSTS AND EXPENSES MORE SPECIFICALLY ENUMERATED IN SECTION 3.8 COSTS.
The Borrower agrees to pay, as part of the Enforcement Costs and to the fullest extent permitted by applicable Laws, on demand all reasonable costs, fees and expenses incurred by the Agent and/or any of the Lenders in connection with the taking, perfection, preservation, protection and/or release of a Lien on the Collateral, including, without limitation, with respect to all actions required to effect any of the provisions of SECTION
3.7 SUBSIDIARY GUARANTOR ASSETS.
The Borrower agrees that all Obligations are and shall continue to be fully and unconditionally and jointly and severally guaranteed by each Subsidiary Guarantor and that the joint and several obligations of each Subsidiary Guarantor under the Guaranty are and shall continue to be secured by a first priority Lien (subject only to Permitted Liens) on all Assets and properties of each Subsidiary Guarantor. (Subsidiary Guarantor Assets), and any of the following: (Costs) and SECTION 9.10 ENFORCEMENT COSTS.
The Borrower agrees to pay to the Agent on demand all Enforcement Costs (including expenses and fees incurred by any Lender to the extent included in the definition of Enforcement Costs), together with interest thereon from the date following demand until paid in full at a per annum rate of interest equal at all times to the Post-Default Rate. The Borrower, Berry UK and Norwich jointly and severally agree to pay to the Agent on demand all Enforcement Costs which relate solely to the UK Obligations, together with interest thereon from the date following demand until paid in full at a per annum rate of interest equal at all times to the Post-Default Rate. Enforcement Costs shall be immediately due and payable at the time advanced or incurred, whichever is earlier. Without implying any limitation on the foregoing, the Borrower and to the extent appropriate, Berry UK and Norwich, jointly and severally agree, as part of the Enforcement Costs, to pay upon demand any and all stamp and other Taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and the other Financing Documents and to save the Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay any Taxes or fees referred to in this Section. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of the other Obligations and shall survive the termination of this Agreemen (Enforcement Costs). The Lenders agree that the Borrower shall have no obligation to reimburse any Lender, other than the Agent, for legal fees and expenses incurred by such Lender in connection with its review, execution and delivery of any of the Financing Documents, to the extent such legal fees and expenses exceed Five Thousand Dollars ($5,000). "Equipment" means all equipment, machinery, computers, chattels, tools, parts, machine tools, furniture, furnishings, fixtures and supplies of every nature, presently existing or hereafter acquired or created and wherever located, whether or not the same shall be deemed to be affixed to real property, together with all accessions, additions, fittings, accessories, special tools, and improvements thereto and substitutions therefor and all parts and equipment which may be attached to or which are necessary or beneficial for the operation, use and/or disposition of such personal property, all licenses, warranties, franchises and general intangibles related thereto or necessary or beneficial for the operation, use and/or disposition of the same, together with all Accounts, Chattel Paper, Instruments and other consideration received by Norwich, Berry UK, the Borrower or any Subsidiary Guarantor on account of the sale, lease or other disposition of all or any part of the foregoing, and together with all rights under or arising out of present or future Documents and contracts relating to the foregoing and all proceeds (cash and non-cash) of the foregoing.
"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.
"Event of Default" has the meaning described in DEFAULT AND RIGHTS AND REMEDIES (Default and Rights and Remedies).
          "Excess Cash Flow" means for any annual period of determination thereof and with respect to the Borrower and the Subsidiary Guarantors only and not including Berry UK or Norwich, an amount equal to fifty percent (50%) of the sum of (a) EBITDA, less (b) non-financed Capital Expenditures permitted by Section (F) CAPITAL EXPENDITURES.
Except for Permitted Acquisitions and permitted reinvestments of Permitted Asset Dispositions, neither the Borrower, Berry UK nor Norwich will or will permit any Subsidiary to, directly or indirectly, make any Capital Expenditures in the aggregate for the Borrower, Berry UK, Norwich and their respective Subsidiaries (taken as a whole) in amount which exceed the following amounts at any time during the following fiscal years (for each fiscal year, the "Capital Expenditure Ceiling" (Capital Expenditures), less
(c) cash income Taxes and alternative minimum Taxes, less (d) increases in working capital, plus (e) decreases in working capital, less (f) Debt Service, as shown on the annual financial statements for such annual period, furnished to the Agent in accordance with Section (A) FINANCIAL STATEMENTS.
The Borrower shall furnish to the Agent for distribution to the Lender (Financial Statements); or in the event that the Borrower fails to deliver such financial statements to the Agent as and when required, the Agent shall estimate, in its sole, but commercially reasonable discretion, the amount of Excess Cash Flow for such period.
"Federal Funds Rate" means for any day of determination, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day) by the Federal Reserve Bank for the next preceding Business Day) by the Federal Reserve Bank of Richmond or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by the Agent from three (3) Federal funds brokers of recognized standing selected by the Agent.
"Fees" means the collective reference to each fee payable to the Agent, for its own account or for the ratable benefit of the Lenders, under the terms of this Agreement or under the terms of any of the other Financing Documents, including, without limitation, the Agency Fees, the Revolving Credit Unused Line Fees, the Letter of Credit Fees, the Letter of Credit Fronting Fees, the Bond Letter of Credit Fees, the Bond Letter of Credit Fronting Fees, the Early Termination Fee, the Term Loan B Fees, the Field Examination Fees, the UK Commitment Fee and the UK Revolving Credit Facility Fees.
"Field Examination Fee" and "Field Examination Fees" have the meanings described in Section (C) FIELD EXAMINATION FEES.
The Borrower shall pay to the Agent for the exclusive benefit of the Agent an annual field examination fee (the "Field Examination Fee"), which Field Examination Fee shall be payable quarterly in advance on the first day of each February, May, August and November of each year commencing on the first such date following the Closing Date, and continuing until the last such date prior to which all Obligations arising out of, or under, the Credit Facilities then outstanding have been paid in full. The Field Examination Fee shall be in the amount of Forty Thousand Dollars ($40,000) per annum, and shall also include the amount of all out-of-pocket expenses reasonably incurred by the Agent in connection with any field examination of Norwich and/or Berry UK for which the Agent has not been previously reimbursed. (Field Examination Fees).
"Financing Documents" means at any time collectively this Agreement, the Notes, the Security Documents, the Letter of Credit Documents, the Bond Letter of Credit Agreement Documents, the Special Source Bond Documents, the UK Security Documents, and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by the Borrower, any Guarantor, Berry UK, Norwich and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with this Agreement, any Note, any of the Security Documents, any of the Credit Facilities, any of the UK Security Documents and/or any of the Obligations, all as the same may be amended, restated, supplemented, replaced or otherwise modified at any time and from time to time.
"First Closing Date" means January 21, 1997.
"Fixed or Capital Assets" of a Person at any date means all assets which would, in accordance with GAAP consistently applied, be classified on the balance sheet of such Person as property, plant or equipment at such date. "Fixed Charges" means as to the Borrower, Berry UK, Norwich and each of the Subsidiary Guarantors, on a consolidated basis, for any period of determination, the scheduled payments of principal and cash interest on account of all Indebtedness for Borrowed Money and on account of all Capital Leases, plus cash income Taxes, plus cash dividends declared or paid. For purposes of calculating "Fixed Charges", the Agent and the Lenders agree that scheduled payments with respect to the Iowa Bond Letter of Credit Obligations shall reflect the permitted amortization of a portion of such Iowa Bond Letter of Credit Obligations pursuant to Section (ii) Notwithstanding the provisions of paragraph (a) above, as long as no Event of Default has occurred, any drawing under the Iowa Bond Letter of Credit - NB to redeem Iowa Bonds purchased with a drawing under the Iowa Bond Standby Credit Agreement, any drawing under the Nevada Bond Letter of Credit - NB to purchase Nevada Bonds, and any drawing under the South Carolina Bond Letter of Credit - NB to purchase South Carolina Bonds, in each case relating to Bonds which were tendered for purchase by the holders thereof and which were not remarketed in a timely fashion (each referred to herein as a "Conversion Drawing"), are not required to be reimbursed to the Agent ON DEMAND; provided that BIC or the Borrower, as appropriate, make payments of interest to the Agent at the rates, at the times and otherwise subject to the provisions for interest on the Loans under Interest. (Interest), and the principal amount of each such Conversion Drawing is repaid in equal quarterly payments (i) over the remaining term to expiry of the Bond Letter of Credit Facility with respect to the Nevada Bond Letter of Credit - NB and/or the South Carolina Bond Letter of Credit - NB and
(ii) over a period of ten (10) years with respect to the Iowa Bond Letter of Credit - NB; final payment of all outstanding amounts relating to the Nevada Bond Letter of Credit - NB and/or the South Carolina Bond Letter of Credit - NB to be made no later than expiry of the Bond Letter of Credit Facility or the Revolving Credit Termination Date, whichever is earlier, and final payment of all outstanding amounts relating to the Iowa Bond Letter of Credit - NB to be made no later than the date which is ten (10) years after the date of any Conversion Drawing under the Iowa Bond Letter of Credit - NB or the Revolving Credit Termination Date, whichever is earlier. In addition, the Agent and the Lenders agree that in the event the Iowa Bond Trustee draws on the Iowa Bond Letter of Credit on or about the business day preceding the expiration or termination of the Iowa Bond Letter of Credit, as contemplated by Section 505 of the Iowa Bond Trust Agreement (the "Draw"), the Iowa Bond Letter of Credit Obligations resulting from the Draw, shall not be payable ON DEMAND as would otherwise be required by this Section (E) PAYMENTS OF BOND LETTERS OF CREDIT., but shall be repaid by the Borrower in equal consecutive quarterly installments over a period of ten (10) years, commencing with the first day following the first full quarterly period after the Draw and continuing on the first day of each quarterly period thereafter (the "Amortizing Iowa Bond Letter of Credit Obligations"); provided, that (A) there does not exist a Default or an Event of Default, (B) the Draw is not the result of an acceleration of the Iowa Bonds pursuant to Section 1102 of the Iowa Bond Trust Agreement and (C) the Draw is not the result of the occurrence of a "Determination of Taxability" (as defined in the Iowa Bond Trust Agreement). Interest shall be payable on the Amortizing Iowa Bond Letter of Credit Obligations to the Agent at the rates, at the times and otherwise subject to the provisions for interest on the Loans under INTEREST. (Interest), with a final payment of all outstanding amounts relating to the Iowa Bond Letter of Credit - NB to be made no later than the date which is ten (10) years after the date of the Draw or the Revolving Credit Termination Date, whichever is earlier. (Payments of Bond Letters of Credit).
"Fixed Charge Coverage Ratio" means as to the Borrower, Berry UK, Norwich and each of the Subsidiary Guarantors, on a consolidated basis, for the period of any determination thereof, the ratio of (a) EBITDA, less the aggregate amount of all non-financed Capital Expenditures for such period, to (b) Fixed Charges.
"Funded Debt" means as to the Borrower, Berry UK, Norwich and each of the Subsidiary Guarantors, on a consolidated basis, as of any date of determination, (a) the aggregate of all Indebtedness for Borrowed Money of the Borrower, Berry UK, Norwich and each of the Subsidiary Guarantors, whether secured or unsecured (but excluding, without duplication, loans by the Borrower to one or more of the Subsidiary Guarantors, Berry UK or), having a final maturity (or which by the terms thereof is renewable or extendible at the option of the obligor for a period ending) more than a year after that date, including current maturities of long-term Indebtedness for Borrowed Money (as determined in accordance with GAAP), less (b) the aggregate amount of all cash balances and Cash Equivalents of the Borrower, Berry UK, Norwich and/or any of the Subsidiary Guarantors. "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time, except that with respect to Berry UK and Norwich, GAAP means generally accepted accounting principles in the United Kingdom in effect from time to time. Notwithstanding the foregoing, with respect to (i) any financial statements which consolidate Berry UK and/or Norwich with the Borrower or any other Subsidiary Guarantor or (ii) any financial covenant relating to Berry UK, Norwich, the Borrower and/or any Subsidiary Guarantor on a consolidated basis, GAAP shall mean generally accepted accounting principles in the United States of America in effect from time to time.
"General Intangibles" means all general intangibles of every nature, whether presently existing or hereafter acquired or created, and without implying any limitation of the foregoing, further means all books and records, claims (including without limitation all claims for income tax and other refunds), choses in action, claims, causes of action in tort or equity, contract rights, judgments, customer lists, Patents, Trademarks, licensing agreements, rights in intellectual property, goodwill (including goodwill of the business of the Borrower, Berry UK, Norwich or any Subsidiary Guarantor symbolized by and associated with any and all Trademarks, trademark licenses, Copyrights and/or service marks), royalty payments, licenses, rights as lessee under any lease of real or personal property, literary rights, Copyrights, service names, service marks, logos, trade secrets, amounts received as an award in or settlement of a suit in damages, deposit accounts, interests in joint ventures, general or limited partnerships, or limited liability companies or partnerships, rights in applications for any of the foregoing, books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to any or all of the foregoing and all general intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and all proceeds (cash and non-cash) of the foregoing. "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any department, agency or instrumentality thereof.
"Guarantor" means the Parent or any Subsidiary Guarantor or their respective successors and assigns, as the case may be; and "Guarantors" means the Parent, each and every Subsidiary Guarantor, and each of their respective successors and assigns.
"Guaranty" means collectively each guaranty of payment for the benefit of the Lenders ratably and the Agent from any or all of the Guarantors or Norwich, including, without limitation, the Special Source Bond Guaranty and the UK Credit Facilities Guaranty, as the same may from time to time be amended, restated, supplemented or otherwise modified.
"Hazardous Materials" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any substance the presence of which on any property now or hereafter owned, acquired or operated by the Borrower, Berry UK, Norwich or any Subsidiary Guarantor is prohibited by any Law similar to those set forth in this definition; and (d) any other substance which by Law requires special handling in its collection, storage, treatment or disposal.
"Hazardous Materials Contamination" means the contamination (whether presently existing or occurring after the date of this Agreement) by Hazardous Materials of any property owned, operated or controlled by the Borrower, Berry UK, Norwich or any Subsidiary Guarantor or for which the Borrower, Berry UK, Norwich or any Subsidiary Guarantor has responsibility, including, without limitation, improvements, facilities, soil, ground water, air or other elements on, or of, any property now or hereafter owned, acquired or operated by the Borrower, Berry UK, Norwich or any Subsidiary Guarantor, and any other contamination by Hazardous Materials for which the Borrower, Berry UK, Norwich or any Subsidiary Guarantor is, or is claimed to be, responsible.
"Indebtedness" of a Person means at any date the total liabilities of such Person at such time determined in accordance with GAAP consistently applied.
"Indebtedness for Borrowed Money" of a Person means at any time the sum at such time of (a) Indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) any obligations of such Person in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of such Person,
(c) Lease Obligations of such Person with respect to Capital Leases, (d) all liabilities secured by any Lien on any property owned by such Person, to the extent attached to such Person's interest in such property, even though such Person has not assumed or become personally liable for the payment thereof, (e) obligations of third parties which are being guarantied or indemnified against by such Person or which are secured by the property of such Person; (f) any obligation of such Person or a Commonly Controlled Entity to a Multi-employer Plan; and (h) any obligations, liabilities or indebtedness, contingent or otherwise, under or in connection with, any interest rate or currency swap agreements, cap, floor, and collar agreements, currency spot, foreign exchange and forward contracts and other similar agreements and arrangements; but excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not more than thirty
(30) days past due (as determined in accordance with customary trade practices) or which are being disputed in good faith by such Person and for which adequate reserves are being provided on the books of such Person in accordance with GAAP.
"Indenture" means that certain indenture dated as of April 21, 1994 by and between the Borrower and the United States Trust Company of New York, as trustee, entered into in connection with the Subordinated Debt, as the same may be amended, restated supplemented or otherwise modified.
"Installment Payment Date" means the first day of each February, May, August and November of each calendar year.
"Instrument" means a negotiable instrument (as defined under Article 3 of the Uniform Commercial Code), a "certificated security" (as defined under
Article 8 of the Uniform Commercial Code), or any other writing which evidences a right to payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement.
"Interest Coverage Ratio" means as to the Borrower, Berry UK, Norwich and each of the Subsidiary Guarantors, on a consolidated basis, for any period of determination thereof the ratio of (a) EBITDA to (b) cash interest expense, all determined on a consolidated basis in accordance with GAAP consistently applied.
"Interest Period" means a Dollar Interest Period or a Sterling Interest Period, as applicable.
 "Interest Rate Election Notice" has the meaning described in Section (v) Neither NationsBank nor the Lenders will be obligated to make Loans, to convert the Applicable Interest Rate on Loans to another Interest Rate, or to change Interest Periods, unless NationsBank or the Agent, as appropriate, shall have received an irrevocable written or telephonic notice (an "Interest Rate Election Notice") from the Borrower, Berry UK or Norwich, as appropriate, specifying the following information: (Selection of Interest Rates).
"Interest Rate/Currency Protection Agreement" means, for any Person, interest rate swap, cap, floor or collar agreements, currency agreements, currency spot, foreign exchange and forward contracts or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest or currency risks either generally or under specific contingencies..
"Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the Income Tax Regulations issued and proposed to be issued thereunder.
"Inventory" means all now owned and hereafter acquired inventory, goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease, including, without limitation, all raw materials, work-in-progress, finished goods and materials and supplies of any kind, nature or description which are used or consumed in the business, or are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and other licenses, warranties, franchises, general intangibles, personal property and all Documents or documents relating to the same and all proceeds (cash and non-cash) of the foregoing.
"Iowa Bond Letter of Credit - NB" means (a) that certain irrevocable letter of credit issued by the Agent for the account of the Borrower or BIC to replace the Iowa Bond Letter of Credit and (b) that certain standby credit line made available by the Agent to replace the Iowa Bond Standby Credit Agreement, as the same may be amended, restated, reissued, renewed, supplemented, replaced or otherwise modified at any time and from time to time.
"Iowa Bond Letter of Credit" means that certain irrevocable letter of credit dated March 13, 1996, as amended by Amendment No. 1 dated March 13, 1996, issued by Fleet National Bank of Connecticut in the original amount of $6,025,810, for the account of BIC, for the benefit of State Street Bank and Trust Company, as trustee, and as security for the Iowa Bonds, as the same may be amended, restated, reissued, renewed, supplemented, replaced or otherwise modified at any time and from time to time.
"Iowa Bond Letter of Credit Agreement" means that certain letter of credit reimbursement agreement by and between the Agent and the Borrower pursuant to which the Borrower will agree to reimburse the Agent for any amounts drawn under the Iowa Bond Letter of Credit - NB and to pay certain fees, interest and other amounts payable to the Agent with respect to the Iowa Bond Letter of Credit - NB, as the same may be amended, restated, supplemented, replaced or otherwise modified at any time and from time to time.
"Iowa Bond Letter of Credit Agreement Documents - Bonds" means all instruments, agreements or documents previously, simultaneously or hereafter executed and delivered by the Borrower, any Guarantor and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with the Iowa Bond Letter of Credit, the Iowa Bond Standby Credit Agreement (prior to the date on which the Agent is a party thereto), and/or any or all of the Iowa Bonds, all as the same may be amended, restated, supplemented, replaced or otherwise modified at any time and from time to time.
"Iowa Bond Letter of Credit Agreement Documents - NB" means the Iowa Bond Letter of Credit Agreement and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by the Borrower, any Guarantor and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with the Iowa Bond Letter of Credit - NB, the Iowa Bond Standby Letter of Credit Agreement (but only after such date as the Agent is a party thereto) and/or any or all of the Iowa Bond Letter of Credit Obligations, all as the same may be amended, restated, supplemented, replaced or otherwise modified at any time and from time to time.
"Iowa Bond Letter of Credit Obligations" means the collective reference to all Obligations of the Borrower under and with respect to the Iowa Letter of Credit - NB, the Iowa Bond Letter of Credit Agreement, and/or any of the Iowa Bond Letter of Credit Agreement Documents.
"Iowa Bond Rollover Payments" means the collective reference to payments made to the bondholders or to the Iowa Trustee pursuant to a Draw or a Conversion Drawing.
"Iowa Bond Standby Credit Agreement" means that certain Standby Credit Agreement among BIC, The First National Bank of Boston, as prior Iowa Bond Trustee, and Barclays Bank, PLC, New York Branch, dated as of February 1, 1995; all of the obligations and rights of Barclays Bank PLC, New York Branch, having been assigned to and assumed by Fleet National Bank of Connecticut pursuant to an Amendment, Assignment and Assumption Agreement dated March 13, 1996, by and among BIC, Fleet Capital Corporation, Barclays Bank PLC, New York Branch, The First National Bank of Boston, as remarketing agent, and State Street Bank and Trust Company, as Iowa Bond Trustee, as the same may be amended, restated, reissued, renewed, supplemented, replaced or otherwise modified at any time and from time to time. The Agent has delivered a standby line of credit to replace the line of credit described in the Iowa Bond Standby Credit Agreement and a new Iowa Bond Standby Credit Agreement has been executed and delivered among the Agent, BIC and the Iowa Bond Trustee and other necessary persons, if any, and all references to the term Iowa Bond Standby Credit Agreement shall be to such replacement agreement to which the Agent is a party, as the same may be amended, restated, reissued, supplemented, replaced or otherwise modified at any time and from time to time.
"Iowa Bond Trust Agreement" means that certain loan and trust agreement dated as of August 30, 1988 by and among the Iowa Bond Trustee, The City of Iowa Falls, Iowa, Genpak Corporation and Canadian Imperial Bank of Commerce (New York), relating to the Iowa Bonds, as supplemented by the Supplemental Agreement dated as of September 27, 1990, and as amended by the Amendment to Loan and Trust Agreement dated as of February 12, 1992, and the Second Amendment to Loan and Trust Agreement dated as of April 21, 1994, and as subsequently amended, restated, supplemented or otherwise modified at any time and from time to time.
"Iowa Bond Trustee" means State Street Bank and Trust Company, and its successors and assigns, as trustee under the Iowa Bond Trust Agreement. "Iowa Bonds" means the City of Iowa Falls Flexible Mode Industrial Development Revenue Refunding Bonds (Berry Iowa Corporation Project), Series 1988, issued by the City of Iowa Falls, Iowa in the original aggregate principal amount of Five Million Four Hundred Thousand Dollars ($5,400,000).
"Item of Payment" means each check, draft, cash, money, instrument, item, and other remittance in payment or on account of payment of any Collateral, including, without limitation, cash proceeds of any returned, rejected or repossessed goods, the sale or lease of which gave rise to an Account, and other proceeds of Collateral; and "Items of Payment" means the collective reference to all of the foregoing.
"Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs, or decrees of any Governmental Authority or political subdivision or agency thereof, or any court or similar entity established by any thereof.
"Lease Obligations" of a Person means for any period the rental commitments of such Person for such period under leases for real and/or personal property.
"Lending Office" means a Dollar LIBOR Lending Office or a Sterling LIBOR Lending Office, as applicable.
"Letter of Credit" and "Letters of Credit" shall have the meanings described in Section (A) LETTERS OF CREDIT.
Subject to and upon the provisions of this Agreement, and as a part of the Revolving Credit Commitments, the Borrower may obtain standby or commercial letters of credit (as the same may from time to time be amended, supplemented or otherwise modified, each a "Letter of Credit" and collectively the "Letters of Credit") from the Agent from time to time from the First Closing Date until the Business Day preceding the Revolving Credit Termination Date. The Borrower will not be entitled to obtain a Letter of Credit unless (a) the Borrower is then able to obtain a Revolving Loan from the Lenders in an amount not less than the proposed stated amount of the Letter of Credit requested by the Borrower, and (b) the sum of the then Outstanding Letter of Credit Obligations (including the amount of the requested Letter of Credit) does not exceed Five Million Dollars ($5,000,000) (the "Letter of Credit Committed Amount"). (Letters of Credit).
"Letter of Credit Agreement" means the collective reference to each letter of credit application and agreement substantially in the form of the Agent's then standard form of application for letter of credit or such other form as may be approved by the Agent, executed and delivered by the Borrower in connection with the issuance of a Letter of Credit (other than any of the Bond Letters of Credit), as the same may from time to time be amended, restated, supplemented or modified; and "Letter of Credit Agreements" means all of the foregoing in effect at any time and from time to time. The Agent and the Lenders agree that if the provisions of any Letter of Credit Agreement conflict with the provisions of this Agreement, the provisions of this Agreement shall control.
"Letter of Credit Commitment" means the agreement of the Agent relating to the issuance of the Letters of Credit and the agreement of a Lender to purchase a participating interest in any Letter of Credit Obligations with respect to such Letters of Credit, all subject to and in accordance with the provisions of this Agreement; and "Letter of Credit Commitments" means the collective reference to the Letter of Credit Commitment of the Agent and each of the Lenders.
"Letter of Credit Committed Amount" has the meaning given such term in Section (A) LETTERS OF CREDIT.
Subject to and upon the provisions of this Agreement, and as a part of the Revolving Credit Commitments, the Borrower may obtain standby or commercial letters of credit (as the same may from time to time be amended, supplemented or otherwise modified, each a "Letter of Credit" and collectively the "Letters of Credit") from the Agent from time to time from the First Closing Date until the Business Day preceding the Revolving Credit Termination Date. The Borrower will not be entitled to obtain a Letter of Credit unless (a) the Borrower is then able to obtain a Revolving Loan from the Lenders in an amount not less than the proposed stated amount of the Letter of Credit requested by the Borrower, and (b) the sum of the then Outstanding Letter of Credit Obligations (including the amount of the requested Letter of Credit) does not exceed Five Million Dollars ($5,000,000) (the "Letter of Credit Committed Amount"). (Letters of Credit).
"Letter of Credit Documents" means any and all drafts under or purporting to be under a Letter of Credit, any Letter of Credit Agreement, and any other instrument, document or agreement executed and/or delivered by the Borrower or any other Person under, pursuant to or in connection with a Letter of Credit or any Letter of Credit Agreement.
"Letter of Credit Facility" means the facility established pursuant to THE LETTER OF CREDIT FACILITY. (Letter of Credit Facility).
"Letter of Credit Fee" and "Letter of Credit Fees" have the meanings described in Section (B) LETTER OF CREDIT FEES. (Letter of Credit Fees). "Letter of Credit Fronting Fee" and "Letter of Credit Fronting Fees" have the meanings described in Section (B) LETTER OF CREDIT FEES. (Letter of Credit Fees).
"Letter of Credit Obligations" means the collective reference to all Obligations of the Borrower with respect to the Letters of Credit and the Letter of Credit Agreements.
"Liabilities" means at any date all liabilities that in accordance with GAAP consistently applied should be classified as liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries.
"LIBOR Base Rate" means the Dollar LIBOR Base Rate or the Sterling LIBOR Base Rate, as applicable.
"LIBOR Loan" means a Dollar LIBOR Loan or a Sterling LIBOR Loan, as applicable.
"LIBOR Rate" means the Dollar LIBOR Rate or the Sterling LIBOR Rate, as applicable.
"Lien" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, lien, hypothecation, or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of any financing statement under the Uniform Commercial Code of any jurisdiction, excluding the precautionary filing of any financing statement by any lessor in a true lease transaction, by any bailor in a true bailment transaction or by any consignor in a true consignment transaction under the Uniform Commercial Code of any jurisdiction or the agreement to give any financing statement by any lessee in a true lease transaction, by any bailee in a true bailment transaction or by any consignee in a true consignment transaction.
"Loan" means each of the Revolving Loan, a Term Loan A, a Term Loan B, the UK Revolving Loan, or a UK Term Loan, as the case may be, and "Loans" means the collective reference to the Revolving Loan, the Term Loans A, the Term Loans B, the UK Revolving Loan and the UK Term Loans.
"Loan Notice" has the meaning described in Section (B) PROCEDURE FOR MAKING ADVANCES UNDER THE REVOLVING LOAN. (Procedure for Making Advances). "Lockbox" has the meaning described in Section (H) THE COLLATERAL ACCOUNT. Upon demand by the Agent following a Borrowing Base Trigger Event, the Borrower will deposit, or cause to be deposited, all Items of Payment to a bank account designated by the Agent and from which the Agent alone has power of access and withdrawal (the "Collateral Account"). Each deposit shall be made not later than the next Business Day after the date of receipt of the Items of Payment. The Items of Payment shall be deposited in precisely the form received, except for the endorsements of the Borrower where necessary to permit the collection of any such Items of Payment, which endorsement the Borrower hereby agree to make. In the event the Borrower fails to do so, the Borrower hereby authorizes the Agent to make the endorsement in the name of the Borrower. Prior to such a deposit, the Borrower will not commingle any Items of Payment with the Borrower's other funds or property, but will hold them separate and apart in trust and for the account of the Agent for the benefit of the Lenders ratably and the Agent. The Agent agrees that it shall not demand that the Borrower deposit or cause to be deposited all Items of Deposit to the Collateral Account at any time prior to the occurrence of a Borrowing Base Trigger Event. Once the Agent has so made demand on the Borrower, unless otherwise agreed by the Agent in writing, the Borrower shall continue to so deposit or cause to be deposited all Items of Payment to the Collateral Account notwithstanding that subsequent to such demand the Borrowing Base Trigger Event has been cured, waived, otherwise remedied or is no longer applicable. (The Collateral Account).
"Mandatory Liquid Assets Cost Rate" means with respect to each Interest Period for which the Applicable Interest Rate is the LIBOR Rate the rate per annum conclusively determined by NationsBank on the first day of such Interest Period to be that which expresses the prevailing cost to NationsBank of complying with the requirements for the time being of the Bank of England in respect of liquidity, reserve assets and special deposits.
"Multi-employer Plan" means a Plan that is a multi-employer plan as defined in Section 4001(a)(3) of ERISA.
"NationsBank" means NationsBank, N.A. and its successors and assigns and shall mean NationsBank, acting through its Sterling LIBOR Lending Office with respect to all matters relating to the UK Credit Facilities.
"NET OUTSTANDINGS" OF ANY LENDER MEANS, AT ANY TIME, THE SUM OF (A) ALL AMOUNTS PAID BY SUCH LENDER (OTHER THAN PURSUANT TO SECTION 8.5 INDEMNIFICATION.
Each Lender, severally, agrees to reimburse and indemnify the Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements including, without limitation, Enforcement Costs, of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any of the Financing Documents or any action taken or omitted by the Agent under this Agreement for any of the Financing Documents, in proportion to each Lender's Pro Rata Share, all of the foregoing as they may arise, be asserted or be imposed from time to time; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements resulting from the Agent's gross negligence or willful misconduct. The obligations of the Lenders under this SECTION 8.5 INDEMNIFICATION. shall survive the payment in full of the Obligations and the termination of this Agreemen (Indemnification)) to the Agent in respect to the Revolving Loan or otherwise under this Agreement, MINUS (b) all amounts paid by the Agent to such Lender which are received by the Agent and which, pursuant to this Agreement, are paid over to such Lender for application in reduction of the outstanding principal balance of the Revolving Loan.
"Net Casualty Proceeds", when used with respect to any condemnation awards or insurance proceeds allocable to any Collateral, means the gross proceeds from any casualty or condemnation remaining after payment of all expenses (including attorneys' fees) incurred in the collection of such gross proceeds.
"Net Proceeds" means gross proceeds (cash and non-cash) or other consideration paid to, or received by, the Borrower, Norwich or any Subsidiary of the Borrower from (a) any Asset Disposition (including, without limitation, issuance or assumption of Indebtedness or the issuance of Securities), net of customary and reasonable settlement costs, fees, expenses and Taxes payable in connection with such Asset Disposition or (b) any sale, issuance or other offering of Indebtedness or Securities, net of customary and reasonable closing costs, fees and expenses.
"Nevada Bond Letter of Credit - NB" means that certain irrevocable letter of credit issued by the Agent for the account of the Borrower to replace the Nevada Bond Letter of Credit, as the same may be amended, restated, reissued, renewed, supplemented, replaced or otherwise modified at any time and from time to time.
"Nevada Bond Letter of Credit" means that certain irrevocable letter of credit dated April 21, 1995, issued by Barclays Bank PLC in the original stated amount of $6,271,233, for the account of the Borrower, for the benefit of the Manufacturers and Traders Trust Company, as Trustee, and as security for the Nevada Bonds, as the same may be amended, restated, reissued, renewed, supplemented, replaced or otherwise modified at any time and from time to time.
"Nevada Bond Letter of Credit Agreement" means that certain letter of credit reimbursement agreement by and between the Agent and the Borrower pursuant to which the Borrower will agree to reimburse the Agent for any amounts drawn under the Nevada Bond Letter of Credit - NB and to pay certain fees, interest and other amounts payable to the Agent with respect to the Nevada Bond Letter of Credit - NB, as the same may be amended, restated, supplemented, replaced or otherwise modified at any time and from time to time.
"Nevada Bond Letter of Credit Agreement Documents" means all instruments, agreements or documents previously, simultaneously or hereafter executed and delivered by the Borrower, any Guarantor and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with the Nevada Bond Letter of Credit, and/or any or all of the Nevada Bonds, all as the same may be amended, restated, supplemented, replaced or otherwise modified at any time and from time to time.
"Nevada Bond Letter of Credit Agreement Documents - NB" means the Nevada Bond Letter of Credit Agreement and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by the Borrower, any Guarantor and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with the Nevada Bond Letter of Credit - NB and/or any or all of the Nevada Bond Letter of Credit Obligations, all as the same may be amended, restated, supplemented, replaced or otherwise modified at any time and from time to time.
"Nevada Bond Letter of Credit Obligations" means the collective reference to all Obligations of the Borrower under and with respect to the Nevada Letter of Credit - NB, the Nevada Bond Letter of Credit Agreement, and/or any of the Nevada Bond Letter of Credit Agreements.
"Nevada Bond Trust Agreement" means that certain trust indenture dated as of April 1, 1991 by and between the Nevada Trustee and The City of Henderson, Nevada Public Improvement Trust, relating to the Nevada Bonds, as amended, restated, supplemented or otherwise modified at any time and from time to time.
"Nevada Bond Trustee" means Manufacturers and Traders Trust Company, and its successors and assigns, as trustee under the Nevada Bond Trust Agreement.
"Nevada Bonds" means the City of Henderson, Nevada Public Improvement Trust Variable Rate Demand Refunding Bonds (Berry Plastics Corporation Project), Series 1991, issued by the City of Henderson Nevada Public Improvement Trust in the original aggregate principal amount of Eight Million Dollars ($8,000,000).
"Non-Ratable Loan" means an advance under the Revolving Loan made by the Agent in accordance with the provisions of Section (III) NON-RATABLE LOANS AND PAYMENTS. Between Settlement Dates, the Agent shall request and NationsBank may (but shall not be obligated to) advance to the Borrower out of NationsBank's own funds, the entire principal amount of any advance under the Revolving Loan requested or deemed requested pursuant to Section
(B) PROCEDURE FOR MAKING ADVANCES UNDER THE REVOLVING LOAN. (Procedure for Making Advances) (any such advance under the Revolving Loan being referred to as a "Non-Ratable Loan"). The making of each Non-Ratable Loan by NationsBank shall be deemed to be a purchase by NationsBank of a 100% participation in each other Lender's Revolving Credit Pro Rata Share of the amount of such Non-Ratable Loan. All payments of principal, interest and any other amount with respect to such Non-Ratable Loan shall be payable to and received by the Agent for the account of NationsBank. Upon demand by NationsBank, with notice to the Agent, each other Lender shall pay to NationsBank, as the repurchase of such participation, an amount equal to 100% of such Lender's Revolving Credit Pro Rata Share of the principal amount of such Non-Ratable Loan. Any payments received by the Agent between Settlement Dates which in accordance with the terms of this Agreement are to be applied to the reduction of the outstanding principal balance of Revolving Loan shall be paid over to and retained by NationsBank for such application, and such payment to and retention by NationsBank shall be deemed, to the extent of each other Lender's Revolving Credit Pro Rata Share of such payment, to be a purchase by each such other Lender of a participation in the advance under the Revolving Loan (including the repurchase of participations in Non-Ratable Loans) made by NationsBank. Upon demand by another Lender, with notice thereof to the Agent, NationsBank shall pay to the Agent, for the account of such other Lender, as a repurchase of such participation, an amount equal to such other Lender's Revolving Credit Pro Rata Share of any such amounts (after application thereof to the repurchase of any participations of NationsBank in such other Lender's Revolving Credit Pro Rata Share of any Non-Ratable Loans) paid only to NationsBank by the Agent. (Settlement Procedures as to Revolving Loan).
"Norwich" means Norwich Injection Moulders Limited, a company organized and existing under the laws of England, and its successors and assigns. "Norwich Stock" means all capital stock issued by Norwich acquired or to be acquired by Berry UK, all in accordance with the Norwich Stock Purchase Transaction, together with any and all proceeds and products thereof. "Norwich Stock Purchase Agreement" means that certain Agreement for the Sale and Purchase of the Entire Issued Share Capital of Norwich Injection Moulders Limited dated as of July 1, 1998 by and among Berry UK, the Borrower and the shareholders of Norwich, as the same may from time to time be amended, restated, supplemented or modified, together with any and all exhibits and schedules thereto, amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefor.
"Norwich Stock Purchase Documents" means collectively the Norwich Stock Purchase Agreement and any and all other agreements, documents or instruments, previously, now or hereafter executed and delivered by Berry UK, the Borrower, or any other Person in connection with the Norwich Stock Purchase Transaction, as the same may from time to time be amended, restated, supplemented and modified.
"Norwich Stock Purchase Transaction" means the acquisition of all issued and outstanding capital stock of Norwich by Berry UK in accordance with the provisions of the Norwich Stock Purchase Agreement.
"Note" means any Revolving Credit Note, any Term Loan A Note, any Term Loan B Note, the UK Revolving Credit Note, or the UK Term Note, as the case may be, and "Notes" means collectively each Revolving Credit Note, each Term Loan A Note, each Term Loan B Note, the UK Revolving Credit Note, the UK Term Note, and any other promissory note which may from time to time evidence all or any portion of the Obligations.
"Obligations" means and includes all present and future indebtedness, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of the Borrower, Norwich and/or Berry UK to the Lenders, NationsBank with respect to the UK Obligations, and/or the Agent under, arising pursuant to, in connection with and/or on account of the provisions of this Agreement, each Note, each Security Document, and/or any of the other Financing Documents, the Loans, and/or any of the Credit Facilities including, without limitation, the principal of, and interest on, each Note, late charges, the Fees, Enforcement Costs, and prepayment fees (if any), letter of credit fees or fees charged with respect to any guaranty of any letter of credit; also means and includes all other present and future indebtedness, liabilities and obligations, whether now existing or contemplated or hereafter arising, of the Borrower, Berry UK, Norwich and/or any Subsidiary Guarantor to the Agent and/or to any Lender any/or any of its or their Affiliates under or in connection with, any Interest Rate/Currency Protection Agreements; and also means any and all renewals, extensions, substitutions, amendments, restatements and rearrangements of any such debts, obligations and liabilities. FOR PURPOSES OF THE INDENTURE, ALL OBLIGATIONS UNDER AND IN CONNECTION WITH THE CREDIT FACILITIES CONSTITUTE AND ARE HEREBY DEEMED "DESIGNATED SENIOR INDEBTEDNESS" AS DEFINED IN THE INDENTURE.
"Outstanding Bond Letter of Credit Obligations" has the meaning described in TERMS OF BOND LETTERS OF CREDIT. (Terms of Bond Letters of Credit). "Outstanding Letter of Credit Obligations" has the meaning described in Terms of Letters of Credit; Post-Expiration Date Letters of Credit. (Terms of Letters of Credit).
"PAC" means PackerWare Acquisition Corporation, a corporation organized and existing under the laws of the State of Kansas, and its successors and assigns.
"PackerWare" means PackerWare Corporation, a corporation organized and existing under the laws of the State of Kansas, and its successors and assigns.
"PackerWare Merger Agreement" means that certain Agreement and Plan of Reorganization dated as of January 14, 1997 by and among the Borrower, PAC, PackerWare and the shareholders of PackerWare immediately prior to consummation of the PackerWare Merger Transaction, as amended, restated, supplemented or otherwise modified.
"PackerWare Merger Agreement Documents" means collectively the PackerWare Merger Agreement and any and all other agreements, documents or instruments (together with any and all amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefor) previously, now or hereafter executed and delivered by the Borrower, PackerWare, PAC, or any other Person in connection with the PackerWare Merger Transaction. "PackerWare Merger Transaction" means the merger of PAC with and into PackerWare in accordance with the provisions of the PackerWare Merger Agreement.
"Parent" means BPC Holding Corporation, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.
"Patents" means and includes, in each case whether now existing or hereafter arising, all of the rights, title and interest of the Borrower, Berry UK, Norwich and each Subsidiary Guarantor in and to (a) any and all patents and patent applications, (b) any and all inventions and improvements described and claimed in such patents and patent applications,
(c) reissues, divisions, continuations, renewals, extensions and continuations-in-part of any patents and patent applications, (d) income, royalties, damages, claims and payments now or hereafter due and/or payable under and with respect to any patents or patent applications, including, without limitation, damages and payments for past and future infringements,
(e) rights to sue for past, present and future infringements of patents, and (f) all rights corresponding to any of the foregoing throughout the world.
"PBGC" means the Pension Benefit Guaranty Corporation.
"Permitted Acquisition" means the acquisition or purchase of, or investment in, any Person, any operating division or unit of any Person, or the stock or Assets of any Person or the combination with any Person by the Borrower or any Subsidiary Guarantor (each individually, a "Subject Transaction")regardless of the structure of the Subject Transaction, engaged principally in the lines of business set forth in (G) LINE OF BUSINESS.
The Borrower, Berry UK and Norwich will continue and, will cause their Subsidiaries to continue, to engage substantially only in the business of manufacturing, marketing, selling and distributing plastic products.. (Line of Business) or in a business reasonably related thereto; provided, however that:
(i)the aggregate purchase price of, investment in, acquisition expenditures relating to (excluding customary and reasonable transaction costs), and assumed Liabilities in connection with, any such Subject Transaction shall not exceed the lesser of:
               (A)the product of (A) the actual EBITDA for the Borrower, Norwich, Berry UK and each of the Subsidiary Guarantors, calculated on a consolidated basis, for the then preceding twelve (12) month period after giving effect to such Subject Transaction (subject to such Pro-forma adjustments as shall be acceptable to the Agent in its sole and absolute discretion), and (B) five (5), or
               (B)Seven Million Dollars ($7,000,000),
(ii)the aggregate purchase prices of, investments in, acquisition expenditures relating to (excluding customary and reasonable transaction costs), and assumed Liabilities in connection with, all Subject Transactions made on or after the First Closing Date shall not exceed Thirty Million Dollars ($30,000,000),
(iii)such Subject Transaction shall not otherwise constitute or give rise to a Default or an Event of Default,
(iv)the Borrower shall have furnished financial projections in form and content reasonably acceptable to the Agent which give effect to such Subject Transaction and which project that such Subject Transaction would not cause a Default or Event of Default (provided that the Agent and the Lenders agree that such projections shall not constitute a guaranty of actual performance),
(v)if requested by the Agent or the Requisite Lenders, a Phase I environmental assessment of any real property to be acquired or purchased or owned by any Person to be acquired or purchased or owned by any Person in which the Borrower or any Subsidiary intends to make an investment, has been performed by a reputable and recognized environmental consulting firm engaged by the Borrower and reasonably acceptable to the Agent and has revealed no material Hazardous Materials Contamination or material violations of any Environmental Laws, the non-remediation of or non-compliance with which would result in a material Liability not reflected in the purchase price, if and to the extent the Subject Transaction consists of the purchase or acquisition of a Person which is to be a Subsidiary of the Borrower or merged into a Subsidiary of the Borrower created for the express purpose of consummating the proposed acquisition:
(vi)the Borrower shall execute all documents and take such other actions as the Agent may reasonably require to grant to the Agent and the Lenders a first priority Lien on one hundred percent (100%) of the stock of such Subsidiary (except that with respect to the formation of Berry UK and its acquisition of Norwich, the Borrower shall be required only to pledge sixty-five percent (65%) of the stock of Berry UK, as security for all of the Obligations, excluding the UK Obligations, and to pledge one hundred percent (100%) of the stock of Berry UK, as security for all of the UK Obligations, which one hundred percent (100%) pledge shall reduce to sixty-five percent (65%) at such time as all obligations under the Subordinated Debt have been paid in full,
(vii)such Subsidiary shall be designated and qualify immediately after the closing of the Subject Transaction as a Subsidiary Guarantor in accordance with the terms of Section (B) SUBSIDIARIES. (Subsidiaries), except that neither Berry UK nor Norwich shall be designated or required to qualify as a Subsidiary Guarantor,
(viii)after giving effect to any borrowings under the Revolving Loan, if any, needed to finance the Subject Transaction, the Borrower and the Subsidiary Guarantors shall have availability under the Revolving Loan in an amount at least equal to Twenty Million Dollars ($20,000,000) and are reasonably expected to have such minimum availability for a period of ten
(10) Business Days after closing and consummation of the Subject Transaction, except that in connection with the Norwich Stock Purchase Transaction, availability under the Revolving Loan need only be in an amount at least equal to Fifteen Million Dollars ($15,000,000),
(ix)all legal matters incident to the Subject Transaction shall be acceptable to the Agent in its reasonable discretion,
(x)the Agent shall have been given no less than thirty (30) days prior written notice of any proposed Subject Transaction and shall have been provided with all information which it may have reasonably requested in connection with such proposed Subject Transaction,
(xi)if requested by the Agent, the Agent shall have received, prior to or simultaneously with the closing of a Subject Transaction an opinion of counsel reasonably acceptable to the Agent in all respects covering the Borrower's or the relevant Subsidiary's, as the case may be, due incorporation, valid existence, good standing and power and authority to enter into the documents contemplated by this Agreement and the Subject Transaction and such other matters as may be reasonably requested by the Agent,
(xii)unless otherwise agreed by the Requisite Lenders, no Subject Transaction shall be permitted by the terms of this Agreement if the Borrower, Berry UK, Norwich and the Subsidiary Guarantors, on a consolidated basis and taken as a whole, have had, immediately prior to the date of the closing of such Subject Transaction, three (3) consecutive months of net operating losses, and
(xiii)the aggregate purchase price of, investment in, acquisition expenditures relating to (excluding customary and reasonable transaction costs), and assumed Liabilities in connection with, all Subject Transactions in any given fiscal year shall not exceed Seven Million Dollars ($7,000,000); and
          (z)the Venture Stock Purchase/Merger Transaction.
The Borrower understands and agrees that the Agent shall have no obligation or commitment to include any of the assets or properties of any Person acquired in the Borrowing Base pursuant to a Subject Transaction. The Agent and the Lenders agree, however, that if after completion and review of a satisfactory field examination of the Assets and properties which constitute or are part of a Permitted Acquisition, such Assets and properties shall be included in the Borrowing Base if the results of such field examination and audit are reasonably acceptable in all respects to the Agent in its discretion and such Assets and properties otherwise satisfy the eligibility criteria for inclusion in the Borrowing Base. Notwithstanding the foregoing, the Agent and the Lenders agree that the assets and properties of Berry UK and Norwich shall be included in the UK Borrowing Base subject to the eligibility criteria set forth in the definitions of Eligible UK Inventory and Eligible UK Receivables. "Permitted Asset Disposition" means any one of the following Asset Dispositions; provided that no such Asset Disposition shall be permitted at any time following the occurrence of a Default or an Event of Default or if and to the extent any such Asset Disposition would give rise to a Default or an Event of Default, unless otherwise agreed in writing by the Requisite
Lenders:
          (a)an Asset Disposition which satisfies the following conditions:
(i)the sum of (A) the Net Proceeds to be paid to or received by the Borrower and/or any Subsidiary with respect to such Asset Disposition, plus
(B) the aggregate amount of all Net Proceeds paid to or received by the Borrower and/or any or all Subsidiaries, is less than or equal to Five Hundred Thousand Dollars ($500,000) during any fiscal year, and
(ii)none of the Assets sold under this clause (a) constitute molds used in the business of the Borrower, Norwich, Berry UK or any Subsidiary Guarantor.
          (b)the sale of, or sale or assignment of lease with respect to, the property owned by Venture Southeast located in Anderson County, South Carolina;
          (c)sales of Inventory in the ordinary course of business,
          (d)the licensing of Patents, Trademarks and/or Copyrights, in the ordinary course of business,
          (e)dispositions of worn, used, surplus or obsolete Equipment in the ordinary course of business,
          (f)dispositions of Assets (including Net Casualty Proceeds) to the extent such Assets are replaced with Assets of similar kind and function, provided that the replacement Assets shall be purchased no later than ninety (90) days following the Asset Disposition, the replacement Assets (which shall constitute Collateral) shall be free and clear of Liens other than Permitted Liens that are not Liens securing purchase money or finance lease arrangements, and the Borrower, Berry UK, Norwich or the Subsidiary Guarantor, as the case may be, shall give the Agent at least ten
(10) days prior written notice of such Asset Disposition, except for an Asset Disposition which constitutes a casualty,
          (g)intercompany sales, leases or other dispositions of Assets among and between the Borrower and any and all Subsidiary Guarantors; provided, that any such Assets sold, leased or otherwise disposed of as between the Borrower and any and all Subsidiary Guarantors shall remain subject to the Liens of the Agent and the Lenders under this Agreement and under the other Financing Documents; no intercompany sales, leases or other dispositions of Assets among and between Berry UK or Norwich and the Borrower or any Subsidiary Guarantor shall be permitted without the prior written consent of the Agent, except that Berry UK and/or Norwich may sell, lease or otherwise transfer Assets to the Borrower, provided that such Assets become subject to a first priority perfected Lien of the Agent and the Lenders (subject only to Permitted Liens) immediately upon any sale or other transfer.
          (h)the sale of any Fixed or Capital Assets acquired by the Borrower, Berry UK, Norwich or any Subsidiary Guarantor and the leaseback of such Assets within thirty (30) days of acquisition, but only as contemplated and required as part of an intended Capital Lease transaction at the time of acquisition,
          (i)the sale of molds by the Borrower, Berry UK, Norwich or any Subsidiary Guarantor; provided that the aggregate Net Proceeds of any and all such molds outside the ordinary course of business shall not exceed Five Hundred Thousand Dollars ($500,000) in any fiscal year,
          (j)the termination of the lease for PackerWare's Reno, Nevada location; provided, that all Assets of PackerWare at such location are transferred to one or more locations of the Borrower and/or any Subsidiary Guarantor such that the Agent and the Lenders would have a properly perfected Lien on, and security interest in, such Assets,
          (k)the sale, transfer or other conveyance of the issued and outstanding capital stock of Venture Southeast and Venture Midwest to the Borrower, as contemplated by the Venture Stock Purchase/Merger Transaction, and
          (l)transfers made as part of the South Carolina IRB Lease
Transfers.
"Permitted Liens" means: (a) Liens for Taxes (i) which are not delinquent or (ii) which (1) are being diligently contested in good faith and by appropriate proceedings, (2) the Borrower, Berry UK, Norwich or the Subsidiary Guarantor, as appropriate, has the financial ability to pay, with all penalties and interest, at all times without materially and adversely affecting the Borrower, Berry UK, Norwich or the Subsidiary Guarantor, as appropriate, and (3) are not, and will not be with appropriate filing, the giving of notice and/or the passage of time, entitled to priority over any Lien of the Agent and/or the Lenders unless and to the extent that a reserve has been established against the Borrowing Base (or the UK Borrowing Base, as appropriate) in an amount equal to the maximum liability under and in connection with such Taxes, which reserve shall be established by the Agent upon the Borrower's request; (b) deposits or pledges to secure obligations under workers' compensation, social security or similar laws, or under unemployment insurance in the ordinary course of business; (c) Liens securing the Obligations; (d) judgment Liens to the extent the entry of such judgment does not constitute an Event of Default under the terms of this Agreement or result in the sale or levy of, or execution on, any of the Collateral; (e) such other Liens, if any, as are set forth on SCHEDULE (V) PERFECTION AND PRIORITY OF COLLATERAL.
The Agent and the Lenders have, or upon execution and recording of UCC-1 financing statements and possession of Securities, Documents, Instruments, Chattel Paper and Instruments will have, and will continue to have as security for the Obligations (subject to the terms of SECTION 3.7SUBSIDIARY GUARANTOR ASSETS. (Subsidiary Guarantor Assets) and the terms of (J) LIMITATIONS ON JOINT AND SEVERAL LIABILITY FOR OBLIGATIONS.(Limitations on Joint and Several Liability), a valid and perfected Lien on and security interest in all Collateral (except that the UK Collateral shall secure the UK Obligations only), free of all other Liens, claims and rights of third parties whatsoever except Permitted Liens, including, without limitation, those described on SCHEDULE (V) PERFECTION AND PRIORITY OF COLLATERAL.. attached hereto and made a part hereof; (f) deposits, liens or pledges to secure payments of unemployment and other insurance, old-age pensions or other social security obligations, or the performance of bids, tenders, leases, contracts, public or statutory obligations, surety, stay or appeal bonds, or other similar obligations arising in the ordinary course of business; (g) statutory mechanics', workers', repairmen's, warehousemen's, vendors' or carriers' Liens or other similar statutory Liens arising in the ordinary course of business and securing sums which are not more than thirty (30) days past due, provided that such statutory Liens do not materially impair or affect the use or value of any of the Collateral; (h) statutory landlord's Liens under leases to which the Borrower, Berry UK, Norwich or any Subsidiary is a party; (i) zoning restrictions, easements, rights of way, licenses and restrictions on the use of real property or minor irregularities in title thereto which do not materially impair the use or value of any such real property; (j) "Permitted Encumbrances" (as defined in each of the Deeds of Trust); (k) Liens securing Indebtedness for Borrowed Money permitted by the provisions of Section (vii) Indebtedness for Borrowed Money incurred by the Borrower, Norwich, Berry UK or any Subsidiary Guarantor incurred after the Closing Date; provided, that (i) such Indebtedness for Borrowed Money is incurred on account of purchase money or finance lease arrangements of Assets (other than real property) acquired by the Borrower, Norwich, Berry UK or a Subsidiary Guarantor after the Closing Date, (ii) each such purchase money or finance lease arrangement does not exceed the cost of the Assets acquired or leased,
(iii) any Lien securing such purchase money or finance lease arrangement does not extend to any Assets or property other than that purchased or leased, and (iv) the aggregate amount of Indebtedness for Borrowed Money under and in connection with all such purchase money and/or finance lease arrangements shall not exceed, in the aggregate, the sum of Five Hundred Thousand Dollars ($500,000); (Indebtedness); (l) Liens securing obligations under Capital Leases to the extent such Capital Leases are permitted by the provisions of this Agreement, and (m) any Lien arising under any retention of title arrangements entered into in the ordinary course of trading and not entered into primarily for the purposes of securing borrowings. "Permitted Uses" means (a) the acquisition of one hundred percent (100%) of the capital stock of PackerWare through the PackerWare Merger Transaction by the Borrower, (b) the acquisition of one hundred percent (100%) of the capital stock of Venture Holdings pursuant to the Venture Stock Purchase/Merger Transaction, (c) the refinancing and payment of all obligations of the Borrower and/or any of the Subsidiary Guarantors to any lenders with respect to any Indebtedness for Borrowed Money existing as of the First Closing Date, (d) the refinancing and payment of all obligations of Venture Holdings, Venture Southeast and/or Venture Midwest to any lenders with respect to any Indebtedness for Borrowed Money existing as of the date of the Second Closing, (e) the payment of all costs and expenses reasonably incurred in connection with the closing and consummation of the transactions contemplated by this Agreement, including the PackerWare Merger, the Venture Stock Purchase/Merger Transaction and/or the Norwich Stock Purchase Transaction, (f) the payment of expenses incurred in the ordinary course of business of the Borrower or any Subsidiary Guarantor,
(g) the acquisition of any Permitted Acquisition as and to the extent permitted by the provisions of this Agreement, (h) the payment of all costs and expenses reasonably incurred in connection with the closing and consummation of a Permitted Acquisition, (i) with respect to the UK Credit Facilities and Term Loans B, the acquisition of one hundred percent (100%) of the capital stock of Norwich through the Norwich Stock Purchase Transaction and (j) with respect to the Revolving Loan for general corporate purposes of the Borrower or any Subsidiary Guarantor and with respect to the UK Revolving Loan for general corporate purposes of Berry UK or Norwich.
"Person" means and includes an individual, a corporation, a partnership, a joint venture, a limited liability company or partnership, a trust, an unincorporated association, a Governmental Authority, or any other organization or entity.
"Plan" means any pension plan which is covered by Title IV of ERISA and in respect of which the Borrower, any Subsidiary of the Borrower or a Commonly Controlled Entity is an "employer" as defined in Section 3 of ERISA. "Post-Default Rate" means with respect to the principal balance of any of the Obligations, the then applicable rate of interest on such Obligations, plus two percent (2%) per annum.
"Post-Expiration Date Letter of Credit" and "Post-Expiration Date Letters of Credit" have the meanings described in Section TERMS OF LETTERS OF CREDIT; POST-EXPIRATION DATE LETTERS OF CREDIT. (Terms of Letters of Credit).
"Prepayment" means a Revolving Loan Mandatory Prepayment, a Revolving Loan Optional Prepayment, a Term Loan A Mandatory Prepayment, a Term Loan A Optional Prepayment, a Term Loan B Mandatory Prepayment, a Term Loan B Optional Prepayment, a UK Revolving Loan Mandatory Prepayment, a UK Revolving Loan Optional Prepayment, a UK Term Loan Optional Prepayment or a UK Term Loan Mandatory Prepayment, as the case may be, and "Prepayments" mean collectively all Revolving Loan Mandatory Prepayments, all Revolving Loan Optional Prepayments, all Term Loan A Mandatory Prepayments, all Term Loan A Optional Prepayments, all Term Loan B Mandatory Prepayments, all Term Loan B Optional Prepayments, all UK Revolving Loan Mandatory Prepayments, all UK Revolving Loan Optional Prepayments, all UK Term Loan Mandatory Prepayments and all UK Term Loan Optional Prepayments.
"Pricing Ratio" means as to the Borrower, Berry UK, Norwich and the Subsidiary Guarantors, on a consolidated basis, the ratio of (a) Funded Debt to (b) EBITDA.
"Prime Rate" means the floating and fluctuating per annum prime commercial lending rate of interest of the Agent, as established by the Agent at any time or from time to time. The Prime Rate shall be adjusted automatically, without notice, as of the effective date of any change in such prime commercial lending rate. The Prime Rate does not necessarily represent the lowest rate of interest charged by the Agent to borrowers.
"PROPOSED ASSIGNEE" HAS THE MEANING DESCRIBED IN ASSIGNMENTS BY LENDERS. Any Lender may, with the prior written consent of the Agent and the Borrower, but without notice to or consent of any other Lender, which consent shall not be unreasonably withheld, delayed or conditioned, assign to any Person (each an "Assignee" and collectively, the "Assignees") all or a portion of such Lender's Commitments; provided that (a) the amount assigned by such Lender must be at least equal to Five Million Dollars ($5,000,000), (b) after giving effect to such assignment, such Lender must continue to hold a Pro Rata Share of the Commitments at least equal to Ten Million Dollars ($10,000,000), unless such Lender has assigned one hundred percent (100%) of such Lender's Commitments, and (c) any amount assigned shall be divided pro rata among such Lenders' Pro Rata Share of the Commitments and Obligations. NationsBank agrees that if at any time NationsBank sells one hundred percent (100%) of all of its Commitments, NationsBank shall resign as Agent and the remaining Lenders shall select a replacement Agent in accordance with the provisions of this Agreement. In addition, NationsBank agrees that for so long as NationsBank is the Agent, unless otherwise agreed by the Lenders, NationsBank shall continue to hold a Pro Rata Share of the Commitments at least equal to the Pro Rata Share of the Lender (other than NationsBank) having the highest Pro Rata Share of the Commitments. Any Lender which elects to make such an assignment shall pay to the Agent, for the exclusive benefit of the Agent, an administrative fee for processing each such assignment in the amount of Three Thousand Five Hundred Dollars ($3,500). Such Lender and its Assignee shall notify the Agent and the Borrower in writing of the date on which the assignment is to be effective (the "Adjustment Date"). On or before the Adjustment Date, the assigning Lender, the Agent, the Borrower and the respective Assignee shall execute and deliver a written assignment agreement in a form acceptable to the Agent, which shall constitute an amendment to this Agreement to the extent necessary to reflect such assignment. Upon the request of any assigning Lender following an assignment made in accordance with this Assignments by Lenders., the Borrower, Berry UK and Norwich shall issue new Notes to the assigning Lender and its Assignee reflecting such assignment, in exchange for the existing Notes held by the assigning Lender. (Assignments by Lenders).
"Pro-forma Financial Projections" has the meaning described in Section (L) PRO-FORMA FINANCIAL STATEMENTS.
The Borrower has furnished to the Agent a Pro-forma consolidated balance sheet of the Borrower and the Subsidiaries as of immediately after consummation of the Norwich Stock Purchase Transaction and the transactions incident thereto (the "Pro-forma Balance Sheet") together with Pro-forma financial projections of the Parent for the five-year period subsequent to the Norwich Stock Purchase Transaction (the "Pro-forma Financial Projections"). A copy of the Pro-forma Balance Sheet and the Pro-forma Financial Projections are attached hereto as Exhibits C-1 and C-2, respectively. The Pro-forma Balance Sheet is correct and complete, has been prepared in accordance with GAAP, and fairly presents the consolidated financial condition of the Borrower and the Subsidiaries as of immediately after consummation of the Norwich Stock Purchase Transaction and the transactions incident thereto. The Pro-forma Financial Projections represent the best estimate of the future operations of the Parent and are based on reasonable and conservative assumptions, but do not constitute a guaranty of actual performance. (Pro-forma Financial Statements). "Pro-forma Financial Statements" has the meaning described in Section (l) Pro-forma Financial Statements.
The Borrower has furnished to the Agent a Pro-forma consolidated balance sheet of the Borrower and the Subsidiaries as of immediately after consummation of the Norwich Stock Purchase Transaction and the transactions incident thereto (the "Pro-forma Balance Sheet") together with Pro-forma financial projections of the Parent for the five-year period subsequent to the Norwich Stock Purchase Transaction (the "Pro-forma Financial Projections"). A copy of the Pro-forma Balance Sheet and the Pro-forma Financial Projections are attached hereto as Exhibits C-1 and C-2, respectively. The Pro-forma Balance Sheet is correct and complete, has been prepared in accordance with GAAP, and fairly presents the consolidated financial condition of the Borrower and the Subsidiaries as of immediately after consummation of the Norwich Stock Purchase Transaction and the transactions incident thereto. The Pro-forma Financial Projections represent the best estimate of the future operations of the Parent and are based on reasonable and conservative assumptions, but do not constitute a guaranty of actual performance. (Pro-forma Financial Statements).
"Pro Rata Share" means at any time and as to any Lender, the percentage derived by dividing the unpaid principal amount of the Loans, Bond Letter of Credit Obligations, Letter of Credit Obligations and Special Source Bond Obligations, owing to that Lender by the aggregate unpaid principal amount of all Loans, Bond Letter of Credit Obligations, Letter of Credit Obligations and Special Source Bond Obligations, then outstanding; or if no Loans, Bond Letter of Credit Obligations, Letter of Credit Obligations or Special Source Bond Obligations are outstanding, by dividing the total amount of such Lender's Commitments by the total amount of the Commitments of the Agent and all of the Lenders.
"Reportable Event" means any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder.
"Responsible Officer" means for the Borrower, Norwich or Berry UK, as applicable, its chief executive officer, any vice president or president or, with respect to financial matters, its chief financial officer. "Requisite Lenders" means at any time of determination one or more of the Lenders holding at least fifty-one percent (51%) of the Commitments. "Reserve Percentage" means, at any time, the then current maximum rate for which reserves (including any basic, supplemental, marginal and emergency reserves) are required to be maintained by member banks of the Federal Reserve System under Regulation D of the Board of Governors of the Federal Reserve System against "Eurocurrency liabilities", as that term is defined in Regulation D. The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Percentage. The Agent hereby advises the Borrower and Berry UK that as of the date of this Agreement, the Reserve Percentage is equal to zero.
"Revolving Credit Commitment" means the agreement of a Lender relating to the making the Revolving Loan and advances thereunder subject to and in accordance with the provisions of this Agreement; and "Revolving Credit Commitments" means the collective reference to the Revolving Credit Commitment of each of the Lenders.
"Revolving Credit Commitment Period" means the period of time from the Closing Date to the Business Day preceding the Revolving Credit Termination Date.
"Revolving Credit Committed Amount" has the meaning described in Section
(A) REVOLVING CREDIT FACILITY.
Subject to and upon the terms of this Agreement, the Lenders collectively, but severally, establish a revolving credit facility in favor of the Borrower. The aggregate of all advances under the Revolving Credit Facility is sometimes referred to in this Agreement collectively as the "Revolving Loan". (Revolving Credit Facility).
"Revolving Credit Facility" means the facility established by the Lenders pursuant to SECTION 2.1 THE REVOLVING CREDIT FACILITY. (Revolving Credit Facility).
"Revolving Credit Note" and "Revolving Credit Notes" have the meanings described in Section (E) REVOLVING CREDIT NOTES.
The obligation of the Borrower to pay each Lender's Pro Rata Share of the Revolving Loan, with interest, shall be evidenced by a series of promissory notes (as from time to time extended, amended, restated, supplemented or otherwise modified, collectively the "Revolving Credit Notes" and individually a "Revolving Credit Note"). Each Lender's Revolving Credit Note shall be dated as of the date of this Agreement, shall be payable to the order of such Lender at the times provided in the Revolving Credit Note, and shall be in the principal amount of such Lender's Revolving Credit Committed Amount. The Borrower acknowledges and agrees that, if the outstanding principal balance of the Revolving Loan outstanding from time to time exceeds the aggregate stated amount of the Revolving Credit Notes, the excess shall bear interest at the rates provided from time to time for advances under Revolving Loan evidenced by the Revolving Credit Notes and shall be payable, with accrued interest, ON DEMAND. The Revolving Credit Notes shall not operate as a novation of any of the Obligations or nullify, discharge, or release any such Obligations or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreemen (Revolving Credit Notes).
"Revolving Credit Optional Reduction" and "Revolving Credit Optional Reductions" have the meanings described in Section (L) OPTIONAL REDUCTION OF REVOLVING CREDIT COMMITTED AMOUNT (Optional Reduction of Revolving Credit).
"Revolving Credit Pro Rata Share" has the meaning described in Section (B) PROCEDURE FOR MAKING ADVANCES UNDER THE REVOLVING LOAN. (Procedure for Making Advances).
"REVOLVING CREDIT TERMINATION DATE" MEANS THE EARLIER OF (A) JANUARY 21, 2002, (B) THE REPAYMENT OR PREPAYMENT OF THE TERM LOANS IN FULL, (C) THE DATE ON WHICH THE REVOLVING CREDIT COMMITMENTS ARE TERMINATED PURSUANT TO
SECTION 7.2 REMEDIES.
Upon the occurrence of any Event of Default, the Agent and/or NationsBank, as applicable, may, in the exercise of its sole and absolute discretion from time to time, and shall, at the direction of the Requisite Lenders, at any time thereafter exercise any one or more of the following rights, powers or remedies: (Remedies) or otherwise.
"Revolving Credit Unused Line Fee" and "Revolving Credit Unused Line Fees" have the meanings described in Section (J) REVOLVING CREDIT UNUSED LINE FEE.
The Borrower shall pay to the Agent for the ratable benefit of the Lenders a quarterly Revolving Credit Facility fee (collectively, the "Revolving Credit Unused Line Fees" and individually, a "Revolving Credit Unused Line Fee") in an amount equal to thirty (30) basis points per annum (calculated on the basis of actual number of days elapsed in a year of 360 days) and calculated on average daily unused and undisbursed portion of the Total Revolving Credit Committed Amount,, each as in effect from time to time accruing during each quarterly period. The accrued and unpaid Revolving Credit Unused Line Fee shall be paid by the Borrower to the Agent on the first day of each quarter, in arrears, commencing on the first such date following the date hereof, and on the Revolving Credit Termination Date. (Revolving Credit Unused Line Fee).
"Revolving Loan" has the meaning described in Section (A) REVOLVING CREDIT FACILITY.
Subject to and upon the terms of this Agreement, the Lenders collectively, but severally, establish a revolving credit facility in favor of the Borrower. The aggregate of all advances under the Revolving Credit Facility is sometimes referred to in this Agreement collectively as the "Revolving Loan". (Revolving Credit Facility).
"Revolving Loan Account" has the meaning described in SECTION (I) REVOLVING LOAN ACCOUNT.
The Agent will establish and maintain a loan account on its books (the "Revolving Loan Account") to which the Agent will (a) DEBIT (i) the principal amount of each advance under the Revolving Loan made by the Lenders hereunder as of the date made, (ii) the amount of any interest accrued on the Revolving Loan as and when due, and (iii) any other amounts due and payable by the Borrower to the Agent and/or the Lenders from time to time under the provisions of this Agreement in connection with the Revolving Loan, including, without limitation, Enforcement Costs, Fees, late charges, and service, collection and audit fees, as and when due and payable, and (b) CREDIT all payments made by the Borrower to the Agent on account of the Revolving Loan as of the date made including, without limitation, funds credited to the Revolving Loan Account from the Collateral Account. The Agent may debit the Revolving Loan Account for the amount of any Item of Payment that is returned to the Agent unpaid. All credit entries to the Revolving Loan Account are conditional and shall be readjusted as of the date made if final and indefeasible payment is not received by the Agent in cash or solvent credits. The Borrower hereby promises to pay to the order of the Agent for the ratable benefit of the Lenders, on the Revolving Credit Termination Date, an amount equal to the excess, if any, of all debit entries over all credit entries recorded in the Revolving Loan Account under the provisions of this Agreement. Any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the Revolving Loan Account shall be presumed conclusively to be correct, and shall constitute an account stated between the Agent, the Lenders and the Borrower unless the Agent receives specific written objection thereto from the Borrower and/or any Lender within thirty (30) Business Days after such statement or reconciliation shall have been sent by the Agent. Any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the Revolving Loan Account shall be final, binding and conclusive upon the Borrower in all respects, absent manifest error, unless the Agent receives specific written objection thereto from the Borrower within thirty (30) Business Days after such statement or reconciliation shall have been sent by the Agent. (Revolving Loan Account).
"Revolving Loan Mandatory Prepayment" and "Revolving Loan Mandatory Prepayments" have the meanings described in Section (F) MANDATORY PREPAYMENTS OF REVOLVING LOAN.
Subject to the provisions of Section (D) INDEMNITY. (Indemnity) and in addition to any mandatory prepayment required by the provisions of Section
(C) MANDATORY PREPAYMENTS OF TERM LOANS A. (Term Loan Mandatory Prepayments), upon the request of the Agent pursuant to Section (C) BORROWING BASE. (Borrowing Base) or Section 2.1.13 (Required Availability under the Revolving Credit Facility), the Borrower shall make mandatory prepayments (each a "Revolving Loan Mandatory Prepayment" and collectively, the "Revolving Loan Mandatory Prepayments") of the Revolving Loan at any time and from time to time in order to cover any Borrowing Base Deficiency or to ensure compliance with Section 2.1.13, as applicable. (Mandatory Prepayments).
"Revolving Loan Optional Prepayment" and "Revolving Loan Optional Prepayments" have the meanings described in Section (G) OPTIONAL PREPAYMENTS OF REVOLVING LOAN.
Subject to the provisions of Section (D) INDEMNITY. (Indemnity), the Borrower shall have the option at any time and from time to time prepay (each a "Revolving Loan Optional Prepayment" and collectively the "Revolving Loan Optional Prepayments") the Revolving Loan, in whole or in part without premium or penalty. Revolving Loan Optional Prepayments shall be made following a timely and proper written notice to the Agent with respect thereto specifying the date and amount of any intended Revolving Loan Optional Prepayment. The amount to be prepaid shall be paid by the Borrower to the Agent on the date specified for such prepayment. Any amounts repaid or prepaid may be readvanced and reborrowed subject to the provisions of this Agreemen (Optional Prepayments of Revolving Loan). "RIGHT OF FIRST REFUSAL NOTICE" HAS THE MEANING DESCRIBED IN ASSIGNMENTS BY LENDERS.
Any Lender may, with the prior written consent of the Agent and the Borrower, but without notice to or consent of any other Lender, which consent shall not be unreasonably withheld, delayed or conditioned, assign to any Person (each an "Assignee" and collectively, the "Assignees") all or a portion of such Lender's Commitments; provided that (a) the amount assigned by such Lender must be at least equal to Five Million Dollars ($5,000,000), (b) after giving effect to such assignment, such Lender must continue to hold a Pro Rata Share of the Commitments at least equal to Ten Million Dollars ($10,000,000), unless such Lender has assigned one hundred percent (100%) of such Lender's Commitments, and (c) any amount assigned shall be divided pro rata among such Lenders' Pro Rata Share of the Commitments and Obligations. NationsBank agrees that if at any time NationsBank sells one hundred percent (100%) of all of its Commitments, NationsBank shall resign as Agent and the remaining Lenders shall select a replacement Agent in accordance with the provisions of this Agreement. In addition, NationsBank agrees that for so long as NationsBank is the Agent, unless otherwise agreed by the Lenders, NationsBank shall continue to hold a Pro Rata Share of the Commitments at least equal to the Pro Rata Share of the Lender (other than NationsBank) having the highest Pro Rata Share of the Commitments. Any Lender which elects to make such an assignment shall pay to the Agent, for the exclusive benefit of the Agent, an administrative fee for processing each such assignment in the amount of Three Thousand Five Hundred Dollars ($3,500). Such Lender and its Assignee shall notify the Agent and the Borrower in writing of the date on which the assignment is to be effective (the "Adjustment Date"). On or before the Adjustment Date, the assigning Lender, the Agent, the Borrower and the respective Assignee shall execute and deliver a written assignment agreement in a form acceptable to the Agent, which shall constitute an amendment to this Agreement to the extent necessary to reflect such assignment. Upon the request of any assigning Lender following an assignment made in accordance with this ASSIGNMENTS BY LENDERS., the Borrower, Berry UK and Norwich shall issue new Notes to the assigning Lender and its Assignee reflecting such assignment, in exchange for the existing Notes held by the assigning Lender. (Assignments by Lenders).
"Second Closing Date" means August 29, 1997.
"Securities" means the collective reference to each and every certificated or uncertificated security which constitutes a "security" under the provisions of Title 8 of the Uniform Commercial Code, and all proceeds (cash and non-cash) of the foregoing and to each and every "investment property" under the provisions of Title 9 of the Uniform Commercial Code (if that definition is included in that Title), and all proceeds (cash and non-cash) of the foregoing.
"Security Agreement" means (a) that certain security agreement dated as of the First Closing Date from PackerWare, BIC, BTP, Berry Sterling and AeroCon, Inc. to the Agent for the benefit of the Lenders, ratably, and the Agent, (b) that certain security agreement dated May 13, 1997 from Berry Design to the Agent for the benefit of the Lenders, ratably, and the Agent, and (c) that certain security agreement dated as of the Second Closing Date from Berry Venture, Venture Southeast and Venture Midwest, all as amended, restated, supplemented or otherwise modified in writing at any time and from time to time.
"Security Documents" means collectively any assignment, pledge agreement, security agreement, mortgage, deed of trust, deed to secure debt, financing statement and any similar instrument, document or agreement under or pursuant to which a Lien is now or hereafter granted to, or for the benefit of, the Agent and/or the Lenders on any real or personal property of any Person to secure all or any portion of the Obligations, all as the same may from time to time be amended, restated, supplemented or otherwise modified, including, without limitation, this Agreement, the Guaranty, the Stock Pledge Agreement, the Deeds of Trust, the Security Agreement, the Assignment of Patents and the Assignment of Trademarks, the Special Source Security Agreement, the UK Stock Pledge Agreement, and the UK Security Documents.
"Security Procedures" means the rules, policies and procedures adopted and implemented by the Agent and its Affiliates at any time and from time to time with respect to security procedures and measures relating to electronic funds transfers, all as the same may be amended, restated, supplemented, terminated, or otherwise modified at any time and from time to time by the Agent in its sole and absolute discretion.
"Seller" means all of the shareholders of PackerWare immediately prior to consummation of the PackerWare Merger, all of the shareholders of Venture Holdings immediately prior to consummation of the Venture Stock Purchase/Merger Transaction and all shareholders of Norwich immediately prior to consummation of the Norwich Stock Purchase Transaction.
"Senior Secured Debt - Parent" means that certain Indebtedness for Borrowed Money of the Parent (and all guarantees thereof by the Borrower and its Subsidiaries) in favor of First Trust of New York, National Association, as trustee for the holders of the 12-1/2% Series A Senior Secured Notes due 2006 and the 12-1/2% Series B Secured Notes due 2006 in a stated principal amount of One Hundred Five Million Dollars ($105,000,000).
"Senior Secured Debt Loan Documents" means any and all promissory notes, agreements, documents or instruments now or at any time evidencing, securing, guarantying or otherwise executed and delivered in connection with the Senior Secured Debt - Parent, as the same may from time to time be amended, restated, supplemented or modified.
"Settlement Date" means each Business Day after the Closing Date selected by the Agent in its sole discretion subject to and in accordance with the provisions of Section (I) IN GENERAL. To the extent and in the manner hereinafter provided in this Section (C) SETTLEMENT PROCEDURES AS TO REVOLVING LOAN., settlement among the Lenders as to the Revolving Loan may occur periodically on Settlement Dates determined from time to time by the Agent, which may occur before or after the occurrence or during the continuance of a Default or Event of Default and whether or not all of the conditions set forth in Section 5.2 CONDITIONS TO ALL EXTENSIONS OF CREDIT. (Conditions to All Extensions of Credit) have been met. On each Settlement Date payments shall be made by or to the Lenders in the manner provided in this Section (C) SETTLEMENT PROCEDURES AS TO REVOLVING LOAN. in accordance with the Settlement Report delivered by the Agent pursuant to the provisions of this Section (C) SETTLEMENT PROCEDURES AS TO REVOLVING LOAN. in respect of such Settlement Date so that as of each Settlement Date, and after giving effect to the transactions to take place on such Settlement Date, each Lender's Net Outstandings shall equal such Lender's Revolving Credit Pro Rata Share of the Revolving Loan outstanding. (Settlement Procedures) as of which a Settlement Report is delivered by the Agent and on which settlement is to be made among the Lenders in accordance with the provisions of Section (C) SETTLEMENT PROCEDURES AS TO REVOLVING LOAN. (Settlement Procedures).
"Settlement Report" means each report prepared by the Agent and delivered to each Lender and setting forth, among other things, as of the Settlement Date indicated thereon and as of the next preceding Settlement Date, the aggregate outstanding principal balance of the Revolving Loan, each Lender's Pro Rata Share thereof, each Lender's Net Outstandings and all Non-Ratable Loans made, and all payments of principal, interest and Fees received by the Agent from the Borrower during the period beginning on such next preceding Settlement Date and ending on such Settlement Date.
"South Carolina Bond Letter of Credit" means that certain irrevocable letter of credit dated April 20, 1995, issued by Bank One, Cleveland, NA in the original amount of $8,427,637, for the account of Venture Southeast, for the benefit of Bank One Trust Company, NA, as trustee, and as security for the South Carolina Bonds, as the same may be amended, restated, reissued, renewed, supplemented, replaced or otherwise modified at any time and from time to time.
"South Carolina Bond Letter of Credit - NB" means that certain irrevocable letter of credit issued or to be issued by the Agent for the account of the Borrower or Venture Southeast as security for the South Carolina Bond Letter of Credit, as the same may be amended, restated, reissued, renewed, supplemented, replaced or otherwise modified at any time and from time to time. Subsequent to the date hereof, but on or before the expiration date of the South Carolina Bond Letter of Credit, the Agent intends to issue an irrevocable letter of credit to replace the South Carolina Bond Letter of Credit, in which case the term "South Carolina Bond Letter of Credit - NB" shall mean such replacement letter of credit, as the same may be amended, restated, reissued, renewed, supplemented, replaced or otherwise modified at any time and from time to time.
"South Carolina Bond Letter of Credit Agreement" means that certain letter of credit reimbursement agreement by and between the Agent and the Borrower pursuant to which the Borrower will agree to reimburse the Agent for any amounts drawn under the South Carolina Bond Letter of Credit - NB and to pay certain fees, interest and other amounts payable to the Agent with respect to the South Carolina Bond Letter of Credit - NB, as the same may be amended, restated, supplemented, replaced or otherwise modified at any time and from time to time.
"South Carolina Bond Letter of Credit Agreement Documents - Bonds" means all instruments, agreements or documents previously, simultaneously or hereafter executed and delivered by the Borrower, any Guarantor and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with the South Carolina Bond Letter of Credit and/or any or all of the South Carolina Bonds, all as the same may be amended, restated, supplemented, replaced or otherwise modified at any time and from time to time.
"South Carolina Bond Letter of Credit Agreement Documents - NB" means the South Carolina Bond Letter of Credit Agreement and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by the Borrower, any Guarantor and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with the South Carolina Bond Letter of Credit - NB and/or any or all of the South Carolina Bond Letter of Credit Obligations, all as the same may be amended, restated, supplemented, replaced or otherwise modified at any time and from time to time.
"South Carolina Bond Letter of Credit Obligations" means the collective reference to all Obligations of the Borrower under and with respect to the South Carolina Letter of Credit - NB, the South Carolina Bond Letter of Credit Agreement, and/or any of the South Carolina Bond Letter of Credit Agreement Documents.
"South Carolina Bond Trust Agreement" means that certain trust indenture dated as of April 1, 1995 by and among the South Carolina Bond Trustee and the South Carolina Jobs - Economic Development Authority relating to the South Carolina Bonds, as amended, restated, supplemented or otherwise modified at any time and from time to time.
"South Carolina Bond Trustee" means Bank One Trust Company, NA, and its successors and assigns, as trustee under the South Carolina Bond Trust Agreement.
"South Carolina Bonds" means the South Carolina Jobs - Economic Development Authority, Adjustable Rate Bonds, Series 1995 (Venture Packaging, Inc. Project) issued by the South Carolina Jobs - Economic Development Authority in the original aggregate principal amount of Eight Million Three Hundred Twenty-five Thousand Dollars ($8,325,000).
"South Carolina IRB" means the Anderson County, South Carolina Industrial Revenue Bonds, Series 1995 (Venture Packaging Southeast, Inc. Project). "South Carolina IRB Lease Agreement" means that certain First Amended Lease Agreement dated as of January 18, 1996, between Anderson County, South Carolina and Venture Holdings.
"South Carolina IRB Lease Purchase Option" means the option of Venture Southeast to purchase the assets subject to the South Carolina IRB Lease Agreement pursuant to Section 10.02 of the South Carolina IRB Lease Agreement.
"South Carolina IRB Lease Transfers" means transfers of capital assets related to the real property covered by the Deed of Trust - Anderson and, pursuant to the terms of the South Carolina IRB Lease Agreement required to be transferred to the lessor and leased to the lessee under the South Carolina IRB Lease Agreement.
"Special Source Bond" means that certain $875,000 Anderson County, South Carolina Special Source Revenue Bond, Series 1995 (Venture Packaging Southeast, Inc. Project) (the "Special Source Bond").
"Special Source Bond Assignment" means that certain Assignment, Assumption and Consent Agreement by and among the Borrower, Bank One, Cleveland, N.A. and NationsBank dated as of August 29, 1997, as the same may be amended, restated, supplemented or otherwise modified at any time and from time to time.
"Special Source Bond Commitment" means the agreement of the Agent to purchase the Special Source Bond and the agreement of each Lender to purchase a participating interest in the Special Source Bond Obligations, all subject to and in accordance with the provisions of this Agreement. "Special Source Bond Documents" means any and all agreements, documents and instruments which evidence, secure, guaranty or otherwise relate to the Special Source Bond and/or any or all of the Special Source Bond Obligations, including, without limitation, the Special Source Bond, the Special Source Bond Guaranty, and the Special Source Bond Security Agreement, as the same may be amended, restated, supplemented or otherwise modified at any time and from time to time.
"Special Source Bond Facility" has the meaning given such term in SECTION
2.6 THE SPECIAL SOURCE BOND FACILITY..1 (The Special Source Bond Facility). "Special Source Bond Guaranty" means that certain Guaranty of Payment Agreement - Bond Purchase Obligations dated as of August 29, 1997 from the Borrower and the Subsidiary Guarantors, as the same may be amended, restated, supplemented or otherwise modified.
"Special Source Bond Interest Rate" shall have the meaning given such term in Section (B) CURRENT TERMS OF SPECIAL SOURCE BOND.(Current Terms of Special Source Bond).
"Special Source Bond Issuer" means Anderson County, South Carolina, and its successors and assigns.
"Special Source Bond Maturity Date" shall have the meaning given such term in Section (B) CURRENT TERMS OF SPECIAL SOURCE BOND.(Current Terms of Special Source Bond).
"Special Source Bond Obligations" means any and all obligations of the Borrower and each of the Subsidiary Guarantors under and in connection with the Special Source Bond, including, without limitation, principal and interest.
"Special Source Bond Security Agreement" means that certain Security Agreement dated as of August 29, 1997 from the Borrower and the Subsidiary Guarantors, as the same may be amended, restated, supplemented or otherwise modified.
"Special Source Bond Settlement Date" has the meaning given such term in Section (D)PARTICIPATIONS IN THE SPECIAL SOURCE BOND OBLIGATIONS.(Participations in the Special Source Bond Obligations). "State" means the State of Maryland.
"Sterling" means British Pounds Sterling.
"Sterling Interest Period" means as to any Sterling LIBOR Loan, the period commencing on and including the date such Sterling LIBOR Loan is made and ending on and including the day which is 7 30, 60 or 90 days thereafter, as selected by Berry UK or Norwich in accordance with the provisions of this Agreement, and thereafter, each period commencing on the last day of the then preceding Sterling Interest Period for such Sterling LIBOR Loan and ending on and including the day which is 7 30, 60 or 90 days thereafter, as selected by Berry UK or Norwich in accordance with the provisions of this Agreement; provided, however, that:
          (a)the first day of any Sterling Interest Period shall be a Business Day;
          (b)if any Sterling Interest Period would end on a day that is not a Business Day, such Sterling Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month in which case, such Sterling Interest Period shall end on the next preceding Business Day;
          (c)no Sterling Interest Period shall extend beyond the UK Revolving Credit Termination Date or the scheduled maturity date of the UK Term Loan; and
          (d)no Sterling Interest Period greater than 30 days may be selected by Berry UK or Norwich for any Sterling LIBOR Loan made under the UK Revolving Credit Facility and no Sterling Interest Period which is less than 30 days may be selected by Berry UK for the UK Term Loan.
"Sterling LIBOR Lending Office" means with respect to NationsBank such branch or office of NationsBank as designated by NationsBank in the United Kingdom from time to time as the branch or office through which the Sterling LIBOR Loans are to be made or maintained.
"Sterling LIBOR Base Rate" means for any Sterling Interest Period with respect to any Sterling LIBOR Loan, the rate per annum (rounded upward, if necessary, to the nearest next 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Sterling at approximately 11:00 a.m. (London time) on the first Business Day of the Sterling Interest Period for a term comparable to such Sterling Interest Period. If for any reason such rate is not available, the term "Sterling LIBOR Base Rate" shall mean, for any Sterling LIBOR Loan for any Sterling Interest Period, therefor, the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Sterling at approximately 11:00 a.m. (London time) on the first Business Day of the Sterling Interest Period; PROVIDED, HOWEVER, if more than one rate is specified on Reuters Screen LIBO page, the applicable rate shall be the arithmetic mean of all such rates. For purposes of this definition, Telerate Page 3750 refers to the British Bankers' Association LIBOR Rates (determined at approximately 11:00 a.m. (London time) that are published by Dow Jones Telerate, Inc.
"Sterling LIBOR Loan" means any Loan for which interest is to be computed with reference to the Sterling LIBOR Rate.
"Sterling LIBOR Rate" means for any Sterling Interest Period with respect to any Sterling LIBOR Loan, (a) the Sterling LIBOR Base Rate, plus (b) the Applicable Margin, PLUS (c) the Mandatory Liquid Assets Cost Rate for such Sterling Interest Period
 "Stock Pledge Agreement" means (a) that certain stock pledge, assignment and security agreement dated as of the First Closing Date from the Borrower to the Agent for the benefit of the Lenders ratably and the Agent, (b) that certain stock pledge, assignment and security agreement dated as of May 13, 1997 from the Borrower to the Agent for the benefit of the Lenders ratably and the Agent, (c) that certain stock pledge, assignment and security agreement dated as of the Second Closing Date from the Borrower to the Agent for the benefit of the Lenders ratably and the Agent, and (d) the UK Stock Pledge Agreement, all as the same may from time to time be amended, restated, supplemented or otherwise modified, which Stock Pledge Agreement (other than the UK Stock Pledge Agreement) grants, pledges and assigns to the Agent for the benefit of the Lenders ratably and the Agent, a first priority pledge and assignment of one hundred percent (100%) of the capital stock of each Subsidiary Guarantor and which UK Stock Pledge Agreement grants, pledges and assigns to NationsBank, a pledge and assignment of one hundred percent (100%) of the capital stock of Berry UK (which one hundred percent (100%) pledge reduces to sixty-five percent (65%) at such time as all obligations under the Subordinated Debt have been paid in full) and grants, pledges and assigns to the Agent for the benefit of the Lenders ratably and the Agent, a pledge and assignment of sixty-five percent (65%) of the capital stock of Berry UK.
"Stockholder's Equity" means as to the Borrower, Berry UK, Norwich and each of the Subsidiary Guarantors, on a consolidated basis, for any date of determination thereof, the total of capital stock (except treasury stock and net of any note receivable received upon the issuance of any shares of capital stock) and contributed capital, as determined in accordance with GAAP consistently applied, after eliminating all intercompany items. "Subordinated Debt" means that certain Indebtedness for Borrowed Money of the Borrower (and all guarantees thereof by the Borrower and its Subsidiaries) in favor of United States Trust Company of New York, as trustee for the holders of the 12-1/4% Senior Subordinated Notes due 2004 in a stated principal amount of One Hundred Million Dollars ($100,000,000). "Subordinated Debt Loan Documents" means any and all promissory notes, agreements, documents or instruments now or at any time evidencing, securing, guarantying or otherwise executed and delivered in connection with the Subordinated Debt, as the same may from time to time be amended, restated, supplemented or modified.
"Subordinated Indebtedness" means all Indebtedness, including, without limitation, the Subordinated Debt, incurred at any time by the Borrower as and to the extent permitted by the provisions of Section (D) INDEBTEDNESS. Neither the Borrower, Berry UK nor Norwich will create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Indebtedness for Borrowed Money, except (Indebtedness), which is subordinated to the Obligations, as set forth in one or more written agreements, all in form and substance satisfactory to the Agent in its reasonable discretion. The Agent and the Lenders agree that Subordinated Indebtedness does not include the Senior Secured Debt - Parent.
"SUBSTITUTE PURCHASER" HAS THE MEANING DESCRIBED IN ASSIGNMENTS BY LENDERS. Any Lender may, with the prior written consent of the Agent and the Borrower, but without notice to or consent of any other Lender, which consent shall not be unreasonably withheld, delayed or conditioned, assign to any Person (each an "Assignee" and collectively, the "Assignees") all or a portion of such Lender's Commitments; provided that (a) the amount assigned by such Lender must be at least equal to Five Million Dollars ($5,000,000), (b) after giving effect to such assignment, such Lender must continue to hold a Pro Rata Share of the Commitments at least equal to Ten Million Dollars ($10,000,000), unless such Lender has assigned one hundred percent (100%) of such Lender's Commitments, and (c) any amount assigned shall be divided pro rata among such Lenders' Pro Rata Share of the Commitments and Obligations. NationsBank agrees that if at any time NationsBank sells one hundred percent (100%) of all of its Commitments, NationsBank shall resign as Agent and the remaining Lenders shall select a replacement Agent in accordance with the provisions of this Agreement. In addition, NationsBank agrees that for so long as NationsBank is the Agent, unless otherwise agreed by the Lenders, NationsBank shall continue to hold a Pro Rata Share of the Commitments at least equal to the Pro Rata Share of the Lender (other than NationsBank) having the highest Pro Rata Share of the Commitments. Any Lender which elects to make such an assignment shall pay to the Agent, for the exclusive benefit of the Agent, an administrative fee for processing each such assignment in the amount of Three Thousand Five Hundred Dollars ($3,500). Such Lender and its Assignee shall notify the Agent and the Borrower in writing of the date on which the assignment is to be effective (the "Adjustment Date"). On or before the Adjustment Date, the assigning Lender, the Agent, the Borrower and the respective Assignee shall execute and deliver a written assignment agreement in a form acceptable to the Agent, which shall constitute an amendment to this Agreement to the extent necessary to reflect such assignment. Upon the request of any assigning Lender following an assignment made in accordance with this ASSIGNMENTS BY LENDERS., the Borrower, Berry UK and Norwich shall issue new Notes to the assigning Lender and its Assignee reflecting such assignment, in exchange for the existing Notes held by the assigning Lender. (Assignments by Lenders).
"Subsidiary" means with respect to any Person, any other Person owning the majority of the voting shares of such first Person.
"Subsidiary Guarantor" means BIC, BTP, AeroCon, Berry Sterling, PackerWare, Berry Design, Berry Venture, Venture Southeast, Venture Midwest or any other domestic Subsidiary (organized and existing under the laws of any state in the United States) of the Borrower or the Parent which is designated and qualifies as a Subsidiary Guarantor in accordance with the provisions of Section (B) SUBSIDIARIES. (Subsidiaries), or any of their respective successors and assigns, as the case may be; and, "Subsidiary Guarantors" means BIC, BTP, AeroCon, Berry Sterling, Berry Design, PackerWare, Berry Venture, Venture Southeast, Venture Midwest, and each other domestic Subsidiary of the Borrower designated and qualified as a "Subsidiary Guarantor" in accordance with the provisions of Section 6.2.2, and all of their respective successors and assigns.
 "Tangible Capital Funds" means as to the Borrower, Berry UK, Norwich and each of the Subsidiary Guarantors, on a consolidated basis, for any date of determination thereof, the total of (a) all Stockholder's Equity, less (b) all Assets which would be classified as intangible assets under GAAP consistently applied, plus (c) Subordinated Indebtedness.
"Taxes" means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time shall be assessed, levied, confirmed or imposed by any Governmental Authority on the Borrower, any Subsidiary Guarantor, Berry UK, Norwich or any of its or their properties or Assets or any part thereof or in respect of any of its or their franchises, businesses, income or profits.
"Term Loan A" and "Term Loans A" have the meanings described in THE TERM LOAN A FACILITY. (Term Loan A Facility).
 "Term Loan B" and "Term Loans B" have the meanings described in Section
(A) TERM LOAN B COMMITMENTS.
Subject to and upon the terms of this Agreement, each Lender severally agrees to make a loan (each a "Term Loan B"; and collectively, the "Term Loans B") to the Borrower in the principal amount set forth below opposite such Lender's name (herein called such Lender's "Term Loan B Committed Amount"). The total of each Lender's Term Loan B Committed Amount is herein called the "Total Term Loan B Committed Amount". The proportionate share set forth below opposite each Lender's name is herein called such Lender's "Term Loan B Pro Rata Share": (Term Loan B Commitments).
"Term Loan A Commitment" and "Term Loan A Commitments" have the meanings described in Section (A) TERM LOAN A COMMITMENTS.
Subject to and upon the terms of this Agreement, each Lender severally agrees to make a loan (each a "Term Loan A"; and collectively, the "Term Loans A") to the Borrower in the principal amount set forth below opposite such Lender's name (herein called such Lender's "Term Loan A Committed Amount"). The total of each Lender's Term Loan A Committed Amount is herein called the "Total Term Loan A Committed Amount". The proportionate share set forth below opposite each Lender's name is herein called such Lender's "Term Loan A Pro Rata Share": (Term Loan A Commitments).
"Term Loan B Commitment" and "Term Loan B Commitments" have the meanings described in Section (A) TERM LOAN B COMMITMENTS.
Subject to and upon the terms of this Agreement, each Lender severally agrees to make a loan (each a "Term Loan B"; and collectively, the "Term Loans B") to the Borrower in the principal amount set forth below opposite such Lender's name (herein called such Lender's "Term Loan B Committed Amount"). The total of each Lender's Term Loan B Committed Amount is herein called the "Total Term Loan B Committed Amount". The proportionate share set forth below opposite each Lender's name is herein called such Lender's "Term Loan B Pro Rata Share": (Term Loan B Commitments).
"Term Loan A Committed Amount" has the meaning described in Section (A) TERM LOAN A COMMITMENTS.
Subject to and upon the terms of this Agreement, each Lender severally agrees to make a loan (each a "Term Loan A"; and collectively, the "Term Loans A") to the Borrower in the principal amount set forth below opposite such Lender's name (herein called such Lender's "Term Loan A Committed Amount"). The total of each Lender's Term Loan A Committed Amount is herein called the "Total Term Loan A Committed Amount". The proportionate share set forth below opposite each Lender's name is herein called such Lender's "Term Loan A Pro Rata Share": (Term Loan A Commitments).
"Term Loan B Committed Amount" has the meaning described in Section (A) TERM LOAN B COMMITMENTS.
Subject to and upon the terms of this Agreement, each Lender severally agrees to make a loan (each a "Term Loan B"; and collectively, the "Term Loans B") to the Borrower in the principal amount set forth below opposite such Lender's name (herein called such Lender's "Term Loan B Committed Amount"). The total of each Lender's Term Loan B Committed Amount is herein called the "Total Term Loan B Committed Amount". The proportionate share set forth below opposite each Lender's name is herein called such Lender's "Term Loan B Pro Rata Share": (Term Loan B Commitments).
"Term Loan A Facility" means the facility established by the Lenders pursuant to THE TERM LOAN A FACILITY. (Term Loan A Facility).
"Term Loan B Facility" means the facility established by the Lenders pursuant to TERM LOAN B FACILITY. (Term Loan B Facility).
"Term Loan B Fee" and "Term Loan B Fees" have the meaning described in Section (E) TERM LOAN B FEES. (Term Loan B Fees).
"Term Loan B Increase" has the meaning described in Section (A) TERM LOAN B COMMITMENTS. (Term Loan B Commitments)
"Term Loan A Mandatory Prepayment" and "Term Loan A Mandatory Prepayments" have the meanings described in Section (C) MANDATORY PREPAYMENTS OF TERM LOANS A.
Subject to the provisions of (D) INDEMNITY. (Indemnity), the Borrower shall make the following mandatory prepayments (each a "Term Loan A Mandatory Prepayment" and collectively the "Term Loan A Mandatory Prepayments") of the Term Loans A to the Agent for the ratable benefit of the Lenders:
(Mandatory Prepayments of Term Loan A).
"Term Loan B Mandatory Prepayment" and "Term Loan B Mandatory Prepayments" have the meanings described in Section (C) MANDATORY PREPAYMENTS OF TERM LOAN B.
Subject to the provisions of (D) INDEMNITY. (Indemnity), the Borrower shall make mandatory prepayments (each a "Term Loan B Mandatory Prepayment" and collectively the "Term Loan B Mandatory Prepayments") of the Term Loans B to the Agent for the ratable benefit of the Lenders annually. Each Term Loan B Mandatory Prepayment shall be in the amount of the Excess Cash Flow for the then preceding fiscal year and shall be payable on the date the Borrower shall furnish to the Agent the annual financial statements referred to in (A) FINANCIAL STATEMENTS.
The Borrower shall furnish to the Agent for distribution to the Lenders:
(Financial Statements). If, however, the Borrower fails to furnish such financial statements in any given year as and when required, the Borrower shall be required to pay the Term Loan B Mandatory Prepayment payable during such calendar year on the date which is ninety (90) days after the close of the Borrower's then preceding fiscal year. The Borrower shall pay to the Agent on the date of each required Term Loan B Mandatory Prepayment accrued interest to such date on the amount prepaid. Each partial Term Loan B Mandatory Prepayment shall be applied as follows: (i) fifty percent (50%) to principal against the principal installments of the Term Loans B in the inverse order of their maturities and (ii) fifty percent (50%) to all of the remaining principal installments due on account of the Term Loans B on a pro rata basis. Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay an Early Termination Fee as the result of a Term Loan B Mandatory Prepayment. (Mandatory Prepayments of Term Loan B).
"Term Loan A Optional Prepayment" and "Term Loan A Optional Prepayments" have the meanings described in Section OPTIONAL PREPAYMENTS OF TERM LOANS A.
Subject to the provisions of (D) INDEMNITY. (Indemnity), the Borrower may, at its option, at any time and from time to time, prepay (each a "Term Loan A Optional Prepayment" and collectively the "Term Loan A Optional Prepayments") the Term Loans A, in whole or in part, upon five (5) Business Days prior written notice, specifying the date and amount of prepayment. The amount to be so prepaid, together with interest accrued thereon to date of prepayment if the amount is intended as a prepayment of the Term Loans A in whole, shall be paid by the Borrower to the Agent for the ratable benefit of the Lenders on the date specified for such prepayment. Partial Term Loan A Optional Prepayments shall be applied to all of the remaining principal installments due on account of the Term Loans A on a pro rata basis. (Optional Prepayments of Term Loans A).
"Term Loan B Optional Prepayment" and "Term Loan B Optional Prepayments" have the meanings described in Section (D) OPTIONAL PREPAYMENTS OF TERM LOANS B.
Subject to the provisions of (D) INDEMNITY. (Indemnity), the Borrower may, at its option, at any time and from time to time, prepay (each a "Term Loan B Optional Prepayment" and collectively the "Term Loan B Optional Prepayments") the Term Loans B, in whole or in part, upon five (5) Business Days prior written notice, specifying the date and amount of prepayment. The amount to be so prepaid, together with interest accrued thereon to date of prepayment if the amount is intended as a prepayment of the Term Loans B in whole, shall be paid by the Borrower to the Agent for the ratable benefit of the Lenders on the date specified for such prepayment. Partial Term Loan B Optional Prepayments shall be applied as follows: (a) fifty percent (50%) to principal against the principal installments of the Term Loans B in the inverse order of their maturities and (b) fifty percent (50%) to all of the remaining principal installments due on account of the Term Loans B on a pro rata basis. (Optional Prepayments of Term Loan B). "Term Loan A Pro Rata Share" has the meaning described in THE TERM LOAN A FACILITY. (Term Loan A Facility).
"Term Loan B Pro Rata Share" has the meaning described in Section (A) TERM LOAN B COMMITMENTS.
Subject to and upon the terms of this Agreement, each Lender severally agrees to make a loan (each a "Term Loan B"; and collectively, the "Term Loans B") to the Borrower in the principal amount set forth below opposite such Lender's name (herein called such Lender's "Term Loan B Committed Amount"). The total of each Lender's Term Loan B Committed Amount is herein called the "Total Term Loan B Committed Amount". The proportionate share set forth below opposite each Lender's name is herein called such Lender's "Term Loan B Pro Rata Share": (Term Loan B Commitments).
"Term Loan A Note" and "Term Loan A Notes" have the meaning described in Section (B) AMORTIZATION OF TERM LOANS A; THE TERM LOAN A NOTES. (Amortization of Term Loans A).
"Term Loan B Note" and "Term Loan B Notes" have the meaning described in Section (B) AMORTIZATION OF TERM LOANS B; THE TERM LOAN B NOTES. (Amortization of Term Loans B).
"Term Loan" means either a Term Loan A, a Term Loan B or a UK Term Loan; and "Term Loans" means each Term Loan A, Term Loan B and each UK Term Loan. "Term Note" means a Term Loan A Note, a Term Loan B Note or a UK Term Loan Note; "Term Notes" means each Term Loan A Note, each Term Loan B Note and each UK Term Loan Note.
"Total Revolving Credit Committed Amount" has the meaning described in Section (A) REVOLVING CREDIT FACILITY.
Subject to and upon the terms of this Agreement, the Lenders collectively, but severally, establish a revolving credit facility in favor of the Borrower. The aggregate of all advances under the Revolving Credit Facility is sometimes referred to in this Agreement collectively as the "Revolving Loan". (Revolving Credit Facility).
"Total Term Loan A Committed Amount" has the meaning described in Section
(A) TERM LOAN A COMMITMENTS.
Subject to and upon the terms of this Agreement, each Lender severally agrees to make a loan (each a "Term Loan A"; and collectively, the "Term Loans A") to the Borrower in the principal amount set forth below opposite such Lender's name (herein called such Lender's "Term Loan A Committed Amount"). The total of each Lender's Term Loan A Committed Amount is herein called the "Total Term Loan A Committed Amount". The proportionate share set forth below opposite each Lender's name is herein called such Lender's "Term Loan A Pro Rata Share": (Term Loan A Commitments).
"Total Term Loan B Committed Amount" has the meaning described in Section
(A) TERM LOAN B COMMITMENTS.
Subject to and upon the terms of this Agreement, each Lender severally agrees to make a loan (each a "Term Loan B"; and collectively, the "Term Loans B") to the Borrower in the principal amount set forth below opposite such Lender's name (herein called such Lender's "Term Loan B Committed Amount"). The total of each Lender's Term Loan B Committed Amount is herein called the "Total Term Loan B Committed Amount". The proportionate share set forth below opposite each Lender's name is herein called such Lender's "Term Loan B Pro Rata Share": (Term Loan B Commitments).
 "Trademarks" means and includes in each case whether now existing or hereafter arising, all of the Borrower's or any Subsidiary's rights, title and interest in and to (a) any and all trademarks (including service marks), trade names and trade styles, and applications for registration thereof and the goodwill of the business symbolized by any of the foregoing, (b) any and all licenses of trademarks, service marks, trade names and/or trade styles, whether as licensor or licensee, (c) any renewals of any and all trademarks, service marks, trade names, trade styles and/or licenses of any of the foregoing, (d) income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages, claims, and payments for past, present and future infringements thereof, (e) rights to sue for past, present and future infringements of any of the foregoing, including the right to settle suits involving claims and demands for royalties owing, and
(f) all rights corresponding to any of the foregoing throughout the world. "UK Borrowing Base" has the meaning described in Section (C) UK BORROWING BASE. (UK Borrowing Base).
"UK Borrowing Base Deficiency" has the meaning described in Section (C) UK BORROWING BASE. (UK Borrowing Base).
"UK Borrowing Base Report" has the meaning described in Section (D) UK BORROWING BASE REPORT. (UK Borrowing Base Report).
"UK Collateral" means the collective reference to all property of Norwich and Berry UK from time to time to subject to the Liens of this Agreement, the UK Security Documents and the other Financing Documents, together with any and all cash and non-cash proceeds and products thereof.
"UK Commitment Fee" has the meaning described in Section (D) UK COMMITMENT FEE. (the UK Commitment Fee).
 "UK Credit Facilities Guaranty" means (i) the guaranty of payment of the UK Obligations to NationsBank from the Parent, the Borrower and each Subsidiary Guarantor and (ii) the guaranty of payment of the UK Obligations of Berry UK to NationsBank from Norwich. each as the same may from time to time be amended, restated, supplemented or otherwise modified.
"UK Credit Facility" means the UK Revolving Credit Facility or the UK Term Loan Facility, as the case may be, and "UK Credit Facilities" means collectively the UK Revolving Credit Facility and the UK Term Loan Facility, and any and all other credit facilities now or hereafter extended to Berry UK or Norwich under or secured by this Agreement and/or any of the UK Security Documents.
          "UK Excess Cash Flow" means for any annual period of determination thereof and with respect to Berry UK and Norwich only, an amount equal to fifty percent (50%) of the sum of (a) EBITDA, less (b) non-financed Capital Expenditures permitted by Section (F) CAPITAL EXPENDITURES.
Except for Permitted Acquisitions and permitted reinvestments of Permitted Asset Dispositions, neither the Borrower, Berry UK nor Norwich will or will permit any Subsidiary to, directly or indirectly, make any Capital Expenditures in the aggregate for the Borrower, Berry UK, Norwich and their respective Subsidiaries (taken as a whole) in amount which exceed the following amounts at any time during the following fiscal years (for each fiscal year, the "Capital Expenditure Ceiling" (Capital Expenditures), less
(c) cash income Taxes and alternative minimum Taxes, less (d) increases in working capital, plus (e) decreases in working capital, less (f) Debt Service, as shown on the annual financial statements for such annual period, furnished to the Agent in accordance with Section (A) FINANCIAL STATEMENTS.
The Borrower shall furnish to the Agent for distribution to the Lender (Financial Statements); or in the event that the Borrower fails to deliver such financial statements to the Agent as and when required, the Agent shall estimate, in its sole, but commercially reasonable discretion, the amount of UK Excess Cash Flow for such period.
"UK Obligations" means and includes all present and future indebtedness, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of Berry UK and/or Norwich to NationsBank under, arising pursuant to, in connection with and/or on account of the provisions of this Agreement, the UK Revolving Credit Note, the UK Term Note, or each UK Security Document,. FOR PURPOSES OF THE INDENTURE, ALL UK OBLIGATIONS UNDER AND IN CONNECTION WITH THE UK CREDIT FACILITIES CONSTITUTE AND ARE HEREBY DEEMED "SENIOR INDEBTEDNESS" AS DEFINED IN THE INDENTURE.
"UK Revolving Credit Commitment" means the agreement of a Lender relating to purchase of an undivided participating interest in the UK Revolving Loan and advances thereunder subject to and in accordance with the provisions of this Agreement; and "UK Revolving Credit Commitments" means the collective reference to the UK Revolving Credit Commitment of each of the Lenders.
"UK Revolving Credit Commitment Period" means the period of time from the Closing Date to the Business Day preceding the UK Revolving Credit Termination Date.
"UK Revolving Credit Committed Amount" has the meaning described in Section
(A) UK REVOLVING CREDIT FACILITY. (UK Revolving Credit Facility).
"UK Revolving Credit Facility" means the facility established by NationsBank pursuant to Section (A) UK REVOLVING CREDIT FACILITY. (UK Revolving Credit Facility).
"UK Revolving Credit Note" has the meaning described in Section (E) UK REVOLVING CREDIT NOTE. (UK Revolving Credit Notes).
"UK Revolving Credit Pro Rata Share" has the meaning described in Section
(B) PROCEDURE FOR MAKING ADVANCES UNDER THE UK REVOLVING LOAN. (Procedure for Making Advances).
"UK Revolving Credit Termination Date" means the Revolving Credit Termination Date.
"UK Revolving Credit Facility Fee" and "UK Revolving Credit Facility Fees" have the meanings described in Section (I) UK REVOLVING CREDIT FACILITY FEE. (UK Revolving Credit Facility Fee).
"UK Revolving Loan" has the meaning described in Section (A) UK REVOLVING CREDIT FACILITY. (UK Revolving Credit Facility).
"UK Revolving Loan Account" has the meaning described in Section (H) UK REVOLVING LOAN ACCOUNT. (UK Revolving Loan Account).
"UK Revolving Loan Mandatory Prepayment" and "UK Revolving Loan Mandatory Prepayments" have the meanings described in Section (F) MANDATORY PREPAYMENTS OF UK REVOLVING LOAN. (Mandatory Prepayments of UK Revolving
Loan).
"UK Revolving Loan Optional Prepayment" and "UK Revolving Loan Optional Prepayments" have the meanings described in Section (G) OPTIONAL PREPAYMENTS OF UK REVOLVING LOAN. (Optional Prepayments of UK Revolving
Loan).
 "UK Security Agreement" means those certain debentures from Berry UK and Norwich dated the date of this Agreement pursuant to which a Lien is granted to NationsBank as security for the UK Obligations, as the same may be amended, restated, supplemented or otherwise modified.
"UK Security Documents" means collectively any assignment, pledge agreement, security agreement, mortgage, deed of trust, deed to secure debt, financing statement and any similar instrument, document or agreement under or pursuant to which a Lien is now or hereafter granted to, or for the benefit of, NationsBank on any real or personal property of Berry UK and/or Norwich solely to secure all or any portion of the UK Obligations, including, obligations of Norwich under the UK Credit Facilities Guaranty and the UK Security Agreement, all as the same may from time to time be amended, restated, supplemented or otherwise modified.
"UK Stock Pledge Agreement" means that certain stock pledge, assignment and security agreement dated as of the Closing Date from the Borrower to NationsBank, in its capacity as Agent and in its individual capacity, acting through its Sterling LIBOR Lending Office, as the same may from time to time be amended, restated, supplemented or otherwise modified, which UK Stock Pledge Agreement grants, pledges and assigns to NationsBank, as security for the UK Obligations, and pledges and assigns to the Agent for the ratable benefit of the Lenders and the Agent, as security for all of the Obligations (other than the UK Obligations), a pledge and assignment of sixty-five percent (65%) of the capital stock of Berry UK and grants, pledges and assigns to NationsBank, as security for the UK Obligations, a pledge and assignment of one hundred percent (100%) of the capital stock of Berry UK, which one hundred percent (100%) pledge shall reduce to sixty-five percent (65%) at such time as all obligations under the Subordinated Debt have been paid in full.
"UK Term Loan" has the meaning described in SECTION 2.8UK TERM LOAN FACILITY. (UK Term Loan Facility).
"UK Term Loan Commitment" and "UK Term Loan Commitments" have the meanings described in Section (A) UK TERM LOAN COMMITMENTS. (UK Term Loan Commitments).
"UK Term Loan Committed Amount" has the meaning described in Section (A) UK TERM LOAN COMMITMENTS. (UK Term Loan Commitments).
"UK Term Loan Facility" means the facility established by NationsBank pursuant to Section 2.8 (UK Term Loan Facility).
"UK Term Loan Mandatory Prepayment" and "UK Term Loan Mandatory Prepayments" have the meanings described in Section 2.8.3 (Mandatory Prepayments of UK Term Loan).
"UK Term Loan Optional Prepayment" and "UK Term Loan Optional Prepayments" have the meanings described in Section 2.8.4 (Optional Prepayments of UK Term Loans).
"UK Term Loan Pro Rata Share" has the meaning described in 2.8.1 (UK Term Loan Facility).
"UK Term Loan Note" has the meaning described in Section 2.8.2 (Amortization of UK Term Loans).
"Uniform Commercial Code" means, unless otherwise provided in this Agreement, the Uniform Commercial Code as adopted by and in effect from time to time in the State or in any other jurisdiction, as applicable. "Venture Holdings" means Venture Packaging, Inc., a corporation organized and existing under the laws of the State Delaware, and its successors and assigns.
"Venture Midwest" means Venture Packaging Midwest, Inc., a corporation organized and existing under the laws of the State of Ohio, and its successors and assigns.
"Venture Southeast" means Venture Packaging Southeast, Inc., a corporation organized and existing under the laws of the State of South Carolina, and its successors and assigns.
"Venture Stock" means all capital stock issued by Venture Holdings acquired or to be acquired by Berry Venture, all in accordance with the Venture Stock Purchase/Merger Transaction, together with any and all proceeds and products thereof.
"Venture Stock Purchase/Merger Agreement" means that certain Agreement and Plan of Merger dated as of August 29, 1997 by and among the Borrower, Berry Venture, Venture Holdings, the Parent, Venture Southeast, Venture Midwest and the shareholders of Venture Holdings, as the same may from time to time be amended, restated, supplemented or modified, together with any and all exhibits and schedules thereto, amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefor.
"Venture Stock Purchase/Merger Documents" means collectively the Venture Stock Purchase Agreement and any and all other agreements, documents or instruments, previously, now or hereafter executed and delivered by Venture Holdings, Venture Southeast, Venture Midwest, Berry Venture, the Borrower, or any other Person in connection with the Venture Stock Purchase/Merger Transaction, as the same may from time to time be amended, restated, supplemented and modified.
"Venture Stock Purchase/Merger Transaction" means (a the acquisition of all issued and outstanding capital stock of Venture Holdings by Berry Venture through a merger, (b) the merger of Venture Holdings into Berry Venture,
(c) the transfer to the Borrower of all issued and outstanding stock of Venture Southeast and/or Venture Midwest by Berry Venture and/or Venture Holdings, as contemplated by the Venture Stock Purchase/Merger Agreement, and (d) the merger, consolidation, dissolution or liquidation of Berry Venture.
"Virginia Design" means Virginia Design Packaging Corp., a corporation organized and existing under the laws of the Commonwealth of Virginia, and its successors and assigns.
"Virginia Design NewCo" means Berry Plastics Design Corporation, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.
"Virginia Design Purchase Agreement" means that certain asset purchase agreement dated as of May 13, 1997 by and among the Borrower, Virginia Design NewCo, Virginia Design and the shareholders of Virginia Design, as the same may from time to time be amended, restated, supplemented or modified, together with any and all exhibits and schedules thereto, amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefor.
"Virginia Design Purchase Agreement Documents" means collectively the Virginia Design Purchase Agreement and any and all other agreements, documents or instruments, previously, now or hereafter executed and delivered by Virginia Design, Virginia Design NewCo, the Borrower, or any other Person in connection with the Virginia Design Purchase Agreement Transaction, as the same may from time to time be amended, restated, supplemented and modified.
"Virginia Design Purchase Agreement Transaction" means the asset purchase transaction contemplated by the Virginia Design Purchase Agreement.
"Wholly Owned Subsidiary" means any domestic United States Person all the shares of stock or other equity interests of all classes of which (other than directors' qualifying shares) at the time are owned directly or indirectly by the Borrower and/or by one or more Wholly Owned Subsidiaries of the Borrower.
"Wire Transfer Procedures" means the rules, policies and procedures adopted and implemented by the Agent and its Affiliates at any time and from time to time with respect to electronic funds transfers, including, without limitation, the Security Procedures, all as the same may be amended, restated, supplemented, terminated or otherwise modified at any time and from time to time by the Agent upon notice to the Borrower in its reasonable discretion.
SECTION 1.2   ACCOUNTING TERMS AND OTHER DEFINITIONAL PROVISIONS.
Unless otherwise defined herein, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined herein, and accounting terms only partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP. Unless otherwise defined herein, all terms used herein which are defined by the Uniform Commercial Code shall have the same meanings as assigned to them by the Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are references to articles, sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to any one or more of the Financing Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified. Notwithstanding the foregoing, the Agent and the Lenders agree that if GAAP at any time changes and such changes have an affect on the computation of any of the covenants contained in FINANCIAL COVENANTS. (Financial Covenants), the Agent, the Lenders and the Borrower will negotiate in good faith to revise any such affected covenants so as to
reverse the effect of such change in GAAP.   Whenever a term is used in
this Agreement to determine whether a threshold level or basket amount has been achieved or exceeded, or to calculate a financial ratio or any other amount and such term includes amounts in U.S. Dollars and amounts denominated in Sterling, or solely in Sterling, the terms shall be construed and/or calculated for purposes of this Agreement by (i) determining the Dollar Currency Equivalent of each such amount to be included in the aggregate as at the date of calculation, and adding all such amounts to (ii) the amounts, if any, which are already in U.S. Dollars.
                                ARTICLE II

                           THE CREDIT FACILITIES
SECTION 2.1    THE REVOLVING CREDIT FACILITy.
          (A)REVOLVING CREDIT FACILITY.
Subject to and upon the terms of this Agreement, the Lenders collectively, but severally, establish a revolving credit facility in favor of the Borrower. The aggregate of all advances under the Revolving Credit Facility is sometimes referred to in this Agreement collectively as the "Revolving Loan".
The amount set forth below opposite each Lender's name is herein called such Lender's "Revolving Credit Committed Amount" and the total of each Lender's Revolving Credit Committed Amount is herein called the "Total Revolving Credit Committed Amount". The proportionate share set forth below opposite each Lender's name is herein called such Lender's "Revolving Credit Pro Rata Share":

             Lender                 Revolving Credit Committed     Revolving Credit Pro Rata Share
                                              Amount
              Fleet                         $11,926,000                       23.8525%
           GE Capital                       $14,607,500                        29.215%
           NationsBank                      $14,607,500                        29.215%
             Heller                         $8,859,000                        17.7175%
Total Revolving Credit Committed            $50,000,000                         100%
             Amount

Article INeither the Agent nor any of the Lenders shall be responsible for the Revolving Credit Commitment of any other Lender, nor will the failure of any Lender to perform its obligations under its Revolving Credit Commitment in any way relieve any other Lender from performing its obligations under its Revolving Credit Commitment.
During the Revolving Credit Commitment Period, the Borrower may request advances under the Revolving Credit Facility in accordance with the provisions of this Agreement; provided that after giving effect to the Borrower's request:
(i)the outstanding principal balance of each Lender's Pro Rata Share of the Revolving Loan, the Letter of Credit Obligations, and the Special Source Bond Obligations would not exceed the lesser of (i) such Lender's Pro Rata Share of the Revolving Loan, the Letter of Credit Obligations, and the Special Source Bond Obligations or (ii) such Lender's Pro Rata Share of the Borrowing Base; and,
(ii)the aggregate outstanding principal balance of the Revolving Loan, all Letter of Credit Obligations, and the Special Source Bond Obligations would not exceed the lesser of (i) the Total Revolving Credit Committed Amount or
(ii) the Borrowing Base. In addition, the aggregate outstanding principal balance of the Revolving Loan, all Letter of Credit Obligations, all Special Source Bond Obligations and the UK Revolving Loan cannot exceed the Total Revolving Credit Committed Amount.
          (B)PROCEDURE FOR MAKING ADVANCES UNDER THE REVOLVING LOAN.
The Borrower may borrow under the Revolving Credit Facility on any Business Day. Advances under the Revolving Loan shall be deposited to a demand deposit account of the Borrower with the Agent or shall be otherwise applied as directed by the Borrower, which direction the Agent may require to be in writing. Not later than 11:00 a.m. (Baltimore City Time) on the date of the requested borrowing, the Borrower shall give the Agent oral or written notice (a "Loan Notice") of the amount and (if requested by the Agent) the purpose of the requested borrowing. Any oral Loan Notice shall be confirmed in writing by the Borrower within three (3) Business Days after the making of the requested advance under the Revolving Loan. At any time within three (3) hours prior to funding, the Borrower may revoke a Loan Notice; provided, that the Borrower shall pay to each Lender, as the case may be, any amounts which may be due to such Lender under (D) INDEMNITY. (Indemnity) by reason of such Lender having taken action in reliance on the Loan Notice. Upon receipt of any such Loan Notice, the Agent shall promptly notify each Lender of the amount of each advance to be made by such Lender on the requested borrowing date under such Lender's Revolving Credit Commitment.
NOT LATER THAN 1:00 P.M. (BALTIMORE CITY TIME) ON EACH REQUESTED BORROWING DATE FOR THE MAKING OF ADVANCES UNDER THE REVOLVING LOAN, EACH LENDER SHALL, IF IT HAS RECEIVED TIMELY NOTICE FROM THE AGENT OF THE BORROWER'S REQUEST FOR SUCH ADVANCES, MAKE AVAILABLE TO THE AGENT, IN FUNDS IMMEDIATELY AVAILABLE TO THE AGENT AT THE AGENT'S OFFICE SET FORTH IN
SECTION 9.1 NOTICES.
All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a Business Day, or two (2) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follow (Notices), such Lender's Pro Rata Share of the advances to be made on such date.
IN ADDITION, THE BORROWER HEREBY IRREVOCABLY AUTHORIZES THE LENDERS AT ANY TIME AND FROM TIME TO TIME, WITHOUT FURTHER REQUEST FROM OR NOTICE TO THE BORROWER, TO MAKE ADVANCES UNDER THE REVOLVING LOAN WHICH THE AGENT, IN ITS SOLE AND ABSOLUTE DISCRETION, DEEMS NECESSARY OR APPROPRIATE TO PROTECT THE INTERESTS OF THE AGENT AND/OR ANY OR ALL OF THE LENDERS UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ADVANCES UNDER THE REVOLVING LOAN MADE TO COVER DEBIT BALANCES IN THE REVOLVING LOAN ACCOUNT, TO PAY PRINCIPAL OF, AND/OR INTEREST ON, ANY LOAN, INCLUDING ANY TERM LOAN, THE OBLIGATIONS (INCLUDING ANY LETTER OF CREDIT OBLIGATIONS AND ANY BOND LETTER OF CREDIT OBLIGATIONS), AND/OR ENFORCEMENT COSTS, PRIOR TO, ON, OR AFTER THE TERMINATION OF OTHER ADVANCES UNDER THIS AGREEMENT, REGARDLESS OF WHETHER THE OUTSTANDING PRINCIPAL AMOUNT OF THE REVOLVING LOAN WHICH THE LENDERS MAY ADVANCE HEREUNDER EXCEEDS THE TOTAL REVOLVING CREDIT COMMITTED AMOUNT. THE AGENT ACKNOWLEDGES AND AGREES THAT (A) THE OBLIGATION OF THE LENDERS TO MAKE ADVANCES TO OR FOR THE ACCOUNT OF THE BORROWER PURSUANT TO THIS PARAGRAPH SHALL BE SUBJECT TO THE PROVISIONS OF DISSEMINATION OF INFORMATION.
The Agent will provide the Lenders with any information received by the Agent from the Borrower, Berry UK or Norwich which is required to be provided to the Agent or to the Lenders hereunder; PROVIDED, HOWEVER, that the Agent shall not be liable to any one or more the Lenders for any failure to do so, except to the extent that such failure is attributable to the Agent's gross negligence or willful misconduct (Dissemination of Information) and (b) no Lender shall have any obligation or commitment to make any advance to or for the account of the Borrower under the Revolving Loan (including any obligation or commitment to reimburse the Agent for advances made by the Agent to or for the account of the Borrower under this paragraph, except for advances made to cover Enforcement Costs for which the Agent has not been duly reimbursed by the Borrower) unless otherwise agreed in writing by such Lender, if and to the extent such Lender's Pro Rata Share of the Revolving Loan and of the Letter of Credit Obligations would exceed, with the making of such advance or reimbursement, such Lender's Revolving Credit Committed Amount. Each Lender, however, shall continue to be obligated to reimburse the Agent for any and all Enforcement Costs incurred by the Agent in accordance with the provisions of this Agreement if and to the extent the Borrower fails to reimburse the Agent for such Enforcement Costs.
          (C)BORROWING BASE.
As used in this Agreement, the term "Borrowing Base" means at any time, an amount equal to the aggregate of (a) eighty-five percent (85%) of the amount of Eligible Domestic Receivables, plus (b) the lesser of (i) sixty-five percent (65%) of the amount of Eligible Domestic Inventory or (ii) Twenty-five Million Dollars ($25,000,000).
The Borrowing Base shall be computed based on the Borrowing Base Report most recently delivered to and accepted by the Agent in its reasonable discretion. In the event the Borrower fails to furnish a Borrowing Base Report required by Section (D) BORROWING BASE REPORT. (Borrowing Base Report) the Agent may, in its reasonable discretion exercised from time to time and without limiting other rights and remedies under this Agreement, direct the Lenders to suspend the making of or limit advances under the Revolving Loan. The Borrowing Base shall be reduced by all amounts credited to the Collateral Account (if and to the extent a Collateral Account is required by the terms of this Agreement) since the date of the most recent Borrowing Base Report and by the amount of any Account or any Inventory which was included in the Borrowing Base, but which the Agent determines fails to meet the respective criteria applicable from time to time for Eligible Domestic Receivables or Eligible Domestic Inventory.
If at any time the total of the aggregate principal amount of the Revolving Loan and Outstanding Letter of Credit Obligations exceeds the Borrowing Base, a borrowing base deficiency ("Borrowing Base Deficiency") shall exist. Each time a Borrowing Base Deficiency exists, the Borrower, at the sole and absolute discretion of the Agent exercised from time to time, shall pay the Borrowing Base Deficiency ON DEMAND to the Agent for the benefit of the Lenders from time to time.
Without implying any limitation on the Agent's discretion with respect to the Borrowing Base, the criteria for Eligible Domestic Receivables and for Eligible Domestic Inventory contained in the respective definitions of Eligible Domestic Receivables and of Eligible Domestic Inventory are in part based upon the business operations of the Borrower and the Subsidiary Guarantors existing on or about the date of this Agreement and upon information and records furnished to the Agent by the Borrower and the Subsidiary Guarantors. If at any time or from time to time hereafter, the business operations of the Borrower and/or any of the Subsidiary Guarantors change in any material respect or such information and records furnished to the Agent are materially incorrect or misleading, the Agent in its reasonable discretion, may at any time and from time to time during the duration of this Agreement change such criteria, add new criteria, make existing criteria less onerous, or remove existing criteria; provided, however, that any such change in, or addition or removal of criteria shall be effective only after notice thereof from the Agent to the Borrower. Except in emergency circumstances, the Agent agrees to use its commercially reasonable efforts to consult with the Borrower prior to the effective date of any addition to, or change in, eligibility criteria, but that the Agent shall have no obligation or duty to reach an agreement with the Borrower as a condition of, or prior to, imposing any changes in, or additions to, eligibility criteria. The Agent shall communicate such changed or additional criteria to the Borrower from time to time either orally or in writing.
          (D) BORROWING BASE REPORT.
The Borrower will furnish to the Agent no less frequently than monthly, as soon as available, but in any event within twenty (20) days of the end of each fiscal month, and, upon the occurrence of an Event of Default or as otherwise provided in this Section (D) BORROWING BASE REPORT., at such other times as may be requested by the Agent a report of the Borrowing Base in the form attached hereto as Exhibit A-1 (each a "Borrowing Base Report"; collectively, the "Borrowing Base Reports") in the form required from time to time by the Agent, appropriately completed and duly signed. The Borrowing Base Report shall contain the amount and payments on the Accounts, the value of Inventory, and the calculations of the Borrowing Base, all in such detail, and accompanied by such supporting and other information, as the Agent may from time to time reasonably request. Upon the Agent's request and upon the creation of any Accounts, the Borrower will provide the Agent with (a) confirmatory assignment schedules; (b) copies of Account Debtor invoices; (c) evidence of shipment or delivery; and (d) such further schedules, documents and/or information regarding the Accounts and the Inventory as the Agent may reasonably require. The items to be provided under this subsection shall be in form reasonably satisfactory to the Agent, and certified as true and correct by a Responsible Officer, and delivered to the Agent from time to time solely for the Agent's convenience in maintaining records of the Collateral. The Borrower's failure to deliver any such items to the Agent shall not affect, terminate, modify, or otherwise limit the Liens of the Agent and the Lenders in the Collateral. Notwithstanding the foregoing, the Borrower acknowledges and agrees that the Agent, at its option, may require that the Borrower furnish to the Agent weekly and, if requested by the Agent, daily Borrowing Base Reports if any one of the following events occur (i) the Borrower's and Subsidiary Guarantors' collective aggregate availability under the Revolving Loan is at any times less than or equal to Fifteen Million Dollars ($15,000,000), (ii) the Borrower and the Subsidiary Guarantors, on a consolidated basis, incur three (3) consecutive months of net operating losses, or (iii) the occurrence of an Event of Default (each of the aforementioned events are herein called a "Borrowing Base Trigger Event"). The Agent agrees that it shall not be entitled to require that the Borrower furnish weekly or daily Borrowing Base Reports solely as the result of the occurrence of a Borrowing Base Trigger Event, if the Agent fails to so notify the Borrower within ninety (90) days of the date that the Borrower has cured the Borrowing Base Trigger Event to the reasonable satisfaction of the Agent. The foregoing sentence, however, shall not prevent the Agent from later requiring more frequent Borrowing Base Reports following the occurrence of any subsequent Borrowing Base Trigger Event; provided, that the Agent so notifies the Borrower within ninety (90) days of date that the Borrower has cured the Borrowing Base Trigger Event to the reasonable satisfaction of the Agent.
          (E)REVOLVING CREDIT NOTES.
The obligation of the Borrower to pay each Lender's Pro Rata Share of the Revolving Loan, with interest, shall be evidenced by a series of promissory notes (as from time to time extended, amended, restated, supplemented or otherwise modified, collectively the "Revolving Credit Notes" and individually a "Revolving Credit Note"). Each Lender's Revolving Credit Note shall be dated as of the date of this Agreement, shall be payable to the order of such Lender at the times provided in the Revolving Credit Note, and shall be in the principal amount of such Lender's Revolving Credit Committed Amount. The Borrower acknowledges and agrees that, if the outstanding principal balance of the Revolving Loan outstanding from time to time exceeds the aggregate stated amount of the Revolving Credit Notes, the excess shall bear interest at the rates provided from time to time for advances under Revolving Loan evidenced by the Revolving Credit Notes and shall be payable, with accrued interest, ON DEMAND. The Revolving Credit Notes shall not operate as a novation of any of the Obligations or nullify, discharge, or release any such Obligations or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreement.
          (F)MANDATORY PREPAYMENTS OF REVOLVING LOAN.
Subject to the provisions of Section (D) INDEMNITY. (Indemnity) and in addition to any mandatory prepayment required by the provisions of Section
(C) MANDATORY PREPAYMENTS OF TERM LOANS A. (Term Loan Mandatory Prepayments), upon the request of the Agent pursuant to Section (C) BORROWING BASE. (Borrowing Base) or Section 2.1.13 (Required Availability under the Revolving Credit Facility), the Borrower shall make mandatory prepayments (each a "Revolving Loan Mandatory Prepayment" and collectively, the "Revolving Loan Mandatory Prepayments") of the Revolving Loan at any time and from time to time in order to cover any Borrowing Base Deficiency or to ensure compliance with Section 2.1.13, as applicable.
          (G)OPTIONAL PREPAYMENTS OF REVOLVING LOAN.
Subject to the provisions of Section (D) INDEMNITY. (Indemnity), the Borrower shall have the option at any time and from time to time prepay (each a "Revolving Loan Optional Prepayment" and collectively the "Revolving Loan Optional Prepayments") the Revolving Loan, in whole or in part without premium or penalty. Revolving Loan Optional Prepayments shall be made following a timely and proper written notice to the Agent with respect thereto specifying the date and amount of any intended Revolving Loan Optional Prepayment. The amount to be prepaid shall be paid by the Borrower to the Agent on the date specified for such prepayment. Any amounts repaid or prepaid may be readvanced and reborrowed subject to the provisions of this Agreement.
          (H)THE COLLATERAL ACCOUNT.
Upon demand by the Agent following a Borrowing Base Trigger Event, the Borrower will deposit, or cause to be deposited, all Items of Payment to a bank account designated by the Agent and from which the Agent alone has power of access and withdrawal (the "Collateral Account"). Each deposit shall be made not later than the next Business Day after the date of receipt of the Items of Payment. The Items of Payment shall be deposited in precisely the form received, except for the endorsements of the Borrower where necessary to permit the collection of any such Items of Payment, which endorsement the Borrower hereby agree to make. In the event the Borrower fails to do so, the Borrower hereby authorizes the Agent to make the endorsement in the name of the Borrower. Prior to such a deposit, the Borrower will not commingle any Items of Payment with the Borrower's other funds or property, but will hold them separate and apart in trust and for the account of the Agent for the benefit of the Lenders ratably and the Agent. The Agent agrees that it shall not demand that the Borrower deposit or cause to be deposited all Items of Deposit to the Collateral Account at any time prior to the occurrence of a Borrowing Base Trigger Event. Once the Agent has so made demand on the Borrower, unless otherwise agreed by the Agent in writing, the Borrower shall continue to so deposit or cause to be deposited all Items of Payment to the Collateral Account notwithstanding that subsequent to such demand the Borrowing Base Trigger Event has been cured, waived, otherwise remedied or is no longer applicable.
In addition, if the Agent has so made demand, if so directed by the Agent, the Borrower shall direct the mailing of all Items of Payment from its Account Debtors to one or more post-office boxes designated by the Agent, or to such other additional or replacement post-office boxes pursuant to the request of the Agent from time to time (collectively, the "Lockbox"). The Agent shall have unrestricted and exclusive access to the Lockbox. Subject to the provisions of this Section, the Borrower hereby authorizes the Agent to inspect all Items of Payment, and deposit such Items of Payment in the Collateral Account. The Agent reserves the right, exercised in its reasonable discretion from time to time, to provide to the Collateral Account credit prior to final collection of an Item of Payment and to disallow credit for any Item of Payment prior to final collection which is reasonably unsatisfactory to the Agent. In the event Items of Payment are returned to the Agent for any reason whatsoever, the Agent may, in the exercise of its reasonable discretion from time to time, forward such Items of Payment a second time. Any returned Items of Payment shall be charged back to the Collateral Account, the Revolving Loan Account, or other account, as appropriate.
The Agent will apply the whole or any part of the collected funds credited to the Collateral Account against the Revolving Loan (or with respect to Items for Payments which are not proceeds of Accounts or Inventory or after a Default or an Event of Default, against any of the Obligations) or credit such collected funds to a depository account of the Borrower with the Agent, the order and method of such application to be in the sole discretion of the Agent. Notwithstanding the foregoing, the Agent agrees that prior to the occurrence of an Event of Default, the Agent shall use its best efforts to apply collected funds credited to the Collateral Account to the Obligations so as to avoid or minimize any amounts which would be due under Section (D) INDEMNITY. (Indemnity) by reason of any such application.
Notwithstanding the foregoing, the Agent agrees that it shall not be entitled to require establishment of the Collateral Account and/or the Lockbox as the result of the occurrence of a Borrowing Base Trigger Event, if the Agent fails to so notify the Borrower within ninety (90) days of the date that the Borrower has cured the Borrowing Base Trigger Event to the reasonable satisfaction of the Agent. The foregoing sentence, however, shall not prevent the Agent from later requiring establishment of the Collateral Account and/or a Lockbox following the occurrence of any subsequent Borrowing Base Trigger Event; provided, that the Agent so notifies the Borrower within ninety (90) days of the date that the Borrower has cured the Borrowing Base Trigger Event to the reasonable satisfaction of the Agent.
          (I) REVOLVING LOAN ACCOUNT.
The Agent will establish and maintain a loan account on its books (the "Revolving Loan Account") to which the Agent will (a) DEBIT (i) the principal amount of each advance under the Revolving Loan made by the Lenders hereunder as of the date made, (ii) the amount of any interest accrued on the Revolving Loan as and when due, and (iii) any other amounts due and payable by the Borrower to the Agent and/or the Lenders from time to time under the provisions of this Agreement in connection with the Revolving Loan, including, without limitation, Enforcement Costs, Fees, late charges, and service, collection and audit fees, as and when due and payable, and (b) CREDIT all payments made by the Borrower to the Agent on account of the Revolving Loan as of the date made including, without limitation, funds credited to the Revolving Loan Account from the Collateral Account. The Agent may debit the Revolving Loan Account for the amount of any Item of Payment that is returned to the Agent unpaid. All credit entries to the Revolving Loan Account are conditional and shall be readjusted as of the date made if final and indefeasible payment is not received by the Agent in cash or solvent credits. The Borrower hereby promises to pay to the order of the Agent for the ratable benefit of the Lenders, on the Revolving Credit Termination Date, an amount equal to the excess, if any, of all debit entries over all credit entries recorded in the Revolving Loan Account under the provisions of this Agreement. Any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the Revolving Loan Account shall be presumed conclusively to be correct, and shall constitute an account stated between the Agent, the Lenders and the Borrower unless the Agent receives specific written objection thereto from the Borrower and/or any Lender within thirty (30) Business Days after such statement or reconciliation shall have been sent by the Agent. Any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the Revolving Loan Account shall be final, binding and conclusive upon the Borrower in all respects, absent manifest error, unless the Agent receives specific written objection thereto from the Borrower within thirty (30) Business Days after such statement or reconciliation shall have been sent by the Agent.
          (J)REVOLVING CREDIT UNUSED LINE FEE.
The Borrower shall pay to the Agent for the ratable benefit of the Lenders a quarterly Revolving Credit Facility fee (collectively, the "Revolving Credit Unused Line Fees" and individually, a "Revolving Credit Unused Line Fee") in an amount equal to thirty (30) basis points per annum (calculated on the basis of actual number of days elapsed in a year of 360 days) and calculated on average daily unused and undisbursed portion of the Total Revolving Credit Committed Amount,, each as in effect from time to time accruing during each quarterly period. The accrued and unpaid Revolving Credit Unused Line Fee shall be paid by the Borrower to the Agent on the first day of each quarter, in arrears, commencing on the first such date following the date hereof, and on the Revolving Credit Termination Date.
          (K)EARLY TERMINATION FEE.
In the event of the termination of the Revolving Credit Commitments, the Borrower shall pay a fee to the Agent for the benefit of the Lenders ratably (the "Early Termination Fee"), equal to following amount at the following times:

                      Period                                      Early Termination Fee
First  Closing  Date, through and including the day 2%  of  the  sum  of  the  Total Revolving Credit
preceding  the  first anniversary date of the First Committed Amount
Closing Date
First  anniversary  date  of the First Closing Date 1%  of  the  sum  of  the  Total Revolving Credit
through  and including the day preceding the second Committed Amount anniversary date of the First Closing Date
Second anniversary  date  of the First Closing Date   1/2  % of the sum of the Total Revolving Credit
through  and  including the day preceding the third Committed Amount anniversary date of the First Closing Date

In the event of a partial reduction of the Revolving Credit Commitments, the Borrower shall pay to the Agent for the benefit of the Lenders ratably, an Early Termination Fee equal to following amount at the following times:

                      Period                        Early Termination Fee
First Closing Date, through and including the day   2% of the Total Revolving Credit Optional
preceding the first anniversary date of the First   Reduction
Closing Date
First anniversary date of the First Closing Date    1% of the Total Revolving Credit Optional
through and including the day preceding the second  Reduction anniversary date of the First Closing Date
Second anniversary date of the First Closing Date    1/2 % of the Total Revolving Credit Optional
through and including the day preceding the third   Reduction
anniversary date of the First Closing Date

In the event the Term Loans are refinanced or replaced with the proceeds of Indebtedness for Borrowed Money, in whole or in part, the Borrower shall pay to the Agent for the benefit of the Lenders ratably, an Early
Termination Fee equal to following amount at the following times:

                      Period                        Early Termination Fee
First Closing Date,  through  and including the day 2% of the amount prepaid preceding the first anniversary  date  of the First
Closing Date
First  anniversary  date  of the First Closing Date 1% of the amount prepaid through and including the day  preceding the second
anniversary date of the First Closing Date
Second anniversary date of the First  Closing  Date  1/2 % of the amount prepaid through  and  including the day preceding the third
anniversary date of the First Closing Date

Notwithstanding the foregoing, the Borrower shall not be required to pay the Early Termination Fee in connection with such a refinancing or replacement of the Term Loans and the termination or partial reduction of the Revolving Credit Commitments from the proceeds of a public offering of Securities by the Borrower or the Parent. Nothing contained in this Section shall be deemed a waiver by the Agent or any Lender of any Default or Event of Default which results from any such public offering of Securities by the Borrower and/or the closing of a purchase, acquisition or investment otherwise prohibited by the provisions of this Agreement, which does not result in a prepayment of all Obligations and a termination of all Letters of Credit, all Bond Letters of Credit and Commitments.
In addition, if the Borrower, Berry UK or Norwich requests that the Requisite Lenders consent to the purchase or acquisition of, or investment in, any assets or any Person which would not otherwise be permitted by the provisions of this Agreement, and the Requisite Lenders refuse to agree and consent to any such purchase, acquisition or investment, the Borrower, Berry UK or Norwich may, at their option, prepay all of the Obligations in full and terminate all of the Commitments and shall have no obligation to pay an Early Termination Fee in connection with any such prepayment and termination; provided, that (a) all Letters of Credit and all Bond Letters of Credit are terminated or otherwise secured by the issuance of one or more back-to-back letters of credit from an issuer and containing terms reasonably acceptable to the Agent, (b) all Obligations are paid in full,
(c) all Commitments are terminated, and (d) to the extent the Borrower or any Subsidiary intends to finance such purchase, acquisition or investment, any one of the Lenders have not agreed to provide such financing after having been first offered the opportunity by the Borrower or such Subsidiary to provide such financing substantially on the same terms and conditions as are actually proposed to the Borrower or such Subsidiary from another lender or financial institution. A Lender shall be deemed to have so declined to provide the requested financing for the proposed acquisition, purchase or other investment unless such Lender has otherwise notified the Borrower or such Subsidiary in writing within fifteen (15) days of its receipt of all proposed material terms and conditions of the proposed acquisition, purchase or investment and any requested financing that such Lender wishes to participate in such financing. The Lenders understand and agree that the Borrower or any Subsidiary shall be required only to furnish to the Agent and the Lenders a term sheet summarizing the proposed terms for such financing to be prepared by the Borrower or any Subsidiary based on actual terms proposed by such other lender or financial institution, and that neither the Borrower, any Subsidiary nor any such other lender or financial institution shall have any obligation to furnish to the Agent or the Lenders copies of actual commitments, proposals or correspondence from such other lender or financial institution or independent verification of any such proposed terms.
Payment of all or any portion of the Obligations relating to the Revolving Loan and/or the Term Loans and/or termination or reduction of any of the Commitments, in whole or in part, by or on behalf of the Borrower or any Subsidiary, by court order or otherwise, following and as a result of the institution of any bankruptcy proceeding by or against the Borrower or any Subsidiary, shall be deemed to be a prepayment of the Revolving Loan and the Term Loans, and/or termination or reduction of the Commitments, as appropriate, subject to payment of the Early Termination Fee provided in this subsection if any or all of the Obligations are actually paid and/or any or all of the Commitments are terminated or reduced at any time during the periods set forth above. All Early Termination Fees shall be paid to the Agent for the ratable benefit of the Lenders.
          (L) OPTIONAL REDUCTION OF REVOLVING CREDIT COMMITTED AMOUNT. Subject to the provisions of Section (K) EARLY TERMINATION FEE. (Early Termination Fee), the Borrower shall have the right to reduce permanently (each a "Revolving Credit Optional Reduction" and collectively the "Revolving Credit Optional Reductions") the Total Revolving Credit Committed Amount in effect from time to time in the amount of any integral multiple of Five Hundred Thousand Dollars ($500,000), upon at least five
(5) Business Days prior written notice to the Agent specifying the date and amount of such Revolving Credit Optional Reduction; provided, that no Revolving Credit Optional Reduction shall be permitted if, after giving effect thereto and to any Revolving Loan Optional Prepayment made on the effective date thereof, the then outstanding principal amount of the Revolving Loan and Outstanding Letter of Credit Obligations exceeds the Total Revolving Credit Committed Amount as so reduced. Such notice shall be irrevocable as to the amount and date of such Revolving Credit Optional Reduction. After each such Revolving Credit Optional Reduction, the Revolving Credit Unused Line Fee provided for in Section (J) REVOLVING CREDIT UNUSED LINE FEE. (Revolving Credit Unused Line Fees) and the Early Termination Fee, if any, provided for in Section (K) EARLY TERMINATION FEE. (Early Termination Fee) shall be calculated with respect to the Revolving Credit Committed Amount as so reduced. Any Revolving Credit Optional Reduction shall be made to each Lender's Revolving Credit Commitment in accordance with its Pro Rata Share of such Revolving Credit Optional Reduction.
          (M)REQUIRED AVAILABILITY UNDER THE REVOLVING CREDIT FACILITY.
On an average monthly basis, tested of the last day of each calendar month, commencing with the first such date following the Closing Date, the outstanding principal amount of the Revolving Loan shall not exceed an amount equal to (i) the lesser of the Borrowing Base, or (ii) the Total Revolving Credit Committed Amount, MINUS $10,000,000 (the "Required Availability"). The Borrower shall make a Revolving Loan Mandatory Prepayment pursuant to the provisions of Section (F) MANDATORY PREPAYMENTS OF REVOLVING LOAN. to the extent necessary to achieve and maintain compliance with this Section. The failure of the Borrower to make any such Revolving Loan Mandatory Prepayment shall constitute a Default, but shall not constitute an Event of Default unless such failure to make the required Revolving Loan Mandatory Prepayment continues uncured for a period of fourteen (14) days or the Borrower otherwise fails to attain and maintain the Required Availability within such fourteen (14) day period.
SECTION 2.2THE TERM LOAN A FACILITY.
          (A)TERM LOAN A COMMITMENTS.
Subject to and upon the terms of this Agreement, each Lender severally agrees to make a loan (each a "Term Loan A"; and collectively, the "Term Loans A") to the Borrower in the principal amount set forth below opposite such Lender's name (herein called such Lender's "Term Loan A Committed Amount"). The total of each Lender's Term Loan A Committed Amount is herein called the "Total Term Loan A Committed Amount". The proportionate share set forth below opposite each Lender's name is herein called such Lender's "Term Loan A Pro Rata Share":

                 Lender                        Term Loan A Committed Amount             Term Loan A Pro Rata Share
Fleet                                    $6,608,534                                              23.8525%
GE Capital                               $8,094,308                                               29.215%
Heller                                   $4,908,850                                              17.7175%
NationsBank                              8,094,308                                                29.215%
Total Term Loan A Committed Amount       $27,706,000                                               100%

The Borrower understands and agrees that the Term Loans A have been fully funded and that none of the Lenders shall have any further obligation or commitment to advance any additional portion of their respective Term Loan A Committed Amount.

The obligation of each Lender to make a Term Loan A is several and is limited to its Term Loan A Committed Amount, and such obligation of each Lender is herein called its "Term Loan A Commitment". The Term Loan A Commitment of each of the Lenders are herein collectively referred to as the "Term Loan A Commitments". The Agent shall not be responsible for the Term Loan A Commitment of any Lender; and similarly, none of the Lenders shall be responsible for the Term Loan A Commitment of any of the other Lenders; the failure, however, of any Lender to perform its Term Loan A Commitment shall not relieve any of the other Lenders from the performance of their respective Term Loan A Commitments.
          (B)AMORTIZATION OF TERM LOANS A; THE TERM LOAN A NOTES.
The unpaid principal balance of the Term Loans A shall be due and payable in quarterly installments of principal on each Installment Payment Date, each in the following amounts at the following times:

DUE DATE                                           AMOUNT
August 1, 1998                                        $297,000
November 1, 1998                                      $297,000
February 1, 1999                                      $753,000
May 1, 1999                                           $753,000
August 1, 1999                                        $753,000
November 1, 1999                                      $753,000
February 1, 2000                                    $1,200,000
May 1, 2000                                         $1,200,000
August 1, 2000                                      $1,200,000
November 1, 2000                                    $1,200,000
February 1, 2001                                    $1,700,000
May 1, 2001                                         $1,700,000
August 1, 2001                                      $1,700,000
November 1, 2001                                    $1,700,000
January 21, 2002                                   $12,500,000

Unless sooner paid, the unpaid principal balance of the Term Loans A, together with interest accrued and unpaid thereon, shall be due and payable in full on the Revolving Credit Termination Date.
The obligation of the Borrower to pay the Term Loans A, with interest, shall be evidenced by a series of amended and restated promissory notes (each as from time to time extended, amended, restated, supplemented or otherwise modified, a "Term Loan A Note" and collectively, the "Term Loan A Notes"). Each Term Loan A Note shall be dated as the Second Closing Date and shall be payable to the order of a Lender at the times provided in the Term Loan A Note, and shall be in the principal amount of such Lender's Term Loan A Committed Amount.
          (C)MANDATORY PREPAYMENTS OF TERM LOANS A.
Subject to the provisions of (D) INDEMNITY. (Indemnity), the Borrower shall make the following mandatory prepayments (each a "Term Loan A Mandatory Prepayment" and collectively the "Term Loan A Mandatory Prepayments") of the Term Loans A to the Agent for the ratable benefit of the Lenders:
(i)To the extent the Net Proceeds of any Asset Disposition (excluding any Asset Disposition by Berry UK or Norwich) (including the sale and issuance of any Securities, but excluding (i) the sale or transfer of all Securities issued by Venture Southeast and/or Venture Southwest to the Borrower and (ii) the merger, liquidation, consolidation or dissolution of Berry Venture, as contemplated by the Venture Stock Purchaser/Merger Transaction) by the Borrower or any Subsidiary Guarantor cause the aggregate of all such Asset Dispositions in any fiscal year to exceed Two Hundred Fifty Thousand Dollars ($250,000), all of such excess shall be paid to the Agent as a Term Loan A Mandatory Prepayment, or if the Term Loans A have been paid in full shall be paid to the Agent as a Term Loan B Mandatory Prepayment, or if the Term Loans B have been paid in full shall be paid to the Agent as a Revolving Loan Mandatory Prepayment. Notwithstanding the foregoing, the Borrower shall not be required to make a Term Loan A Mandatory Prepayment in connection with any public, private or Rule 144(a) offering of Securities which does not generate any proceeds (other than nominal proceeds), including, for example, the issuance or exercise of warrants with registration rights or the issuance of a resale prospectus for any existing shares of capital stock. In addition, the Borrower shall not be required to make a Term Loan A Mandatory Prepayment to the extent of any non-cash Net Proceeds which are Indebtedness for Borrowed Money received by the Borrower or any Subsidiary Guarantor in payment of the purchase price of an Asset which is the subject of a Permitted Asset Disposition; provided that, upon the Agent's demand, the Borrower and/or the Subsidiary Guarantor, as the case may, shall take all such actions as shall be reasonably requested by the Agent to grant to the Agent for its benefit and the ratable benefit of the Lenders a perfected Lien on any such Indebtedness for Borrowed Money and provided further that the principal amount of all such Indebtedness for Borrowed Money, together with the Indebtedness for Borrowed Money referenced in
(C) MANDATORY PREPAYMENTS OF TERM LOAN B.
Subject to the provisions of (D) INDEMNITY. (Indemnity), the Borrower shall make mandatory prepayments (each a "Term Loan B Mandatory Prepayment" and collectively the "Term Loan B Mandatory Prepayments") of the Term Loans B to the Agent for the ratable benefit of the Lenders annually. Each Term Loan B Mandatory Prepayment shall be in the amount of the Excess Cash Flow for the then preceding fiscal year and shall be payable on the date the Borrower shall furnish to the Agent the annual financial statements referred to in (A) FINANCIAL STATEMENTS.
The Borrower shall furnish to the Agent for distribution to the Lenders:
(Financial Statements). If, however, the Borrower fails to furnish such financial statements in any given year as and when required, the Borrower shall be required to pay the Term Loan B Mandatory Prepayment payable during such calendar year on the date which is ninety (90) days after the close of the Borrower's then preceding fiscal year. The Borrower shall pay to the Agent on the date of each required Term Loan B Mandatory Prepayment accrued interest to such date on the amount prepaid. Each partial Term Loan B Mandatory Prepayment shall be applied as follows: (i) fifty percent (50%) to principal against the principal installments of the Term Loans B in the inverse order of their maturities and (ii) fifty percent (50%) to all of the remaining principal installments due on account of the Term Loans B on a pro rata basis. Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay an Early Termination Fee as the result of a Term Loan B Mandatory Prepayment.(a) (Mandatory Prepayments of Term Loan B) shall not exceed at any time in the aggregate Five Hundred Thousand Dollars ($500,000).
          (ii)Immediately upon closing and consummation of any public or private offering of Indebtedness by the Borrower or any Subsidiary Guarantor (excluding (i) the sale or transfer of all Securities issued by Venture Southeast and/or Venture Southwest to the Borrower and (ii) the merger, liquidation, consolidation or dissolution of Berry Venture, as contemplated by the Venture Stock Purchaser/Merger Transaction), except for Indebtedness for Borrowed Money permitted by (D) INDEBTEDNESS.
          Neither the Borrower, Berry UK nor Norwich will create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Indebtedness for Borrowed Money, except: (Indebtedness), other than subsection (d) of (D) INDEBTEDNESS.
          Neither the Borrower, Berry UK nor Norwich will create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Indebtedness for Borrowed Money, except, the Borrower shall make a Term Loan A Mandatory Prepayment in an amount equal to one hundred percent (100%) of the Net Proceeds of such public or private offering; provided that a Term Loan A Mandatory Prepayment shall not be required as the result of the issuance of Indebtedness by the Borrower or any Subsidiary Guarantor, if (A) such Indebtedness is issued pursuant to and is permitted by subsection (d) of
(D) INDEBTEDNESS.
          Neither the Borrower, Berry UK nor Norwich will create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Indebtedness for Borrowed Money, excep and such Indebtedness constitutes a "Refinancing Indebtedness" as defined in subsection (n) of (D) INDEBTEDNESS.
Neither the Borrower, Berry UK nor Norwich will create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Indebtedness for Borrowed Money, excep, (B) if the Net Proceeds of such Indebtedness are used, in whole, to finance a Permitted Acquisition or Capital Expenditures as and to the extent permitted by the provisions of this Agreement; and (C) the aggregate amount of Indebtedness under subsections (i) and (ii) of this subsection (b) and the amount of Indebtedness under subsections (i) and (ii) of (C) MANDATORY PREPAYMENTS OF TERM LOAN B.
Subject to the provisions of (D) INDEMNITY. (Indemnity), the Borrower shall make mandatory prepayments (each a "Term Loan B Mandatory Prepayment" and collectively the "Term Loan B Mandatory Prepayments") of the Term Loans B to the Agent for the ratable benefit of the Lenders annually. Each Term Loan B Mandatory Prepayment shall be in the amount of the Excess Cash Flow for the then preceding fiscal year and shall be payable on the date the Borrower shall furnish to the Agent the annual financial statements referred to in (A) FINANCIAL STATEMENTS.
The Borrower shall furnish to the Agent for distribution to the Lenders:
(Financial Statements). If, however, the Borrower fails to furnish such financial statements in any given year as and when required, the Borrower shall be required to pay the Term Loan B Mandatory Prepayment payable during such calendar year on the date which is ninety (90) days after the close of the Borrower's then preceding fiscal year. The Borrower shall pay to the Agent on the date of each required Term Loan B Mandatory Prepayment accrued interest to such date on the amount prepaid. Each partial Term Loan B Mandatory Prepayment shall be applied as follows: (i) fifty percent (50%) to principal against the principal installments of the Term Loans B in the inverse order of their maturities and (ii) fifty percent (50%) to all of the remaining principal installments due on account of the Term Loans B on a pro rata basis. Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay an Early Termination Fee as the result of a Term Loan B Mandatory Prepayment.(b) (Mandatory Prepayments of Term Loan B), do not exceed Twenty Million Dollars ($20,000,000).
The Borrower shall pay to the Agent on the date of each required Term Loan A Mandatory Prepayment accrued interest to such date on the amount prepaid. Each partial Term Loan A Mandatory Prepayment shall be applied to all of the remaining principal installments due on account of the Term Loans A on a pro rata basis. Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay an Early Termination Fee as the result of a Term Loan A Mandatory Prepayment.
          (D)OPTIONAL PREPAYMENTS OF TERM LOANS A.
Subject to the provisions of (D) INDEMNITY. (Indemnity), the Borrower may, at its option, at any time and from time to time, prepay (each a "Term Loan A Optional Prepayment" and collectively the "Term Loan A Optional Prepayments") the Term Loans A, in whole or in part, upon five (5) Business Days prior written notice, specifying the date and amount of prepayment. The amount to be so prepaid, together with interest accrued thereon to date of prepayment if the amount is intended as a prepayment of the Term Loans A in whole, shall be paid by the Borrower to the Agent for the ratable benefit of the Lenders on the date specified for such prepayment. Partial Term Loan A Optional Prepayments shall be applied to all of the remaining principal installments due on account of the Term Loans A on a pro rata basis.
SECTION 2.3TERM LOAN B FACILITY.
          (A)TERM LOAN B COMMITMENTS.
Subject to and upon the terms of this Agreement, each Lender severally agrees to make a loan (each a "Term Loan B"; and collectively, the "Term Loans B") to the Borrower in the principal amount set forth below opposite such Lender's name (herein called such Lender's "Term Loan B Committed Amount"). The total of each Lender's Term Loan B Committed Amount is herein called the "Total Term Loan B Committed Amount". The proportionate share set forth below opposite each Lender's name is herein called such Lender's "Term Loan B Pro Rata Share":

             Lender                Term Loan B Committed Amount      Term Loan B Pro Rata Share
Fleet                            $8,595,846                                   23.8525%
GE Capital                       $10,528,136                                   29.215%
Heller                           $6,384,632                                   17.7175%
NationsBank                      $10,528,136                                   29.215%
Total Term Loan B Committed      $36,036,750                                    100%
Amount

At the request of the Borrower, the Lenders agreed to increase the Total Term Loan B Committed Amount from $30,000,000 to $36,036,750 (the "Term Loan B Increase"). The Borrower covenants and agrees to use the Term Loan B Increase solely to make an equity contribution and/or intercompany loan to Berry UK to enable Berry UK to finance the acquisition of the Norwich Stock in accordance with the provisions of the Norwich Stock Purchase Transaction or for other Permitted Uses in connection with the purchase of the Norwich Stock. The Borrower represents and warrants to the Agent and the Lenders that as of the Closing Date the Term Loan B Increase is equal to the lesser of (i) Eight Million Dollars ($8,000,000) and (ii) the difference between (x) the total purchase price (including fees and expenses reasonably incurred in connection with the closing and consummation of the Norwich Stock Purchase Transaction) to be paid by Berry UK for the Norwich Stock in accordance with the terms of the Norwich Stock Purchase Agreement and (y) the Total UK Term Loan Committed Amount.

The obligation of each Lender to make a Term Loan B (including its Pro Rata Share of the Term Loan B Increase) is several and is limited to its Term Loan B Committed Amount, and such obligation of each Lender is herein called its "Term Loan B Commitment". The Term Loan B Commitment of each of the Lenders are herein collectively referred to as the "Term Loan B Commitments". The Agent shall not be responsible for the Term Loan B Commitment of any Lender; and similarly, none of the Lenders shall be responsible for the Term Loan B Commitment of any of the other Lenders; the failure, however, of any Lender to perform its Term Loan B Commitment shall not relieve any of the other Lenders from the performance of their respective Term Loan B Commitments.
          (B)AMORTIZATION OF TERM LOANS B; THE TERM LOAN B NOTES.
The unpaid principal balance of the Term Loans B shall be due and payable in quarterly installments of principal on each Installment Payment Date, each in the following amounts at the following times:

DUE DATE                                           AMOUNT
July 1, 1998                                        $1,000,000
October 1, 1998                                     $3,185,160
January 1, 1999                                     $3,185,160
April 1, 1999                                       $3,185,160
July 1, 1999                                        $3,185,160
October 1, 1999                                     $3,185,160
January 1, 1999                                     $3,185,160
April 1, 2000                                       $3,185,160
July 1, 2000                                        $3,185,160
October 1, 2000                                     $3,185,160
January 1, 2000                                     $3,185,160
April 1, 2001                                       $3,185,150

Unless sooner paid, the unpaid principal balance of the Term Loans B, together with interest accrued and unpaid thereon, shall be due and payable in full on April 1, 2001.
The obligation of the Borrower to pay the Term Loans B, with interest, shall be evidenced by a series of promissory notes (each as from time to time extended, amended, restated, supplemented or otherwise modified, the "Term Loan B Note" and collectively, the "Term Loan B Notes"). Each Term Loan B Note shall be dated as the date hereof and shall be payable to the order of a Lender at the times provided in the Term Loan B Note, and shall be in the principal amount of such Lender's Term Loan B Committed Amount, including its Pro Rata Share of the Term Loan B Increase.
          (C)MANDATORY PREPAYMENTS OF TERM LOAN B.
Subject to the provisions of (D) INDEMNITY. (Indemnity), the Borrower shall make mandatory prepayments (each a "Term Loan B Mandatory Prepayment" and collectively the "Term Loan B Mandatory Prepayments") of the Term Loans B to the Agent for the ratable benefit of the Lenders annually. Each Term Loan B Mandatory Prepayment shall be in the amount of the Excess Cash Flow for the then preceding fiscal year and shall be payable on the date the Borrower shall furnish to the Agent the annual financial statements referred to in (A) FINANCIAL STATEMENTS.
The Borrower shall furnish to the Agent for distribution to the Lender (Financial Statements). If, however, the Borrower fails to furnish such financial statements in any given year as and when required, the Borrower shall be required to pay the Term Loan B Mandatory Prepayment payable during such calendar year on the date which is ninety (90) days after the close of the Borrower's then preceding fiscal year. The Borrower shall pay to the Agent on the date of each required Term Loan B Mandatory Prepayment accrued interest to such date on the amount prepaid. Each partial Term Loan B Mandatory Prepayment shall be applied as follows: (i) fifty percent (50%) to principal against the principal installments of the Term Loans B in the inverse order of their maturities and (ii) fifty percent (50%) to all of the remaining principal installments due on account of the Term Loans B on a pro rata basis. Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay an Early Termination Fee as the result of a Term Loan B Mandatory Prepayment.
          (D) OPTIONAL PREPAYMENTS OF TERM LOANS B.
Subject to the provisions of (D) INDEMNITY. (Indemnity), the Borrower may, at its option, at any time and from time to time, prepay (each a "Term Loan B Optional Prepayment" and collectively the "Term Loan B Optional Prepayments") the Term Loans B, in whole or in part, upon five (5) Business Days prior written notice, specifying the date and amount of prepayment. The amount to be so prepaid, together with interest accrued thereon to date of prepayment if the amount is intended as a prepayment of the Term Loans B in whole, shall be paid by the Borrower to the Agent for the ratable benefit of the Lenders on the date specified for such prepayment. Partial Term Loan B Optional Prepayments shall be applied as follows: (a) fifty percent (50%) to principal against the principal installments of the Term Loans B in the inverse order of their maturities and (b) fifty percent (50%) to all of the remaining principal installments due on account of the Term Loans B on a pro rata basis.
          (E)TERM LOAN B FEES.
The Borrower shall pay to the Agent for the ratable benefit of the Lenders, a quarterly fee, in arrears commencing with the earlier of (a) any quarter in which an Event of Default existed or (b) the quarter ending September 30, 1998, (collectively, the "Term Loan B Fees" and individually, a "Term Loan B Fee"), in an amount to be determined based on the Pricing Ratio and calculated on the average quarterly outstanding balance of the Term Loans B during such quarterly period, as follows:

               Pricing Ratio                 Per annum Quarterly Term
                                                    Loan B Fee
Greater than or equal to 6.0 to 1.0             37.5 basis .points
Greater than or equal to 5.0 to 1.0, but          25 basis points
less than 5.99 to 1.0
Greater than or equal to 4.50 to 1.0, but        12.5 basis points
less than 4.99 to 1.0
less than 4.50 to 1.0                             0 basis points

Each accrued and unpaid Term Loan B Fee shall be paid by the Borrower to the Agent at the time the quarterly statements are furnished under (iii) Quarterly STATEMENTS AND CERTIFICATES. The Borrower shall furnish to the Agent for distribution to the Lenders as soon as available, but in no event more than forty-five (45) days after the close of the Borrower's fiscal quarters (other than the final fiscal quarter), consolidated and consolidating balance sheets of the Borrower, Berry UK, Norwich and all other Subsidiaries as of the close of such period, consolidated and consolidating income, cash flows and changes in shareholders equity statements for such period, and a Compliance Certificate, in substantially the form attached to this Agreement as EXHIBIT D, containing a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, each prepared by a Responsible Officer of or on behalf of the Borrower in a format acceptable to the Agent, all as prepared and certified by a Responsible Officer of the Borrower and accompanied by a certificate of that officer stating whether any event has occurred which constitutes a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto. (Quarterly Statements), in arrears, commencing September 30, 1998, and on the maturity date of the Term Loans B; provided, however, in the event that the Borrower fails to deliver such financial statements to the Agent as and when required, the Agent may estimate, in its reasonable discretion and without waiving any Default or Event of Default, the amount of the Term Loan B Fee, which amount shall be due and payable ON DEMAND by the Agent.

SECTION 2.4     THE LETTER OF CREDIT FACILITY.
          (A)LETTERS OF CREDIT.
Subject to and upon the provisions of this Agreement, and as a part of the Revolving Credit Commitments, the Borrower may obtain standby or commercial letters of credit (as the same may from time to time be amended, supplemented or otherwise modified, each a "Letter of Credit" and collectively the "Letters of Credit") from the Agent from time to time from the First Closing Date until the Business Day preceding the Revolving Credit Termination Date. The Borrower will not be entitled to obtain a Letter of Credit unless (a) the Borrower is then able to obtain a Revolving Loan from the Lenders in an amount not less than the proposed stated amount of the Letter of Credit requested by the Borrower, and (b) the sum of the then Outstanding Letter of Credit Obligations (including the amount of the requested Letter of Credit) does not exceed Five Million Dollars ($5,000,000) (the "Letter of Credit Committed Amount").
          (B)LETTER OF CREDIT FEES.
(i) The Borrower shall pay to the Agent, for its own account, an issuance fee of one-quarter of one percent (1/4%) per annum of the stated amount of the Letter of Credit without regard for provisions contained in the Letters of Credit which may give rise to a reduction in the stated amount thereof unless such reduction has actually occurred (each a "Letter of Credit Fronting Fee" and collectively, the "Letter of Credit Fronting Fees"). The Letter of Credit Fronting Fees shall be paid upon the opening of each Letter of Credit and upon each anniversary thereof, if any. In addition, the Borrower shall pay to the Agent all other reasonable and customary negotiation, processing, transfer or other fees to the extent and as and when required by the provisions of any Letter of Credit Agreement. All Letter of Credit Fronting Fees and all such other additional fees are included in and are a part of the "Fees" payable by the Borrower under the provisions of this Agreement and are for the sole and exclusive benefit of the Agent and are a part of the Agent's Obligations.
(ii) In addition and in connection with each Letter of Credit, the Borrower shall pay to the Agent for the ratable benefit of the Lenders quarterly, in arrears, a letter of credit fee (each a "Letter of Credit Fee" and collectively the "Letter of Credit Fees") in an amount equal to one hundred seventy-five
(175) basis points per annum (calculated on the basis of actual number of days elapsed in a year of 360 days) of the stated amount of each such Letter of Credit without regard for provisions contained in the Letters of Credit which may give rise to a reduction in the stated amount thereof unless such reduction has actually occurred. The accrued and unpaid portion of each Letter of Credit Fee shall be paid by the Borrower to the Agent on the first day of each February, May, August and November, commencing on the first such date following the date hereof, and on the expiration or termination date of the respective Letter of Credit.
          (C)TERMS OF LETTERS OF CREDIT; POST-EXPIRATION DATE LETTERS OF
CREDIT.
Each Letter of Credit shall (a) be opened pursuant to a Letter of Credit Agreement and (b) expire on a date not later than the Business Day preceding the Revolving Credit Termination Date; provided, however, if any Letter of Credit does have an expiration date later than the Business Day preceding the Revolving Credit Termination Date (each a "Post-Expiration Date Letter of Credit" and collectively, the "Post-Expiration Date Letters of Credit"), effective as of the Business Day preceding the Revolving Credit Termination Date and without prior notice to or the consent of the Borrower, the Lenders shall make advances under the Revolving Loan for the account of the Borrower in the aggregate stated amount of all such Letters of Credit. The amount of each Lender's advance shall be equal to its Revolving Credit Pro Rata Share of the aggregate stated amount of all such Letters of Credit. The Agent shall deposit the proceeds of such advances into one or more non-interest bearing accounts with and in the name of the Agent and over which the Agent alone shall have exclusive power of access and withdrawal (collectively, the "Letter of Credit Cash Collateral Account"). The Letter of Credit Cash Collateral Account is to be held by the Agent, for the ratable benefit of the Lenders, as additional collateral and security for any Letter of Credit Obligations relating to the Post-Expiration Date Letters of Credit. The Borrower hereby assigns, pledges, grants and sets over to the Agent, for the ratable benefit of the Lenders, a first priority security interest in, and Lien on, all of the funds on deposit in the Letter of Credit Cash Collateral Account, together with any and all proceeds (cash and non-cash) and products thereof as additional collateral and security for the Letter of Credit Obligations relating to the Post-Expiration Date Letters of Credit. The Borrower acknowledges and agrees that the Agent shall be entitled to fund any draw or draft on any Post-Expiration Date Letter of Credit from the monies on deposit in the Letter of Credit Cash Collateral Account without notice to or consent of the Borrower or any of the Lenders so long as the drawing request substantially complied with the requirements of any such Letter of Credit. The Borrower further acknowledges and agrees that the Agent's election to fund any draw or draft on any Post-Expiration Date Letter of Credit from the Letter of Credit Cash Collateral shall in no way limit, impair, lessen, reduce, release or otherwise adversely affect the Borrower's obligation to pay any unpaid Letter of Credit Obligations under or relating to the Post-Expiration Date Letters of Credit. At such time as all Post-Expiration Date Letters of Credit have expired and all Letter of Credit Obligations relating to the Post-Expiration Date Letters of Credit have been paid in full, the Agent agrees to apply the amount of any remaining funds on deposit in the Letter of Credit Cash Collateral Account to the then unpaid balance of the Obligations under the Revolving Credit Facility in such order and manner as the Agent shall determine in its reasonable discretion in accordance with the provisions of this Agreement.
Each Letter of Credit shall be issued for the sole purpose of a Permitted Use. The aggregate stated amount of all Letters of Credit at any one time outstanding and issued by the Agent pursuant to the provisions of this Agreement, including, without limitation, any and all Post-Expiration Date Letters of Credit, plus the amount of any unpaid Letter of Credit Fees and Letter of Credit Fronting Fees accrued, and less the aggregate amount of all drafts issued under such Letters of Credit that have been paid by the Agent and for which the Agent has been reimbursed by the Borrower in full in accordance with Section (E) TERM LOAN B FEES. (Term Loan B Fees) and the Letter of Credit Agreements, and for which the Agent has no further obligation or commitment to restore all or any portion of the amounts drawn and reimbursed, is herein called the "Outstanding Letter of Credit Obligations".
          (D)PROCEDURES FOR LETTERS OF CREDIT.
The Borrower shall give the Agent written notice at least five (5) Business Days prior to the date on which the Borrower desires the Agent to issue a Letter of Credit. Such notice shall be accompanied by a duly executed Letter of Credit Agreement specifying, among other things: (a) the name and address of the intended beneficiary of the Letter of Credit, (b) the requested stated amount of the Letter of Credit, (c) whether the Letter of Credit is to be revocable or irrevocable, (d) the Business Day on which the Letter of Credit is to be opened and the date on which the Letter of Credit is to expire, (e) the terms of payment of any draft or drafts which may be drawn under the Letter of Credit, and (f) any other terms or provisions the Borrower desire to be contained in the Letter of Credit. Such notice shall also be accompanied by such other information, certificates, confirmations, and other items as the Agent may reasonably require to assure that the Letter of Credit is to be issued in accordance with the provisions of this Agreement and a Letter of Credit Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of a Letter of Credit Agreement, the provisions of this Agreement shall prevail and control unless otherwise expressly provided in the Letter of Credit Agreement. Upon (y) receipt of such notice, (z) payment of all Letter of Credit Fronting Fees and all other Fees payable in connection with the issuance of such Letter of Credit, and (iii) receipt of a duly executed Letter of Credit Agreement, the Agent shall process such notice and Letter of Credit Agreement in accordance with its customary procedures and open such Letter of Credit on the Business Day specified in such notice.
          (E)PAYMENTS OF LETTERS OF CREDIT.
The Borrower hereby promises to pay to the Agent, ON DEMAND and in United States Dollars, the following which are herein collectively referred to as the "Current Letter of Credit Obligations":
(i)the amount which the Agent has paid under each draft or draw on a Letter of Credit, whether such demand be in advance of the Agent's payment or for reimbursement for such payment;
(ii)any and all reasonable charges and expenses which the Agent may pay or incur relative to the Letter of Credit and/or such draws or drafts; and
(iii)interest on the amounts described in (a) and (b) not paid by the Borrower as and when due and payable under the provisions of (a) and (b) above from the day the same are due and payable until paid in full at a rate per annum equal to the then current highest rate of interest on the Revolving Loan.
In addition, the Borrower hereby promises to pay any and all other Letter of Credit Obligations as and when due and payable in accordance with the provisions of this Agreement and the Letter of Credit Agreements. The obligation of the Borrower to pay Current Letter of Credit Obligations and all other Letter of Credit Obligations shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or any other account party may have or have had against the beneficiary of such Letter of Credit, the Agent, any of the Lenders, or any other Person, including, without limitation, any defense based on the failure of any draft or draw to conform to the terms of such Letter of Credit, any draft or other document proving to be forged, fraudulent or invalid, or the legality, validity, regularity or enforceability of such Letter of Credit, any draft or other documents presented with any draft, any Letter of Credit Agreement, this Agreement, or any of the other Financing Documents, all whether or not the Agent or any of the Lenders had actual or constructive knowledge of the same, and irrespective of any Collateral, security or guarantee therefor or right of offset with respect thereto and irrespective of any other circumstances whatsoever which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for any Letter of Credit Obligations, in bankruptcy or otherwise; PROVIDED, HOWEVER, that the Borrower shall not be obligated to reimburse the Agent for any wrongful payment under such Letter of Credit made as a result of the Agent's willful misconduct or gross negligence. The obligation of the Borrower to pay the Letter of Credit Obligations shall not be conditioned or contingent upon the pursuit by the Agent or any other Person at any time of any right or remedy against any Person which may be or become liable in respect of all or any part of such obligation or against any Collateral, security or guarantee therefor or right of offset with respect thereto.
The Letter of Credit Obligations shall continue to be effective, or be reinstated, as the case may be, if at any time payment of all or any portion of the Letter of Credit Obligations is rescinded or must otherwise be restored or returned by the Agent or any of the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Person, or upon or as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, any Person, or any substantial part of such Person's property, all as though such payments had not been made.
All payments by the Agent and the Lenders with respect to any of the Current Letter of Credit Obligations shall be deemed to be advances under the Revolving Loan contemporaneously as of the date any such Current Letter of Credit Obligations due and owing; the proceeds of each such advance shall be used to pay Current Letter of Credit Obligations in the amount of such advance.
SECTION 2.5    THE BOND LETTER OF CREDIT FACILITY.
          (A)BOND LETTERS OF CREDIT.
Subject to and upon the provisions of the Bond Letter of Credit Agreements, the Agent has agreed to issue the Bond Letters of Credit for the period commencing on the First Closing Date and ending on the Revolving Credit Termination Date (the "Bond Letter of Credit Commitment"). The Agent shall have no obligation or commitment to issue a Bond Letter of Credit if the aggregate stated amount of all Bond Letters of Credit then outstanding or proposed to be issued exceeds Eighteen Million Eight Hundred Fifty-Two Thousand Dollars ($18,852,000) (the "Bond Letter of Credit Committed Amount").
          (B)BOND LETTER OF CREDIT FEES.
(i)The Borrower shall pay to the Agent, for its own account, an issuance fee of one-quarter of one percent (1/4%) per annum of the stated amount of each Bond Letter of Credit, without regard for provisions contained in the Bond Letter of Credit which may give rise to a reduction in the stated amount thereof unless such reduction has actually occurred (each a "Bond Letter of Credit Fronting Fee" and collectively, the "Bond Letter of Credit Fronting Fees"). The Bond Letter of Credit Fronting Fees shall be paid upon the issuance of each Bond Letter of Credit and upon each anniversary thereof, if any. In addition, the Borrower shall pay to the Agent all other reasonable and customary negotiation, processing, transfer or other fees to the extent and as and when required by the provisions of any Bond Letter of Credit Agreement. All Bond Letter of Credit Fronting Fees and all such other additional fees are included in and are a part of the "Fees" payable by the Borrower under the provisions of this Agreement and are for the sole and exclusive benefit of the Agent and are a part of the Agent's Obligations.
(ii) In addition and in connection with each Bond Letter of Credit, the Borrower shall pay to the Agent for the ratable benefit of the Lenders quarterly, in arrears, a letter of credit fee (each a "Bond Letter of Credit Fee" and collectively the "Bond Letter of Credit Fees") in an amount equal to one hundred seventy-five (175) basis points per annum (calculated on the basis of actual number of days elapsed in a year of 360 days) of the stated amount of each such Bond Letter of Credit, without regard for provisions contained in the Bond Letter of Credit which may give rise to a reduction in the stated amount thereof unless such reduction has actually occurred. The accrued and unpaid portion of each Bond Letter of Credit Fee shall be paid by the Borrower to the Agent, for the ratable benefit of the Lenders, on the first day of each February, May, August and November, commencing on the first such date following the date hereof, and on the expiration or termination date of the respective Bond Letter of Credit.
          (C)TERMS OF BOND LETTERS OF CREDIT.
Each Bond Letter of Credit shall (a) be issued pursuant to a Bond Letter of Credit Agreement and (b) expire on a date not later than the Business Day preceding the Revolving Credit Termination Date; provided, however, that (i) the initial Iowa Bond Letter of Credit - NB issued as security for the Iowa Bond Letter of Credit and the Iowa Bond Standby Credit Agreement shall expire on the expiry date of the Iowa Bond Letter of Credit and Iowa Bond Standby Credit Agreement, (ii) the initial Nevada Bond Letter of Credit - NB issued as security for the Nevada Bond Letter of Credit shall expire on the expiry date of the Nevada Bond Letter of Credit and (iii) the initial South Carolina Bond Letter of Credit - NB issued as security for the South Carolina Bond Letter of Credit shall expire on the expiry date of the South Carolina Bond Letter of Credit. Each Bond Letter of Credit shall be issued for the sole purpose of providing collateral for the Iowa Bonds, the Nevada Bonds, the South Carolina Bonds, the Iowa Bond Letter of Credit, the Nevada Bond Letter of Credit or the South Carolina Bond Letter of Credit or for any other purposes required by the Nevada Bonds, the Iowa Bonds or the South Carolina Bonds. The aggregate stated amount of all Bond Letters of Credit at any one time outstanding and issued by the Agent pursuant to the provisions of this Agreement, plus the amount of any unpaid Bond Letter of Credit Fees and Bond Letter of Credit Fronting Fees accrued or scheduled to accrue thereon, and less the aggregate amount of all drafts drawn under or purporting to have been drawn under such Bond Letters of Credit that have been paid by the Agent and for which the Agent has been reimbursed by the Borrower in full in accordance with Section (E) PAYMENTS OF BOND LETTERS OF CREDIT. (Payments of Bond Letters of Credit) and the Bond Letter of Credit Agreements, and for which the Agent has no further obligation or commitment to restore all or any portion of the amounts drawn and reimbursed, is herein called the "Outstanding Bond Letter of Credit Obligations".
          (D)PROCEDURES FOR BOND LETTERS OF CREDIT.
The Borrower shall give the Agent written notice at least five (5) Business Days prior to the date on which the Borrower desires the Agent to issue a Bond Letter of Credit. Such notice shall be accompanied by a duly executed Bond Letter of Credit Agreement specifying, among other things: (a) the name and address of the intended beneficiary of the Bond Letter of Credit, (b) the requested stated amount of the Bond Letter of Credit, (c) that the Bond Letter of Credit is to be irrevocable, (d) the Business Day on which the Bond Letter of Credit is to be issued and the date on which the Bond Letter of Credit is to expire, (e) the terms of payment of any draft or drafts which may be drawn under the Bond Letter of Credit, and (f) any other terms or provisions the Borrower desire to be contained in the Bond Letter of Credit. Such notice shall also be accompanied by such other information, certificates, confirmations, and other items as the Agent may reasonably require to assure that the Bond Letter of Credit is to be issued in accordance with the provisions of this Agreement and a Bond Letter of Credit Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of a Bond Letter of Credit Agreement, the provisions of this Agreement shall prevail and control unless otherwise expressly provided in the Bond Letter of Credit Agreement. Upon (x) receipt of such notice, (y) payment of all Bond Letter of Credit Fronting Fees and all other Fees payable in connection with the issuance of such Bond Letter of Credit, and (z) receipt of a duly executed Bond Letter of Credit Agreement, the Agent shall process such notice and Bond Letter of Credit Agreement in accordance with its customary procedures and issue such Bond Letter of Credit on the Business Day specified in such notice, subject to compliance by all parties with the requirements of the Iowa Bond Trust Agreement, the Nevada Bond Trust Agreement and the South Carolina Bond Trust Agreement, pertaining to the replacement of credit enhancement and liquidity facilities relating to the Iowa Bonds, the Nevada Bonds, and the South Carolina Bonds, respectively.
          (E)PAYMENTS OF BOND LETTERS OF CREDIT.
(i)Subject to the provisions of paragraph (b) below, the Borrower hereby promises to pay to the Agent, ON DEMAND and in United States Dollars, the following which are herein collectively referred to as the "Current Bond Letter of Credit Obligations":
               (A) the amount which the Agent has paid under each draft or draw on a Bond Letter of Credit, whether such demand be in advance of the Agent's payment or for reimbursement for such payment;
               (B) any and all reasonable charges and expenses which the Agent may pay or incur relative to the Bond Letter of Credit and/or such draws or drafts; and
               (C) interest on the amounts described in (i) and (ii) not paid by the Borrower as and when due and payable under the provisions of (i) and
(ii) above from the day the same are due and payable until paid in full at a rate per annum equal to the then current highest rate of interest on the Revolving Loan.
(ii) Notwithstanding the provisions of paragraph (a) above, as long as no Event of Default has occurred, any drawing under the Iowa Bond Letter of Credit - NB to redeem Iowa Bonds purchased with a drawing under the Iowa Bond Standby Credit Agreement, any drawing under the Nevada Bond Letter of Credit - NB to purchase Nevada Bonds, and any drawing under the South Carolina Bond Letter of Credit - NB to purchase South Carolina Bonds, in each case relating to Bonds which were tendered for purchase by the holders thereof and which were not remarketed in a timely fashion (each referred to herein as a "Conversion Drawing"), are not required to be reimbursed to the Agent ON DEMAND; provided that BIC or the Borrower, as appropriate, make payments of interest to the Agent at the rates, at the times and otherwise subject to the provisions for interest on the Loans under INTEREST. (Interest), and the principal amount of each such Conversion Drawing is repaid in equal quarterly payments (i) over the remaining term to expiry of the Bond Letter of Credit Facility with respect to the Nevada Bond Letter of Credit - NB and/or the South Carolina Bond Letter of Credit - NB and (ii) over a period of ten (10) years with respect to the Iowa Bond Letter of Credit - NB; final payment of all outstanding amounts relating to the Nevada Bond Letter of Credit - NB and/or the South Carolina Bond Letter of Credit - NB to be made no later than expiry of the Bond Letter of Credit Facility or the Revolving Credit Termination Date, whichever is earlier, and final payment of all outstanding amounts relating to the Iowa Bond Letter of Credit - NB to be made no later than the date which is ten (10) years after the date of any Conversion Drawing under the Iowa Bond Letter of Credit - NB or the Revolving Credit Termination Date, whichever is earlier. In addition, the Agent and the Lenders agree that in the event the Iowa Bond Trustee draws on the Iowa Bond Letter of Credit on or about the business day preceding the expiration or termination of the Iowa Bond Letter of Credit, as contemplated by
Section 505 of the Iowa Bond Trust Agreement (the "Draw"), the Iowa Bond Letter of Credit Obligations resulting from the Draw, shall not be payable ON DEMAND as would otherwise be required by this Section (E) PAYMENTS OF BOND LETTERS OF CREDIT., but shall be repaid by the Borrower in equal consecutive quarterly installments over a period of ten (10) years, commencing with the first day following the first full quarterly period after the Draw and continuing on the first day of each quarterly period thereafter (the "Amortizing Iowa Bond Letter of Credit Obligations"); provided, that (A) there does not exist a Default or an Event of Default, (B) the Draw is not the result of an acceleration of the Iowa Bonds pursuant to Section 1102 of the Iowa Bond Trust Agreement and (C) the Draw is not the result of the occurrence of a "Determination of Taxability" (as defined in the Iowa Bond Trust Agreement). Interest shall be payable on the Amortizing Iowa Bond Letter of Credit Obligations to the Agent at the rates, at the times and otherwise subject to the provisions for interest on the Loans under INTEREST. (Interest), with a final payment of all outstanding amounts relating to the Iowa Bond Letter of Credit - NB to be made no later than the date which is ten (10) years after the date of the Draw or the Revolving Credit Termination Date, whichever is earlier.
In the event that any of the payments required by this paragraph (b) are not made when due or an Event of Default occurs, all of the foregoing amounts shall be immediately due and payable ON DEMAND.
(iii)In addition, the Borrower hereby promises to pay any and all other Bond Letter of Credit Obligations as and when due and payable in accordance with the provisions of this Agreement and the Bond Letter of Credit Agreements. The obligation of the Borrower to pay Current Bond Letter of Credit Obligations and all other Bond Letter of Credit Obligations shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or any other account party may have or have had against the beneficiary of such Bond Letter of Credit, the Agent, any of the Lenders, or any other Person, including, without limitation, any defense based on the failure of any draft or draw to conform to the terms of such Bond Letter of Credit, any draft or other document proving to be forged, fraudulent or invalid, or the legality, validity, regularity or enforceability of such Bond Letter of Credit, any draft or other documents presented with any draft, any Bond Letter of Credit Agreement, this Agreement, any of the Bond Letter of Credit Agreement Documents, or any of the other Financing Documents, all whether or not the Agent or any of the Lenders had actual or constructive knowledge of the same, and irrespective of any Collateral, security or guarantee therefor or right of offset with respect thereto and irrespective of any other circumstances whatsoever which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for any Bond Letter of Credit Obligations, in bankruptcy or otherwise; PROVIDED, HOWEVER, that the Borrower shall not be obligated to reimburse the Agent for any wrongful payment under such Bond Letter of Credit made as a result of the Agent's willful misconduct or gross negligence. The obligation of the Borrower to pay the Bond Letter of Credit Obligations shall not be conditioned or contingent upon the pursuit by the Agent or any other Person at any time of any right or remedy against any Person which may be or become liable in respect of all or any part of such obligation or against any Collateral, security or guarantee therefor or right of offset with respect thereto.
The Bond Letter of Credit Obligations shall continue to be effective, or be reinstated, as the case may be, if at any time payment of all or any portion of the Bond Letter of Credit Obligations is rescinded or must otherwise be restored or returned by the Agent or any of the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Person, or upon or as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, any Person, or any substantial part of such Person's property, all as though such payments had not been made.
SECTION 2.6    THE SPECIAL SOURCE BOND FACILITY.
          (A)SPECIAL SOURCE BOND.
Subject to the provisions of the Special Source Bond Assignment, the Agent purchased the Special Source Bond and the Special Source Bond Documents from Bank One, Cleveland, N.A. as of August 29, 1997 (the "Special Source Bond Facility"). The Borrower acknowledges and agrees that as of August 29, 1997, the unpaid balance of the Special Source Bond Obligations was Eight Hundred Sixty Thousand Five Hundred Seventy-five Dollars and Seven Cents ($860,575.07), which consisted of (i) an unpaid principal balance of Eight Hundred Fifty-five Thousand Dollars ($855,000.00) and (ii) unpaid and accrued interest in the amount of Five Thousand Five Hundred Seventy-five Dollars and Seven Cents ($5,575.07).
          (B)CURRENT TERMS OF SPECIAL SOURCE BOND.
The Borrower acknowledges and agrees that as of the date of the Agent's purchase of the Special Source Bond (i) the unpaid principal balance of the Special Source Bond Obligations bears interest at the "Prime Rate", which is defined in the Special Source Bond as the variable rate established and quoted by Banc One, Cleveland, N.A. as its "prime rate" (the "Special Source Bond Interest Rate"), (ii) accrued interest is payable by the Special Source Bond Issuer on the first day of each February and August of each calendar year until maturity, (iii) the Special Source Bond matures and becomes due and payable in full on February 1, 2006 (the "Special Source Bond Maturity Date"), and (iv) the unpaid principal balance of the Special Source Bond is due and payable in consecutive annual installments on the first day of each February in each year, commencing on February 1, 1998 and continuing on the first day of each February thereafter, up to and including, February 1, 2006 in the following amounts:

YEAR OF PAYMENT                                            AMOUNT OF PAYMENT
1998                                               $  50,000
1999                                               $  65,000
2000                                               $105,000
2001                                               $125,000
2002                                               $115,000
2003                                               $105,000
2004                                               $100,000
2005                                               $  95,000
2006                                               $  95,000

          (C)MANDATORY PREPAYMENT OF SPECIAL SOURCE BOND.
If the Special Source Bond Obligations have not been prepaid in full on or before the Revolving Credit Termination Date, the Borrower shall prepay the Special Source Bond Obligations in full and all Special Source Bond Obligations shall be deemed due and payable in full on the Revolving Credit Termination Date.
          (D)PARTICIPATIONS IN THE SPECIAL SOURCE BOND OBLIGATIONS.
Effective as of March 5, 1998 (the "Special Source Bond Settlement Date"), each Lender shall have an undivided participating interest in (i) the rights and obligations of the Agent under the Special Source Bond and each of the Special Source Bond Documents and (ii) the Special Source Bond Obligations, in an amount equal to each Lender's Pro Rata Share of the Special Source Bond Obligations. Each Lender shall pay its Pro Rata Share of the Special Source Obligations to the Agent on the Special Source Bond Settlement Date in immediately available funds, without any setoff, counterclaim or deduction of any kind. Any payment by a Lender hereunder shall in no way release, discharge or lessen the obligation of the Borrower and the Subsidiary Guarantors to pay the Special Source Bond Obligations to the Agent in accordance with the provisions of this Agreement and the Special Source Bond Documents.
SECTION 2.7    THE UK REVOLVING CREDIT FACILITY.
          (A)UK REVOLVING CREDIT FACILITY.
Subject to and upon the terms of this Agreement, NationsBank establishes a revolving credit facility in favor of Berry UK and Norwich in an amount equal to One Million Five Hundred Thousand Pounds Sterling (?1,500,000) (the "UK Revolving Credit Committed Amount"). The aggregate of all advances under the UK Revolving Credit Facility is sometimes referred to in this Agreement collectively as the "UK Revolving Loan". Each Lender hereby irrevocably authorizes NationsBank to make advances under the UK Revolving Loan, acting through its Sterling LIBOR Lending Office, in accordance with the provisions of this Agreement. Subject to the terms and conditions of Section (E) PARTICIPATIONS IN THE UK CREDIT FACILITIES., as of the date each advance is made by NationsBank, acting through its Sterling LIBOR Lending Office, under the UK Revolving Loan pursuant to the provisions of this Agreement, each Lender shall have an undivided participating interest in (a) the rights and obligations of NationsBank in each advance and (b) the UK Obligations with respect to such advance in an amount equal to the proportionate share set forth below opposite each Lender's name (herein called such Lender's "UK Revolving Credit Pro Rata Share"):

             Lender                UK Revolving Credit Committed    UK Revolving Credit Pro Rata
                                              Amount                            Share
              Fleet                          $357,785                         23.8525%
           GE Capital                        $438,225                          29.215%
           NationsBank                       $438,225                          29.215%
             Heller                          $265,765                         17.7175%
  UK Revolving Credit Committed             $1,500,000                          100%
             Amount

During the UK Revolving Credit Commitment Period, Berry UK and/or Norwich may request advances under the UK Revolving Credit Facility in accordance with the provisions of this Agreement; provided that after giving effect to a borrowing request the aggregate outstanding principal balance of the UK Revolving Loan would not exceed the lesser of (i) the UK Revolving Credit Committed Amount or
(ii) the UK Borrowing Base.
All advances under the UK Revolving Loan shall be made in Pounds Sterling.
          (B)PROCEDURE FOR MAKING ADVANCES UNDER THE UK REVOLVING LOAN.
Berry UK and/or Norwich may borrow under the UK Revolving Credit Facility on any Business Day. Each advance shall be in an amount at least equal to, and in increments of, One Hundred Fifty Thousand Pounds Sterling
(?150,000).  Advances under the UK Revolving Loan shall be applied as directed by Berry UK, which direction NationsBank may require to be in writing. Not later than 10:00 a.m. (London Time) on the date of the requested borrowing, Berry UK shall give NationsBank a Loan Notice of the amount (denominated in Sterling) and (if requested by NationsBank) the purpose of the requested borrowing.  Any oral Loan Notice shall be confirmed in writing by Berry UK, within three (3) Business Days after the making of the requested advance under the UK Revolving Loan.
In addition, Berry UK and Norwich each hereby irrevocably authorize NationsBank, with the consent of the Requisite Lenders, at any time and from time to time, without further request from or notice to Berry UK or Norwich, to make advances, acting through its Sterling LIBOR Lending
Office, under the UK Revolving Loan which NationsBank, deems necessary or appropriate to protect the interests of NationsBank (and/or any of the Lenders) under this Agreement, including, without limitation, advances under the UK Revolving Loan made to cover debit balances in the UK
Revolving Loan Account, to pay principal of, and/or interest on, any Loan to Berry UK and/or Norwich, the UK Obligations, and/or Enforcement Costs to the extent such Enforcement Costs relate solely to the UK Obligations, prior to, on, or after the termination of other advances under this
Agreement, regardless of whether the outstanding principal amount of the UK Revolving Loan which NationsBank may advance hereunder exceeds the UK Revolving Credit Committed Amount. NationsBank acknowledges and agrees that no Lender shall have any obligation to purchase a participation interest in any such advances unless otherwise agreed in writing by such Lender, if and to the extent such Lender's Pro Rata Share of the UK
Revolving Loan would exceed, with the purchase of a participation in any such advances, such Lender's UK Revolving Credit Committed Amount.
          (C)UK BORROWING BASE.
As used in this Agreement, the term "UK Borrowing Base" means at any time, an amount equal to the aggregate of (a) eighty-five percent (85%) of the amount of Eligible UK Receivables, plus (b) the lesser of (i) sixty percent (60%) of the amount of Eligible UK Inventory or (ii) Five Hundred Thousand Pounds Sterling (?500,000).
The UK Borrowing Base shall be computed based on the UK Borrowing Base
Report most recently delivered to and accepted by NationsBank in its reasonable discretion. In the event Berry UK and Norwich fail to furnish a
UK Borrowing Base Report required by Section (D) UK BORROWING BASE REPORT.
(UK Borrowing Base Report), NationsBank may suspend the making of or limit advances under the UK Revolving Loan. The UK Borrowing Base shall be reduced by the amount of any Account or any Inventory which was included in the UK Borrowing Base, but which NationsBank determines fails to meet the respective criteria applicable from time to time for Eligible UK
Receivables or Eligible UK Inventory.
If at any time the total of the aggregate principal amount of the UK
Revolving Loan exceeds the UK Borrowing Base, a borrowing base deficiency (each a "UK Borrowing Base Deficiency") shall exist. Each time a UK
Borrowing Base Deficiency exists, Berry UK and Norwich, at the sole and absolute discretion of NationsBank exercised from time to time, jointly and severally shall pay the UK Borrowing Base Deficiency ON DEMAND to
NationsBank from time to time.
Without implying any limitation on NationsBank's discretion with respect to the UK Borrowing Base, the criteria for Eligible UK Receivables and for Eligible UK Inventory contained in the respective definitions of Eligible
UK Receivables and of Eligible UK Inventory are in part based upon the business operations of Norwich and Berry UK existing on or about the date of this Agreement and upon information and records furnished to NationsBank by Berry UK and Norwich.  If at any time or from time to time hereafter, the business operations of Norwich or Berry UK changes in any material respect or such information and records furnished to NationsBank are materially incorrect or misleading, NationsBank in its reasonable discretion, may at any time and from time to time during the duration of this Agreement change such criteria, add new criteria, make existing criteria less onerous, or remove existing criteria; provided, however, that any such change in, or addition or removal of criteria shall be effective only after notice thereof from NationsBank to Berry UK or Norwich.  Except in emergency circumstances, NationsBank agrees to use its commercially reasonable efforts to consult with Berry UK or Norwich prior to the effective date of any addition to, or change in, eligibility criteria, but that NationsBank shall have no obligation or duty to reach an agreement with Berry UK or Norwich as a condition of, or prior to, imposing any changes in, or additions to, eligibility criteria. NationsBank shall communicate such changed or additional criteria to Berry UK or Norwich from time to time either orally or in writing.
          (D)UK BORROWING BASE REPORT.
Norwich and Berry UK will furnish to NationsBank no less frequently than monthly, as soon as available, but in any event within thirty (30) days of the end of each fiscal month, and, upon the occurrence of an Event of
Default or as otherwise provided in this Section (D) UK BORROWING BASE REPORT., at such other times as may be requested by NationsBank a report of the UK Borrowing Base in the form attached hereto as Exhibit A-2 (each a
"UK Borrowing Base Report"; collectively, the "UK Borrowing Base Reports")
in the form required from time to time by NationsBank, appropriately completed and duly signed. The UK Borrowing Base Report shall contain the amount and payments on the Accounts included in the UK Borrowing Base, the value of Inventory included in the UK Borrowing Base, and the calculations of the UK Borrowing Base, all in such detail, and accompanied by such supporting and other information, as NationsBank may from time to time reasonably request. Upon NationsBank's request and upon the creation of any Accounts included in the UK Borrowing Base, Norwich and/or Berry UK, as appropriate, will provide NationsBank with (a) confirmatory assignment schedules; (b) copies of Account Debtor invoices; (c) evidence of shipment or delivery; and (d) such further schedules, documents and/or information regarding such Accounts and such Inventory as NationsBank may reasonably require. The items to be provided under this subsection shall be in form reasonably satisfactory to NationsBank, and certified as true and correct by a Responsible Officer, and delivered to NationsBank from time to time solely for NationsBank's convenience in maintaining records of the UK Collateral. The failure of Norwich or Berry UK to deliver any such items to NationsBank shall not affect, terminate, modify, or otherwise limit the Liens of NationsBank in the UK Collateral. Notwithstanding the foregoing, Berry UK and Norwich acknowledge and agree that NationsBank, at its option, may require that Norwich and Berry UK furnish to NationsBank weekly and, if requested by NationsBank, daily UK Borrowing Base Reports upon the occurrence of a Borrowing Base Trigger Event. NationsBank agrees that it shall not be entitled to require that Norwich or Berry UK furnish weekly or daily UK Borrowing Base Reports solely as the result of the occurrence of a Borrowing Base Trigger Event, if NationsBank fails to so notify Berry UK and Norwich within ninety (90) days of the date that the Borrower has cured the Borrowing Base Trigger Event to the reasonable satisfaction of NationsBank. The foregoing sentence, however, shall not prevent
NationsBank from later requiring more frequent UK Borrowing Base Reports following the occurrence of any subsequent Borrowing Base Trigger Event; provided, that NationsBank so notifies the Borrower within ninety (90) days of date that the Borrower has cured the Borrowing Base Trigger Event to the reasonable satisfaction of NationsBank.
          (E) UK REVOLVING CREDIT NOTE.
The joint and several obligation of Berry UK and Norwich to pay the UK Revolving Loan, with interest, shall be evidenced by a promissory note (as from time to time extended, amended, restated, supplemented or otherwise modified, the "UK Revolving Credit Note"). The UK Revolving Credit Note
shall be dated as of the date of this Agreement, shall be payable to the order of NationsBank at the times provided in the UK Revolving Credit Note, and shall be in the principal amount of the UK Revolving Credit Committed Amount. Berry UK and Norwich acknowledge and agree that, if the outstanding principal balance of the UK Revolving Loan outstanding from time to time exceeds the stated amount of the UK Revolving Credit Note, the excess shall bear interest at the rates provided from time to time for advances under the UK Revolving Loan evidenced by the UK Revolving Credit
Note and shall be payable, with accrued interest, ON DEMAND to NationsBank, acting through its Sterling LIBOR Lending Office. The UK Revolving Credit Note shall not operate as a novation of any of the UK Obligations or nullify, discharge, or release any such UK Obligations or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreement.
          (F)MANDATORY PREPAYMENTS OF UK REVOLVING LOAN.
Subject to the provisions of Section (D) INDEMNITY. (Indemnity), upon the request of NationsBank pursuant to Section (C) UK BORROWING BASE. (UK Borrowing Base), Berry UK and Norwich jointly and severally shall make mandatory prepayments (each a "UK Revolving Loan Mandatory Prepayment" and collectively, the "UK Revolving Loan Mandatory Prepayments") of the UK Revolving Loan at any time and from time to time in order to cover any UK Borrowing Base Deficiency.
          (G)OPTIONAL PREPAYMENTS OF UK REVOLVING LOAN.
Subject to the provisions of Section (D) INDEMNITY. (Indemnity), Berry UK and Norwich shall have the option at any time and from time to time prepay (each a "UK Revolving Loan Optional Prepayment" and collectively the "UK Revolving Loan Optional Prepayments") the UK Revolving Loan, in whole or in part without premium or penalty. UK Revolving Loan Optional Prepayments shall be made following a timely and proper written notice to NationsBank with respect thereto specifying the date and amount of any intended UK Revolving Loan Optional Prepayment. The amount to be prepaid shall be paid by Berry UK or Norwich to NationsBank on the date specified for such prepayment. Any amounts repaid or prepaid may be readvanced and reborrowed subject to the provisions of this Agreement.
          (H)UK REVOLVING LOAN ACCOUNT.
NationsBank will establish and maintain a loan account on its books (the
"UK Revolving Loan Account") to which NationsBank will (a) DEBIT (i) the principal amount of each advance under the UK Revolving Loan made by NationsBank hereunder, acting through its Sterling LIBOR Lending Office, as of the date made, (ii) the amount of any interest accrued on the UK
Revolving Loan as and when due, and (iii) any other amounts due and payable by Berry UK and/or Norwich to NationsBank from time to time under the provisions of this Agreement in connection with the UK Obligations, as and when due and payable, and (b) CREDIT all payments made by Berry UK and/or Norwich to NationsBank on account of the UK Revolving Loan as of the date made. All credit entries to the UK Revolving Loan Account are conditional and shall be readjusted as of the date made if final and indefeasible payment is not received by NationsBank, at its Sterling LIBOR Lending
Office, in cash or solvent credits.  Berry UK and Norwich hereby jointly and severally promise to pay to the order of NationsBank, on the UK
Revolving Credit Termination Date, an amount equal to the excess, if any, of all debit entries over all credit entries recorded in the UK Revolving
Loan Account under the provisions of this Agreement.  Any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the UK Revolving Loan Account shall be presumed conclusively to be correct, and shall constitute an account stated between NationsBank, Norwich and Berry UK unless NationsBank receives specific written objection thereto from Berry UK or Norwich within thirty (30) Business Days after such statement or reconciliation shall have been sent by NationsBank. Any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the UK Revolving Loan Account shall be final, binding and conclusive upon Berry UK and Norwich in all respects, absent manifest error, unless NationsBank receives specific written objection thereto from Berry UK or Norwich within thirty (30) Business Days after such statement or reconciliation shall have been sent by NationsBank.
          (I)UK REVOLVING CREDIT FACILITY FEE.
Berry UK and Norwich jointly and severally shall pay to NationsBank in
Pounds Sterling (for the benefit of NationsBank and each of the other
Lenders) annually, in advance, a UK Revolving Credit Facility fee (collectively, the "UK Revolving Credit Facility Fees" and individually, a
"UK Revolving Credit Facility Fee") in an amount equal to one-eighth of one percent (1/8%) per annum (calculated on the basis of actual number of days elapsed in a year of 365 days) of the UK Revolving Credit Committed Amount in effect from time to time. The accrued and unpaid UK Revolving Credit Facility Fee shall be paid by Berry UK and Norwich to NationsBank on the Closing Date and on each anniversary date thereof. NationsBank agrees to remit to each other Lender its UK Revolving Credit Pro Rata Share of each
UK Revolving Credit Facility Fee promptly following the receipt by NationsBank, in collected funds and in Pounds Sterling, of payment from
Berry UK and/or Norwich of such UK Revolving Credit Facility Fee.
SECTION 2.8    UK TERM LOAN FACILITY.
          (A)UK TERM LOAN COMMITMENTS.
Subject to and upon the terms of this Agreement, NationsBank agrees to make a loan acting through its Sterling LIBOR Lending Office, (the "UK Term
Loan") to Berry UK in the principal amount of Four Million Five Hundred Thousand Pounds Sterling (<pound-sterling>4,500,000) (the "UK Term Loan
Committed Amount").   Subject to the terms and conditions of Section  (E)
PARTICIPATIONS IN THE UK CREDIT FACILITIES., as of the date the UK Term
Loan is made by NationsBank, each Lender shall have an undivided participating interest in (a) the rights and obligations of NationsBank in the UK Term Loan, and (b) the UK Obligations with respect to such advance in an amount equal to the proportionate share set forth below opposite each Lender's name (herein called such Lender's "UK Term Loan Pro Rata Share"):

             Lender                UK Term Loan Committed Amount     UK Term Loan Pro Rata Share
Fleet                            $1,073,385                                   23.8525%
GE Capital                       $1,314,675                                    29.215%
Heller                           $797,310                                     17.7175%
NationsBank                      $1,314,675                                    29.215%
UK Term Loan Committed Amount    $4,500,000                                     100%

Berry UK covenants and agrees to use the UK Term Loan solely to finance the acquisition of the Norwich Stock in accordance with the provisions of the Norwich Stock Purchase Transaction and for other Permitted Uses in connection with the transactions contemplated thereby. Berry UK represents and warrants as of the Closing Date to NationsBank that the UK Term Loan Committed Amount is equal to the lesser of (i) Four Million Five Hundred Thousand Sterling (?4,500,000) and (ii) the sum of (x) eighty percent (80%) of the orderly liquidation value of the Fixed and Capital Assets of Norwich and Berry UK, (y) seventy-five percent (75%) of the fair market value of all real property owned by Norwich and Berry UK as of the date of this Agreement (after deduction of the outstanding principal amounts secured by any Liens which will not be released as part of the closing and consummation of the Norwich Stock Purchase Transaction), and (z) ?1,500,000. Berry UK further represents and warrants that as of the Closing Date, the sum of the UK Term Loan Committed Amount, plus the Term Loan B Increase, plus the UK Revolving Credit Committed Amount is not greater than Fifteen Million Dollars ($15,000,000). For purposes of this
Section 2.8.1, in calculating the U.S. Dollar equivalent of the UK Term Loan Committed Amount and the UK Revolving Credit Committed Amount, the Agent shall use the Dollar Currency Equivalent of Sterling.
The obligation of NationsBank to make the UK Term Loan and each Lender to purchase a participation interest in the UK Term Loan is herein called its "UK Term Loan Commitment". The UK Term Loan Commitment of NationsBank and each of the Lenders are herein collectively referred to as the "UK Term Loan Commitments". None of the Lenders shall be responsible for the UK Term Loan Commitment of any of the other Lenders; the failure, however, of any Lender to perform its UK Term Loan Commitment shall not relieve any of the other Lenders from the performance of their respective UK Term Loan Commitments.
          (B)AMORTIZATION OF UK TERM LOAN; THE UK TERM LOAN NOTE.
The unpaid principal balance of the UK Term Loan shall be due and payable in monthly installments of principal on the first day of each calendar month, each in the following amounts during the following periods:

              Period                      Amount
October 1, 1998 through and        $60,415
including September 1, 1999
October 1, 1999 through and        470,835
including September 1, 2000
All times thereafter               480,835

Unless sooner paid, the unpaid principal balance of the UK Term Loan, together with interest accrued and unpaid thereon, shall be due and payable in full on the UK Revolving Credit Termination Date.
The obligation of Berry UK to pay the UK Term Loan, with interest, shall be evidenced by a promissory note (as from time to time extended, amended, restated, supplemented or otherwise modified, the "UK Term Loan Note").
The UK Term Loan Note shall be dated as the date hereof and shall be payable to the order of NationsBank at the times provided in the UK Term Loan Note, and shall be in the principal amount of the UK Term Loan Committed Amount.
          (C)MANDATORY PREPAYMENTS OF UK TERM LOAN.
Subject to the provisions of Section (D) INDEMNITY. (Indemnity), Berry UK shall make mandatory prepayments (each a "UK Term Loan Mandatory Prepayment" and collectively the "UK Term Loan Mandatory Prepayments") of the UK Term Loan to NationsBank annually. Each UK Term Loan Mandatory Prepayment shall be in the amount of (a) any portion of the purchase price for the Norwich Stock which is returned to Berry UK or the Borrower as a purchase price adjustment resulting from any event other than the indemnification of losses resulting from a breach of a representation or warranty by the Seller, all in accordance with the terms of the Norwich Stock Purchase Agreement and shall be payable on the date Berry UK or the Borrower receives such amount from or on behalf of the Seller and (b) the UK Excess Cash Flow for the then preceding fiscal year and shall be payable on the date the Borrower shall furnish to the Agent the annual financial statements referred to in Section (A) FINANCIAL STATEMENTS.
The Borrower shall furnish to the Agent for distribution to the Lender (Financial Statements). If, however, the Borrower fails to furnish such financial statements in any given year as and when required, Berry UK shall be required to pay the UK Term Loan Mandatory Prepayment payable during such calendar year on the date which is ninety (90) days after the close of Norwich's then preceding fiscal year. Berry UK shall pay to NationsBank on the date of each required UK Term Loan Mandatory Prepayment accrued interest to such date on the amount prepaid. Each partial UK Term Loan Mandatory Prepayment shall be applied against the principal installments of the UK Term Loan in the inverse order of their maturities. Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay an Early Termination Fee as the result of a UK Term Loan Mandatory Prepayment. In addition to the foregoing, the Borrower shall make a UK Term Loan Mandatory Prepayment on behalf of Berry UK to the extent of any Excess Cash Flow remaining after payment of the Term Loans B in full.
          (D)OPTIONAL PREPAYMENTS OF UK TERM LOAN.
Subject to the provisions of Section (D) INDEMNITY. (Indemnity), Berry UK may, at its option, at any time and from time to time, prepay (each a "UK Term Loan Optional Prepayment" and collectively the "UK Term Loan Optional Prepayments") the UK Term Loan, in whole or in part, upon five (5) Business Days prior written notice, specifying the date and amount of prepayment. The amount to be so prepaid, together with interest accrued thereon to date of prepayment if the amount is intended as a prepayment of the UK Term Loan in whole, shall be paid by Berry UK to NationsBank at its Sterling LIBOR Lending Office on the date specified for such prepayment. Partial UK Term Loan Optional Prepayments shall be applied against the principal installments of the UK Term Loan in the inverse order of their maturities.
SECTION 2.9GENERAL LETTER OF CREDIT PROVISIONS AND PARTICIPATION PROVISIONS FOR UK CREDIT FACILITIES.
          (A)PROCEDURES FOR LETTERS OF CREDIT AND BOND LETTERS OF CREDIT. If any change after the Closing Date in any law or regulation or in the interpretation thereof by any court or other Governmental Authority charged with the administration thereof shall either (a) impose, modify or deem applicable any reserve, special deposit or similar requirement against Letters of Credit or Bond Letters of Credit issued by the Agent, or (b) impose on the Agent or any of the Lenders any other condition regarding this Agreement, any Letter of Credit or any Bond Letter of Credit, and the result of any event referred to in clauses (a) or (b) above shall be to increase the cost to the Agent of issuing, maintaining or extending the Letter of Credit or the Bond Letter of Credit or the cost to any of the Lenders of funding any obligation under or in connection with the Letter of Credit or the Bond Letter of Credit (which increase in cost shall be the result of the Agent's reasonable allocation of the aggregate of such cost increases resulting from such events), then, upon demand by the Agent, the Borrower shall immediately pay to the Agent from time to time as specified by the Agent, additional amounts which shall be sufficient to compensate the Agent and the Lenders for such increased cost, together with interest on each such amount from the date demanded until payment in full thereof at a rate per annum equal to the then highest current rate of interest on the Revolving Loan. A certificate as to such increased cost incurred by the Agent and/or any of the Lenders, submitted by the Agent to the Borrower, shall be conclusive, absent manifest error.
          (B)GENERAL LETTER OF CREDIT PROVISIONS.
The Borrower hereby instructs the Agent to pay any draft complying with the terms of any Letter of Credit or any Bond Letter of Credit irrespective of any instructions of the Borrower to the contrary. The Borrower assume all risks of the acts and omissions of the beneficiary and other users of any Letter of Credit or any Bond Letter of Credit. The Agent, the Lenders and their respective branches, Affiliates and/or correspondents shall not be responsible for and the Borrower hereby indemnifies and holds the Agent, the Lenders and their respective branches, Affiliates and/or correspondents harmless from and against all liability, loss and expense (including reasonable attorney's fees and costs) incurred by the Agent, the Lenders and/or their respective branches, Affiliates and/or correspondents relative to and/or as a consequence of (a) any failure by the Borrower to perform the agreements hereunder and under any Letter of Credit Agreement or under any Bond Letter of Credit Agreement, (b) any Letter of Credit Agreement, any Bond Letter of Credit Agreement, this Agreement, any Letter of Credit, any Bond Letter of Credit and any draft, draw and/or acceptance under or purported to be under any Letter of Credit or any Bond Letter of Credit,
(c) any action taken or omitted by the Agent, any of the Lenders and/or any of their respective branches, Affiliates and/or correspondents at the request of the Borrower, other than acts of willful misconduct and gross negligence, (d) any failure or inability to perform in accordance with the terms of any Letter of Credit or any Bond Letter of Credit by reason of any control or restriction rightfully or wrongfully exercised by any defacto or dejure Governmental Authority, group or individual asserting or exercising governmental or paramount powers, and/or (e) any consequences arising from causes beyond the control of the Agent, any of the Lenders and/or any of their respective branches, Affiliates and/or correspondents.
Except for willful misconduct and gross negligence, the Agent, the Lenders and their respective branches, Affiliates and/or correspondents, shall not be liable or responsible in any respect for any (a) error, omission, interruption or delay in transmission, dispatch or delivery of any one or more messages or advices in connection with any Letter of Credit or any Bond Letter of Credit, whether transmitted by cable, telegraph, mail or otherwise and despite any cipher or code which may be employed, and/or (b) action, inaction or omission which may be taken or suffered by it or them in good faith or through inadvertence in identifying or failing to identify any beneficiary or otherwise in connection with any Letter of Credit or any Bond Letter of Credit.
Any Letter of Credit or any Bond Letter of Credit may be amended, modified or revoked only upon the receipt by the Agent from the Borrower and the beneficiary (including any transferee and/or assignee of the original beneficiary), of a written consent and request therefor.
If any Laws, order of court and/or ruling or regulation of any Governmental Authority of the United States (or any state thereof) and/or any country other than the United States permits a beneficiary under a Letter of Credit or a Bond Letter of Credit to require the Agent, the Lenders and/or any of their respective branches, Affiliates and/or correspondents to pay drafts under or purporting to be under a Letter of Credit or a Bond Letter of Credit after the expiration date of the Letter of Credit or the Bond Letter of Credit, respectively, the Borrower shall reimburse the Agent and the Lenders, as appropriate, for any such payment pursuant to provisions of Section (E) PAYMENTS OF LETTERS OF CREDIT. (Payments of Letter of Credit) or Section (E) PAYMENTS OF BOND LETTERS OF CREDIT. (Payments of Bond Letters of Credit), as appropriate.
Except as may otherwise be specifically provided in a Letter of Credit, a Bond Letter of Credit, a Letter of Credit Agreement or a Bond Letter of Credit Agreement, the laws of the State of Maryland and the Uniform Customs and Practice for Documentary Credits, 1995 Revision, International Chamber of Commerce Publication No. 500 shall govern the Letters of Credit and the Bond Letters of Credit. The Laws, rules, provisions and regulations of the Uniform Customs and Practice for Documentary Credits are hereby incorporated by reference. In the event of a conflict between the Uniform Customs and Practice for Documentary Credits and the laws of the State of Maryland, the Uniform Customs and Practice for Documentary Credits shall prevail.
          (C)PARTICIPATIONS IN THE LETTERS OF CREDIT AND THE BOND LETTERS OF CREDIT.
Each Lender hereby irrevocably authorizes the Agent to issue Letters of Credit and the Bond Letters of Credit in accordance with the provisions of this Agreement. As of the date each Letter of Credit or each Bond Letter of Credit is opened or issued by the Agent pursuant to the provisions of this Agreement, each Lender shall have an undivided participating interest in (a) the rights and obligations of the Agent under each such Letter of Credit and each such Bond Letter of Credit, and (b) the Outstanding Letter of Credit Obligations and the Outstanding Bond Letter of Credit Obligations of the Borrower with respect to such Letter of Credit and Bond Letter of Credit, as appropriate, in an amount equal to each Lender's Revolving Credit Pro Rata Share of such Outstanding Letter of Credit Obligations and Outstanding Bond Letter of Credit Obligations.
          (D)PAYMENTS BY THE LENDERS TO THE AGENT.
If the Borrower fails to pay to the Agent any Current Letter of Credit Obligations or any Current Bond Letter of Credit Obligations as and when due and payable, the Agent shall promptly notify each of the Lenders and shall demand payment from each of the Lenders such Lender's Revolving Credit Pro Rata Share of such unpaid Current Letter of Credit Obligations and unpaid Current Bond Letter of Credit Obligations, as appropriate. In addition, if any amount paid to the Agent on account of Current Letter of Credit Obligations or any Current Bond Letter of Credit Obligations is rescinded or required to be restored or turned over by the Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor, trustee, conservator or similar officer for the Borrower, or is otherwise not indefeasibly covered by an advance under the Revolving Loan, the Agent shall promptly notify each of the Lenders and shall demand payment from each of the Lenders of its Revolving Credit Pro Rata Share of its portion of the Current Letter of Credit Obligations and/or Current Bond Letter of Credit Obligations to be remitted to the Borrower.
Each of the Lenders irrevocably and unconditionally agrees to honor any such demands for payment under this Section and promises to pay to the Agent's account on the same Business Day as demanded the amount of its Revolving Credit Pro Rata Share of the Current Letter of Credit Obligations and Current Bond Letter of Credit Obligations, as appropriate, in immediately available funds, without any setoff, counterclaim or deduction of any kind. Any payment by a Lender hereunder shall in no way release, discharge or lessen the obligation of the Borrower to pay Current Letter of Credit Obligations or to pay Current Bond Letter of Credit Obligations to the Agent in accordance with the provisions of this Agreement.
The obligation of each of the Lenders to remit the amounts of its Revolving Credit Pro Rata Share of Current Letter of Credit Obligations and Current Bond Letter of Credit Obligations for the account of the Agent pursuant to this Section shall be unconditional and irrevocable under any and all circumstances and may not be terminated, suspended or delayed for any reason whatsoever, provided that all payments of such amounts by each of the Lenders shall be without prejudice to the rights of each of the Lenders with respect to the Agent's alleged willful misconduct. Any claim any Lender may have against the Agent as a result of the Agent's alleged willful misconduct may be brought by such Lender in a separate action against the Agent but may not be used as a defense to payment under the provisions of this Section.
No failure of any Lender to remit the amount of its Revolving Credit Pro Rata Share of Current Letter of Credit Obligations and/or Current Bond Letter of Credit Obligations to the Agent pursuant to this Section shall affect the obligations of the Agent under any Letter of Credit or under any Bond Letter of Credit, and if any Lender does not remit to the Agent the amount of its Revolving Credit Pro Rata Share of Current Letter of Credit Obligations and/or Current Bond Letter of Credit Obligations on the same day as demanded, then without limiting such Lender's obligation to transmit funds on the same Business Day as demanded, such Lender shall be obligated to pay, on demand of the Agent and without setoff, counterclaim or deduction of any kind whatsoever interest on the unpaid amount at the Federal Funds Rate for each day from the date such amount shall be due and payable to the Agent until the date such amount shall have been paid in full to the Agent by such Lender.
No Lender shall have any obligation to pay to the Agent such Lender's Pro Rata Share of unpaid Current Letter of Credit Obligations and/or unpaid Current Bond Letter of Credit Obligations, if the Borrower shall not be obligated to reimburse the Agent for such unpaid Current Letter of Credit Obligations and/or unpaid Current Bond Letter of Credit Obligations, respectively, because of the Agent's wrongful payment of a Letter of Credit and/or Bond Letter of Credit made as a result of the Agent's willful misconduct or gross negligence.
          (E)PARTICIPATIONS IN THE UK CREDIT FACILITIES.
Each Lender hereby irrevocably authorizes NationsBank to make advances under the UK Revolving Loan, acting through its Sterling LIBOR Lending Office and to make the UK Term Loan in accordance with the provisions of this Agreement. As of the date each such Loan is made, each Lender shall have an undivided participating interest in (a) the rights and obligations of NationsBank under each such Loan, and (b) the UK Obligations with respect to such Loan, in an amount equal to each Lender's Pro Rata Share thereof, subject to the rights of NationsBank to receive and retain payment of all or a portion of the interest on the UK Obligations as set forth in this Section. If Berry UK or Norwich fail to pay to NationsBank any UK Obligations as and when due and payable, NationsBank shall promptly notify each of the Lenders and shall demand payment from each of the Lenders of such Lender's Pro Rata Share of such unpaid UK Obligations. In addition, if any amount paid to NationsBank on account of the UK Obligations is rescinded or required to be restored or turned over by NationsBank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Berry UK or Norwich or upon or as a result of the appointment of a receiver, intervenor, trustee, conservator or similar officer for Berry UK or Norwich, NationsBank shall promptly notify each of the Lenders and shall demand payment from each of the Lenders of its Pro Rata Share of its portion of the UK Obligations to be remitted to Berry UK or Norwich. Each of the Lenders irrevocably and unconditionally agrees to honor any such demands for payment under this Section and promises to pay to the account of NationsBank on the same Business Day as demanded the amount of its Pro Rata Share of the UK Obligations in Pounds Sterling, in immediately available funds, without any setoff, counterclaim or deduction of any kind. Any payment by a Lender hereunder shall in no way release, discharge or lessen the obligation of Berry UK or Norwich to pay the UK Obligations to NationsBank in accordance with the provisions of this Agreement. The date on which a payment is made by a Lender to NationsBank shall be referred to as a "UK Payment Date".
The obligation of each of the Lenders to remit the amounts of its Pro Rata Share of the UK Obligations for the account of NationsBank pursuant to this Section shall be unconditional and irrevocable under any and all circumstances and may not be terminated, suspended or delayed for any reason whatsoever, provided that all payments of such amounts by each of the Lenders shall be without prejudice to the rights of each of the Lenders with respect to the alleged willful misconduct of NationsBank. Any claim any Lender may have against NationsBank as a result of the alleged willful misconduct of NationsBank may be brought by such Lender in a separate action against NationsBank but may not be used as a defense to payment under the provisions of this Section.
All interest on the unpaid principal balance of the UK Obligations shall be payable to, and retained by, NationsBank, except with respect to those UK Obligations for which NationsBank has demanded and received payment from a Lender pursuant to the provisions of this Section (each a "UK Lender Payment"), in which case, the Lender making such payment shall be entitled to receive from Berry UK and Norwich all interest payable on the UK Obligations represented by such UK Lender Payment at all times from and after the UK Payment Date for such UK Lender Payment, excluding, however, any portion of the UK Obligations consisting of the Mandatory Liquid Assets Cost Rate on such UK Obligations (the "Lender's Share of UK Interest").
Any payments received by NationsBank which are payable to a Lender shall be paid to such Lender in Sterling in accordance with all payments to be made by the Agent to a Lender under the provisions of Section 2.12. Notwithstanding the foregoing, NationsBank agrees that if the Mandatory Liquid Assets Cost Rate payable by NationsBank to the Bank of England is decreased as a result of a UK Lender Payment made by a Lender and such Lender as a result must pay a Mandatory Liquid Assets Cost Rate, such Lender shall be entitled to its Pro Rata Share of the Mandatory Liquid Assets Cost Rate relating to such UK Lender Payment.
Except to the extent that NationsBank shall have made demand on the Lenders for payment of their Pro Rata Share of the UK Obligations (the "UK Obligations Demand Date"), NationsBank shall remit to each Lender from time to time (but at least once monthly) such Lender's Pro Rata Share of that portion of the interest paid to, and received by, NationsBank, in collected funds on account of such Lender's unfunded UK Obligations calculated at the Applicable Margin (excluding the Mandatory Liquid Assets Cost Rate) for such UK Obligations only; NationsBank shall retain all interest calculated at the LIBOR Base Rate. Such payments shall be payable to the Lenders in consideration of their agreement to purchase a participation interest in the UK Obligations in accordance with the provisions of this Agreement, but shall be payable only if and to the extent NationsBank has received the interest payment which is the basis for such fee.
SECTION 2.10    INTEREST.
          (A)APPLICABLE INTEREST RATES.
(i)Each Loan shall bear interest until maturity (whether by acceleration, declaration, extension or otherwise) at either the Alternate Base Rate or the LIBOR Rate, as selected and specified by the Borrower, Berry UK or Norwich, as appropriate, in an Interest Rate Election Notice furnished to the Agent or NationsBank, as appropriate, in accordance with the provisions of Section (v) Neither NationsBank nor the Lenders will be obligated to make Loans, to convert the Applicable Interest Rate on Loans to another Interest Rate, or to change Interest Periods, unless NationsBank or the Agent, as appropriate, shall have received an irrevocable written or telephonic notice (an "Interest Rate Election Notice") from the Borrower, Berry UK or Norwich, as appropriate, specifying the following information:
(Selection of Interest Rates), or as otherwise determined in accordance with the provisions of this INTEREST., and as may be adjusted from time to time in accordance with the provisions of Section INABILITY TO DETERMINE LIBOR BASE RATE. (Inability to Determine LIBOR Base Rate). Notwithstanding the foregoing, all Loans made to Berry UK and/or Norwich under the UK Credit Facilities must bear interest at the LIBOR Rate only; neither Berry UK nor Norwich may select the Alternate Base Rate as the Applicable Interest Rate for any Loan made to Berry UK or Norwich under any of the Credit Facilities.
(ii)Notwithstanding the foregoing, following the occurrence and during the continuance of an Event of Default, at the option of the Agent and NationsBank, all Loans and all other Obligations shall bear interest at the Post-Default Rate.
(iii)The Applicable Margin for (i) LIBOR Loans, other than the UK Term Loans shall be two hundred (200) basis points per annum, (ii) LIBOR Loans consisting of the UK Term Loans, shall be two hundred fifty (250) basis points per annum, and (iii) Base Rate Loans shall be fifty (50) basis points per annum unless and until a change is required by the operation of Section (A) APPLICABLE INTEREST RATES.(iv) Subsequent to the Agent's receipt of the Borrower's quarterly financial statements for the period ending June 30, 1998 to be furnished to the Agent pursuant to (iii) QUARTERLY STATEMENTS AND CERTIFICATES. The Borrower shall furnish to the Agent for distribution to the Lenders as soon as available, but in no event more than forty-five (45) days after the close of the Borrower's fiscal quarters (other than the final fiscal quarter), consolidated and consolidating balance sheets of the Borrower, Berry UK, Norwich and all other Subsidiaries as of the close of such period, consolidated and consolidating income, cash flows and changes in shareholders equity statements for such period, and a Compliance Certificate, in substantially the form attached to this Agreement as EXHIBIT D, containing a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, each prepared by a Responsible Officer of or on behalf of the Borrower in a format acceptable to the Agent, all as prepared and certified by a Responsible Officer of the Borrower and accompanied by a certificate of that officer stating whether any event has occurred which constitutes a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto. (Quarterly Statements), changes in the Applicable Margin for all Loans (other than Loans under the UK Credit Facilities) may be made, but not more frequently than one such change per quarter based on the Borrower's Pricing Ratio, tested as of the end of each fiscal quarter and the end of each fiscal year, determined by the Agent based on the annual and quarterly financial statements required by (I) ANNUAL STATEMENTS AND CERTIFICATES. The Borrower shall furnish to the Agent for distribution to the Lenders as soon as available, but in no event more than ninety (90) days after the close of the Borrower's fiscal years, (i) a copy of the annual consolidated and consolidating financial statements in reasonable detail satisfactory to the Agent relating to the Borrower, Berry UK, Norwich and all other Subsidiaries, prepared in accordance with GAAP and examined and certified by independent certified public accountants satisfactory to the Agent, which financial statements shall include a consolidated and consolidating balance sheet of the Borrower, Berry UK, Norwich and all other Subsidiaries as of the end of such fiscal year and consolidated and consolidating statements of income, cash flows and changes in shareholders equity of the Borrower, Berry UK, Norwich and all other Subsidiaries for such fiscal year, and (ii) a Compliance Certificate, in substantially the form attached to this Agreement as EXHIBIT D, containing a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, a certification that no change has occurred to the information contained in the Collateral Disclosure List (except as set forth any schedule attached to the certification) and (iii) a management letter in the form prepared by the Borrower's independent certified public accountants, but only if and to the extent customarily obtained by the Borrower. The Agent agrees that any one of the "Big 4" accounting firms is satisfactory to the Agent for purposes of this Section (a)(i), except to the extent the Agent in its reasonable discretion and based on good faith and legitimate concerns determines that any such accounting firm would be unacceptable because of any conflict of interest or any material adverse change affecting such firm's reliability or financial viability. (Annual Statements) and (iii) QUARTERLY STATEMENTS AND CERTIFICATES. The Borrower shall furnish to the Agent for distribution to the Lenders as soon as available, but in no event more than forty-five (45) days after the close of the Borrower's fiscal quarters (other than the final fiscal quarter), consolidated and consolidating balance sheets of the Borrower, Berry UK, Norwich and all other Subsidiaries as of the close of such period, consolidated and consolidating income, cash flows and changes in shareholders equity statements for such period, and a Compliance Certificate, in substantially the form attached to this Agreement as EXHIBIT D, containing a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, each prepared by a Responsible Officer of or on behalf of the Borrower in a format acceptable to the Agent, all as prepared and certified by a Responsible Officer of the Borrower and accompanied by a certificate of that officer stating whether any event has occurred which constitutes a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto. (Quarterly Statements), as appropriate. Any change in the Applicable Margin shall be effective as of the test date of the Pricing Ratio, as appropriate, but shall not effect any change to the Applicable Margins for the UK Credit Facilities. The Applicable Margin shall vary depending upon the Borrower's Pricing Ratio, as follows:. In addition, the Mandatory Liquid Asset Cost Rate shall be added to the Applicable Margin for each LIBOR Loan made or to be made under the UK Credit Facilities.
(iv)Subsequent to the Agent's receipt of the Borrower's quarterly financial statements for the period ending June 30, 1998 to be furnished to the Agent pursuant to (iii) QUARTERLY STATEMENTS AND CERTIFICATES. The Borrower shall furnish to the Agent for distribution to the Lenders as soon as available, but in no event more than forty-five (45) days after the close of the Borrower's fiscal quarters (other than the final fiscal quarter), consolidated and consolidating balance sheets of the Borrower, Berry UK, Norwich and all other Subsidiaries as of the close of such period, consolidated and consolidating income, cash flows and changes in shareholders equity statements for such period, and a Compliance Certificate, in substantially the form attached to this Agreement as EXHIBIT D, containing a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, each prepared by a Responsible Officer of or on behalf of the Borrower in a format acceptable to the Agent, all as prepared and certified by a Responsible Officer of the Borrower and accompanied by a certificate of that officer stating whether any event has occurred which constitutes a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto. (Quarterly Statements), changes in the Applicable Margin for all Loans (other than Loans under the UK Credit Facilities) may be made, but not more frequently than one such change per quarter based on the Borrower's Pricing Ratio, tested as of the end of each fiscal quarter and the end of each fiscal year, determined by the Agent based on the annual and quarterly financial statements required by (i) ANNUAL STATEMENTS AND CERTIFICATES. The Borrower shall furnish to the Agent for distribution to the Lenders as soon as available, but in no event more than ninety (90) days after the close of the Borrower's fiscal years, (i) a copy of the annual consolidated and consolidating financial statements in reasonable detail satisfactory to the Agent relating to the Borrower, Berry UK, Norwich and all other Subsidiaries, prepared in accordance with GAAP and examined and certified by independent certified public accountants satisfactory to the Agent, which financial statements shall include a consolidated and consolidating balance sheet of the Borrower, Berry UK, Norwich and all other Subsidiaries as of the end of such fiscal year and consolidated and consolidating statements of income, cash flows and changes in shareholders equity of the Borrower, Berry UK, Norwich and all other Subsidiaries for such fiscal year, and (ii) a Compliance Certificate, in substantially the form attached to this Agreement as EXHIBIT D, containing a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, a certification that no change has occurred to the information contained in the Collateral Disclosure List (except as set forth any schedule attached to the certification) and (iii) a management letter in the form prepared by the Borrower's independent certified public accountants, but only if and to the extent customarily obtained by the Borrower. The Agent agrees that any one of the "Big 4" accounting firms is satisfactory to the Agent for purposes of this Section
(A) FINANCIAL STATEMENTS., except to the extent the Agent in its reasonable discretion and based on good faith and legitimate concerns determines that any such accounting firm would be unacceptable because of any conflict of interest or any material adverse change affecting such firm's reliability or financial viability. (Annual Statements) and (iii) QUARTERLY STATEMENTS AND CERTIFICATES. The Borrower shall furnish to the Agent for distribution to the Lenders as soon as available, but in no event more than forty-five
(45) days after the close of the Borrower's fiscal quarters (other than the final fiscal quarter), consolidated and consolidating balance sheets of the Borrower, Berry UK, Norwich and all other Subsidiaries as of the close of such period, consolidated and consolidating income, cash flows and changes in shareholders equity statements for such period, and a Compliance Certificate, in substantially the form attached to this Agreement as EXHIBIT D, containing a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, each prepared by a Responsible Officer of or on behalf of the Borrower in a format acceptable to the Agent, all as prepared and certified by a Responsible Officer of the Borrower and accompanied by a certificate of that officer stating whether any event has occurred which constitutes a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto. (Quarterly Statements), as appropriate. Any change in the Applicable Margin shall be effective as of the test date of the Pricing Ratio, as appropriate, but shall not effect any change to the Applicable Margins for the UK Credit Facilities. The Applicable Margin shall vary depending upon the Borrower's Pricing Ratio, as follows:

                  Pricing Ratio                         Applicable Margin for            Applicable Margin for
                                                             LIBOR Loans                    Base Rate Loans
greater than or equal to 5.5 to 1.0                           250 b.p.                         100 b.p.
greater than or equal to 5.0 to 1.0, but less                 225 b.p.                          75 b.p.
than 5.5 to 1.0
greater than or equal to 3.5 to 1.0, but less                 200 b.p.                          50 b.p.
than 5.0 to 1.0
greater than or equal to 2.75 to 1.0, but less                175 b.p.                          25 b.p.
than 3.5 to 1.0
less than 2.75 to 1.0                                         150 b.p.                          0 b.p.

          (B)SELECTION OF INTEREST RATES.
(i)The Borrower may select the initial Applicable Interest Rate or Applicable Interest Rates to be charged on the Loans under the Domestic Credit Facilities and Berry UK or Norwich may select an initial Sterling LIBOR Rate or Sterling LIBOR Rates to be charged on the Loans under the UK Credit Facilities.
(ii)From time to time after the date of this Agreement as provided in this Section, by a proper and timely Interest Rate Election Notice furnished to the Agent or NationsBank, as appropriate, in accordance with the provisions of Section SELECTION OF INTEREST RATES., the Borrower, Berry UK or Norwich, as appropriate, may select an initial Applicable Interest Rate or Applicable Interest Rates for any Loans or may convert the Applicable Interest Rate and, when applicable, the Interest Period, for any existing Loan to any other Applicable Interest Rate or, when applicable, any other Interest Period.
(iii)The selection of an Applicable Interest Rate and/or an Interest Period, the election to convert an Applicable Interest Rate and/or an Interest Period to another Applicable Interest Rate or Interest Period, and any other adjustments in an interest rate are subject to the following limitations:
               (A)neither the Borrower, Berry UK nor Norwich shall at any time select or change to an Interest Period that extends beyond the Revolving Credit Termination Date in the case of the Revolving Loan, or the UK Revolving Credit Termination Date in the case of the UK Revolving Loan or the UK Term Loans or beyond the scheduled maturity of the Term Loans in the case of the Term Loans. In addition, only a Sterling Interest Period may be selected for a Sterling LIBOR Loan and only a Dollar Interest Period may be selected for a Dollar LIBOR Loan,
               (B)no change from the LIBOR Rate to the Alternate Base Rate shall become effective on a day other than a Business Day and so long as NationsBank or the Lenders, as appropriate, receive any compensation payable pursuant to Section (D) INDEMNITY. (Indemnity), on a day which is the last day of the then current Interest Period, no change of an Interest Period shall become effective on a day other than the last day of the then current Interest Period, and no change from the Alternate Base Rate to the LIBOR Rate shall become effective on a day other than a day which is a Business Day. Neither the Alternate Base Rate nor the Dollar LIBOR Rate is available at any time as an Applicable Interest Rate for any Loans under the UK Credit Facilities, and the Sterling LIBOR Rate is not available at any time as an applicable Interest Rate for any Loans under the Domestic Credit Facilities.
               (C)any Applicable Interest Rate change for any Loan to be effective on a date on which any principal payment on account of such Loan is scheduled to be paid shall be made only after such payment shall have been made,
               (D)no more than three (3) different LIBOR Rates may be outstanding at any time and from time to time with respect to each of the Revolving Loan or the UK Revolving Loan,
               (E)no more than two (2) different LIBOR Rates may be outstanding at any time and from time to time with respect to each of the Term Loans or the UK Term Loans,
               (F)the first day of each Interest Period shall be a Business
Day,
               (G)as of the effective date of a selection, there shall not exist a Default or an Event of Default, and
               (H)the minimum principal amount of a LIBOR Loan under the Domestic Credit Facilities shall be One Million Dollars ($1,000,000) and the minimum principal amount of a LIBOR Loan under the UK Credit Facilities shall be One Hundred Fifty Thousand Pounds Sterling (<pound-sterling>150,000).
(iv)If a request for an advance under the Loans is not accompanied by an Interest Rate Election Notice or does not otherwise include a selection of an Applicable Interest Rate and, if applicable, an Interest Period, or if, after having made a selection of an Applicable Interest Rate and, if applicable, an Interest Period, the Borrower, Berry UK or Norwich fails or is not otherwise entitled under the provisions of this Agreement to continue such Applicable Interest Rate or Interest Period, the Borrower shall be deemed to have selected the Alternate Base Rate as the Applicable Interest Rate until such time as the Borrower shall have selected a different Applicable Interest Rate and specified an Interest Period in accordance with, and subject to, the provisions of this Section and Berry UK and Norwich shall be deemed to have selected a 30-day Interest Period and the LIBOR Rate.
(v)Neither NationsBank nor the Lenders will be obligated to make Loans, to convert the Applicable Interest Rate on Loans to another Interest Rate, or to change Interest Periods, unless NationsBank or the Agent, as appropriate, shall have received an irrevocable written or telephonic notice (an "Interest Rate Election Notice") from the Borrower, Berry UK or Norwich, as appropriate, specifying the following information:
               (A)the amount to be borrowed or converted,
               (B)a selection of the Alternate Base Rate or the LIBOR Rate (except that the Alternate Base Rate shall not be available as an Applicable Interest Rate on any Loans made or to be made under the UK Credit Facilities),
               (C)the length of the Interest Period if the Applicable Interest Rate selected is the LIBOR Rate, and
               (D)the requested date on which such election is to be effective.
Article IIAny telephonic notice must be confirmed in writing within three (3) Business Days. Each Interest Rate Election Notice for a Loan under the Domestic Credit Facilities must be received by the Agent not later than 10:00 a.m. (Baltimore City Time) on the Business Day of any requested borrowing or conversion in the case of a selection of the Alternate Base Rate and not later than 10:00 a.m. (Baltimore City Time) on the third Business Day before the effective date of any requested borrowing or conversion in the case of a selection of the LIBOR Rate. Each Interest Rate Election Notice for a Loan under the UK Credit Facilities must be received by NationsBank not later than 10:00 a.m. (London Time) on the Business Day of any requested borrowing or conversion.
          (C)INABILITY TO DETERMINE LIBOR BASE RATE.
In the event that (a) the Agent or NationsBank shall have determined that, by reason of circumstances affecting the London interbank market, adequate and reasonable means do not exist for ascertaining the LIBOR Base Rate for any requested Interest Period with respect to a Loan, the Borrower, Berry UK and/or Norwich, as appropriate, shall have requested to be made or to be converted to a LIBOR Loan or (b) the Agent or NationsBank shall determine that the LIBOR Base Rate for any requested Interest Period with respect to a Loan the Borrower, Berry UK and/or Norwich, as appropriate, shall have requested to be made or to be converted to a LIBOR Loan does not adequately and fairly reflect the cost to NationsBank or the Lenders, as appropriate, of funding or converting such Loan, the Agent or NationsBank, as applicable, shall give telephonic or written notice of such determination to the Borrower, Berry UK and/or Norwich, as appropriate, at least one (1) day prior to the proposed date for funding or converting such Loan. If such notice is given, any request for a Dollar LIBOR Loan shall be made or converted to an Alternate Base Rate Loan and any Sterling LIBOR Loan shall accrue interest at the rate certified by NationsBank to be the rate at which it currently offers loans in Sterling to its best customers. Until such notice has been withdrawn by the Agent or NationsBank, the Borrower, Berry UK and Norwich will not request that any Loan be made or converted to a LIBOR Loan.
          (D)INDEMNITY.
The Borrower agrees to indemnify and reimburse the Lenders and to hold the Lenders harmless from any loss, cost (including administrative costs) or expense which any one or more of the Agent or the Lenders may sustain or incur as a consequence of (a) a default by the Borrower, Berry UK or Norwich in payment when due of the principal amount of or interest on any LIBOR Loan, including, any LIBOR Loan made under the UK Credit Facilities, (b) the failure of the Borrower, Berry UK or Norwich to make, or convert the Applicable Interest Rate of, a LIBOR Loan after the Borrower, Berry UK or Norwich has given a Loan Notice or an Interest Rate Election Notice, (c) the failure of the Borrower, Berry UK or Norwich to make any prepayment of a LIBOR Loan after the Borrower, Berry UK or Norwich has given notice of such intention to make such a prepayment, and/or (d) the making by the Borrower, Berry UK or Norwich of a prepayment of a LIBOR Loan on a day which is not the last day of the Interest Period for such LIBOR Loan, calculated as provided in the following paragraph, including, without limitation, any such loss or expense arising from the reemployment of funds obtained by the Agent and/or any of the Lenders to maintain any LIBOR Loan or from fees payable to terminate the deposits from which such funds were obtained. Berry UK and Norwich jointly and severally agree to indemnify and reimburse the Lenders and to hold the Lenders harmless from any loss, cost (including administrative costs) or expense which any one or more of the Lenders may sustain or incur as a consequence of (a) a default by Berry UK or Norwich in payment when due of the principal amount of or interest on any LIBOR Loan made under the UK Credit Facilities, (b) the failure of Berry UK or Norwich to make, or convert the Applicable Interest Rate of, a LIBOR Loan made under the UK Credit Facilities after Berry UK or Norwich has given a Loan Notice or an Interest Rate Election Notice, (c) the failure of Berry UK or Norwich to make any prepayment of a LIBOR Loan made under the UK Credit Facilities after Berry UK or Norwich has given notice of such intention to make such a prepayment, and/or (d) the making by Berry UK or Norwich of a prepayment of a LIBOR Loan made under the UK Credit Facilities on a day which is not the last day of the Interest Period for such LIBOR Loan, calculated as provided in the following paragraph, including, without limitation, any such loss or expense arising from the reemployment of funds obtained by any of the Lenders to maintain any LIBOR Loan made under the UK Credit Facilities or from fees payable to terminate the deposits from which such funds were obtained, but excluding loss of anticipated profits. This agreements and covenants of the Borrower, Berry UK and Norwich shall survive termination or expiration of this Agreement and payment of the Obligations.
Contemporaneously with any prepayment of principal of a LIBOR Loan, a prepayment fee shall be due and payable to the Lenders in an amount equal to any loss or expense (other than loss of anticipated profits) arising from the reemployment of funds obtained by any Lender to fund or maintain any LIBOR Loan or from fees payable to terminate the deposits from which such funds were obtained. Neither the Agent nor any of the Lenders shall be obligated to accept any prepayment of principal unless it is accompanied by the prepayment fee, if any, due in connection therewith as calculated pursuant to the provisions of this paragraph. No prepayment fee payable in connection herewith shall in any event or under any circumstances be deemed or construed as a penalty. The Borrower shall be liable for the payment of all prepayment fees due under this Section 2.10.4, whether relating to the Domestic Credit Facilities or the UK Credit Facilities; Berry UK and Norwich, however, shall be jointly and severally liable only for the payment of those prepayment fees which relate solely to the UK Credit Facilities.
          (E)PAYMENT OF INTEREST.
(i)Unpaid and accrued interest on any Base Rate Loan shall be paid monthly, in arrears, on the first day of each calendar month, commencing on the first such date after the date of this Agreement, and on the first day of each calendar month thereafter, and at maturity (whether by acceleration, declaration, extension or otherwise).
(ii)Notwithstanding the foregoing, any and all unpaid and accrued interest on any Base Rate Loan converted to a LIBOR Loan or prepaid shall be paid immediately upon such conversion and/or prepayment, as appropriate.
(iii)Unpaid and accrued interest on any LIBOR Loan shall be paid, in arrears, on the last day of the applicable LIBOR Interest Period and at maturity (whether by acceleration, declaration, extension or otherwise).
Notwithstanding anything to the contrary contained herein, the Agent and NationsBank agree that neither the Borrower, Berry UK nor Norwich shall have any obligation to make any payment pursuant to the provisions of Section (D) INDEMNITY. (Indemnity) resulting solely from the payment of accrued interest on a date other than the expiration date of an Interest Period.
SECTION 2.11GENERAL FINANCING PROVISIONS.
          (A)BORROWER'S REPRESENTATIVES.
(i) The Borrower hereby represents and warrants to the Agent and the Lenders that the Borrower and each Subsidiary Guarantor will derive benefits, directly and indirectly, from each Letter of Credit, from each Bond Letter of Credit and from each Loan, both in their separate capacity and as a member of the integrated group to which the Borrower and each Subsidiary Guarantor belongs and because (i) the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole, (ii) this financing enabled the PackerWare Merger Transaction and the Venture Stock Purchase Merger/Transaction and is enabling the Norwich Stock Purchase Transaction, (iii) the terms of the consolidated financing provided under this Agreement are more favorable than would otherwise would be obtainable by the Borrower, Berry UK, Norwich and any Subsidiary Guarantor individually, and (iv) the Borrower's additional administrative and other costs and reduced flexibility associated with individual financing arrangements which would otherwise be required if obtainable would substantially reduce the value to the Borrower of such financings.
(ii) The Borrower hereby irrevocably authorizes each of the Lenders to make Loans to the Borrower, and hereby irrevocably authorizes the Agent to issue Letters of Credit and Bond Letters of Credit for the account of the Borrower, pursuant to the provisions of this Agreement upon the written, oral or telephone request of any one of the Persons who is from time to time a Responsible Officer of the Borrower under the provisions of the most recent certificate of corporate resolutions of the Borrower on file with the Agent and also upon the written, oral or telephone request of any one of the Persons who is from time to time a Responsible Officer of the Borrower under the provisions of the most recent certificate of corporate resolutions and/or incumbency for the Borrower on file with the Agent. Berry UK and Norwich each hereby irrevocably authorizes NationsBank to make Loans to Berry UK and/or Norwich, pursuant to the provisions of this Agreement upon the written, oral or telephone request of any one of the Persons who is from time to time a Responsible Officer of Berry UK or Norwich under the provisions of the most recent certificate of corporate resolutions of Berry UK or Norwich on file with NationsBank and also upon the written, oral or telephone request of any one of the Persons who is from time to time a Responsible Officer of Berry UK or Norwich under the provisions of the most recent certificate of corporate resolutions and/or incumbency for Berry UK or Norwich on file with NationsBank.
(iii)Neither the Agent nor any of the Lenders assumes any responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Agent or NationsBank and the Borrower, Berry UK and/or Norwich or the Agent or NationsBank and any of the Lenders in connection with the Credit Facilities, any Loan, any Letter of Credit, any Bond Letter of Credit or any other transaction in connection with the provisions of this Agreement, except for acts of willful misconduct and gross negligence.
          (B)USE OF PROCEEDS OF THE LOANS.
The proceeds of each Loan shall be used by the Borrower, Berry UK, Norwich and the Subsidiary Guarantors, as applicable, for Permitted Uses, and for no other purposes except as may otherwise be agreed by the Requisite Lenders in writing.
          (C)FIELD EXAMINATION FEES.
The Borrower shall pay to the Agent for the exclusive benefit of the Agent an annual field examination fee (the "Field Examination Fee"), which Field Examination Fee shall be payable quarterly in advance on the first day of each February, May, August and November of each year commencing on the first such date following the Closing Date, and continuing until the last such date prior to which all Obligations arising out of, or under, the Credit Facilities then outstanding have been paid in full. The Field Examination Fee shall be in the amount of Forty Thousand Dollars ($40,000) per annum, and shall also include the amount of all out-of-pocket expenses reasonably incurred by the Agent in connection with any field examination of Norwich and/or Berry UK for which the Agent has not been previously reimbursed.
          (D)UK COMMITMENT FEE.
The Borrower, Berry UK and Norwich jointly and severally shall pay to the Agent for the ratable benefit of the Lenders a commitment fee (the "First UK Commitment Fee") in the amount of Fifty-two Thousand Five Hundred Dollars ($52,500). In addition, the Borrower, Berry UK and Norwich jointly and severally shall pay to NationsBank and GE Capital an additional commitment fee in the amount of One Hundred Thirty-five Thousand Dollars ($135,000) to be shared equally between NationsBank and GE Capital (the "Second UK Commitment Fee") (the First UK Commitment Fee and the Second UK Commitment Fee are herein collectively referred to as the "UK Commitment Fee"). The UK Commitment Fee shall be payable on or before the Closing Date and shall be deemed fully earned on the date paid and is non-refundable.
          (E)COMPUTATION OF INTEREST AND FEES.
All applicable Fees and interest shall be calculated on the basis of a year of 360 days (or in the case of Sterling, 365 days) for the actual number of days elapsed. Any change in the interest rate on any of the Obligations resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate is announced.
          (F)PAYMENTS.
ALL PAYMENTS TO BE MADE BY THE BORROWER TO THE AGENT AND/OR ANY OF THE LENDERS UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING DOCUMENTS WITH RESPECT TO THE OBLIGATIONS, OTHER THAN THE UK OBLIGATIONS, SHALL BE MADE IN US DOLLARS (UNLESS OTHERWISE AGREED TO OR REQUIRED BY THE AGENT OR ANY LENDER), WITHOUT SET-OFF OR COUNTERCLAIM AND FREE AND CLEAR OF, AND WITHOUT DEDUCTION FOR OR ON ACCOUNT OF, ANY PRESENT OR FUTURE INCOME, STAMP OR OTHER TAXES, LEVIES, IMPOSTS, DUTIES, CHARGES, FEES, DEDUCTIONS, WITHHOLDINGS OR RESTRICTIONS OR CONDITIONS OF ANY NATURE WHATSOEVER NOW OR HEREAFTER IMPOSED, LEVIED, COLLECTED, WITHHELD OR ASSESSED AGAINST THE BORROWER, OTHER THAN INCOME AND FRANCHISE TAXES IMPOSED ON ANY LENDER (THE "ASSESSMENTS"). ALL PAYMENTS TO BE MADE BY BERRY UK OR NORWICH TO NATIONSBANK UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING DOCUMENTS WITH RESPECT TO THE UK OBLIGATIONS SHALL BE MADE IN STERLING (UNLESS OTHERWISE AGREED TO OR REQUIRED BY NATIONSBANK), WITHOUT SET-OFF OR COUNTERCLAIM AND FREE AND CLEAR OF, AND WITHOUT DEDUCTION FOR OR ON ACCOUNT OF, ANY PRESENT OR FUTURE ASSESSMENTS. IF ANY ASSESSMENTS ARE IMPOSED AND REQUIRED TO BE WITHHELD FROM ANY SUCH PAYMENT, THE BORROWER, BERRY UK OR NORWICH, AS APPROPRIATE, SHALL (A) INCREASE THE AMOUNT OF SUCH PAYMENT SO THAT NATIONSBANK WILL RECEIVE A NET AMOUNT (AFTER GIVING EFFECT TO THE PAYMENT OF SUCH ADDITIONAL AMOUNT AND TO THE DEDUCTION OF ALL ASSESSMENTS) EQUAL TO THE AMOUNT DUE HEREUNDER, AND (B) PAY SUCH ASSESSMENTS TO THE APPROPRIATE TAXING AUTHORITY FOR THE ACCOUNT OF NATIONSBANK AND, AS PROMPTLY AS POSSIBLE THEREAFTER, SEND NATIONSBANK AN ORIGINAL RECEIPT (OR A COPY THEREOF THAT HAS BEEN STAMPED BY THE APPROPRIATE TAXING AUTHORITY TO CERTIFY PAYMENT) SHOWING PAYMENT THEREOF, TOGETHER WITH SUCH ADDITIONAL DOCUMENTARY EVIDENCE AS NATIONSBANK MAY FROM TIME TO TIME REASONABLY REQUIRE. IF THE BORROWER, BERRY UK OR NORWICH FAIL TO PERFORM ITS OBLIGATIONS TO THE AGENT AND/OR ANY OF THE LENDERS UNDER THE FOREGOING, THE BORROWER, BERRY UK AND NORWICH (SUBJECT TO THE LIMITATIONS OF SECTION (J) IMITATIONS ON JOINT AND SEVERAL LIABILITY FOR OBLIGATIONS. (Limitations on Liability) shall indemnify the Agent and the Lenders for any such Assessments that are paid by the Agent and/or any of the Lenders, plus all incremental Assessments, interest or penalties that may become payable as a consequence of such failure. All payments of the Obligations (other than the UK Obligations), including, without limitation, principal, interest, Prepayments, and Fees, shall be paid by the Borrower to the Agent (except as otherwise provided herein) at the Agent's office specified IN SECTION 9.1 NOTICES.
All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a Business Day, or two (2) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follow (Notices) in immediately available funds not later than 2:00 p.m. (Baltimore City Time) on the due date of such payment and all payments of the UK Obligations shall be paid by Berry UK and Norwich to NationsBank at its Sterling LIBOR Lending Office specified in Section 9.1 (Notices) in immediately available funds not later than 2:00 p.m. (London time) on the due date of such payments. All payments received by the Agent or NationsBank, as applicable, after such time shall be deemed to have been received by the Agent and/or NationsBank, as applicable, for purposes of computing interest and Fees and otherwise as of the next Business Day or Business Day, as appropriate. Payments shall not be considered received by the Agent or NationsBank, as applicable, until such payments are paid to the Agent and/or NationsBank, as applicable, in immediately available funds. This
Section 2.11.7 shall be the only Section of this Agreement pursuant to which the Borrower, Norwich or Berry UK shall be obligated to gross up any Lender for Taxes.
          (G)LIENS; SETOFF.
The Borrower hereby grants to the Agent and to the Lenders a continuing Lien for all of the Obligations (including, without limitation, the Agent's Obligations) upon any and all monies, securities, and other cash deposits of the Borrower and the proceeds thereof, now or hereafter held or received by or in transit to, the Agent, any of the Lenders, and/or any Affiliate of the Agent and/or any of the Lenders, from or for the Borrower, and also upon any and all deposit accounts (general or special) and credits of the Borrower, if any, with the Agent, any of the Lenders or any Affiliate of the Agent or any of the Lenders, at any time existing, excluding any deposit accounts held by the Borrower in its capacity as trustee for Persons who are not Affiliates or Subsidiaries of the Borrower. Berry UK and Norwich each hereby grants to NationsBank a continuing Lien for all of the UK Obligations upon any and all monies, securities, and other cash deposits of Berry UK and/or Norwich and the proceeds thereof, now or hereafter held or received by or in transit to, NationsBank and/or any Affiliate of NationsBank, from or for Berry UK and/or Norwich, and also upon any and all deposit accounts (general or special) and credits of Berry UK and/or Norwich, if any, with NationsBank or any Affiliate of NationsBank, at any time existing, excluding any deposit accounts held by Berry UK and/or Norwich in its capacity as trustee for Persons who are not Affiliates or Subsidiaries of the Borrower, Berry UK or Norwich. Without implying any limitation on any other rights the Agent and/or any of the Lenders may have under the Financing Documents or applicable Laws, during the continuance of an Event of Default, the Agent is hereby authorized by the Borrower at any time and from time to time, without notice to the Borrower, to set off, appropriate and apply any or all items hereinabove referred to against all Obligations (including, without limitation, the Agent's Obligations) then outstanding (whether or not then due), all in such order and manner as shall be determined by the Agent in its sole and absolute discretion.
          (H)REQUIREMENTS OF LAW.
IN THE EVENT THAT ANY LENDER SHALL HAVE DETERMINED IN GOOD FAITH THAT (A) THE ADOPTION OF ANY LAWS AFTER THE CLOSING DATE REGARDING CAPITAL ADEQUACY, OR (B) ANY CHANGE IN OR IN THE INTERPRETATION OR APPLICATION OF ANY LAWS, OR (C) COMPLIANCE BY SUCH LENDER OR ANY CORPORATION CONTROLLING SUCH LENDER WITH ANY REQUEST OR DIRECTIVE REGARDING CAPITAL ADEQUACY (WHETHER OR NOT HAVING THE FORCE OF LAW) FROM ANY CENTRAL BANK OR GOVERNMENTAL AUTHORITY, DOES OR SHALL HAVE THE EFFECT OF REDUCING THE RATE OF RETURN ON THE CAPITAL OF SUCH LENDER OR ANY CORPORATION CONTROLLING SUCH LENDER, AS A CONSEQUENCE OF THE OBLIGATIONS OF THE SUCH LENDER HEREUNDER TO A LEVEL BELOW THAT WHICH SUCH LENDER OR ANY CORPORATION CONTROLLING SUCH LENDER WOULD HAVE ACHIEVED BUT FOR SUCH ADOPTION, CHANGE OR COMPLIANCE (TAKING INTO CONSIDERATION THE POLICIES OF SUCH LENDER AND THE CORPORATION CONTROLLING SUCH LENDER, WITH RESPECT TO CAPITAL ADEQUACY) BY AN AMOUNT DEEMED BY SUCH LENDER TO BE MATERIAL, THEN FROM TIME TO TIME, AFTER SUBMISSION BY SUCH LENDER TO THE BORROWER OF A WRITTEN REQUEST THEREFOR AND A STATEMENT OF THE BASIS FOR SUCH DETERMINATION, THE BORROWER SHALL PAY TO SUCH LENDER SUCH ADDITIONAL AMOUNT OR AMOUNTS IN ORDER TO COMPENSATE FOR SUCH
REDUCTION.   THE AGENT AND THE LENDERS AGREE THAT THE BORROWER SHALL BE
ENTITLED, AT ITS OPTION, TO REQUIRE THAT ANY LENDER WHICH DEMANDS PAYMENT OF ANY AMOUNTS UNDER THIS SECTION (H) REQUIREMENTS OF LAW. assign one hundred percent (100%) of its Commitments and Obligations to one or more other lenders or financial institutions as shall be acceptable to the Borrower and the Agent; provided that any such assignment is effected in accordance with the provisions of ASSIGNMENTS BY LENDERS.
Any Lender may, with the prior written consent of the Agent and the Borrower, but without notice to or consent of any other Lender, which consent shall not be unreasonably withheld, delayed or conditioned, assign to any Person (each an "Assignee" and collectively, the "Assignees") all or a portion of such Lender's Commitments; provided that (a) the amount assigned by such Lender must be at least equal to Five Million Dollars ($5,000,000), (b) after giving effect to such assignment, such Lender must continue to hold a Pro Rata Share of the Commitments at least equal to Ten Million Dollars ($10,000,000), unless such Lender has assigned one hundred percent (100%) of such Lender's Commitments, and (c) any amount assigned shall be divided pro rata among such Lenders' Pro Rata Share of the Commitments and Obligations. NationsBank agrees that if at any time NationsBank sells one hundred percent (100%) of all of its Commitments, NationsBank shall resign as Agent and the remaining Lenders shall select a replacement Agent in accordance with the provisions of this Agreement. In addition, NationsBank agrees that for so long as NationsBank is the Agent, unless otherwise agreed by the Lenders, NationsBank shall continue to hold a Pro Rata Share of the Commitments at least equal to the Pro Rata Share of the Lender (other than NationsBank) having the highest Pro Rata Share of the Commitments. Any Lender which elects to make such an assignment shall pay to the Agent, for the exclusive benefit of the Agent, an administrative fee for processing each such assignment in the amount of Three Thousand Five Hundred Dollars ($3,500). Such Lender and its Assignee shall notify the Agent and the Borrower in writing of the date on which the assignment is to be effective (the "Adjustment Date"). On or before the Adjustment Date, the assigning Lender, the Agent, the Borrower and the respective Assignee shall execute and deliver a written assignment agreement in a form acceptable to the Agent, which shall constitute an amendment to this Agreement to the extent necessary to reflect such assignment. Upon the request of any assigning Lender following an assignment made in accordance with this ASSIGNMENTS BY LENDERS., the Borrower, Berry UK and Norwich shall issue new Notes to the assigning Lender and its Assignee reflecting such assignment, in exchange for the existing Notes held by the assigning Lender. (Assignments by Lenders).
          (I)FUNDS TRANSFER SERVICES.
(i)The Borrower, Berry UK and Norwich acknowledge that the Agent has made available to the Borrower, Berry UK and Norwich, the Agent's Wire Transfer Procedures a copy of which is attached to this Agreement as EXHIBIT B and which includes a description of security procedures regarding funds transfers executed by the Agent or an Affiliate bank at the request of the Borrower (the "Security Procedures"). The Borrower, Berry UK, Norwich and the Agent agree that the Security Procedures are commercially reasonable. The Borrower, Berry UK and Norwich further acknowledge that the full scope of the Security Procedures which the Agent or such Affiliate bank offers and strongly recommends is available only if the Borrower, Berry UK and Norwich communicates directly with the Agent or such Affiliate bank as applicable in accordance with said procedures. If the Borrower, Berry UK or Norwich attempts to communicate by any other method or otherwise not in accordance with the Security Procedures, the Agent or such Affiliate bank, as applicable, shall not be required to execute such instructions, but if the Agent or such Affiliate bank, as applicable, does so, the Borrower, Berry UK and Norwich will be deemed to have refused the Security Procedures that the Agent or such Affiliate bank as applicable offers and strongly recommends, and the Borrower, Berry UK and Norwich will be bound by any funds transfer, whether or not authorized, which is issued in the name of the Borrower, Berry UK and/or Norwich and accepted by the Agent or such Affiliate bank, as applicable, in good faith. The Agent or such Affiliate bank, as applicable, may modify Wire Transfer Procedures upon notice to the Borrower, including, without limitation, the Security Procedures at such time or times and in such manner as the Agent or such Affiliate bank, as applicable, in its reasonable discretion, deems appropriate to meet prevailing standards of good banking practice. By continuing to use the Agent's or such Affiliate bank's, as applicable, wire transfer services after receipt of any modification of the Wire Transfer procedures including, without limitation, the Security Procedures, the Borrower, Berry UK and Norwich agree that the Security Procedures, as modified, are likewise commercially reasonable. Neither the Agent nor any Affiliate bank is responsible for detecting any error in payment order sent by the Borrower, Berry UK or Norwich to the Agent or any of the Lenders unless due to the willful misconduct or gross negligence of the Agent or any such Affiliate bank.
(ii) The Agent or such Affiliate bank, as applicable, will generally use the Fedwire funds transfer system for domestic funds transfers, and the funds transfer system operated by the Society for Worldwide International Financial Telecommunication (SWIFT) for international funds transfers. International funds transfers may also be initiated through the Clearing House InterBank Payment System (CHIPs) or international cable. However, the Agent or such Affiliate bank, as applicable, may use any means and routes that the Agent or such Affiliate bank, as applicable, in its reasonable discretion, may consider suitable for the transmission of funds. Each payment order, or cancellation thereof, carried out through a funds transfer system or a clearinghouse will be governed by all applicable funds transfer system rules and clearing house rules and clearing arrangements, whether or not the Agent or such Affiliate bank, as applicable, is a member of the system, clearinghouse or arrangement and the Borrower, Berry UK and Norwich acknowledge that the Agent's or such Affiliate bank's, as applicable, right to reverse, adjust, stop payment or delay posting of an executed payment order is subject to the laws, regulations, rules, circulars and arrangements described herein.
          (J) LIMITATIONS ON JOINT AND SEVERAL LIABILITY FOR OBLIGATIONS. Notwithstanding anything to the contrary contained in this Agreement or in any of the other Financing Documents, Berry UK and Norwich shall be liable for payment and performance only of (i) the UK Revolving Loan and the UK Term Loans (including principal and interest) and (iii) those Fees and Enforcement Costs attributable solely to any of the foregoing (the "UK Obligations"). The Borrower shall be jointly and severally liable for all of the Obligations, including, without limitation, the UK Obligations.
SECTION 2.12   SETTLEMENT AMONG LENDERS.
          (A)TERM LOANS; SPECIAL SOURCE BOND.
The Agent shall pay to each Lender on each date on which a payment of principal and/or interest on the Term Loans and/or Special Source Bond, such Lender's ratable share of all payments received by the Agent in immediately available funds on account of the Term Loans and/or the Special Source Bond, net of any amounts payable by such Lender to the Agent, by wire transfer of same day funds; the amount payable to each Lender shall be based on the principal amount of the Term Loans owing to such Lender and the Lender's Pro Rata Share of the Special Source Bond Obligations, respectively.
          (B)REVOLVING LOAN.
It is agreed that each Lender's Net Outstandings are intended by the Lenders to be equal at all times to such Lender's Revolving Credit Pro Rata Share of the aggregate outstanding principal amount of the Revolving Loan outstanding, including, without limitation, unpaid and accrued interest thereon. Notwithstanding such agreement, the several and not joint obligation of each Lender to fund the Revolving Loan made in accordance with the terms of this Agreement ratably in accordance with such Lender's Revolving Credit Pro Rata Share, and each Lender's right to receive its ratable share of principal and interest payments on the Revolving Loan in accordance with its Revolving Credit Pro Rata Share, the Lenders agree that in order to facilitate the administration of this Agreement and the Financing Documents that settlement among them may take place on a periodic basis in accordance with the provisions of this Section (B) REVOLVING LOAN..
          (C)SETTLEMENT PROCEDURES AS TO REVOLVING LOAN.
(I) IN GENERAL. To the extent and in the manner hereinafter provided in this Section (C) SETTLEMENT PROCEDURES AS TO REVOLVING LOAN., settlement among the Lenders as to the Revolving Loan may occur periodically on Settlement Dates determined from time to time by the Agent, which may occur before or after the occurrence or during the continuance of a Default or Event of Default and whether or not all of the conditions set forth in SECTION 5.2 CONDITIONS TO ALL EXTENSIONS OF CREDIT. (Conditions to All Extensions of Credit) have been met. On each Settlement Date payments shall be made by or to the Lenders in the manner provided in this Section (C) SETTLEMENT PROCEDURES AS TO REVOLVING LOAN. in accordance with the Settlement Report delivered by the Agent pursuant to the provisions of this Section (C) SETTLEMENT PROCEDURES AS TO REVOLVING LOAN. in respect of such Settlement Date so that as of each Settlement Date, and after giving effect to the transactions to take place on such Settlement Date, each Lender's Net Outstandings shall equal such Lender's Revolving Credit Pro Rata Share of the Revolving Loan outstanding.
(II)SELECTION OF SETTLEMENT DATES. If the Agent elects, in its discretion, but subject to the consent of NationsBank, to settle accounts among the Lenders with respect to principal amounts of Revolving Loan less frequently than each Business Day, then the Agent shall designate periodic Settlement Dates which may occur on any Business Day after the Closing Date; provided, however, that the Agent shall designate as a Settlement Date any Business Day which is payment date; and provided further, that a Settlement Date shall occur at least once during each seven-day period. The Agent shall designate a Settlement Date by delivering to each Lender a Settlement Report not later than 12:00 noon (Baltimore City Time) on the proposed Settlement Date, which Settlement Report shall be with respect to the period beginning on the next preceding Settlement Date and ending on such designated Settlement Date.
(III)NON-RATABLE LOANS AND PAYMENTS. Between Settlement Dates, the Agent shall request and NationsBank may (but shall not be obligated to) advance to the Borrower out of NationsBank's own funds, the entire principal amount of any advance under the Revolving Loan requested or deemed requested pursuant to Section (B) PROCEDURE FOR MAKING ADVANCES UNDER THE REVOLVING LOAN. (Procedure for Making Advances) (any such advance under the Revolving Loan being referred to as a "Non-Ratable Loan"). The making of each Non-Ratable Loan by NationsBank shall be deemed to be a purchase by NationsBank of a 100% participation in each other Lender's Revolving Credit Pro Rata Share of the amount of such Non-Ratable Loan. All payments of principal, interest and any other amount with respect to such Non-Ratable Loan shall be payable to and received by the Agent for the account of NationsBank. Upon demand by NationsBank, with notice to the Agent, each other Lender shall pay to NationsBank, as the repurchase of such participation, an amount equal to 100% of such Lender's Revolving Credit Pro Rata Share of the principal amount of such Non-Ratable Loan. Any payments received by the Agent between Settlement Dates which in accordance with the terms of this Agreement are to be applied to the reduction of the outstanding principal balance of Revolving Loan shall be paid over to and retained by NationsBank for such application, and such payment to and retention by NationsBank shall be deemed, to the extent of each other Lender's Revolving Credit Pro Rata Share of such payment, to be a purchase by each such other Lender of a participation in the advance under the Revolving Loan (including the repurchase of participations in Non-Ratable Loans) made by NationsBank. Upon demand by another Lender, with notice thereof to the Agent, NationsBank shall pay to the Agent, for the account of such other Lender, as a repurchase of such participation, an amount equal to such other Lender's Revolving Credit Pro Rata Share of any such amounts (after application thereof to the repurchase of any participations of NationsBank in such other Lender's Revolving Credit Pro Rata Share of any Non-Ratable Loans) paid only to NationsBank by the Agent.
(IV)NET DECREASE IN OUTSTANDINGS. If on any Settlement Date the increase, if any, in the dollar amount of any Lender's Net Outstandings which is required to comply with the first sentence of Section (B)REVOLVING LOAN. (Revolving Loan) is less than such Lender's Revolving Credit Pro Rata Share (and/or UK Revolving Credit Pro Rata Share, as appropriate) of amounts received by the Agent but paid only to NationsBank since the next preceding Settlement Date, such Lender and the Agent, in their respective records, shall apply such Lender's Revolving Credit Pro Rata Share of such amounts to the increase in such Lender's Net Outstandings, and NationsBank shall pay to the Agent, for the account of such Lender, the excess allocable to such Lender.
(V)NET INCREASE IN OUTSTANDINGS. If on any Settlement Date the increase, if any, in the dollar amount of any Lender's Net Outstandings which is required to comply with the first sentence of Section (B) REVOLVING LOAN. (Revolving Loan) exceeds such Lender's Revolving Credit Pro Rata Share of amounts received by the Agent but paid only to NationsBank since the next preceding Settlement Date, such Lender and the Agent, in their respective records, shall apply such Lender's Revolving Credit Pro Rata Share of such amounts to the increase in such Lender's Net Outstandings, and such Lender shall pay to the Agent, for the account of NationsBank, any excess.
(VI)NO CHANGE IN OUTSTANDINGS. If a Settlement Report indicates that no advance under the Revolving Loan has been made during the period since the next preceding Settlement Date, then such Lender's Revolving Credit Pro Rata Share of any amounts received by the Agent but paid only to NationsBank shall be paid by NationsBank to the Agent, for the account of such Lender. If a Settlement Report indicates that the increase in the dollar amount of a Lender's Net Outstandings which is required to comply with the first sentence of Section (B) REVOLVING LOAN. (Revolving Loan) is exactly equal to such Lender's Revolving Credit Pro Rata Share of amounts received by the Agent but paid only to NationsBank since the next preceding Settlement Date, such Lender and the Agent, in their respective records, shall apply such Lender's Revolving Credit Pro Rata Share of such amounts to the increase in such Lender's Net Outstandings.
(VII) RETURN OF PAYMENTS. If any amounts received by NationsBank in respect of the Obligations are later required to be returned or repaid by NationsBank to the Borrower or any other obligor or their respective representatives or successors in interest, whether by court order, settlement or otherwise, in excess of the NationsBank's Revolving Credit Pro Rata Share of all such amounts required to be returned by all Lenders, each other Lender shall, upon demand by NationsBank with notice to the Agent, pay to the Agent for the account of NationsBank, an amount equal to the excess of such Lender's Revolving Credit Pro Rata Share of all such amounts required to be returned by all Lenders over the amount, if any, returned directly by such Lender.
(viii)Payments to Agent, Lenders.
               (E)Payment by any Lender to the Agent shall be made not later than 4:00 p.m. (Baltimore City Time) on the Business Day such payment is due, provided that if such payment is due on demand by another Lender, such demand is made on the paying Lender not later than 12:00 p.m. (Baltimore City Time) on such Business Day. Payment by the Agent to any Lender shall be made by wire transfer, promptly following the Agent's receipt of funds for the account of such Lender and in the type of funds received by the Agent, provided that if the Agent receives such funds at or prior to 12:00 p.m. noon (Baltimore City
Time), the Agent shall pay such funds to such Lender by 4:00 p.m. (Baltimore City Time) on such Business Day. If a demand for payment is made after the applicable time set forth above, the payment due shall be made by 4:00 p.m. (Baltimore City Time) on the first Business Day following the date of such demand.
               (F)If a Lender shall, at any time, fail to make any payment to the Agent required hereunder, the Agent may, but shall not be required to, retain payments that would otherwise be made to such Lender hereunder and apply such payments to such Lender's defaulted obligations hereunder, at such time, and in such order, as the Agent may elect in its sole discretion. In addition, if a Lender shall default in its obligation to fund its Pro Rata Share of any requested advance of the Revolving Loan and the Agent elects not to fund such defaulting Lender's Pro Rata Share of that advance, then the defaulting Lender, at the Agent's option, shall not be entitled to receive any payments of principal of or interest on its Pro Rata Share of any of the Obligations or its Pro Rata Share of any Fees, unless and until (A) all of the Obligations have been paid in full or (B) the defaulting Lender cures its default by funding its Pro Rata Share of the requested Revolving Loan advance. Interest and Fees which would be payable to the defaulting Lender except for the provisions of this subsection, instead shall be payable to the other Lenders in accordance with their respective Pro Rata Shares. In addition, for so long as the defaulting Lender shall remain in default under its obligations under this Agreement, for purposes of voting on matters with respect to this Agreement and/or any of the Financing Documents, such defaulting Lender shall be deemed not to be a "Lender" and such Lender's Pro Rata Share of the Commitments and the Obligations shall be deemed to be zero. No Commitment of any Lender shall be increased or otherwise affected by the default of any other Lender nor shall the Agent have any obligation to fund any amounts not funded by a defaulting Lender.
               (G)With respect to the payment of any funds under this Section
(C) SETTLEMENT PROCEDURES AS TO REVOLVING LOAN., whether from the Agent to a Lender or from a Lender to the Agent, the party failing to make full payment when due pursuant to the terms hereof shall, upon demand by the other party, pay such amount together with interest on such amount at the Federal Funds Rate.
          (D)SETTLEMENT OF OTHER OBLIGATIONS.
All other amounts received by the Agent on account of, or applied by the Agent to the payment of, any Obligation owed to the Lenders (including, without limitation, Fees payable to the Lenders and proceeds from the sale of, or other realization upon, all or any part of the Collateral following an Event of Default) that are received by the Agent not later than 11:00 a.m. (Baltimore City Time) on a Business Day will be paid by the Agent to each Lender on the same Business Day, and any such amounts that are received by the Agent after 11:00 a.m. (Baltimore City Time) will be paid by the Agent to each Lender on the following Business Day. Unless otherwise stated herein, the Agent shall distribute Fees payable to the Lenders ratably to the Lenders based on each Lender's Revolving Credit Pro Rata Share and shall distribute proceeds from the sale of, or other realization upon, all or any part of the Collateral following an Event of Default ratably to the Lenders based on the amount of the Obligations then owing to each Lender.
          (E)PRESUMPTION OF PAYMENT.
(i)Unless the Agent shall have received notice from a Lender prior to 12:00 p.m. noon (Baltimore City Time) on the date of the requested date for the making of advances under the Revolving Loan or prior to 12:00 p.m. noon (Baltimore City Time) that such Lender will not make available to the Agent, such Lender's Revolving Credit Pro Rata Share of the advances to be made on such date, the Agent may assume that such Lender has made such amount available to the Agent on such date in accordance with this Section (e) Presumption of Payment., and the Agent, in its sole discretion may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount on behalf of such Lender.
(ii)If and to the extent such Lender shall not have so made available to the Agent its Revolving Credit Pro Rata Share of the advances under the Revolving Loan made on such date, and the Agent shall have so made available to the Borrower a corresponding amount on behalf of such Lender, such Lender shall, on demand, pay to the Agent such corresponding amount, together with interest thereon, at the Federal Funds Rate, for each day from the date such corresponding amount shall have been so available by the Agent to the Borrower until the date such amount shall have been repaid to the Agent. Such Lender shall not be entitled to payment of any interest which accrues on the amount made available by the Agent to the Borrower for the account of such Lender until such time as such Lender reimburses the Agent for such amount, together with interest thereon, as provided in this Section (E) PRESUMPTION OF PAYMENT..
(iii) A certificate of the Agent submitted to any Lender with respect to any amounts owing to the Agent by such Lender under this Section (e) Presumption of Payment. shall be conclusive and binding on such Lender, absent manifest error. If such Lender does not pay such amounts to the Agent promptly upon the Agent's demand, the Agent shall promptly notify the Borrower of such Lender's failure to make payment, and the Borrower shall immediately repay such amounts to the Agent, together with accrued interest thereon at the applicable rate on the Revolving Loan, all without prejudice to the rights and remedies of the Agent against any defaulting Lender. Any and all amounts due and payable to the Agent by the Borrower under this Section (e) Presumption of Payment. constitute and shall be part of the Agent's Obligations.
(iv) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Agent that the Borrower will not make such payment in full, the Agent may assume that the Borrower have made such payment in full to the Agent on such date and the Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Agent and the Agent shall have distributed to any Lender all or any portion of such amount, such Lender shall repay to the Agent on demand the amount so distributed to such Lender, together with interest thereon at the Federal Funds Rate, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent.
                                  ARTICLE III
                                THE COLLATERAL
Section 3.1  DEBT AND OBLIGATIONS SECURED.
All property and Liens assigned, pledged or otherwise granted under or in connection with this Agreement (including, without limitation, those under Section 3.2 Grant of Liens.
The Borrower hereby assigns, pledges and grants to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations and to NationsBank with respect to the UK Obligations, and agrees that NationsBank, the Agent and the Lenders shall have a perfected and continuing security interest in, and Lien on, (a) all of the Borrower's Accounts, Inventory, Chattel Paper, Documents, Instruments, Equipment, Securities, and General Intangibles, whether now owned or existing or hereafter acquired or arising, (b) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an Account or Chattel Paper, (c) all insurance policies relating to the foregoing, (d) all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to the foregoing and all equipment and general intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and (e) all cash and non-cash proceeds and products of the foregoing. The Borrower further agrees that the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, shall have in respect thereof all of the rights and remedies of a secured party under the Uniform Commercial Code as well as those provided in this Agreement, under each of the other Financing Documents and under applicable Laws. Notwithstanding anything to the contrary contained herein, the Collateral shall not include any rights of the Borrower under any Capital Leases of Equipment or any other agreements if and to the extent any such Capital Leases or other agreements prohibit the collateral assignment or pledge of the Borrower's interest therein, and such prohibition has not been waived by the respective Perso (Grant of Liens)) or any of the Financing Documents shall, subject to the terms, conditions and limitations, if any, set forth in this Agreement or in any of the Financing Documents, secure
(a) the payment of all of the Obligations, including, without limitation, any and all Outstanding Letter of Credit Obligations, all Outstanding Bond Letter of Credit Obligations, all Special Source Bond Obligations, all UK Obligations and any and all Agent's Obligations, and (b) the performance, compliance with and observance by the Borrower of the provisions of this Agreement and all of the other Financing Documents or otherwise under the Obligations. The security interest and Lien of each Lender in such property shall rank equally in priority with the interest of each other Lender, but the security interest and Lien of the Agent with respect to the Agent's Obligations shall be superior and paramount to the security interest and Lien of the Lender. Notwithstanding the foregoing, the security interest and Lien of the Agent and/or any Lender with respect to any Obligations under or in connection with, any interest rate or currency swap agreements, cap, floor, and collar agreements, currency spot, foreign exchange and forward contracts and other similar agreements and arrangements permitted by the provisions of this Agreement shall be junior and subordinate to the security interest and Lien of the Agent with respect to the Agent's Obligations and junior and subordinate to the security interest and Lien of the Lender with respect to all other Obligations. In addition, notwithstanding the foregoing, the Agent and the Lenders acknowledge and agree that the Special Source Bond Obligations shall be secured by the Collateral granted to the Agent and the Lenders pursuant to Section 3.2 of this Agreement and pursuant to the Special Source Bond Security Agreement but, unless otherwise agreed to by the Borrower, shall not be secured by any of the Deeds of Trust.
The Agent, the Lenders, the Borrower, Berry UK and Norwich agree that this
Article 3 is intended to grant and govern Liens on the assets of the Borrower only and not assets of Berry UK or Norwich. The UK Security Documents are intended to grant Liens on the assets of Berry UK and Norwich to NationsBank with respect to the UK Obligations only. Any and all references to Collateral included elsewhere in this Agreement (other than in this Section) are intended to include and govern the Collateral of the Borrower, Berry UK and Norwich, whether the Liens on such Collateral arise under the provisions of this Agreement or under any of the other Security Documents (including the UK Security Documents).
SECTION 3.2GRANT OF LIENS.
The Borrower hereby assigns, pledges and grants to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations and to NationsBank with respect to the UK Obligations, and agrees that NationsBank, the Agent and the Lenders shall have a perfected and continuing security interest in, and Lien on, (a) all of the Borrower's Accounts, Inventory, Chattel Paper, Documents, Instruments, Equipment, Securities, and General Intangibles, whether now owned or existing or hereafter acquired or arising, (b) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an Account or Chattel Paper, (c) all insurance policies relating to the foregoing, (d) all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to the foregoing and all equipment and general intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and (e) all cash and non-cash proceeds and products of the foregoing. The Borrower further agrees that the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, shall have in respect thereof all of the rights and remedies of a secured party under the Uniform Commercial Code as well as those provided in this Agreement, under each of the other Financing Documents and under applicable Laws. Notwithstanding anything to the contrary contained herein, the Collateral shall not include any rights of the Borrower under any Capital Leases of Equipment or any other agreements if and to the extent any such Capital Leases or other agreements prohibit the collateral assignment or pledge of the Borrower's interest therein, and such prohibition has not been waived by the respective Person.
Without implying any limitation to the foregoing, as additional Collateral and security for the Obligations, the Borrower hereby assigns to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations and to NationsBank with respect to the UK Obligations, all of its rights, title and interest in, to, and under, the PackerWare Merger Agreement, the Virginia Design Purchase Agreement, the Venture Stock Purchase/Merger Agreement, the tax covenants, restrictive covenants and warranties of the Norwich Stock Purchase Agreement (the "Norwich Assignable Interest"), all of the PackerWare Merger Agreement Documents, all of the Virginia Design Purchase Agreement Documents, all of the Venture Stock Purchase/Merger Documents, and all of the Norwich Stock Purchase Documents, including, without limitation, all of the benefits of any representations and warranties provided by the Seller, and any and all rights of the Borrower to indemnification from the Seller or any other Person contained therein. The Borrower agrees that neither the assignment to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, nor any other provision contained in this Agreement or any of the other Financing Documents shall impose on the Agent or any of the Lenders any obligation or liability of the Borrower under the PackerWare Merger Agreement, under the Virginia Design Purchase Agreement, under the Venture Stock Purchase/Merger Agreement, under the Norwich Assignable Interest, under any of the PackerWare Merger Agreement Documents, and/or under any of the Virginia Design Purchase Agreement Documents, under any of the other Venture Stock Purchase/Merger Documents. The Borrower hereby agrees to indemnify the Agent and each of the Lenders and hold the Agent and each of the Lenders harmless from any and all claims, actions, suits, losses, damages, costs, expenses, fees, obligations and liabilities which may be incurred by or imposed upon the Agent and/or any of the Lenders by virtue of the assignment of and Lien on each of the Borrower's rights, title and interest in, to, and under the PackerWare Merger Agreement, Virginia Design Purchase Agreement, the Venture Stock Purchase/Merger Agreement, the Norwich Assignable Interest, the PackerWare Merger Agreement Documents, the Virginia Design Purchase Agreement Documents, and the Venture Stock Purchase/Merger Documents, unless due to the gross negligence or willful misconduct of the Agent and/or any of the Lenders. The Borrower further acknowledges and agrees that following the occurrence of an Event of Default, the Agent, with the consent of the Requisite Lenders, shall be entitled to enforce any and all rights and remedies available to the Borrower under the PackerWare Merger Agreement, under the Virginia Design Purchase Agreement, under the Venture Stock Purchase/Merger Agreement, under the Norwich Assignable Interest, under any or all of the PackerWare Merger Agreement Documents, under any or all of the Virginia Design Purchase Agreement Documents, under any or all of the Venture Stock Purchase/Merger Documents, , and under applicable Laws with respect to the PackerWare Merger Transaction, Virginia Design Purchase Agreement Transaction, the Venture Stock Purchase/Merger Transaction and/or the Norwich Stock Purchase Transaction.
SECTION 3.3    COLLATERAL DISCLOSURE LIST.
On or prior to the date of this Agreement, the Borrower, Berry UK and Norwich shall deliver to the Agent one or more lists (collectively, the "Collateral Disclosure List") which shall contain such information with respect to the business and real and personal property of the Borrower, Berry UK, Norwich and each Subsidiary Guarantor as of its date of delivery as the Agent may require and shall be certified by a Responsible Officer of the Borrower, Berry UK, Norwich and each Subsidiary Guarantor, as appropriate, all in the form provided to the Borrower by the Agent. Promptly after demand by the Agent, the Borrower shall furnish and shall cause Berry UK, Norwich and each Subsidiary Guarantor to furnish to the Agent an update of the information contained in the Collateral Disclosure List at any time and from time to time as may be requested by the Agent.
SECTION 3.4PERSONAL PROPERTY.
The Borrower, Berry UK and Norwich acknowledge and agree that it is the intention of the parties to this Agreement that (i) the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, except as otherwise expressly provided in Section 3.2Grant of Liens. (Grant of Liens), shall have a first priority, perfected Lien (except that the Agent acknowledges and agrees that the Lien on the Fixed and Capital Assets of the Borrower located in the State of Nevada, including, without limitation, the real property owned by the Borrower in the State of Nevada shall be a second priority Lien, subject to first priority Liens as set forth in SCHEDULE (v)
 Perfection and Priority of Collateral.
The Agent and the Lenders have, or upon execution and recording of UCC-1 financing statements and possession of Securities, Documents, Instruments, Chattel Paper and Instruments will have, and will continue to have as security for the Obligations (subject to the terms of Section 3.7 Subsidiary Guarantor Assets. (Subsidiary Guarantor Assets) and the terms of (j) Limitations on Joint and Several Liability for Obligations.(Limitations on Joint and Several Liability), a valid and perfected Lien on and security interest in all Collateral (except that the UK Collateral shall secure the UK Obligations only), free of all other Liens, claims and rights of third parties whatsoever except Permitted Liens, including, without limitation, those described on Schedule (v)
 Perfection and Priority of Collateral.), in form and substance reasonably satisfactory to the Agent and its counsel, on all of the personal property of the Borrower and of each Subsidiary Guarantor of any kind and nature whatsoever, whether now owned or hereafter acquired, as security for all of the Obligations, subject only to the Permitted Liens, if any and (ii) that NationsBank shall have a first priority, perfected Lien, in form and substance reasonably satisfactory to NationsBank and its counsel, on all of the personal property of Berry UK and Norwich of any kind and nature whatsoever, whether now owned or hereafter acquired, as security for the UK Obligations, subject only to the Permitted Liens. In furtherance of the foregoing:
          (A)SECURITIES, CHATTEL PAPER, PROMISSORY NOTES, ETC.
(i)As of the date of this Agreement and without implying any limitation on the scope of Section 3.2 Grant of Liens.
The Borrower hereby assigns, pledges and grants to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations and to NationsBank with respect to the UK Obligations, and agrees that NationsBank, the Agent and the Lenders shall have a perfected and continuing security interest in, and Lien on, (a) all of the Borrower's Accounts, Inventory, Chattel Paper, Documents, Instruments, Equipment, Securities, and General Intangibles, whether now owned or existing or hereafter acquired or arising, (b) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an Account or Chattel Paper, (c) all insurance policies relating to the foregoing, (d) all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to the foregoing and all equipment and general intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and (e) all cash and non-cash proceeds and products of the foregoing. The Borrower further agrees that the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, shall have in respect thereof all of the rights and remedies of a secured party under the Uniform Commercial Code as well as those provided in this Agreement, under each of the other Financing Documents and under applicable Laws. Notwithstanding anything to the contrary contained herein, the Collateral shall not include any rights of the Borrower under any Capital Leases of Equipment or any other agreements if and to the extent any such Capital Leases or other agreements prohibit the collateral assignment or pledge of the Borrower's interest therein, and such prohibition has not been waived by the respective Perso (Grant of Liens), the Borrower shall deliver and shall cause each Subsidiary Guarantor to deliver (or shall have delivered or caused to be delivered) to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, all originals of all of letters of credit, Securities, Chattel Paper, Documents and Instruments owned or held by the Borrower and/or any Subsidiary Guarantor, and, if the Agent so requires, shall execute and deliver and, shall cause each Subsidiary Guarantor to execute and deliver (or shall have executed and delivered or caused to be delivered), a separate pledge, assignment and security agreement in form and content acceptable to the Agent, which pledge, assignment and security agreement shall assign, pledge and grant a Lien to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations on all of the letters of credit, Securities, Chattel Paper, Documents and Instruments of the Borrower and each Subsidiary Guarantor, as the case may be. In addition, the Borrower agrees to endorse to the order of the Agent any and all Instruments that constitute or evidence all or any portion of the Collateral. As of the date of this Agreement, Berry UK and Norwich shall deliver (or shall have delivered to NationsBank, all originals of all of letters of credit, Securities, Chattel Paper, Documents and Instruments owned or held by Berry UK and/or Norwich, and, if NationsBank so requires, shall execute and deliver (or shall have executed and delivered), a separate pledge, assignment and security agreement in form and content acceptable to NationsBank, which pledge, assignment and security agreement shall assign, pledge and grant a Lien to NationsBank with respect to the UK Obligations on all of the letters of credit, Securities, Chattel Paper, Documents and Instruments of Berry UK and/or Norwich, as the case may be. In addition, Berry UK and Norwich agree to endorse to the order of NationsBank any and all Instruments that constitute or evidence all or any portion of the UK Collateral.
(ii) In the event that the Borrower or any Subsidiary Guarantor shall acquire (or have acquired) after the Closing Date any letters of credit, Securities, Chattel Paper, Documents or Instruments, the Borrower shall promptly so notify the Agent and deliver the originals of all of the foregoing to the Agent promptly and in any event within thirty (30) days of each acquisition. In the event that Berry UK or Norwich shall acquire (or have acquired) after the Closing Date any letters of credit, Securities, Chattel Paper, Documents or Instruments, Berry UK and Norwich shall promptly so notify NationsBank and deliver the originals of all of the foregoing to NationsBank promptly and in any event within thirty (30) days of each acquisition.
(iii) All letters of credit, Securities, Chattel Paper, Documents and Instruments to be delivered hereunder shall be delivered to the Agent and/or NationsBank, as applicable, endorsed and/or assigned as required by the pledge, assignment and security agreement and/or as the Agent and/or NationsBank, as applicable, may require and, if applicable, shall be accompanied by blank irrevocable and unconditional stock or bond powers.
          (B) PATENTS, COPYRIGHTS AND OTHER PROPERTY REQUIRING ADDITIONAL STEPS TO PERFECT.
As of the date of this Agreement and without implying any limitation on the scope of Section 3.2 Grant of Liens. (Grant of Liens), the Borrower shall execute and deliver and, shall cause each Subsidiary Guarantor, as appropriate, to execute and deliver (or shall have executed and delivered or caused to be executed and delivered), all Financing Documents and take all actions requested by the Agent in order to perfect a first priority assignment of Patents, Copyrights, Trademarks, customer lists or any other type or kind of intellectual property acquired by the Borrower or any Subsidiary Guarantor after the Closing Date. As of the date of this Agreement, Berry UK and Norwich shall execute and deliver (or shall have executed and delivered), all Financing Documents and take all actions reasonably requested by NationsBank in order to perfect a first priority assignment of Patents, Copyrights, Trademarks, customer lists or any other type or kind of intellectual property acquired by Berry UK and/or Norwich after the Closing Date.
SECTION 3.5    RECORD SEARCHES.
As of the Closing Date and thereafter, as determined by the Agent, at the time any Financing Document is executed and delivered by the Borrower, Berry UK, Norwich or any Subsidiary Guarantor pursuant to this THE COLLATERAL or any other Section of this Agreement, the Agent shall, in its reasonable discretion and if requested, have received, in form and substance satisfactory to the Agent, such Lien or record searches with respect to the Borrower, Berry UK, Norwich, each Subsidiary Guarantor and/or any other Person who may be an obligor or pledgor with respect to any of the Obligations, as appropriate, and the property covered by such Financing Document showing that the Lien of such Financing Document will be a perfected first priority Lien on the property covered by such Financing Document subject only to Permitted Liens or to such other Liens or matters as the Agent may approve. Notwithstanding the foregoing, the Agent acknowledges and agrees that the Borrower shall be obligated to reimburse the Agent only for actual out-of-pocket costs and expenses relating to Lien and record searches and only to the extent ordered by the Agent (a) one-time only after the Closing Date to confirm the due filing and Lien priority of the Agent and the Lenders, (b) not more frequently than once in any given calendar year after the Closing Date prior to the occurrence of a Default or an Event of Default, and (c) in addition, at any time following the occurrence of a Default or an Event of Default.
SECTION 3.6REAL PROPERTY.
The Borrower acknowledges and agrees that it is the intention of the parties to this Agreement that the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, shall have a first priority, perfected Lien, in form and substance satisfactory to the Agent and its counsel, on all real property of any kind and nature whatsoever, whether now owned or hereafter acquired by the Borrower or any Subsidiary Guarantor, subject only to the Permitted Liens, excluding, however, any real property leased by the Borrower or any Subsidiary Guarantor. Berry UK and Norwich acknowledge and agree that it is the intention of the parties to this Agreement that NationsBank shall have a first priority, perfected Lien, in form and substance satisfactory to NationsBank and its counsel, on all real property of any kind and nature whatsoever, whether now owned or hereafter acquired by Berry UK or Norwich, subject only to the Permitted Liens and to the limitations on liability set forth in (j) Limitations on Joint and Several Liability for Obligations. (Limitations on Joint and Several Liability), if any, and subject to the provisions of Section 3.7 below, excluding, however, any real property leased by Berry UK or Norwich.
WITH RESPECT TO EACH PARCEL OF REAL PROPERTY NOW OWNED BY THE BORROWER, BERRY UK, NORWICH AND/OR A SUBSIDIARY GUARANTOR ), THE BORROWER, BERRY UK AND NORWICH, AS APPROPRIATE, SHALL EXECUTE AND DELIVER AND, SUBJECT TO THE TERMS OF
SECTION 3.7 SUBSIDIARY GUARANTOR ASSETS.
The Borrower agrees that all Obligations are and shall continue to be fully and unconditionally and jointly and severally guaranteed by each Subsidiary Guarantor and that the joint and several obligations of each Subsidiary Guarantor under the Guaranty are and shall continue to be secured by a first priority Lien (subject only to Permitted Liens) on all Assets and properties of each Subsidiary Guarantor (Subsidiary Guarantor Assets), shall cause each Subsidiary Guarantor, as appropriate, to execute and deliver (or to have executed and delivered), as of the date of this Agreement, a deed of trust or a mortgage or other document, including, any amendments or confirmations of the existing Deeds of Trust as may be required by the Agent or NationsBank, as appropriate, which deed of trust, mortgage and/or other document shall be included among the Financing Documents. With respect to real property acquired in fee by the Borrower, Berry UK, Norwich or any Subsidiary Guarantor after the Closing Date (whether by merger or otherwise), the Borrower, Berry UK and/or Norwich, as appropriate, shall grant and, subject to the terms of Section 3.7 Subsidiary Guarantor Assets.
The Borrower agrees that all Obligations are and shall continue to be fully and unconditionally and jointly and severally guaranteed by each Subsidiary Guarantor and that the joint and several obligations of each Subsidiary Guarantor under the Guaranty are and shall continue to be secured by a first priority Lien (subject only to Permitted Liens) on all Assets and properties of each Subsidiary Guarantor (Subsidiary Guarantor Assets), shall cause each Subsidiary Guarantor, as appropriate, to grant (or shall have granted or caused to be granted), promptly after acquisition thereof, a Lien covering such real property to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations or to NationsBank, as appropriate, under the provisions of a mortgage, deed of trust or other document, as appropriate. Each Financing Document to be executed and delivered pursuant hereto shall:
          (a)be in form and substance reasonably satisfactory to the Agent and NationsBank, as appropriate;
          (b)create a first priority Lien in such real property in favor of the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations or in favor of NationsBank, as appropriate, subject only to Permitted Liens, zoning ordinances, and such other matters as the Agent and/or NationsBank, as applicable, may approve, but subject to the limitations set forth on liability in Section (J)LIMITATIONS ON JOINT AND SEVERAL LIABILITY FOR OBLIGATIONS. (Limitations on Joint and Several Liability);
          (c)be accompanied by a current survey reasonably satisfactory in all respects to the Agent and/or NationsBank, as appropriate, of the subject real property, prepared by a registered land surveyor or engineer reasonably satisfactory to the Agent and NationsBank, as appropriate;
          (d)be accompanied by evidence reasonably satisfactory to the Agent and/or NationsBank, as appropriate, regarding the current and past pollution control practices at such real property in connection with the discharge, emission, handling, disposal or existence of Hazardous Materials, which may include, at the Agent's or NationsBank's request, an environmental audit of such real property prepared by a person or firm reasonably acceptable to the Agent and/or NationsBank, as applicable;
          (e)be accompanied by a mortgagee's title insurance policy or marked-up commitment or binder for such insurance in form and substance reasonably satisfactory to the Agent and issued by a title insurance company reasonably satisfactory to the Agent, except for any real property located in a jurisdiction outside of the United States unless mortgagee's title insurance coverage is customary in such jurisdiction; and
          (f)upon request of the Agent or NationsBank, be accompanied by a signed opinion of counsel addressed to the Agent and each of the Lenders or NationsBank, as appropriate, in form and substance reasonably satisfactory to the Agent and NationsBank, as applicable.
SECTION 3.7SUBSIDIARY GUARANTOR ASSETS.
The Borrower agrees that all Obligations are and shall continue to be fully and unconditionally and jointly and severally guaranteed by each Subsidiary Guarantor and that the joint and several obligations of each Subsidiary Guarantor under the Guaranty are and shall continue to be secured by a first priority Lien (subject only to Permitted Liens) on all Assets and properties of each Subsidiary Guarantor.
SECTION 3.8COSTS.
The Borrower agrees to pay, as part of the Enforcement Costs and to the fullest extent permitted by applicable Laws, on demand all reasonable costs, fees and expenses incurred by the Agent and/or any of the Lenders in connection with the taking, perfection, preservation, protection and/or release of a Lien on the Collateral, including, without limitation, with respect to all actions required to effect any of the provisions of Section 3.7 Subsidiary Guarantor Assets.
The Borrower agrees that all Obligations are and shall continue to be fully and unconditionally and jointly and severally guaranteed by each Subsidiary Guarantor and that the joint and several obligations of each Subsidiary Guarantor under the Guaranty are and shall continue to be secured by a first priority Lien (subject only to Permitted Liens) on all Assets and properties of each Subsidiary Guarantor. Section 3.7Subsidiary Guarantor Assets.
The Borrower agrees that all Obligations are and shall continue to be fully and unconditionally and jointly and severally guaranteed by each Subsidiary Guarantor and that the joint and several obligations of each Subsidiary Guarantor under the Guaranty are and shall continue to be secured by a first priority Lien (subject only to Permitted Liens) on all Assets and properties of each Subsidiary Guarantor (Subsidiary Guarantor Assets), and any of the following:
          (a)customary reasonable fees and expenses incurred by the Agent and/or any of the Lenders in preparing, reviewing, negotiating and finalizing the Financing Documents from time to time (including, without limitation, reasonable attorneys' fees incurred in connection with preparing, reviewing, negotiating, and finalizing any of the Financing Documents, including, any amendments and supplements thereto);
          (b)all filing and/or recording taxes or fees;
          (c)all title insurance premiums and costs;
          (d)all costs of Lien and record searches;
          (e)reasonable attorneys' fees in connection with all legal opinions required;
          (f)appraisal and/or survey costs; and
          (g)all related reasonable costs, fees and expenses.
SECTION 3.9RELEASE.
Upon the payment and performance of all Obligations of the Borrower, Berry UK, Norwich and all obligations and liabilities of each other Subsidiary Guarantor, under this Agreement and/or under any or all other Financing Documents, the termination and/or expiration of all of the Commitments, all Letters of Credit, all Bond Letters of Credit, all Outstanding Bond Letter of Credit Obligations, and all Outstanding Letter of Credit Obligations, upon the Borrower's request and at the Borrower's sole cost and expense, the Agent shall release and/or terminate the Liens of any and all of the Financing Documents.
SECTION 3.10INCONSISTENT PROVISIONS.
In the event that the provisions of any Financing Document directly conflict with any provision of this Agreement, the provisions of this Agreement shall govern.
                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES
SECTION 4.1REPRESENTATIONS AND WARRANTIES.
The Borrower, Berry UK and Norwich each represents and warrants to the Agent and the Lenders, as follows:
          (A)SUBSIDIARIES.
The Borrower, Berry UK and Norwich owns the Subsidiaries listed on the Collateral Disclosure List attached hereto and made a part hereof and no others, as updated from time to time pursuant to the provisions of this Agreement. Each of the Subsidiaries is a Wholly Owned Subsidiary except as shown on the Collateral Disclosure List, as updated from time to time pursuant to the provisions of this Agreement, which correctly indicates the nature and amount of the Borrower's, Berry UK's and/or Norwich's ownership interests therein, as applicable.
          (B)GOOD STANDING.
Each of the Borrower and its Subsidiaries (a) is a corporation duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has the corporate power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary or where such non-qualification would have a materially adverse effect on the Borrower and its Subsidiaries taken as a whole or would otherwise impair the ability of the Agent to collect or realize upon any of the Collateral.
          (C)POWER AND AUTHORITY.
Each of the Borrower and its Subsidiaries has full corporate power and authority to execute and deliver this Agreement, the other Financing Documents, and the Norwich Stock Purchase Documents to which it is a party, to make the borrowings and request Letters of Credit and Bond Letters of Credit under this Agreement, to close and consummate each aspect of the Norwich Stock Purchase Transaction, as appropriate and to incur and perform the Obligations whether under this Agreement, the other Financing Documents, the Norwich Stock Purchase Documents, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of shareholders or any creditors of the Borrower or any Subsidiary, and no consent, approval, filing or registration with or notice to any Governmental Authority on the part of the Borrower or any Subsidiary, is required as a condition to the execution, delivery, validity or enforceability of this Agreement, the other Financing Documents, any of the Norwich Stock Purchase Documents, the performance by the Borrower of the Obligations or the closing and consummation of the Norwich Stock Purchase Transaction, in each case, if required, the same has been duly obtained.
          (D)

BINDING AGREEMENTS.
This Agreement and the other Financing Documents executed and delivered by the Borrower and/or any of its Subsidiaries have been properly executed and delivered and constitute the valid and legally binding obligations of the Borrower and its Subsidiaries, respectively, and are fully enforceable against the Borrower and its Subsidiaries in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applications affecting the rights and remedies of creditors and secured parties, and general principles of equity regardless of whether applied in a proceeding in equity or at law.
          (E)NO CONFLICTS.
Neither the execution, delivery and performance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by the Borrower or any of the Subsidiaries nor the consummation of the transactions contemplated by this Agreement will conflict with, violate or be prevented by
(a) the charter or bylaws of the Borrower or any of the Subsidiaries, (b) any existing mortgage, indenture, contract or agreement binding on the Borrower or any of the Subsidiaries or affecting any of its or their property, or (c) any Laws.
          (F)NO DEFAULTS, VIOLATIONS. AS OF THE DATE OF THIS AGREEMENT:
          (i)No Default or Event of Default has occurred and is continuing.
(i)Neither the Borrower nor any of the Subsidiaries is in material default under any existing mortgage, indenture, contract or agreement binding on it or them or affecting its or their property in any respect which would be materially adverse to the business, operations, property or financial condition of the Borrower and the Subsidiaries, taken as a whole, or which would materially adversely affect the ability of the Borrower and the Subsidiaries, taken as a whole to perform their obligations under this Agreement or under any of the other Financing Documents to which the Borrower and/or any of the Subsidiaries is a party.
          (G)COMPLIANCE WITH LAWS.
Neither the Borrower nor any of the Subsidiaries is in violation of any applicable Laws (including, without limitation, any Laws relating to employment practices, to environmental, occupational and health standards and controls) or order, writ, injunction, decree or demand of any court, arbitrator, or any Governmental Authority affecting the Borrower, any Subsidiary or any of its or their properties, the violation of which, considered in the aggregate, would materially adversely affect the business, operations or properties of the Borrower and/or any Subsidiary taken as a whole.
          (H)MARGIN STOCK.
None of the proceeds of the Loans will be used, directly or indirectly, by the Borrower or any Subsidiary for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any "margin security" within the meaning of Regulation G (12 CFR Part 207), or "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System or for any other purpose which would make the transactions contemplated in this Agreement a "purpose credit" within the meaning of said Regulation G or Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.
          (I)INVESTMENT COMPANY ACT; MARGIN SECURITIES.
Neither the Borrower nor any Subsidiary is an investment company within the meaning of the Investment Company Act of 1940, as amended, nor is it, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company within the meaning of said Act. Neither the Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin security" within the meaning of Regulation G (12 CFR Part 207), or "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System.
          (J)LITIGATION.
Except as otherwise disclosed on SCHEDULE (J) LITIGATION. attached to and made a part of this Agreement, there are no proceedings, actions or investigations pending or, so far as the Borrower knows, threatened before or by any court, arbitrator any Governmental Authority which, in any one case or in the aggregate, if determined adversely to the interests of the Borrower or any Subsidiary, would have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective, of the Borrower or any of the Subsidiaries taken as a whole.
          (K)FINANCIAL CONDITION.
The consolidated financial statements of the Borrower and the Subsidiaries dated as of March 31, 1998, are complete and correct and fairly present the financial position of the Borrower and the Subsidiaries and the results of their operations as of the date and for the period referred to and have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved. There are no material liabilities, direct or indirect, fixed or contingent, of the Borrower or any Subsidiary as of the date of such financial statements that are not reflected therein. There has been no materially adverse change in the financial condition or operations of the Borrower or any Subsidiary since the date of such financial statements and to the Borrower's knowledge no such materially adverse change is pending. Except as permitted by the provisions of Section Investments, Loans and Other Transactions. (Investments), neither the Borrower nor any Subsidiary has guaranteed the obligations of, or made any investment in or advances to, any Person (other than the Borrower or any Subsidiary Guarantor), except as disclosed in such financial statements and except that the Borrower and/or any or all of the Subsidiary Guarantors may have guaranteed one or more leases under which the Borrower and/or a Subsidiary Guarantor is a tenant or lessee, as of the date of this Agreement.
          (L)PRO-FORMA FINANCIAL STATEMENTS.
The Borrower has furnished to the Agent a Pro-forma consolidated balance sheet of the Borrower and the Subsidiaries as of immediately after consummation of the Norwich Stock Purchase Transaction and the transactions incident thereto (the "Pro-forma Balance Sheet") together with Pro-forma financial projections of the Parent for the five-year period subsequent to the Norwich Stock Purchase Transaction (the "Pro-forma Financial Projections"). A copy of the Pro-forma Balance Sheet and the Pro-forma Financial Projections are attached hereto as Exhibits C-1 and C-2, respectively. The Pro-forma Balance Sheet is correct and complete, has been prepared in accordance with GAAP, and fairly presents the consolidated financial condition of the Borrower and the Subsidiaries as of immediately after consummation of the Norwich Stock Purchase Transaction and the transactions incident thereto. The Pro-forma Financial Projections represent the best estimate of the future operations of the Parent and are based on reasonable and conservative assumptions, but do not constitute a guaranty of actual performance.
          (M)FULL DISCLOSURE.
The financial statements referred to in Section (K)FINANCIAL CONDITION. (Financial Condition) of this Agreement and the statements, reports or certificates furnished by the Borrower in connection with the Financing Documents (a) do not contain any untrue statement of a material fact and (b) when taken in their entirety, do not omit any material fact necessary to make the statements contained therein not misleading. There is no fact known to the Borrower which the Borrower has not disclosed to the Agent and the Lenders in writing prior to the date of this Agreement with respect to the transactions contemplated by the Financing Documents which materially and adversely affects or in the future would, in the reasonable opinion of the Borrower materially adversely affect the condition, financial or otherwise, results of operations, business, or assets of the Borrower and the Subsidiaries, taken as a whole.
          (N)INDEBTEDNESS FOR BORROWED MONEY.
As of the date of this Agreement, except for the Obligations and except as set forth in SCHEDULE (N) INDEBTEDNESS FOR BORROWED MONEY. attached to and made a part of this Agreement, neither the Borrower, Berry UK nor Norwich has any Indebtedness for Borrowed Money. The Agent has received photocopies of all promissory notes evidencing any Indebtedness for Borrowed Money set forth in SCHEDULE (N)INDEBTEDNESS FOR BORROWED MONEY., together with any and all material subordination agreements, other agreements, documents, or instruments securing, evidencing, guarantying or otherwise executed and delivered in connection therewith.
          (O)SUBORDINATED DEBT; SENIOR SECURED DEBT.
None of the Subordinated Debt Loan Documents nor any of the Senior Secured Debt Loan Documents in effect prior to the date of this Agreement have been amended, supplemented, restated or otherwise modified except as otherwise disclosed to the Agent in writing on or before the date of this Agreement. In addition, the Borrower has furnished copies of each amendment, supplement, restatement or other modification to any of the Subordinated Debt Loan Documents executed on or before the date of this Agreement. In addition, there does not exist any default or any event which upon notice or lapse of time or both would constitute a default under the terms of any of the Subordinated Debt Loan Documents or any of the Senior Secured Debt Loan Documents.
          (P)TAXES.
The Borrower and the Subsidiaries have filed all returns, reports and forms for all material Taxes which, to the knowledge of the Borrower, are required to be filed, and have paid all such Taxes as shown on such returns or on any assessment received by it, to the extent that such Taxes have become due, unless and to the extent only that such Taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by the Borrower, such Taxes are not the subject of any Liens other than Permitted Liens, and adequate reserves therefor have been established as required under GAAP. All tax liabilities of the Borrower and the Subsidiaries were as of the date of audited financial statements referred to in Section (k) Financial Condition. (Financial Condition), and are now, adequately provided for on the books of the Borrower and the Subsidiaries, as appropriate. No tax liability has been asserted by the Internal Revenue Service or any state or local authority against the Borrower or any Subsidiary for Taxes in excess of those already paid, except that the Agent and the Lenders understand that PackerWare is to be the subject of an audit by the Internal Revenue Service, but that such audit, to the Borrower's knowledge, is not the result of any claimed or actual non-compliance with any Laws.
          (Q)ERISA.
With respect to any "pension plan" as defined in SECTION 3(2) of ERISA, which plan is now or previously has been maintained or contributed to by the Borrower and/or any Subsidiary and/or by any commonly controlled entity: (a) no "accumulated funding deficiency" as defined in Code <section>412 or ERISA
<section>302 has occurred, whether or not that accumulated funding deficiency has been waived; (b) no Reportable Event has occurred; (c) no termination of any plan subject to Title IV of ERISA has occurred; (d) no Borrower, Subsidiary nor any commonly controlled entity (as defined under ERISA) has incurred a "complete withdrawal" within the meaning of ERISA <section>4203 from any Multi-employer Plan; (e) no Borrower, Subsidiary nor any commonly controlled entity has incurred a "partial withdrawal" within the meaning of ERISA <section>4205 with respect to any Multi-employer Plan; (f) no Multi-employer Plan to which the Borrower, any Subsidiary or any commonly controlled entity has an obligation to contribute is in "reorganization" within the meaning of ERISA
<section>4241 nor has notice been received by the Borrower, any Subsidiary or any commonly controlled entity that such a Multi-employer Plan will be placed in "reorganization".
          (R)TITLE TO PROPERTIES.
Each of the Borrower and the Subsidiaries has good title to all of its and their respective properties, including, without limitation, the Collateral and the properties and assets reflected in the balance sheets described in Section
(k) Financial Condition. (Financial Condition), subject to any minor imperfections in title which do not significantly detract from the use thereof. The Borrower and each Subsidiary have legal, enforceable and uncontested rights to use freely such property and assets.
          (S)PATENTS, TRADEMARKS, ETC.
Each of the Borrower and the Subsidiaries owns, possesses, or has the right to use all necessary Patents, licenses, Trademarks, Copyrights, permits and franchises to own its properties and to conduct its business as now conducted, without known conflict with the rights of any other Person. Any and all obligations to pay royalties or other charges with respect to such properties and assets are properly reflected on the financial statements described in Section (K)FINANCIAL CONDITION. (Financial Condition).
          (T)EMPLOYEE RELATIONS.
Except as disclosed on SCHEDULE (T) EMPLOYEE RELATIONS. attached hereto and made a part hereof, as updated from time to time, (a) no Borrower nor any Subsidiary nor the Borrower's or any Subsidiary's employees is subject to any collective bargaining agreement, (b) to the Borrower's knowledge, no petition for certification or union election is pending with respect to the employees of the Borrower or any Subsidiary and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of the Borrower, and (c) as of the date of this Agreement, there are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of the Borrower after due inquiry, threatened between the Borrower and its employees. Hours worked and payments made to the employees of any one or more of the Borrower have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from the Borrower or any Subsidiary or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee and retiree health and welfare insurance and other benefits have been paid or accrued as a liability on its or their books, as appropriate.
          (U)PRESENCE OF HAZARDOUS MATERIALS OR HAZARDOUS MATERIALS
CONTAMINATION.
To the best of the Borrower's knowledge and except as disclosed in writing to the Agent in SCHEDULE (U) PRESENCE OF HAZARDOUS MATERIALS OR HAZARDOUS MATERIALS CONTAMINATION. hereof with respect to any matters existing as of the date of this Agreement and except as hereafter disclosed in writing to the Agent with respect to any matters arising after the date of this Agreement, (a) no Hazardous Materials are located on any real property owned, controlled or operated by the Borrower or any Subsidiary or for which the Borrower or any Subsidiary is, or is claimed to be, responsible, except for reasonable quantities of necessary supplies for use by the Borrower and/or the Subsidiaries any of their respective tenants in the ordinary course of its or their current lines of business and stored, used and disposed in accordance with applicable Laws; and (b) no property owned, controlled or operated by the Borrower or any Subsidiary or for which the Borrower or any Subsidiary has, or is claimed to have, responsibility is affected by any material Hazardous Materials Contamination at any other property.
In addition, as of the date of this Agreement, the Borrower represents and warrants that it has no existing monitoring or observation wells located at Lawrence, Kansas (including Aeroquip); Evansville, Indiana; Indian Trail, North Carolina; and Reno, Nevada properties from which groundwater can be sampled and analyzed.
          (V)

PERFECTION AND PRIORITY OF COLLATERAL.
The Agent and the Lenders have, or upon execution and recording of UCC-1 financing statements and possession of Securities, Documents, Instruments, Chattel Paper and Instruments will have, and will continue to have as security for the Obligations (subject to the terms of SECTION 3.7SUBSIDIARY GUARANTOR ASSETS. (Subsidiary Guarantor Assets) and the terms of (J)LIMITATIONS ON JOINT AND SEVERAL LIABILITY FOR OBLIGATIONS.(Limitations on Joint and Several Liability), a valid and perfected Lien on and security interest in all Collateral (except that the UK Collateral shall secure the UK Obligations only), free of all other Liens, claims and rights of third parties whatsoever except Permitted Liens, including, without limitation, those described on SCHEDULE (V)
 PERFECTION AND PRIORITY OF COLLATERAL..
          (W) PLACES OF BUSINESS AND LOCATION OF COLLATERAL.
The information contained in the Collateral Disclosure List, as updated annually and at such other times as shall be determined by the Borrower at any time prior to the occurrence of a Default or an Event of Default and as shall be determined by the Agent at any time following the occurrence of a Default or an Event of Default, is complete and correct in all material respects. The Collateral Disclosure List completely and accurately identifies the address of
(a) the chief executive office of the Borrower, Berry UK, Norwich and each of the Subsidiary Guarantors, (b) any and each other place of business of the Borrower, Berry UK, Norwich or any of the Subsidiary Guarantors, (c) the location of all books and records pertaining to the Collateral, and (d) each location, other than the foregoing, where any of the Collateral is located.
The legally required places to file financing statements with respect to the Collateral within the meaning of the Uniform Commercial Code are the filing offices for those jurisdictions in which the Borrower and/or any Subsidiary Guarantor, as appropriate, maintains a place of business as identified on the Collateral Disclosure List.
          (X) BUSINESS NAMES AND ADDRESSES.
Except as set forth in SCHEDULE (X) BUSINESS NAMES AND ADDRESSES. attached hereto and made a part hereof, in the five (5) years preceding the date hereof, neither the Borrower, Berry UK, Norwich nor any of its Subsidiaries (other than PAC) has changed its name, identity or corporate structure, has conducted business under any name other than its current name, and has conducted its business in any jurisdiction other than those disclosed on the Collateral Disclosure List.
          (Y)EQUIPMENT.
No equipment is held by the Borrower, Berry UK, Norwich or any Subsidiary Guarantor on a sale on approval basis.
          (Z)INVENTORY.
All material portions of the Inventory of the Borrower, Berry UK, Norwich and each Subsidiary Guarantor included in the Borrowing Base and/or the UK Borrowing Base, conform to the eligibility criteria set forth in the definition of Eligible Domestic Inventory and/or Eligible UK Inventory, as applicable. Except as disclosed in the Collateral Disclosure List, no goods offered for sale by the Borrower or any Subsidiary are consigned to or held on sale or return terms by the Borrower or any Subsidiary.
          (AA)ACCOUNTS.
All material portions of the Accounts included in the Borrowing Base and the UK Borrowing Base conform to the eligibility criteria set forth in the definition of Eligible Domestic Receivables and Eligible UK Receivables, as applicable.
          (BB)PACKERWARE MERGER TRANSACTION.
The Agent has received true and correct photocopies of the PackerWare Merger Agreement and each of the other PackerWare Merger Agreement Documents, executed, delivered and/or furnished on or before the Closing Date in connection with the PackerWare Merger Transaction. Neither the PackerWare Merger Agreement nor any of the other PackerWare Merger Agreement Documents have been modified, changed, supplemented, canceled, amended or otherwise altered, except as otherwise disclosed to the Agent in writing on or before the Closing Date. The PackerWare Merger Transaction has been effected, closed and consummated pursuant to, and in accordance with, the terms and conditions of the PackerWare Merger Agreement and with all applicable Laws.
          (CC)VENTURE STOCK PURCHASE/MERGER TRANSACTION.
The Agent has received true and correct photocopies of the Venture Stock Purchase/Merger Agreement and each of the other Venture Stock Purchase/Merger Documents, executed, delivered and/or furnished on or before the date of this Agreement in connection with the Venture Stock Purchase/Merger Transaction. Neither the Venture Stock Purchase/Merger Agreement nor any of the other Venture Stock Purchase/Merger Documents have been modified, changed, supplemented, canceled, amended or otherwise altered, except as otherwise disclosed to the Agent in writing on or before the date of this Agreement. The Venture Stock Purchase/Merger Transaction has been effected, closed and consummated pursuant to, and in accordance with, the terms and conditions of the Venture Stock Purchase/Merger Agreement and with all applicable Laws. As of the date of this Agreement, Venture Southeast and Venture Midwest are Wholly-Owned Subsidiaries of the Borrower.
          (DD)NORWICH STOCK PURCHASE TRANSACTION.
The Agent has received true and correct photocopies of the Norwich Stock Purchase Agreement and each of the other Norwich Stock Purchase Documents, executed, delivered and/or furnished on or before the date of this Agreement in connection with the Norwich Stock Purchase Transaction. Neither the Norwich Stock Purchase Agreement nor any of the other Norwich Stock Purchase Documents have been modified, changed, supplemented, canceled, amended or otherwise altered, except as otherwise disclosed to the Agent in writing on or before the date of this Agreement. The Norwich Stock Purchase Transaction has been effected, closed and consummated pursuant to, and in accordance with, the terms and conditions of the Norwich Stock Purchase Agreement and with all applicable Laws.
          (EE)HART-SCOTT-RODINO.
The Borrower, the Seller and all other necessary Persons, as appropriate, have made such filings as may be required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and have provided such supplemental information that may be required by such Act, with respect to the sales contemplated by the PackerWare Merger Transaction, the Venture Stock Purchase/Merger Transaction, the Norwich Stock Purchase Transaction and/or the Container Purchase Agreement Transaction. The waiting periods under such Act have terminated or expired.
          (FF)CREDIT FACILITIES.
The Borrower hereby represents and warrants that none of the Credit Facilities nor the obligations of the Borrower, Berry UK, Norwich and the Subsidiary Guarantors under and with respect to any of the Obligations are in violation of or otherwise constitute a default under the provisions of the Indenture. In particular, the Term Loans (including the Term Loan B Increase) and the Revolving Loan constitute "Senior Indebtedness" under the provisions of the Indenture. The Borrower further represents and warrants that neither its agreement nor the agreement of any Subsidiary Guarantor to guaranty payment of the Special Source Bond Obligations or the UK Credit Facilities and to grant liens on their respective assets and properties are in violation of or otherwise constitute a default under the provisions of the Indenture.
          (GG)YEAR 2000 COMPLIANCE
As of the Closing Date, the Borrower has (i) initiated a review and assessment of all areas within its and each of the Subsidiaries' (excluding Norwich) business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower or any Subsidiary may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable, but in any event on or before March 31, 1999. The Borrower reasonably believes that all computer applications that are material to it or any Subsidiary's (including Norwich's)_ business and operations will on a timely basis (but in any event on or before March 31, 1999) be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so would not reasonably be expected to have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective, of the Borrower or any Subsidiary taken as a whole. Although as of the Closing Date, the Borrower has not initiated a review and assessment to determine whether Norwich will be Year 2000 Compliant, the Borrower intends to initiate and complete such a review and assessment promptly following the Closing Date and in any event within six (6) months of the Closing Date.
SECTION 4.2SURVIVAL; UPDATES OF REPRESENTATIONS AND WARRANTIES.
All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the date of this Agreement, the making of any advance under the Loans and extension of credit made hereunder, and the incurring of any other Obligations and shall be deemed to have been made at the time of the making of each advance under the Loans or the issuance of each Letter of Credit and/or each Bond Letter of Credit, except that (a) representations and warranties which relate to a specific date need only be true and correct as of such date, and (b) the representations and warranties which relate to financial statements which are referred to in (K)FINANCIAL CONDITION. (Financial Condition), shall also be deemed to cover financial statements furnished from time to time to the Agent and the Lenders pursuant to (a) Financial Statements.
The Borrower shall furnish to the Agent for distribution to the Lender (Financial Statements). The Borrower, Berry UK and Norwich shall have the right from time to time to modify or supplement any of the Schedules and/or the Collateral Disclosure List referred to in this REPRESENTATIONS AND WARRANTIES, and following any such modification or supplement the representations in this REPRESENTATIONS AND WARRANTIES shall be deemed to refer to such Schedules and Collateral Disclosure List as so modified or supplemented; provided, that the Borrower, Berry UK and/or Norwich, as applicable, will be deemed to have represented at the time of delivery of any such modification or supplement that the modifications of and supplements to such Schedules and/or Collateral Disclosure List after the date of this Agreement do not relate to events or circumstances which individually or in the aggregate have resulted in a material adverse change in the business or operations of the Borrower, Berry UK, Norwich and its Subsidiaries taken as a whole or which would otherwise constitute a Default or an Event of Default.
                                   ARTICLE V
                             CONDITIONS PRECEDENT
SECTION 5.1CONDITIONS TO THE INITIAL ADVANCE AND INITIAL LETTER OF CREDIT.
The making of the initial advance under the Loans and the issuance of the initial Letter of Credit and the initial Bond Letter of Credit are subject to the fulfillment on or before the date of this Agreement of the following conditions precedent in a manner reasonably satisfactory in form and substance to the Agent and its counsel:
          (A)ORGANIZATIONAL DOCUMENTS - BORROWER, BERRY UK AND NORWICH.
The Agent shall have received for the Borrower, Berry UK and Norwich:
(i)for the Borrower only, a certificate of good standing certified by the Secretary of State, or other appropriate Governmental Authority, of the state of incorporation of the Borrower, if applicable;
(ii)for the Borrower only, a certificate of qualification to do business certified by the Secretary of State or other Governmental Authority of each state in which the Borrower conducts business, as applicable;
(iii)a certificate dated as of the date of this Agreement by the Secretary or an Assistant Secretary of each of the Borrower, Berry UK and Norwich covering:
               (A)true and complete copies of its corporate charter, bylaws, and all amendments thereto;
               (B)true and complete copies of the resolutions of its Board of Directors authorizing (A) the execution, delivery and performance of the Financing Documents and the Norwich Stock Purchase Documents to which it is a party, (B) the borrowings hereunder, (C) the granting of the Liens contemplated by this Agreement and the Financing Documents to which it is a party, and (D) the Norwich Stock Purchase Transaction;
               (C)the incumbency, authority and signatures of the officers authorized to sign this Agreement and the other Financing Documents to which it is a party; and
               (D)the identity of its current directors, common stock holders and other equity holders, as well as their respective percentage ownership interests.
          (B)OPINION OF COUNSEL.
The Agent shall have received the favorable opinion of counsel for the Borrower, Berry UK, Norwich and the Subsidiary Guarantors addressed to the Agent and the Lenders in form satisfactory to the Agent. The Agent agrees that local counsel opinion shall be required only for England.
          (C)ORGANIZATIONAL DOCUMENTS - SUBSIDIARY GUARANTORS.
The Agent shall have received for each Subsidiary Guarantor:
(i)a certificate of good standing certified by the Secretary of State, or other appropriate Governmental Authority, of the state of incorporation;
(ii)a certificate of qualification to do business certified by the Secretary of State or other Governmental Authority of each state in which each Subsidiary Guarantor conducts business;
(iii)a certificate dated as of the date of this Agreement by the Secretary or an Assistant Secretary of each Corporate Guarantor covering:
               (A)true and complete copies of the its corporate charter, bylaws, and all amendments thereto;
               (B)true and complete copies of the resolutions of it's Board of Directors authorizing the execution, delivery and performance of the Financing Documents to which it is a party and the granting of the Liens contemplated by any of the Financing Documents to which it is a party;
               (C)the incumbency, authority and signatures of its officers to sign the Guaranty and all other Financing Documents to which it is a party;
               (D)the identity of it's current directors, common stock holders and other equity holders, as well as their respective percentage ownership interests;
(iv)the favorable opinion of counsel for the Subsidiary Guarantors addressed to the Agent and the Lenders and in form satisfactory to the Agent.
          (D)CONSENTS, LICENSES, APPROVALS, ETC.
The Agent shall have received copies of all consents, licenses and approvals, required in connection with the execution, delivery, performance, validity and enforceability of the Financing Documents, and the Norwich Stock Purchase Documents, and such consents, licenses and approvals shall be in full force and effect.
          (E)NOTES.
The Agent shall have received for delivery to each of the Lenders the UK Term Note, the UK Revolving Credit Notes, the Term Notes and the Revolving Credit Notes, each conforming to the requirements hereof and executed by a Responsible Officer of the Borrower, Berry UK and Norwich, as applicable, and attested by a duly authorized representative of the Borrower, Berry UK and Norwich, as applicable.
          (F)FINANCING DOCUMENTS AND COLLATERAL.
The Borrower, Berry UK, Norwich and each Subsidiary Guarantor shall have executed and delivered the Financing Documents to be executed by it, including, without limitation, the UK Security Documents, the UK Credit Facilities Guaranty and the UK Security Agreement and shall have delivered original Chattel Paper, Instruments, Securities, and related Collateral and all opinions, title insurance, and other documents contemplated by THE COLLATERAL (The Collateral).
          (G)OTHER FINANCING DOCUMENTS.
In addition to the Financing Documents to be delivered by the Borrower, Berry UK and/or Norwich, the Agent shall have received the Financing Documents duly executed and delivered by Persons other than the Borrower, Berry UK or Norwich.
          (H)OTHER DOCUMENTS, ETC.
The Agent shall have received such other certificates, opinions, documents and instruments confirmatory of or otherwise relating to the transactions contemplated hereby as may have been reasonably requested by the Agent.
          (I)PAYMENT OF FEES.
The Agent and the Lenders shall have received payment of any Fees due on or before the date of this Agreement.
          (J)COLLATERAL DISCLOSURE LIST.
The Borrower, Berry UK, Norwich and each Subsidiary Guarantor shall have delivered the Collateral Disclosure List required under the provisions of COLLATERAL DISCLOSURE LIST. (Collateral Disclosure List) hereof duly executed by a Responsible Officer of the Borrower, Berry UK, Norwich and each Subsidiary Guarantor, as appropriate. The Agent and the Lenders acknowledge and agree that the Borrower and each Subsidiary Guarantor previously delivered a Collateral Disclosure List to the Agent on the First Closing Date and an additional Collateral Disclosure List relating to Berry Design on or about May 13, 1997, and that, accordingly, neither the Borrower nor any Subsidiary Guarantor shall be required to furnish to the Agent a new Collateral Disclosure List, but shall be required only to update the information contained in the previous Collateral Disclosure Lists furnished to the Agent to the extent such information has changed in any material respect.
          (K)RECORDINGS AND FILINGS.
The Borrower, Berry UK, Norwich and each Subsidiary Guarantor, as appropriate, shall have: (a) executed and delivered all Financing Documents (including, without limitation, UCC-1 and UCC-3 statements) required to be filed, registered or recorded in order to create, in favor of the Agent and the Lenders, a perfected Lien in the Collateral (subject only to the Permitted Liens) in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, and (b) delivered such evidence as the Agent may deem satisfactory that all necessary filing fees and all recording and other similar fees, and all Taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full.
          (L)INSURANCE CERTIFICATE.
The Agent shall have received an insurance certificate in accordance with the provisions of (h) Insurance.
The Borrower, Berry UK and Norwich will, and will cause each of their Subsidiaries to, at all times maintain with "A" (or its English equivalent with respect to Berry UK and Norwich) or better rated insurance companies such insurance as is required by applicable Laws and such other insurance, in such amounts, of such types and against such risks, hazards, liabilities, casualties and contingencies as are usually insured against in the same geographic areas by business entities engaged in the same or similar business. Without limiting the generality of the foregoing, the Borrower, Berry UK and Norwich will, and will cause each of their Subsidiaries to, keep adequately insured all of their property against loss or damage resulting from fire or other risks insured against by extended coverage and maintain public liability insurance against claims for personal injury, death or property damage occurring upon, in or about any properties occupied or controlled by them, or arising in any manner out of the businesses carried on by them. The Borrower shall deliver to the Agent on the Closing Date (and thereafter on each date there is a material change in the insurance coverage) a certificate of a Responsible Officer of the Borrower containing a detailed list of the insurance then in effect and stating the names of the insurance companies, the types, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereb (Insurance) and (q) Insurance With Respect to Equipment and Inventory. (Insurance With Respect to Equipment and Inventory) of this Agreement. The Agent and the Lenders acknowledge and agree that a series of insurance certificates acceptable to the Agent were furnished to the Agent on or about the First Closing Date and again on May 13, 1997 and that additional insurance certificates will not be required except with respect to the insurance coverages of Berry UK and Norwich.
          (M)LANDLORD'S WAIVERS.
Unless otherwise agreed by the Agent, the Agent shall have received a landlord's waiver from each landlord of each and every business premise leased by the Borrower and/or any Subsidiary Guarantor and on which any of the Collateral is or may hereafter be located, which landlords' waivers must be reasonably acceptable to the Agent and its counsel in their sole and absolute discretion.
          (N)BAILEE ACKNOWLEDGEMENTS.
Unless otherwise agreed by the Agent, the Agent shall have received an agreement acknowledging the Liens of the Agent and the Lender from each bailee, warehouseman, consignee or similar third party which has possession of any of the Collateral, which agreements must be reasonably acceptable to the Agent and its counsel in their sole and absolute discretion.
          (O)

FIELD EXAMINATION.
The Agent shall have completed a field examination and audit of the business, operations and income of the Borrower, Berry UK, Norwich and each Subsidiary Guarantor, the results of which field examination and audit shall be in all respects acceptable to the Agent in its sole and absolute discretion and shall include reference discussions with key customers and vendors.
          (P)APPRAISAL.
The Agent shall have received appraisals of all real and personal property owned by the Borrower, Berry UK, Norwich and/or each Subsidiary Guarantor, all of which appraisals shall be performed by one or more appraisers satisfactory in all respects to the Agent, shall be in such form and content as may be required by the Agent.
          (Q)PRO-FORMA BALANCE SHEET AND PROJECTIONS.
The Agent shall have received and approved the Borrower's Pro-forma Balance Sheet and Pro-forma Financial Projections, which Pro-forma Balance Sheet and Pro-forma Financial Projections must be in form and content acceptable to the Agent in its sole and absolute discretion.
          (R)STOCK CERTIFICATES AND STOCK POWERS.
The Agent shall have received all of the original stock certificates of each Subsidiary Guarantor and all original certificates representing one hundred percent (100%) of the stock issued by Berry UK and fully executed irrevocable stock powers from the holders of all such stock certificates.
          (S)NORWICH STOCK PURCHASE AGREEMENT TRANSACTION.
(i)The Norwich Stock Purchase Transaction shall have been completed and closed prior to or simultaneously herewith upon terms and conditions reasonably satisfactory to the Agent, in accordance with the Norwich Stock Purchase Agreement and all applicable Laws.
(ii)The Agent shall have received photocopies of all Norwich Stock Purchase Documents executed, delivered and/or furnished in connection with the Norwich Stock Purchase Transaction, together with a certificate signed by a Responsible Officer of the Borrower, Berry UK and Norwich certifying that the Norwich Stock Purchase Agreement and the other Norwich Stock Purchase Documents furnished to the Agent are true, correct, in full force and effect and the provisions thereof have not been in any way modified, amended or waived, except as otherwise disclosed in writing to the Agent on or before the date of this Agreement.
          (T)

ENVIRONMENTAL REPORTS.
The Agent shall have received and reviewed a Phase I environmental assessment for each parcel of real property owned or leased by the Borrower, Berry UK, Norwich or any Subsidiary Guarantor, each of which environmental assessment has been performed by a reputable and recognized environmental consulting firm acceptable to the Agent and has revealed no material Hazardous Materials Contamination or material violations of any Environmental Laws, and shall otherwise be in all respects acceptable to the Agent.
          (U)FINANCIAL STATEMENTS.
The Agent shall have received and reviewed copies of the annual audited financial statements in reasonable detail satisfactory to the Agent relating to the Borrower and its Subsidiaries for the fiscal year ending December 31, 1997 and for Norwich for the fiscal year ending October 31, 1997, prepared in accordance with GAAP, which financial statements shall include a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the end of each such fiscal year and consolidated and consolidating statements of income, cash flows and changes in shareholders equity of the Borrower and its Subsidiaries for each such fiscal year. In addition, the Agent shall have received and reviewed copies of the most recent interim monthly financial statements for Norwich, the Borrower and its Subsidiaries for fiscal years , all prepared in accordance with GAAP.
SECTION 5.2CONDITIONS TO ALL EXTENSIONS OF CREDIT.
The making of all advances under the Loans and the issuance of all Letters of Credit and all Bond Letters of Credit is subject to the fulfillment of the following conditions precedent in a manner reasonably satisfactory in form and substance to the Agent:
          (A)DEFAULT.
There shall exist no Event of Default or Default hereunder.
          (B)REPRESENTATIONS AND WARRANTIES.
The representations and warranties of the Borrower, Berry UK and Norwich contained among the provisions of this Agreement shall be true and with the same effect as though such representations and warranties had been made at the time of the making of, and of the request for, each advance under the Loans or the issuance of each Letter of Credit or Bond Letter of Credit, except that (a) the representations and warranties which relate to a specific date need only be true and correct as of such date and (b) the representations and warranties which relate to financial statements which are referred to in (K)FINANCIAL CONDITION. (Financial Condition), shall also be deemed to cover financial statements furnished from time to time to the Agent pursuant to (a)Financial Statements.
The Borrower shall furnish to the Agent for distribution to the Lender (Financial Statements).
          (C)ADVERSE CHANGE.
No material adverse change shall have occurred in the condition (financial or otherwise), operations or business of the Borrower, Berry UK, Norwich or any Subsidiary Guarantor which would, in the good faith judgment of the Agent, materially impair the ability of the Borrower, Berry UK, Norwich or any Subsidiary Guarantor to pay or perform any of the Obligations.
          (D)LEGAL MATTERS.
All legal documents incident to each advance under the Loans and each of the Letters of Credit and Bond Letters of Credit shall be reasonably satisfactory to the Agent.
                                  ARTICLE VI
                           COVENANTS OF THE BORROWER
SECTION 6.1AFFIRMATIVE COVENANTS.
So long as any of the Obligations (or any the Commitments therefor) shall be outstanding hereunder, the Borrower, Berry UK and Norwich agree jointly and severally with the Agent and the Lenders as follows:
          (A)FINANCIAL STATEMENTS.
The Borrower shall furnish to the Agent for distribution to the Lenders:
(I)ANNUAL STATEMENTS AND CERTIFICATES. The Borrower shall furnish to the Agent for distribution to the Lenders as soon as available, but in no event more than ninety (90) days after the close of the Borrower's fiscal years, (i) a copy of the annual consolidated and consolidating financial statements in reasonable detail satisfactory to the Agent relating to the Borrower, Berry UK, Norwich and all other Subsidiaries, prepared in accordance with GAAP and examined and certified by independent certified public accountants satisfactory to the Agent, which financial statements shall include a consolidated and consolidating balance sheet of the Borrower, Berry UK, Norwich and all other Subsidiaries as of the end of such fiscal year and consolidated and consolidating statements of income, cash flows and changes in shareholders equity of the Borrower, Berry UK, Norwich and all other Subsidiaries for such fiscal year, and (ii) a Compliance Certificate, in substantially the form attached to this Agreement as EXHIBIT D, containing a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, a certification that no change has occurred to the information contained in the Collateral Disclosure List (except as set forth any schedule attached to the certification) and (iii) a management letter in the form prepared by the Borrower's independent certified public accountants, but only if and to the extent customarily obtained by the Borrower. The Agent agrees that any one of the "Big 4" accounting firms is satisfactory to the Agent for purposes of this Section (A)FINANCIAL STATEMENTS., except to the extent the Agent in its reasonable discretion and based on good faith and legitimate concerns determines that any such accounting firm would be unacceptable because of any conflict of interest or any material adverse change affecting such firm's reliability or financial viability.
(II)ANNUAL OPINION OF ACCOUNTANT. The Borrower shall furnish to the Agent for distribution to the Lenders as soon as available, but in no event more than ninety (90) days after the close of the Borrower's fiscal years, a letter or opinion of the accounting firm which examined and certified the annual financial statement relating to the Borrower, Berry UK, Norwich and all other Subsidiaries stating whether anything in such accounting firm's examination has revealed the occurrence of a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto.
(III)QUARTERLY STATEMENTS AND CERTIFICATES. The Borrower shall furnish to the Agent for distribution to the Lenders as soon as available, but in no event more than forty-five (45) days after the close of the Borrower's fiscal quarters (other than the final fiscal quarter), consolidated and consolidating balance sheets of the Borrower, Berry UK, Norwich and all other Subsidiaries as of the close of such period, consolidated and consolidating income, cash flows and changes in shareholders equity statements for such period, and a Compliance Certificate, in substantially the form attached to this Agreement as EXHIBIT D, containing a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, each prepared by a Responsible Officer of or on behalf of the Borrower in a format acceptable to the Agent, all as prepared and certified by a Responsible Officer of the Borrower and accompanied by a certificate of that officer stating whether any event has occurred which constitutes a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto.
(IV)MONTHLY STATEMENTS AND CERTIFICATES. The Borrower shall furnish to the Agent for distribution to the Lenders as soon as available, but in no event more than thirty-five (35) days after the close of the Borrower's fiscal months, consolidated and consolidating balance sheets of the Borrower, Berry UK, Norwich and all other Subsidiaries as of the close of such period, consolidated and consolidating income, cash flows and changes in shareholders equity statements for such period, and a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, all as prepared and certified by a Responsible Officer of the Borrower and accompanied by a certificate of that officer stating whether any event has occurred which constitutes a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto.
(V) MONTHLY REPORTS - BORROWING BASE. As part of the Borrowing Base Certificate, the Borrower shall furnish to the Agent for distribution to the Lenders within twenty (20) days after the end of each fiscal month, a report containing the following information:
               (E) a detailed aging schedule of all Accounts for the Borrower and each Subsidiary Guarantor by Account Debtor, in such detail, and accompanied by such supporting information, as the Agent may from time to time reasonably request;
               (F) a detailed aging of all accounts payable by supplier, in such detail, and accompanied by such supporting information, as the Agent may from time to time reasonably request; and
               (G) a listing of all Inventory of the Borrower and each Subsidiary Guarantor by component, category and location, in such detail, and accompanied by such supporting information as the Agent may from time to time reasonably request.
(VI) MONTHLY REPORTS - UK BORROWING BASE. As part of the UK Borrowing Base Certificate, Berry UK and Norwich shall furnish to the Agent for distribution to the Lenders within twenty (20) days after the end of each fiscal month, a report containing the following information:
               (A) a detailed aging schedule of all Accounts for Berry UK and Norwich by Account Debtor, in such detail, and accompanied by such supporting information, as the Agent may from time to time reasonably request;
               (B) a detailed aging of all accounts payable by supplier, in such detail, and accompanied by such supporting information, as the Agent may from time to time reasonably request; and
               (C) a listing of all Inventory of Berry UK and Norwich by component, category and location, in such detail, and accompanied by such supporting information as the Agent may from time to time reasonably request.
(VII) ANNUAL BUDGET AND PROJECTIONS. Commencing with fiscal year 1997, the Borrower shall furnish to the Lender as soon as available, but in no event later than the 10th day before the end of each fiscal year:
               (A) a consolidated and consolidating budget and pro forma financial statements on a month-to-month basis for the following fiscal year, and
               (B) three-year financial projections or financial projections for such lesser or greater period to the extent routinely prepared by the Borrower in the ordinary course of its business, which projections shall include both consolidated and consolidating projections with respect to the Borrower, Berry UK, Norwich and all other Subsidiaries.
(VIII) AMENDMENTS TO SUBORDINATED DEBT LOAN DOCUMENTS. The Borrower will furnish copies of each amendment, supplement, restatement or other modification to any of the Subordinated Debt Loan Documents executed at any time after the Closing Date on or before the effective date of such amendment, supplement, restatement or other modification.
(IX) ADDITIONAL REPORTS AND INFORMATION. The Borrower, Berry UK and Norwich shall furnish to the Agent for distribution to the Lenders promptly, such additional information, reports or statements as the Agent and/or any of the Lenders may from time to time reasonably request.
          (B)REPORTS TO SEC AND TO STOCKHOLDERS.
The Borrower will furnish to the Agent for distribution to the Lenders, promptly upon the filing or making thereof, at least one (1) copy of all reports, notices and proxy statements sent by the Parent, the Borrower or any of their respective Subsidiaries to its stockholders, and of all regular and other reports filed by the Parent, the Borrower or any of their respective Subsidiaries with the Securities and Exchange Commission.
          (C)RECORDKEEPING, RIGHTS OF INSPECTION, FIELD EXAMINATION, ETC.
(i) The Borrower, Berry UK and Norwich shall, and shall cause each of the Subsidiaries to, maintain (i) a standard system of accounting in accordance with GAAP, and (ii) proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its properties, business and activities.
(ii) The Borrower, Berry UK and Norwich shall, and shall cause each of the Subsidiaries to, permit authorized representatives of the Agent and any of the Lenders to visit and inspect the properties of the Borrower, Berry UK, Norwich and the Subsidiaries, to review, audit, check and inspect the Collateral at any time with reasonable prior notice prior to the occurrence of an Event of Default, and without notice at any time on or after the occurrence of an Event of Default, to review, audit, check and inspect the other books of record of the Borrower, Berry UK, Norwich and the Subsidiaries at any time with or without notice and to make abstracts and photocopies thereof, and to discuss the affairs, finances and accounts of the Borrower, Berry UK, Norwich and the Subsidiaries, with the officers, directors, employees and other representatives of the Borrower, Berry UK, Norwich and the Subsidiaries and their respective accountants, all at such times during normal business hours and other reasonable times and as often as the Agent and/or any of the Lenders may reasonably request.
(iii) The Borrower, Berry UK and Norwich each hereby irrevocably authorizes and directs all accountants and auditors employed by the Borrower, Berry UK, Norwich and/or any Subsidiary at any time prior to the repayment in full of the Obligations to exhibit and deliver to the Agent for distribution to the Lenders copies of any and all of the financial statements, trial balances, management letters, or other accounting records of any nature of the Borrower, Berry UK, Norwich and/or any or all Subsidiaries in the accountant's or auditor's possession, and to disclose to the Agent and any of the Lenders any information they may have concerning the financial status and business operations of the Borrower, Berry UK, Norwich and/or any or all Subsidiaries. Further, the Borrower, Berry UK, and Norwich each hereby authorizes all Governmental Authorities to furnish to the Agent for distribution to the Lenders copies of reports or examinations relating to the Borrower, Berry UK, Norwich and/or any or all Subsidiaries, whether made by the Borrower, Berry UK, Norwich or otherwise. The Agent agrees that it shall not request any of the foregoing items directly from any accountants or auditors employed by the Borrower, Berry UK, Norwich or any Subsidiary at any time prior to the occurrence of an Event of Default unless (i) the Agent shall have first requested such items from the Borrower and the Borrower shall have failed or is unable to furnish the requested items promptly and (ii) the Agent shall have notified the Borrower and/or the respective Subsidiary, as appropriate. Upon the Borrower's request, the Agent will furnish copies of all items obtained by the Agent from any accountants or auditors for the Borrower unless the Agent is legally prohibited from so doing.
(iv) All reasonable costs and expenses incurred by, or on behalf of, the Agent in connection with the conduct of any of the foregoing shall be part of the Enforcement Costs and shall be payable to the Agent upon demand. The Borrower acknowledges and agrees that such expenses may include, but shall not be limited to, any and all out-of-pocket costs and expenses of the Agent's employees and agents in, and when, travelling to any of the facilities of the Borrower, Berry UK, Norwich or any Subsidiary Guarantor.
          (D)CORPORATE EXISTENCE.
Except in connection with consummation of those transactions permitted by (A) CAPITAL STRUCTURE, MERGER, ACQUISITION OR SALE OF ASSETS. (Capital Structure), the Borrower, Berry UK and Norwich shall maintain, and shall cause each of their Subsidiaries to maintain, its corporate existence in good standing in the jurisdiction in which it is incorporated and in each other jurisdiction where it is required to register or qualify to do business if the failure to do so in such other jurisdiction would have a material adverse effect (a) on the ability of the Borrower, Berry UK, Norwich or any Subsidiary Guarantor to perform the Obligations, (b) on the conduct of the operations of the Borrower, Berry UK, Norwich and the Subsidiary Guarantors, taken as a whole, (c) on the consolidated financial condition of the Borrower and the Subsidiaries, taken as a whole, or (d) on the value of, or the ability of the Agent and the Lenders to realize upon, any of the Collateral.
          (E)COMPLIANCE WITH LAWS.
The Borrower, Berry UK and Norwich shall comply, and shall cause each of their Subsidiaries to comply, with all applicable Laws and observe the valid requirements of all Governmental Authorities, the noncompliance with or the nonobservance of which would have a material adverse effect (a) on the ability of the Borrower, Berry UK, Norwich or any Subsidiary Guarantor to perform the Obligations, (b) on the conduct of the operations of the Borrower, Berry UK, Norwich and the Subsidiary Guarantors, taken as a whole, (c) on the consolidated financial condition of the Borrower and the Subsidiaries, taken as a whole, or (d) on the value of, or the ability of the Agent and the Lenders to realize upon, any of the Collateral.
          (F)PRESERVATION OF PROPERTIES.
Except as otherwise expressly permitted by the provisions of this Agreement, the Borrower, Berry UK and Norwich will, and will cause each of their Subsidiaries to, at all times (a) maintain, preserve, protect and keep its material properties, whether owned or leased, in good operating condition, working order and repair (ordinary wear and tear excepted), and from time to time will make all proper repairs, maintenance, replacements, additions and improvements thereto needed to maintain such properties in good operating condition, working order and repair, and (b) do or cause to be done all things necessary to preserve and to keep in full force and effect its material franchises, leases of real and personal property, trade names, patents, trademarks and permits which are necessary for the orderly continuance of its business.

          (G) LINE OF BUSINESS.
The Borrower, Berry UK and Norwich will continue and, will cause their Subsidiaries to continue, to engage substantially only in the business of manufacturing, marketing, selling and distributing plastic products.
          (H)INSURANCE.
The Borrower, Berry UK and Norwich will, and will cause each of their Subsidiaries to, at all times maintain with "A" (or its English equivalent with respect to Berry UK and Norwich) or better rated insurance companies such insurance as is required by applicable Laws and such other insurance, in such amounts, of such types and against such risks, hazards, liabilities, casualties and contingencies as are usually insured against in the same geographic areas by business entities engaged in the same or similar business. Without limiting the generality of the foregoing, the Borrower, Berry UK and Norwich will, and will cause each of their Subsidiaries to, keep adequately insured all of their property against loss or damage resulting from fire or other risks insured against by extended coverage and maintain public liability insurance against claims for personal injury, death or property damage occurring upon, in or about any properties occupied or controlled by them, or arising in any manner out of the businesses carried on by them. The Borrower shall deliver to the Agent on the Closing Date (and thereafter on each date there is a material change in the insurance coverage) a certificate of a Responsible Officer of the Borrower containing a detailed list of the insurance then in effect and stating the names of the insurance companies, the types, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby.
          (I)TAXES.
Except to the extent that the validity or amount thereof is being contested in good faith and by appropriate proceedings, the Borrower, Berry UK and Norwich will, and will cause each of their Subsidiaries, to pay and discharge all Taxes prior to the date when the failure to pay such Taxes will give rise to a Default or an Event of Default. The Borrower shall furnish to the Agent at such times as the Agent may require proof satisfactory to the Agent of the making of payments or deposits required by applicable Laws including, without limitation, payments or deposits with respect to amounts withheld by the Borrower, Berry UK, Norwich and/or any Subsidiary Guarantor from wages and salaries of employees and amounts contributed by the Borrower, Berry UK, Norwich and/or any Subsidiary Guarantor on account of federal and other income or wage taxes and amounts due under the Federal Insurance Contributions Act, as amended.
          (J)ERISA.
The Borrower will, and will cause each of their Subsidiaries and Affiliates to, comply with the funding requirements of ERISA with respect to employee pension benefit plans for its respective employees. The Borrower will not permit, and will not allow any Subsidiary to permit, with respect to any employee benefit plan or plans covered by Title IV of ERISA (a) any prohibited transaction or transactions under ERISA or the Internal Revenue Code, which results, or would result, in any material liability of the Borrower and/or any of its Subsidiaries and Affiliates, or (b) any Reportable Event if, upon termination of the plan or plans with respect to which one or more such Reportable Events shall have occurred, there is or would be any material liability of the Borrower and/or any of the Subsidiaries and Affiliates to the PBGC. Upon the Agent's request, the Borrower will deliver to the Agent a copy of the most recent actuarial report, financial statements and annual report completed with respect to any "defined benefit plan", as defined in ERISA.
          (K)NOTIFICATION OF EVENTS OF DEFAULT AND ADVERSE DEVELOPMENTS.
The Borrower, Berry UK and Norwich shall promptly notify the Agent and the Lenders upon obtaining knowledge of the occurrence of:
(i)any Event of Default;
(ii)any Default;
(iii)any litigation instituted or threatened against the Borrower, Berry UK, Norwich or any of their Subsidiaries and of the entry of any judgment or Lien (other than any Permitted Liens) against any of the assets or properties of the Borrower, Berry UK, Norwich or any Subsidiary where the claims against the Borrower, Berry UK, Norwich or any Subsidiary exceed One Million Dollars ($1,000,000) and are not covered by insurance;
(iv)the receipt by the Borrower, Berry UK, Norwich or any Subsidiary Guarantor of any notice, claim or demand from any Governmental Authority which alleges that the Borrower, Berry UK, Norwich or any Subsidiary Guarantor is in material violation of any of the terms of, or has failed to comply with any applicable material Laws regulating its operation and business, including, but not limited to, the Occupational Safety and Health Act and the Environmental Protection Act, the noncompliance with which would have a materially adverse effect on the Borrower, Berry UK, Norwich and the Subsidiary Guarantors, taken as a whole;
(v)any other development in the business or affairs of the Borrower, Berry UK, Norwich or any of their Subsidiaries which is materially adverse to the Borrower and its Subsidiaries taken as a whole; and
(vi)any discovery or determination by the Borrower or any Subsidiary that any computer applications that is material to any of their respective business and operations will not be Year 2000 Compliant in each case describing in detail satisfactory to the Agent the nature thereof and the action the Borrower or any Subsidiary, as the case may be, proposes to take, if any, with respect thereto.
          (L)HAZARDOUS MATERIALS; CONTAMINATION.
The Borrower, Berry UK and Norwich each agrees to:
(i)give notice to the Agent immediately upon acquiring knowledge of the presence of any Hazardous Materials or any Hazardous Materials Contamination on any property owned, operated or controlled by the Borrower, Berry UK, Norwich or any Subsidiary Guarantor or for which the Borrower, Berry UK, Norwich or any Subsidiary Guarantor is, or is claimed to be, responsible (provided that such notice shall not be required for Hazardous Materials placed or stored on such property in accordance with applicable Laws in the ordinary course (including, without limitation, quantity) of the line of business expressly described in this Agreement or as described in any Phase I environmental assessments expressly referenced herein or in any schedule attached hereto), with a full description thereof;
(ii)promptly comply with any Laws, the noncompliance with which would have a materially adverse effect on the Borrower, Berry UK, Norwich and the Subsidiary Guarantors, taken as a whole or on the value of any material portion of the Collateral or the ability of the Agent to realize upon the value of any such Collateral requiring the removal, treatment or disposal of Hazardous Materials or Hazardous Materials Contamination and provide the Agent with reasonably satisfactory evidence of such compliance;
(iii)as part of the Obligations, defend, indemnify and hold harmless the Agent, each of the Lenders and each of their respective agents, employees, trustees, successors and assigns from any and all claims which may now or in the future (whether before or after the termination of this Agreement) be asserted as a result of the presence of any Hazardous Materials or any Hazardous Materials Contamination on any property owned, operated or controlled by the Borrower, Berry UK, Norwich or any Subsidiary Guarantor for which the Borrower, Berry UK, Norwich or any Subsidiary Guarantor is, or is claimed to be, responsible which claims relate to the financing and/or Liens contemplated by this Agreement, but which claims do not arise out of the gross negligence or willful misconduct of the Agent or any of the Lenders. The Borrower, Berry UK and Norwich each acknowledges and agrees that this indemnification shall survive the termination of this Agreement and the Commitments and the payment and performance of all of the other Obligations. The Agent and the Lenders agree that the liability of Berry UK and Norwich with respect to such indemnification shall be limited to claims which arise solely from property owned, operated or controlled by Berry UK and/or Norwich.
          (M)FINANCIAL COVENANTS.
(I)TANGIBLE CAPITAL FUNDS. The Borrower, Berry UK, Norwich and each of the Subsidiary Guarantors, on a consolidated basis, will attain a Tangible Capital Funds of not less than the following amounts as of the following dates:

DATE                                                         AMOUNT
June 30, 1998                                      $22,000,000
September 30, 1998                                 $22,500,000
December 31, 1998                                  $22,000,000
March 31, 1999                                     $22,500,000
June 30, 1999                                      $24,000,000
September 30, 1999                                 $26,000,000
December 31, 1999                                  $30,000,000
March 31, 2000                                     $30,500,000
June 30, 2000                                      $33,000,000
September 30, 2000                                 $39,000,000
December 31, 2000                                  $44,000,000
March 31, 2001                                     $46,000,000
June 30, 2001                                      $49,000,000
September 30, 2001                                 $54,000,000
December 31, 2001                                  $62,000,000

(II)FUNDED DEBT TO EBITDA. The Borrower, Berry UK, Norwich and each Subsidiary Guarantor, on a consolidated basis, will not at any time permit the ratio of
(x) Funded Debt to (y) EBITDA, for the prior twelve (12) month period, to be greater than the following amounts as of the following dates:

                   DATE                           RATIO
June 30, 1998                              5.00 to 1.00
September 30, 1998                         4.50 to 1.00
December 31, 1998                          4.00 to 1.00
March 31, 1999                             4.00 to 1.00
June 30, 1999                              3.75 to 1.00
September 30, 1999                         3.75 to 1.00
December 31, 1999                          3.50 to 1.00
March 31, 2000                             3.50 to 1.00
June 30, 2000                              3.25 to 1.00
September 30, 2000                         3.25 to 1.00
December 31, 2000                          3.00 to 1.00
March 31, 2001                             3.00 to 1.00
June 30, 2001                              3.00 to 1.00
September 30, 2001                         3.00 to 1.00
December 31, 2001                          3.00 to 1.00

In addition, Berry UK and Norwich, on a consolidated basis, will not permit, tested as of the last day of each fiscal quarter commencing December 31, 1998 and calculated on a rolling four-quarter basis (until such time as four quarters have been achieved, calculation will be annualized), the ratio of (x) its Funded Debt to (y) EBITDA, for the prior twelve (12) month period, to be greater than 3.0 to 1.0
(III)INTEREST COVERAGE RATIO. The Borrower, Berry UK, Norwich and each Subsidiary Guarantor will maintain, on a consolidated basis and tested as of the last day of each fiscal quarter in each fiscal year for the three (3), six
(6), nine (9) or twelve (12) month period of such fiscal year, as appropriate, ending on that date, an Interest Coverage Ratio of not less than the following amounts as of the following dates:

                   DATE                           RATIO
June 30, 1998                              2.00 to 1.00
September 30, 1998                         2.00 to 1.00
December 31, 1998                          2.00 to 1.00
March 31, 1999                             2.00 to 1.00
June 30, 1999                              2.00 to 1.00
September 30, 1999                         2.00 to 1.00
December 31, 1999                          2.50 to 1.00
March 31, 2000                             2.50 to 1.00
June 30, 2000                              2.50 to 1.00
September 30, 2000                         2.50 to 1.00
December 31, 2000                          2.50 to 1.00
March 31, 2001                             2.50 to 1.00
June 30, 2001                              2.50 to 1.00
September 30, 2001                         2.50 to 1.00
December 31, 2001                          2.50 to 1.00

(IV)FIXED CHARGE COVERAGE RATIO. The Borrower, Berry UK, Norwich and each of the Subsidiary Guarantor will maintain, on a consolidated basis and tested as of the last day of each fiscal year, a Fixed Charge Coverage Ratio of not less than the following amounts as of the following dates:

                  PERIOD                          RATIO
December 31, 1998                          1.00 to 1.00
December 31, 1999                          1.00 to 1.00
December 31, 2000                          1.00 to 1.00
December 31, 2001                          1.00 to 1.00

In addition, Berry UK and Norwich will maintain, on a consolidated basis and tested as of the last day of each fiscal quarter, commencing December 31, 1998 and calculated on a rolling four-quarter basis (until such time s four quarters have been achieved, calculation will be annualized), a Fixed Charge Coverage Ratio of not less than 1.0 to 1.0
(V)DEBT SERVICE COVERAGE RATIO. The Borrower, Berry UK, Norwich and each Subsidiary Guarantor will maintain, on a consolidated basis and tested as of the last day of each fiscal quarter in each fiscal year for the three
(3), six (6), nine (9) or twelve (12) month period of such fiscal year, as appropriate, ending on that date, a Debt Service Coverage Ratio of not less than 1.50 to 1.0.
          (N)COLLECTION OF ACCOUNTS.
Until the occurrence of an Event of Default, the Borrower, Berry UK, Norwich and its Subsidiaries shall at their own expense have the privilege for the account of, and in trust for, the Agent and the Lenders of collecting their Accounts and receiving in respect thereto all Items of Payment and shall otherwise completely service all of the Accounts including (a) the billing, posting and maintaining of complete records applicable thereto, (b) the taking of such action with respect to the Accounts as each of the Borrower, Berry UK, Norwich and each of the Subsidiaries may deem advisable; and (c) the granting, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which the Account Debtor may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to an Account and may take such other actions relating to the settling of any Account Debtor's claim as may be commercially reasonable. The Agent may, at its option, at any time or from time to time after and during the continuance of an Event of Default hereunder, revoke the collection privilege given in this Agreement to the Borrower, Berry UK, Norwich and the Subsidiaries by either giving notice of its assignment of, and Lien on the Collateral to the Account Debtors or giving notice of such revocation to the Borrower, Berry UK and/or Norwich. The Agent shall not have any duty to, and the Borrower, Berry UK and Norwich each hereby releases the Agent and the Lenders from all claims of loss or damage caused by the delay or failure to collect or enforce any of the Accounts or to preserve any rights against any other party with an interest in the Collateral, unless due to the gross negligence or willful misconduct of the Agent and/or any of the Lenders.
          (O)GOVERNMENT ACCOUNTS.
The Borrower will immediately notify the Agent if any of the Accounts arise out of contracts with the United States or with any other Governmental Authority, which Accounts, individually or in the aggregate, exceed One Hundred Thousand Dollars ($100,000) and, as appropriate, execute and, cause each Subsidiary Guarantor to execute, any Financing Documents and take any steps required by the Agent in order to comply with the Federal Assignment of Claims Act or any other applicable Laws.
          (P)INVENTORY.
With respect to the Inventory, the Borrower, Berry UK, Norwich and the Subsidiaries will keep correct and accurate records itemizing and describing the kind, type, and quantity of Inventory, the cost therefor and the selling price thereof, all of which records shall be available to the officers, employees or agents of the Agent upon demand for inspection and copying thereof. The Borrower, Berry UK, Norwich and the Subsidiaries shall be permitted to sell Inventory in the ordinary course of business until such time as the Agent notifies the Borrower, Berry UK and/or Norwich to the contrary following the occurrence of an Event of Default.
          (Q)INSURANCE WITH RESPECT TO EQUIPMENT AND INVENTORY.
The Borrower, Berry UK and Norwich will (a) maintain and cause each of their the Subsidiaries to maintain hazard insurance with fire and extended coverage and naming the Agent as an additional insured with loss payable to the Agent as its respective interest may appear on the Equipment and Inventory in an amount at least equal to the fair market value of the Equipment and Inventory (but in any event sufficient to avoid any co-insurance obligations) and with a specific endorsement to each such insurance policy pursuant to which the insurer agrees to give the Agent at least thirty (30) days written notice before any alteration or cancellation of such insurance policy and that no act or default of the Borrower or any Subsidiary shall affect the right of the Agent to recover under such policy in the event of loss or damage; and (b) file, and cause each of its Subsidiaries to file, with the Agent, upon its request, a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby. Notwithstanding the foregoing, Berry UK and Norwich shall be required to maintain insurance in accordance with the provisions of this Section as and to the extent appropriate and customary in secured lending transactions between British lenders and borrowers.
          (R)MAINTENANCE OF THE COLLATERAL.
Except as permitted by Section (a) Capital Structure, Merger, Acquisition or Sale of Assets. (Capital Structure), the Borrower, Berry UK and Norwich will maintain, and will cause each of the Subsidiary Guarantors to maintain, the Collateral in good working order, saving and excepting ordinary wear and tear.
          (S)DEFENSE OF TITLE AND FURTHER ASSURANCES.
At its expense, the Borrower, Berry UK and Norwich each will defend the title to the Collateral (and any part thereof), and will immediately execute, acknowledge and deliver and, cause each Subsidiary Guarantor to execute, acknowledge and deliver, any financing statement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document which the Agent may require in order to perfect, preserve, maintain, continue, protect and/or extend the Lien or security interest granted or required to be granted to the Agent, for the benefit of the Lenders ratably and the Agent, under the terms of this Agreement and/or under any of the other Financing Documents and the first priority of that Lien, subject only to the Permitted Liens. The Borrower, Berry UK and Norwich each will from time to time do, and, the Borrower will cause each of the Subsidiary Guarantors to do, whatever the Agent may reasonably require by way of obtaining, executing, delivering, and/or filing financing statements, landlords' or mortgagees' waivers, notices of assignment and other notices and amendments and renewals thereof and the Borrower, Berry UK and Norwich, each will take and, the Borrower will cause each of the Subsidiary Guarantors to take, any and all steps and observe such formalities as the Agent may require, in order to create and maintain a valid Lien upon, pledge of, or paramount security interest in (subject only to Permitted Liens), the Collateral (including as and to the extent required to comply with the provisions of SECTION 3.7SUBSIDIARY GUARANTOR ASSETS. (Subsidiary Guarantor Assets)), subject only to the Permitted Liens. The Agent understands and will require that the Borrower, Berry UK and Norwich only use commercially reasonable efforts to obtain landlord's and mortgagee's waivers requested by the Agent. The Borrower shall pay to the Agent on demand all taxes, costs and expenses incurred by the Agent in connection with the preparation, execution, recording and filing of any such document or instrument. To the extent that the proceeds of any of the Accounts are expected to become subject to the control of, or in the possession of, a party other than the Borrower, Berry UK, Norwich or a Subsidiary Guarantor or the Agent, the Borrower, Berry UK and/or Norwich, as applicable, shall use commercially reasonable efforts to cause all such parties to execute and deliver security documents, financing statements or other documents as requested by the Agent and as may be necessary to evidence and/or perfect the security interest of the Agent, for the benefit of the Lenders ratably and the Agent in those proceeds. The Borrower agrees that a copy of a fully executed security agreement and/or financing statement shall be sufficient to satisfy for all purposes the requirements of a financing statement as set forth in Article 9 of the applicable Uniform Commercial Code. The Borrower, Berry UK and Norwich each hereby irrevocably appoints the Agent as its attorney-in-fact, with power of substitution, in the name of the Agent or in the name of the Borrower, Berry UK and/or Norwich or otherwise, for the use and benefit of the Agent for itself and the Lenders, but at the cost and expense of the Borrower and without notice to the Borrower, Berry UK and/or Norwich, to execute and deliver any and all of the instruments and other documents and take any action which the Agent may require pursuant to the foregoing provisions of this Section (S)DEFENSE OF TITLE AND FURTHER ASSURANCES.
          (T)BUSINESS NAMES; LOCATIONS.
The Borrower, Berry UK and Norwich will notify and the Borrower will cause each of the Subsidiary Guarantors to notify the Agent not less than thirty
(30) days prior to (a) any change in the name under which the Borrower, Berry UK, Norwich or the applicable Subsidiary Guarantor conducts its business, (b) any change of the location of the chief executive office of the Borrower, Berry UK, Norwich or the applicable Subsidiary Guarantor, and
(c) the opening of any new place of business, and (d) any change in the location of the places where the Collateral, or any part thereof, or the books and records, or any part thereof, are kept to the extent any such change in location would in and of itself then or with the passage of time result in any Lien of the Agent and the Lenders not being perfected unless action is taken by the Agent and/or any other Person to continue, extend or effect the perfection of such Lien.
          (U)SUBSEQUENT OPINION OF COUNSEL AS TO RECORDING REQUIREMENTS.
In the event that the Borrower, Berry UK, Norwich or any Subsidiary Guarantor shall transfer its principal place of business or the office where it keeps its records pertaining to the Collateral, upon the Agent's reasonable request the Borrower will provide to the Agent a subsequent opinion of counsel as to the filing, recording and other requirements with which the Borrower, Berry UK, Norwich and the Subsidiary Guarantors have complied to maintain the Lien and security interest in favor of the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, in the Collateral.
          (V)USE OF PREMISES AND EQUIPMENT.
The Borrower, Berry UK and Norwich each agrees that until the Obligations are fully paid and all of the Commitments and the Letters of Credit and Bond Letters of Credit have been terminated or have expired, the Agent (a) after and during the continuance of a Default or an Event of Default, may use all owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and (b) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through their owned or leased property.
          (W)PROTECTION OF COLLATERAL.
The Borrower, Berry UK and Norwich each agrees that the Agent may at any time following an Event of Default take such steps as the Agent deems reasonably necessary to protect the interest of the Agent and the Lenders in, and to preserve the Collateral, including, the hiring of such security guards or the placing of other security protection measures as the Agent deems appropriate, may employ and maintain at their premises a custodian who shall have full authority to do all acts necessary to protect the interests of the Agent and the Lenders in the Collateral. The Borrower, Berry UK and Norwich each agrees to cooperate fully with the Agent's efforts to preserve the Collateral and will take such actions to preserve the Collateral as the Agent may reasonably direct. All of the Agent's reasonable expenses of preserving the Collateral, including any reasonable expenses relating to the compensation and bonding of a custodian, shall part of the Enforcement Costs.
          (X)APPLICATION OF NET CASUALTY PROCEEDS.
The Borrower, Berry UK and Norwich each agrees that Net Casualty Proceeds with respect to any Assets of the Borrower, Berry UK, Norwich and/or any Subsidiary Guarantor must be applied to either (a) the payment of the Obligations (provided that any Net Casualty Proceeds from any Assets of Berry UK and/or Norwich shall be applied only to payment of the UK Obligations) or (b) the repair, replacement and/or restoration of the Assets affected, and without the prior written consent of the Agent for no other purpose. The Agent shall determine, in its sole discretion, the manner in which Net Casualty Proceeds are to be applied if the amount of the Net Casualty Proceeds exceeds, individually or in the aggregate, One Million Dollars ($1,000,000) or if there exists a Default or an Event of Default.
SECTION 6.2NEGATIVE COVENANTS.
So long as any of the Obligations or the Commitments or Letters of Credit or Bond Letters of Credit shall be outstanding, the Borrower, Berry UK and Norwich each agrees with the Agent and the Lenders that:
          (A)CAPITAL STRUCTURE, MERGER, ACQUISITION OR SALE OF ASSETS. Except as otherwise permitted by the provisions of Section (C)PURCHASE OR REDEMPTION OF SECURITIES, DIVIDEND RESTRICTIONS. (Purchase of Redemption of Securities), neither the Borrower, Berry UK nor Norwich will alter or amend, nor will the Borrower permit any Subsidiary Guarantor to alter or amend, its capital structure, authorize any additional class of equity, issue any stock or equity of any class, enter into any merger or consolidation or amalgamation, windup or dissolve themselves (or suffer any liquidation or dissolution) or acquire all or substantially all the Assets of any Person, or sell, lease or otherwise dispose of any of its Assets; except that prior to the occurrence of a Default or an Event of Default, the following shall be permitted:
(i)Permitted Acquisitions;
(ii)Permitted Asset Dispositions;
(iii)mergers or consolidations (i) among and between the Borrower and/or any Subsidiary Guarantor, (ii) among and between Berry UK and Norwich, and
(iii) among and between any Subsidiaries of the Borrower other than Subsidiary Guarantors, Berry UK and/or Norwich; provided, that after closing and consummation of any such merger or consolidation involving the Borrower or any Subsidiary Guarantor (A) the Borrower is the surviving entity if the Borrower is a party to such merger or consolidation, (B) the Agent and the Lenders retain a first priority Lien on, and assignment of, one hundred percent (100%) of the capital stock of all surviving Subsidiary Guarantors, subject only to Permitted Liens, and a first priority Lien on all of the Assets of the Borrower and of each surviving Subsidiary Guarantor which had been pledged or required to be pledged under the provisions of this Agreement prior to such merger or consolidation, subject only to Permitted Liens, and (C) in any merger or consolidation involving only Subsidiary Guarantors, the surviving entity qualifies or continues to qualify as a Subsidiary Guarantor in accordance with the provisions of Section (B)SUBSIDIARIES. (Subsidiaries);
(iv)investments as and to the extent permitted by the provisions of Section INVESTMENTS, LOANS AND OTHER TRANSACTIONS. (Investments, Loans and Other Transactions), including, without limitation, the issuance of equity by any Subsidiary to the Borrower or another Subsidiary;
(v)the use and disposition of Net Casualty Proceeds, but only as and to the extent permitted by the provisions of SECTION (X) APPLICATION OF NET CASUALTY PROCEEDS. (Application of Net Casualty Proceeds);
(vi)South Carolina IRB Lease Transfers.
Any consent of the Agent to an Asset Disposition which does not constitute a Permitted Asset Disposition may be conditioned on a specified use of the Net Proceeds generated by such Asset Disposition, provided, however, that the Agent and the Lenders (i) acknowledge that in the case of a disposition of assets subject to the South Carolina IRB Lease Agreement, the proceeds must be first applied to repay the South Carolina IRB, but (ii) reserve all rights and remedies (including, without limitation, those arising under Section (S) DEFENSE OF TITLE AND FURTHER ASSURANCES. (Defense of Title) and comparable provisions of the Security Agreement) in the right of the Borrower or any one or more of the Guarantors to receive the proceeds of such repayment as a holder of the South Carolina Bond or otherwise.
          (B)SUBSIDIARIES.
Neither the Borrower, Berry UK nor Norwich will create or acquire, or permit any Subsidiary to create or acquire, any Subsidiaries other than (a) the Subsidiaries identified on the Collateral Disclosure List, as updated through the date of this Agreement and (b) the creation or acquisition of Subsidiary Guarantors. In order to qualify, after the Closing Date, as a Subsidiary Guarantor under the provisions of this Agreement, a Subsidiary must (i) be an acquisition permitted by the provisions of this Agreement or be created solely to consummate an acquisition permitted by the provisions of this Agreement, (ii) execute and deliver to the Agent a guaranty agreement substantially in the form of the Guaranty, (iii) grant to the Agent and the Lenders a first priority Lien on all Assets and property of such Subsidiary, subject only to Permitted Liens, all in accordance with the terms of one or more Financing Documents as and to the extent reasonably required by the Agent, and (iv) be a domestic Subsidiary (organized and existing under the laws of a state in the United States).
          (C)PURCHASE OR REDEMPTION OF SECURITIES, DIVIDEND RESTRICTIONS. The Borrower will not (a) purchase, redeem or otherwise acquire, or permit any Subsidiary to purchase, redeem or otherwise acquire, any shares of the Borrower's capital stock or warrants now or hereafter outstanding, (b) declare or pay any Distributions (other than stock dividends) or set aside any funds therefor, or (c) apply any of its property or Assets to the purchase, redemption or other retirement of, set apart any sum for the payment of any Distributions on, or for the purchase, redemption, or other retirement of, make any Distributions by reduction of capital or otherwise in respect of, any shares of any class of capital stock or warrants of the Borrower, except for (i) Distributions by the Borrower to the Parent pursuant to a certain Tax Sharing Agreement dated as of April 21, 1994 by and between the Borrower and the Parent, as amended through the Closing Date, and as the same may be further amended from time to time in a manner that is not materially adverse to the Borrower, (ii) Distributions by the Borrower to the Parent to enable the Parent to pay its operating and administrative expenses, including, without limitation, directors fees, legal and audit expenses, Securities and Exchange Commission compliance expenses and corporate franchise and other Taxes, not to exceed in any fiscal year Five Hundred Thousand Dollars ($500,000), (iii) Distributions by the Borrower to the Parent to pay management fees not to exceed Seven Hundred Fifty Thousand Dollars ($750,000) in any fiscal year of the Borrower, (iv) Distributions by the Borrower to the Parent to enable the Parent to repurchase any capital stock owned by any Person employed by the Parent and/or the Borrower if such Person is no longer so employed, provided, that the aggregate amount of Distributions for this purpose shall not exceed One Million Dollars ($1,000,000) per annum, (v) so long as the same may be effected with the payment of nominal consideration, the redemption of the South Carolina IRB in conjunction with the exercise of the South Carolina IRB Lease Purchase Option and (vi) Distributions to the Borrower from its Subsidiaries.
          (D)INDEBTEDNESS.
Neither the Borrower, Berry UK nor Norwich will create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Indebtedness for Borrowed Money, except:
(i)the Obligations;
(ii)current accounts payable arising in the ordinary course;
(iii)Indebtedness secured by Permitted Liens;
(iv)Subordinated Indebtedness; provided that the principal amount of all such Subordinated Indebtedness shall not at any time exceed, in the aggregate, Twenty Million Dollars ($20,000,000);
(v)Indebtedness of the Borrower, Berry UK, Norwich and/or any Subsidiary existing on the date hereof and reflected on the financial statements furnished pursuant to (K) FINANCIAL CONDITION. (Financial Condition);
(vi)Unsecured letters of credit, bankers' acceptances and/or (i) secured Interest Rate/Currency Protection Agreements between the Borrower, Berry UK, Norwich or a Subsidiary Guarantor and NationsBank and/or (ii) unsecured Interest Rate Protection/Currency Agreements between the Borrower, Berry UK, Norwich or a Subsidiary Guarantor and any other financial institution, providing for the transfer or mitigation of foreign exchange risks or interest rate risks either generally or under specific contingencies;
(vii)Indebtedness for Borrowed Money incurred by the Borrower, Norwich, Berry UK or any Subsidiary Guarantor incurred after the Closing Date; provided, that (i) such Indebtedness for Borrowed Money is incurred on account of purchase money or finance lease arrangements of Assets (other than real property) acquired by the Borrower, Norwich, Berry UK or a Subsidiary Guarantor after the Closing Date, (ii) each such purchase money or finance lease arrangement does not exceed the cost of the Assets acquired or leased, (iii) any Lien securing such purchase money or finance lease arrangement does not extend to any Assets or property other than that purchased or leased, and (iv) the aggregate amount of Indebtedness for Borrowed Money under and in connection with all such purchase money and/or finance lease arrangements shall not exceed, in the aggregate, the sum of Five Hundred Thousand Dollars ($500,000);
(viii)Capital Leases;
(ix)Indebtedness for Borrowed Money of the Borrower to any Subsidiary Guarantor or of any Subsidiary Guarantor to the Borrower or any other Subsidiary Guarantor and Indebtedness for Borrowed Money of the Borrower to Berry UK and/or Norwich (the "UK Intercompany Indebtedness"), provided that the aggregate amount of such UK Intercompany Indebtedness (together with any investment by the Borrower in Berry UK and/or Norwich permitted by the terms of this Agreement, shall not exceed, in the aggregate, Five Hundred Thousand Dollars ($500,000);
(x)Indebtedness for Borrowed Money as set forth on Schedule (n) Indebtedness FOR BORROWED MONEY.;
(xi)Other unsecured Indebtedness for Borrowed Money in aggregate principal amount not to exceed at any time One Million Dollars ($1,000,000);
(xii)Indebtedness permitted under the provisions of Section INVESTMENTS, LOANS AND OTHER TRANSACTIONS. (Investments, Loans and Other Transactions),
(xiii)Indebtedness of the Borrower and Berry UK under the Norwich Stock Purchase Agreement, and.
(xiv)any refinancing, replacement, repurchase, defeasance, redemption or refunding of any existing Indebtedness for Borrowed Money permitted by the provisions of this Agreement; provided, that (i) the principal amount of any Indebtedness for Borrowed Money used to refinance, replace, repurchase, defease, redeem or refund such existing Indebtedness for Borrowed Money (each a "Refinancing Indebtedness") does not exceed the then outstanding principal balance of the Indebtedness for Borrowed Money so refinanced, replaced, repurchased, defeased, redeemed or refunded, (ii) the Weighted Average Life to Maturity of any Refinancing Indebtedness is equal to or greater than the Weighted Average Life to Maturity of the Indebtedness for Borrowed Money being so refinanced, replaced, repurchased, defeased, redeemed or refunded by the Refinancing Indebtedness, (iii) the terms of the Refinancing Indebtedness are not materially more restrictive or limiting on the Borrower, Berry UK, Norwich or any Subsidiary Guarantor, as the case may be, than the terms of the Indebtedness for Borrowed Money being refinanced, replaced, repurchased, defeased, redeemed or refunded, as determined by the Agent in its reasonable discretion, and (iv) if and to the extent the Refinancing Indebtedness is intended to refinance, replace, repurchase, defeasance, redemption or refund Subordinated Indebtedness, then the Refinancing Indebtedness is subordinated in right of payment to the Obligations on terms at least as favorable to the Agent and the Lenders as those then governing the Subordinated Indebtedness to be refinanced, replaced, repurchased, defeased, redeemed or refunded. As used herein, the term "Weighted Average Life to Maturity" when applied to any Indebtedness for Borrowed Money (including any Refinancing Indebtedness) means at any date, the number of years obtained by dividing (A) the sum of the products obtained by multiplying (1) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (2) the number of years (calculated to the nearest one-twelfth) that will elapse between each such date and the making of each such payment, by (B) the then outstanding principal amount of such Indebtedness for Borrowed Money. Notwithstanding the foregoing, neither the Borrower, Berry UK, Norwich nor any Subsidiary Guarantor shall be permitted to create, incur, assume or suffer to exist any additional Indebtedness for Borrower Money at any time after the occurrence of a Default or an Event of Default or if and to the extent any such additional Indebtedness for Borrowed Money would give rise to a Default or an Event of Default.
          (E)INVESTMENTS, LOANS AND OTHER TRANSACTIONS.
Except as otherwise provided in this Agreement, the Borrower, Berry UK, and Norwich will not, and will not permit any of its or their Subsidiaries to,
(a) make, assume, acquire or continue to hold any investment in any real property (unless used in connection with their business) or any Person, whether by stock purchase, capital contribution, acquisition of Indebtedness of such Person or otherwise (including, without limitation, investments in any joint venture or partnership), except for (i) Permitted Acquisitions, (ii) replacements of Assets which are the subject of a Permitted Asset Disposition made pursuant to clause (f) of the definition of Permitted Asset Disposition, (iii) those investments existing as of the Closing Date and reflected on the financial statements furnished pursuant to Section (K) FINANCIAL CONDITION. (Financial Condition), (iv) any investments in Cash Equivalents, which, if requested by the Agent, are pledged to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, as collateral and security for the Obligations (v) those investments more particularly set forth in SCHEDULE INVESTMENTS, LOANS AND OTHER TRANSACTIONS. attached hereto and made a part hereof (the "Permitted Investments"), (vi) the Borrower's acquisition, creation or ownership of any Subsidiary Guarantor, including, the Borrower's existing or additional capital contributions in any such Subsidiary Guarantor, (vii) the Borrower's acquisition, creation and ownership of Berry UK and any existing or additional capital contributions in Berry UK or Norwich; provided that the aggregate amount of any such existing or additional capital contributions, together with any intercompany indebtedness between the Borrower and Berry UK permitted by the terms of this Agreement, may not exceed at any time in the aggregate Five Hundred Thousand Dollars ($500,000), (viii) the receipt of Indebtedness for Borrowed Money by the Borrower or any Subsidiary Guarantor which represents payment to the Borrower or a Subsidiary Guarantor, as the case may be, of a portion of the purchase price payable to the Borrower in connection with a Permitted Asset Disposition; provided that, upon the Agent's demand, the Borrower and/or the Subsidiary Guarantor, as the case may, shall take all such actions as shall be reasonably requested by the Agent to grant to the Agent for its benefit and the ratable benefit of the Lenders a perfected Lien on any such Indebtedness for Borrowed Money and provided further that the principal amount of all such Indebtedness for Borrowed Money shall not exceed at any time in the aggregate Five Hundred Thousand Dollars ($500,000), and (ix) investments permitted by Section (A) CAPITAL STRUCTURE, MERGER, ACQUISITION OR SALE OF ASSETS. (Capital Structure), (b) guaranty or otherwise become contingently liable for the Indebtedness or obligations of any Person, except that the Borrower and any Subsidiary Guarantor shall be permitted to guaranty (i) any Indebtedness for Borrowed Money of the Borrower, any Subsidiary Guarantor, Berry UK or Norwich otherwise permitted by the provisions of Section (D) INDEBTEDNESS. (Indebtedness), (ii) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business,
(iii) the obligations of the Borrower under the Subordinated Debt and the Senior Secured Debt, and (iv) the Obligations, or (c) make any loans or advances, or otherwise extend credit to any Person, except (i) any advance to an officer or employee of the Borrower or any Subsidiary for travel or other business expenses in the ordinary course of business, provided that the aggregate amount of all such advances by all of the Borrower and its Subsidiaries (taken as a whole) outstanding at any time shall not exceed Five Hundred Thousand Dollars ($500,000), (ii) trade credit extended to customers in the ordinary course of business, (iii) ordinary course advances to customers in connection with the production of molds and related materials, (iv) South Carolina IRB Lease Transfers, and (v) ordinary course working capital advances and loans to and from the Borrower to any Guarantor and to and from any Guarantor to the Borrower or any other Guarantor. In addition to the foregoing, Berry UK covenants and agrees that it shall own no other Assets or investments other than the capital stock of Norwich.
          (F)CAPITAL EXPENDITURES.
Except for Permitted Acquisitions and permitted reinvestments of Permitted Asset Dispositions, neither the Borrower, Berry UK nor Norwich will or will permit any Subsidiary to, directly or indirectly, make any Capital Expenditures in the aggregate for the Borrower, Berry UK, Norwich and their respective Subsidiaries (taken as a whole) in amount which exceed the following amounts at any time during the following fiscal years (for each fiscal year, the "Capital Expenditure Ceiling"):

                FISCAL YEAR                 CAPITAL EXPENDITURE CEILING
                   1997                             $19,000,000
                   1998                             $23,000,000
                   1999                             $26,000,000
                   2000                             $27,000,000
                   2001                             $29,000,000

If in any given fiscal year, the total Capital Expenditures of the Borrower, Berry UK, Norwich and its or their Subsidiaries, taken as a whole, are less than the applicable Capital Expenditure Ceiling for that fiscal year, the unused portion of the amount permitted for Capital Expenditures (the "Carry Forward Amount') may be used to increase the applicable Capital Expenditure Ceiling for the then next succeeding fiscal year. The Carry Forward Amount for any given fiscal year cannot be carried forward for more than one (1) fiscal year.
          (G)STOCK OF SUBSIDIARIES.
Neither the Borrower, Berry UK nor Norwich will sell or otherwise dispose of any shares of capital stock of any Subsidiary (except as necessary or incident to any transaction permitted by Section (A) CAPITAL STRUCTURE, MERGER, ACQUISITION OR SALE OF ASSETS. (Capital Structure) or Section (F) CAPITAL EXPENDITURES. (Capital Expenditures)) or permit any Subsidiary to issue any additional shares of its capital stock except pro rata to its stockholders.
          (H)SUBORDINATED INDEBTEDNESS.
Neither the Borrower, Berry UK nor Norwich will, or will permit any Subsidiary to make:
(i)(i) any payment on account of the Subordinated Debt in violation of the subordination provisions relating to such Subordinated Debt, or (ii) any payment on account of any other Subordinated Indebtedness in violation of the subordination provisions relating to such Subordinated Indebtedness;
(ii)any amendment or modification of to the documents evidencing or securing the Subordinated Indebtedness; and
(iii)any payment of principal or interest on the Subordinated Indebtedness other than when due, except that Subordinated Indebtedness may be prepaid, redeemed, repurchased, refinanced, replaced, refunded or defeased from the proceeds of any offering of Securities or Indebtedness by the Parent or the Borrower; provided that at the time of such prepayment there does not exist a Default or an Event of Default and provided that such offering of Securities or Indebtedness is otherwise permitted by the provisions of this Agreement.
          (I)LIENS.
The Borrower, Berry UK and Norwich each agrees that it (a) will not create, incur, assume or suffer to exist any Lien upon any of its properties or Assets, whether now owned or hereafter acquired, or permit any Subsidiary so to do, except for (i) Liens securing the Obligations and (ii) Permitted Liens, (b) will not allow or suffer to exist any Permitted Liens to be superior to Liens securing the Obligations, or permit any Subsidiary so to do, except for (i) statutory landlord's Liens with respect to which the Agent has not obtained a landlord's waiver and subordination, (ii) existing Liens securing Indebtedness for Borrowed Money under and in connection with the Bonds, and (iii) Liens which have priority as a matter of law and which do not otherwise constitute or give rise to a Default or an Event of Default and for which the Agent has established a reserve against the Borrowing Base (or the UK Borrowing Base, as appropriate) in an amount to be determined by the Agent in its reasonable discretion, (c) except as otherwise permitted by the provisions of this Agreement, will not enter into any contracts for the consignment of goods, will not execute or suffer the filing of any financing statements or the posting of any signs giving notice of consignments, and will not, as a material part of its business, engage in the sale of goods belonging to others, or permit any Subsidiary so to do, and (d) will not allow or suffer to exist the failure of any Lien described in the Security Documents to attach to, and/or remain at all times perfected on, any of the property described in the Security Documents, except with respect to any Assets disposed of as part of a Permitted Asset Disposition.
          (j)Transactions with Affiliates.
Neither the Borrower, Berry UK, Norwich nor any of its or their Subsidiaries will enter into any transaction with any Affiliate except in the ordinary course of business, in each case, upon terms no less favorable to the Borrower, Berry UK, Norwich or any Subsidiary then would be obtained in an arms-length, third party transaction. The foregoing provision shall not restrict (a) any employment agreement entered into by the Borrower or any of its Subsidiaries in the ordinary course of business and consistent with the past practices of the Borrower and/or any such Subsidiary, (b) transactions between or among the Borrower and/or the Subsidiary Guarantors, (c) transactions between First Atlantic Capital, Ltd. ("First Atlantic"), pursuant to the Second Amended and Restated Management Agreement dated as of June 18, 1996, as amended to the date hereof or otherwise amended with the Agent's prior written consent (solely for purposes of this Section (j) Transactions with Affiliates., between the Borrower and First Atlantic, (d) the payment of Distributions permitted by Section (C)PURCHASE OR REDEMPTION OF SECURITIES, DIVIDEND RESTRICTIONS. (c) Purchase or Redemption of Securities, Dividend Restrictions. (Purchase or Redemption of Securities), (e) any transaction fee payable to First Atlantic not to exceed $1,250,000 per transaction and (f) intercompany investments and loans between and among the Borrower, Berry UK and Norwich as and to the extent permitted by the provisions of this Agreement.
          (K)ERISA COMPLIANCE.
Neither the Borrower nor any Commonly Controlled Entity shall: (a) engage in or permit any "prohibited transaction" (as defined in ERISA); (b) cause any "accumulated funding deficiency" as defined in ERISA and/or the Internal Revenue Code; (c) terminate any pension plan in a manner which could result in the imposition of a lien on the property of the Borrower pursuant to ERISA; (d) terminate or consent to the termination of any Multi-employer Plan; or (e) incur a complete or partial withdrawal with respect to any Multi-employer Plan.

                        (L) PROHIBITION ON HAZARDOUS MATERIALS.
Neither the Borrower, Berry UK nor Norwich shall place, manufacture or store or permit to be placed, manufactured or stored any Hazardous Materials on any property owned, operated or controlled by the Borrower, Berry UK or Norwich or for which the Borrower, Berry UK or Norwich is responsible other than Hazardous Materials placed or stored on such property in accordance with applicable Laws in the ordinary course of the Borrower's, Berry UK's, Norwich's or any tenant's business expressly described in this Agreement, or permit any Subsidiary to do so.
          (M)AMENDMENTS.
The Borrower will not amend or agree to amend any of the Subordinated Debt Loan Documents, any of the Senior Secured Debt Loan Documents, any of the PackerWare Merger Agreement Documents, any of the Venture Stock Purchase/Merger Documents, and/or any of the Norwich Stock Purchase Documents, other than in the normal course of business.
          (N)METHOD OF ACCOUNTING; FISCAL YEAR.
The Borrower, Berry UK and Norwich each agrees that:
(i)it shall not change, or permit any Subsidiary to change, the method of accounting employed in the preparation of any financial statements furnished to the Agent under the provisions of (A)FINANCIAL STATEMENTS. (Financial Statements), unless required to conform to GAAP and on the condition that the Borrower's accountants shall furnish such information as the Agent may request to reconcile the changes with the Borrower's prior financial statements; and
(ii)it will not change or permit any Subsidiary to change, its fiscal year from a year ending on or about December 31. The Lenders understand that as of the Closing Date, the fiscal year end for Norwich is October 31.
Norwich covenants and agrees to change its fiscal year end to December 31 promptly upon closing and consummation of the Norwich Stock Purchase Transaction.
          (O)TRANSFER OF COLLATERAL.
Neither the Borrower, Berry UK, Norwich nor any of its or their Subsidiaries will transfer, or permit the transfer, to another location of any of the Collateral or the books and records related to any of the Collateral, except (a) for transfers among the Borrower and the Subsidiary Guarantors, if and to the extent the first priority Lien (subject to Permitted Liens) of the Agent and the Lenders would be unaffected by any such transfers, (b) for transfers of UK Collateral by Berry UK and/or Norwich to the Borrower, if and to the extent a first priority perfected Lien (subject to Permitted Liens) would attach to such UK Collateral so transferred contemporaneously with such transfer, or (c) transfers of Inventory in the ordinary course of business to bailees, warehousemen, consignees or similar third parties if and to the extent that either (i) such bailees, warehousemen, consignees or similar third parties have entered into an agreement with the Agent in which such bailees, warehousemen, consignees or similar third parties consent and agree to the superior Lien of the Agent and the Lenders on such Inventory and to such other terms and conditions as may be reasonably required by the Agent or
(ii) the Agent has established reserves against the Borrowing Base (or the UK Borrowing Base, as appropriate) with respect to any such Inventory so transferred in accordance with the provisions set forth in the definition of Eligible Domestic Inventory (or Eligible UK Inventory, as appropriate), which reserves the Agent shall establish upon the Borrower's request.
          (P)SALE AND LEASEBACK.
Neither the Borrower, Berry UK, Norwich nor any of the Subsidiaries will directly or indirectly enter into any arrangement to sell or transfer all or any substantial part of its fixed assets and thereupon or within one year thereafter rent or lease the assets so sold or transferred, except as contemplated by subsection (h) or subsection (l) of the definition of Permitted Asset Disposition.
                                ARTICLE VII
                      DEFAULT AND RIGHTS AND REMEDIES
SECTION 7.1EVENTS OF DEFAULT.
The occurrence of any one or more of the following events shall constitute an "Event of Default" under the provisions of this Agreement:
          (A)FAILURE TO PAY.
The failure of the Borrower, Berry UK and/or Norwich to pay any of the Obligations to be paid by them under the terms of this Agreement within three (3) days of the date as and when due and payable in accordance with the provisions of this Agreement, the Notes and/or any of the other Financing Documents;
          (B)BREACH OF REPRESENTATIONS AND WARRANTIES.
Any representation or warranty made in this Agreement, in any of the other Financing Documents, or in any report, statement, schedule, certificate, opinion, financial statement or other document furnished in connection with this Agreement, any of the other Financing Documents, or the Obligations, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.
          (C)FAILURE TO COMPLY WITH CERTAIN COVENANTS.
The failure of the Borrower, Berry UK or Norwich to perform, observe or comply, or the Borrower to cause any Subsidiary Guarantor to perform, observe or comply, as appropriate, with any covenant, condition or agreement contained in (A) FINANCIAL STATEMENTS. (Financial Statements),
(i) The Borrower, Berry UK and Norwich shall, and shall cause each of the Subsidiaries to, maintain (i) a standard system of accounting in accordance with GAAP, and (ii) proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its properties, business and activities. (Bookkeeping, Rights of Inspection, Field Examination, Etc.) with respect to inspection rights only, Section (H) INSURANCE. (Insurance), FINANCIAL COVENANTS. (Financial Covenants), (Q) INSURANCE WITH RESPECT TO EQUIPMENT AND INVENTORY. (Insurance with Respect to Equipment), (S) DEFENSE OF TITLE AND FURTHER ASSURANCES. (Defense of Title and Further Assurances), (T) BUSINESS NAMES; LOCATIONS. (Business Names; Locations), or NEGATIVE COVENANTS. (Negative Covenants).
          (D)FAILURE TO COMPLY WITH OTHER COVENANTS.
The failure of the Borrower, Berry UK or Norwich to perform, observe or comply, or the Borrower to cause any Subsidiary Guarantor to perform, observe or comply, as appropriate, with any covenant, condition or agreement contained in this Agreement other than those set forth in Section
(A) FAILURE TO PAY. (Failure to Pay), Section (B) BREACH OF REPRESENTATIONS AND WARRANTIES. (Breach of Representations and Warranties) or Section (C) FAILURE TO COMPLY WITH CERTAIN COVENANTS. (Failure to Comply with Certain Covenants), which failure shall remain unremedied for a period of thirty
(30) days after written notice thereof to the Borrower, Berry UK and/or Norwich, as appropriate, by the Agent.
          (E)DEFAULT UNDER OTHER FINANCING DOCUMENTS OR OBLIGATIONS.
The failure of the Borrower, Berry UK, Norwich and/or any other Person (other than the Agent or any of the Lenders) which is a party to any of the Financing Documents, to perform, observe or comply with any covenant, condition or agreement contained in any such Financing Documents which is not otherwise covered by any other Section of this DEFAULT AND RIGHTS AND REMEDIES, which failure shall remain unremedied for a period of thirty (30) days after written notice thereof to the Borrower, Berry UK and/or Norwich, as appropriate, by the Agent or the occurrence of an Event of Default under any of the other Financing Documents as defined therein.
          (F)RECEIVER; BANKRUPTCY.
The Borrower, Berry UK, Norwich or any Guarantor shall (a) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, (b) admit in writing its inability to pay its debts as they mature, (c) make a general assignment for the benefit of creditors,
(d) be adjudicated a bankrupt or insolvent under any applicable Laws, (e) file a voluntary petition in bankruptcy or a petition or an answer seeking or consenting to reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or take corporate action for the purposes of effecting any of the foregoing under any applicable Laws, or (f) by any act indicate its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for any of its property, or suffer any such receivership, trusteeship or proceeding to continue undischarged for a period of sixty (60) days, or (g) by any act indicate its consent to, approval of or acquiescence in any order, judgment or decree by any court of competent jurisdiction or any Governmental Authority enjoining or otherwise prohibiting the operation of all or substantially all of the Borrower's or any Guarantor's business or the use or disposition of all or substantially all of its or their respective assets.
          (G)INVOLUNTARY BANKRUPTCY, ETC.
(i) An order for relief shall be entered in any involuntary case brought against the Borrower, Berry UK, Norwich or any Guarantor under the Bankruptcy Code or comparable Law, or (b) any such case shall be commenced against the Borrower, Berry UK, Norwich or any Guarantor and shall not be dismissed within sixty (60) days after the filing of the petition, or (c) an order, judgment or decree under any other Law is entered by any court of competent jurisdiction or by any other Governmental Authority on the application of a Governmental Authority or of a Person other than the Borrower, Berry UK, Norwich or any Guarantor (i) adjudicating the Borrower, Berry UK, Norwich or any Guarantor bankrupt or insolvent, or (ii) appointing a receiver, trustee or liquidator of the Borrower, Berry UK, Norwich or of any Guarantor, or of a material portion of its or their assets, or (iii) enjoining, prohibiting or otherwise limiting the operation of all or substantially all of its or their business or the use or disposition of all or substantially all of its or their assets, and such order, judgment or decree continues unstayed and in effect for a period of thirty (30) days from the date entered.
          (H)JUDGMENT.
Unless adequately insured in the reasonable opinion of the Agent, the entry of a final judgment for the payment of money involving more than $1,000,000 (individually and in the aggregate) against the Borrower, Berry UK, Norwich and/or any or all of the Guarantors, and the failure by the Borrower, Berry UK, Norwich or such Guarantor to discharge the same, or cause it to be discharged, within sixty (60) days from the date of the order, decree or process under which or pursuant to which such judgment was entered, or to secure a stay of execution pending appeal of such judgment.
          (I)EXECUTION; ATTACHMENT.
Any execution or attachment shall be levied against the Collateral, or any part thereof, and such execution or attachment shall not be set aside, discharged or stayed within sixty (60) days after the same shall have been levied.
          (J)DEFAULT UNDER OTHER BORROWINGS.
An event of default shall be made with respect to any Indebtedness for Borrowed Money in a principal amount in excess of Two Million Dollars ($2,000,000), either individually or in the aggregate, of the Borrower, Berry UK, Norwich and/or any or all of the Guarantors, other than the Loans, if such Indebtedness for Borrowed Money was not paid when due, after giving effect to any applicable notice and cure period, or if the effect of such event of default is to accelerate the maturity of such Indebtedness for Borrowed Money or to permit the holder or obligee thereof or other party thereto to cause such Indebtedness for Borrowed Money to become due prior to its stated maturity.
          (K)CHALLENGE TO AGREEMENTS.
The Borrower, Berry UK, Norwich or any Guarantor shall challenge the validity and binding effect of any provision of any of the Financing Documents or any of the Financing Documents shall for any reason (except to the extent permitted by its express terms) cease to be effective or to create a valid and perfected first priority Lien (except for Permitted Liens, certain of which Permitted Liens, to the extent expressly permitted by the provisions of this Agreement, may constitute superior and prior Liens) on, or security interest in, any of the Collateral purported to be covered thereby, unless due to the gross negligence or willful misconduct of the Agent.
          (L)MATERIAL ADVERSE CHANGE.
The Requisite Lenders, in their sole discretion, determine in good faith that a material adverse change has occurred in the financial condition of the Borrower, Berry UK, Norwich and the Subsidiary Guarantors, taken as a whole.
          (M)CHANGE IN OWNERSHIP.
(i)The Borrower shall cease to own and control, beneficially and of record, directly or indirectly, at least one hundred percent (100%) of the issued and outstanding capital stock of Berry UK and each Subsidiary Guarantor (except pursuant to any transaction permitted by (a) CAPITAL STRUCTURE, MERGER, ACQUISITION OR SALE OF ASSETS. (Capital Structure) or (B) SUBSIDIARIES. (Subsidiaries)), (b) Berry UK shall cease to own and control, beneficially and of record, directly or indirectly, at least one hundred percent (100%) of the issued and outstanding capital stock of Norwich, (c) the Parent shall cease to own and control, beneficially and of record, directly or indirectly, at least one hundred percent (100%) of the issued and outstanding capital stock of the Borrower, or (c) Atlantic Equity Partners International II, L. P. ("AEP"), Chase Capital Partners, and their respective Affiliates shall cease to own and control, beneficially and of record, at least fifty-one percent (51%) or more of the issued and outstanding voting capital stock of the Parent.
          (N)LIQUIDATION, TERMINATION, DISSOLUTION, CHANGE IN MANAGEMENT,
ETC.
The Borrower, Berry UK, Norwich or any Guarantor shall liquidate, dissolve or terminate its existence, except as otherwise expressly permitted by the provisions of NEGATIVE COVENANTS. (Negative Covenants).
          (O)PARENT LINE OF BUSINESS.
At any time the Parent engages in any business other than the ownership of capital stock of the Borrower or any other Wholly-Owned Subsidiary or such other business as shall be mandatory under the provisions of applicable Laws.
SECTION 7.2REMEDIES.
Upon the occurrence of any Event of Default, the Agent and/or NationsBank, as applicable, may, in the exercise of its sole and absolute discretion from time to time, and shall, at the direction of the Requisite Lenders, at any time thereafter exercise any one or more of the following rights, powers or remedies:
          (A)ACCELERATION.
The Agent may declare any or all of the Obligations to be immediately due and payable and NationsBank may declare any or all of the UK Obligations to be immediately due and payable, notwithstanding anything contained in this Agreement or in any of the other Financing Documents to the contrary, without presentment, demand, protest, notice of protest or of dishonor, or other notice of any kind, all of which the Borrower, Berry UK and Norwich each hereby waives.
          (B)FURTHER ADVANCES.
The Agent and/or NationsBank, as applicable, may from time to time without notice to the Borrower, Berry UK or Norwich suspend, terminate or limit any further advances, loans or other extensions of credit under the Commitments, under this Agreement and/or under any of the other Financing Documents. Further, upon the occurrence of an Event of Default specified in (F) RECEIVER; BANKRUPTCY. (Receiver; Bankruptcy) or (G) INVOLUNTARY BANKRUPTCY, ETC. (Involuntary Bankruptcy, etc.), the Commitments and any agreement in any of the Financing Documents to provide additional credit and/or to issue Letters of Credit and/or Bond Letters of Credit shall immediately and automatically terminate and the unpaid principal amount of the Notes (with accrued interest thereon) and all other Obligations (including UK Obligations) then outstanding, shall immediately become due and payable without further action of any kind and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, Berry UK and Norwich.
          (c) UNIFORM COMMERCIAL CODE.
The Agent and NationsBank each shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable Laws. Upon demand by the Agent or NationsBank, the Borrower shall assemble the Collateral and make it available to the Agent or NationsBank, as applicable, at a place designated by the Agent or NationsBank. The Agent, NationsBank or its or their agents may without notice from time to time enter upon the Borrower's premises to take possession of the Collateral, to remove it, to render it unusable, to process it or otherwise prepare it for sale, or to sell or otherwise dispose of it.
ANY WRITTEN NOTICE OF THE SALE, DISPOSITION OR OTHER INTENDED ACTION BY THE AGENT OR NATIONSBANK WITH RESPECT TO THE COLLATERAL WHICH IS SENT BY REGULAR MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS SET FORTH IN
SECTION 9.1 NOTICES.
All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a Business Day, or two (2) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follow (Notices), or such other address of the Borrower which may from time to time be shown on the Agent's and/or NationsBank's records, at least ten (10) days prior to such sale, disposition or other action, shall constitute commercially reasonable notice to the Borrower. The Agent and NationsBank may alternatively or additionally give such notice in any other commercially reasonable manner. If any consent, approval, or authorization of any state, municipal or other Governmental Authority or of any other Person or of any Person having any interest therein, should be necessary to effectuate any sale or other disposition of the Collateral, the Borrower agrees to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.
The Borrower recognizes that the Agent and/or NationsBank may be unable to effect a public sale of all or a part of the Collateral consisting of Securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and other applicable Federal and state Laws. The Agent and NationsBank may, therefore, in its or their discretion, take such steps as it or they may deem appropriate to comply with such Laws and may, for example, at any sale of the Collateral consisting of securities restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, including, without limitation, a requirement that the Persons making such purchases represent and agree to the satisfaction of the Agent and NationsBank that they are purchasing such securities for their account, for investment, and not with a view to the distribution or resale of any thereof. The Borrower covenants and agrees to do or cause to be done promptly all such acts and things as the Agent and/or NationsBank may request from time to time and as may be necessary to offer and/or sell the Securities or any part thereof in a manner which is
valid and binding and in conformance with all applicable Laws.   Upon any
such sale or disposition, the Agent and NationsBank shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral consisting of securities so sold.
          (D)SPECIFIC RIGHTS WITH REGARD TO COLLATERAL.
In addition to all other rights and remedies provided -hereunder or as shall exist at law or in equity from time to time, the Agent and/or NationsBank may (but shall be under no obligation to), without notice to the Borrower, Berry UK and/or Norwich and upon the occurrence of an Event of Default the Borrower, Berry UK and Norwich each hereby irrevocably appoints each of the Agent and NationsBank as its attorney-in-fact, with power of substitution, in the name of NationsBank, the Agent and/or any or all of the Lenders and/or in the name of the Borrower, Berry UK and/or Norwich or otherwise, for the use and benefit of NationsBank, the Agent and the Lenders, but at the cost and expense of the Borrower, Berry UK and Norwich, as and to the extent permitted by the provisions of this
Agreement:
(i)request any Account Debtor obligated on any of the Accounts to make payments thereon directly to the Agent or NationsBank, with the Agent and/or NationsBank taking control of the cash and non-cash proceeds thereof;
(ii)compromise, extend or renew any of the Collateral or deal with the same as it may deem advisable,
(iii)make exchanges, substitutions or surrenders of all or any part of the Collateral;
(iv)copy, transcribe, or remove from any place of business of the Borrower, Berry UK, Norwich or any Subsidiary all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Agent or any of the Lenders, make such use of the Borrower's,. Berry UK's, Norwich's or any Subsidiary's place(s) of business as may be reasonably necessary to administer, control and collect the Collateral;
(v)repair, alter or supply goods if necessary to fulfill in whole or in part the purchase order of any Account Debtor;
(vi)demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral;
(vii)institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral;
(viii)settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof;
(ix)endorse or sign the name of the Borrower, Berry UK and/or Norwich upon any items of payment, certificates of title, instruments, securities, stock powers, documents, documents of title, financing statements, assignments, notices or other writing relating to or part of the Collateral and on any proof of claim in bankruptcy or comparable Laws against an Account Debtor;
(x)notify the Post Office authorities to change the address for the delivery of mail to the Borrower, Berry UK and/or Norwich to such address or Post Office Box as the Agent or NationsBank may designate and receive and open all mail addressed to the Borrower, Berry UK and Norwich; and
(xi)take any other action necessary or beneficial to realize upon or dispose of the Collateral or to carry out the terms of this Agreement.
          (E)APPLICATION OF PROCEEDS.
Unless otherwise required by applicable Laws, any proceeds of sale or other disposition of the Collateral will be applied by the Agent and NationsBank to the payment first of any and all Agent's Obligations, then to any and all Enforcement Costs, and any balance of such proceeds will be remitted to NationsBank and/or the Lenders, as appropriate, in like currency and funds received ratably in accordance with their respective Pro Rata Shares of such balance. Each Lender shall apply any such proceeds received from the Agent or NationsBank to its Obligations in such order and manner as such Lender shall determine. If the sale or other disposition of the Collateral fails to fully satisfy the Obligations, the Borrower shall remain liable to
the Agent and the Lenders for any deficiency.   Notwithstanding the
foregoing, any proceeds of sale or other disposition of the UK Collateral will be applied to the payment of the UK Obligations only in such order and manner as the Lenders shall determine in their sole and absolute discretion. If the sale or other disposition (by foreclosure, liquidation or otherwise) of the UK Collateral fails to fully satisfy the UK Obligations, the Borrower, Berry UK and Norwich shall remain liable to NationsBank for any deficiency.
          (F)PERFORMANCE BY AGENT.
If the Borrower shall fail to pay the Obligations or Berry UK or Norwich fails to pay the UK Obligations, or otherwise the Borrower, Berry UK or Norwich fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement or any of the other Financing Documents, the Agent without notice to or demand upon the Borrower, Berry UK or Norwich and without waiving or releasing any of the Obligations or any Default or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Borrower, Berry UK and/or Norwich, as applicable, and may enter upon the premises of the Borrower, Berry UK and/or Norwich, for that purpose and take all such action thereon as the Agent may consider necessary or appropriate for such purpose and each of the Borrower, Berry UK and Norwich hereby irrevocably appoints the Agent as its attorney-in-fact upon the occurrence of an Event of Default to do so, with power of substitution, in the name of the Agent, in the name of any or all of the Lenders, or in the name of the Borrower, Berry UK, Norwich or otherwise, for the use and benefit of the Agent, but at the cost and expense of the Borrower and without notice to the Borrower, Berry UK and/or Norwich. All sums so paid or advanced by the Agent together with interest thereon from the date of payment, advance or incurring until paid in full at the Post-Default Rate and all costs and expenses, shall be deemed part of the Enforcement Costs, shall be paid by the Borrower to the Agent on demand, and shall constitute and become a part of the Agent's Obligations. All powers granted to the Agent under the provisions of this Section are also deemed granted to NationsBank with respect to the UK Obligations.
          (G)OTHER REMEDIES.
The Agent and NationsBank may from time to time proceed to protect or enforce the rights of NationsBank, the Agent and/or any of the Lenders by an action or actions at law or in equity or by any other appropriate proceeding, whether for the specific performance of any of the covenants contained in this Agreement or in any of the other Financing Documents, or for an injunction against the violation of any of the terms of this Agreement or any of the other Financing Documents, or in aid of the exercise or execution of any right, remedy or power granted in this Agreement, the Financing Documents, and/or applicable Laws. The Agent and each of the Lenders are authorized to offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of the Borrower, Berry UK and/or Norwich now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, the Agent, any of the Lenders or any Affiliate of the Agent or any of the Lenders, subject to the limitations on liability set forth in (J)LIMITATIONS ON JOINT AND SEVERAL LIABILITY FOR OBLIGATIONS. (Limitations on Joint and Several Liability)
                               ARTICLE VIII
                                 THE AGENT
SECTION 8.1APPOINTMENT.
Each Lender hereby designates and appoints NationsBank as its agent under this Agreement and the Financing Documents, and each Lender hereby irrevocably authorizes the Agent to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the Financing Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this THE AGENT. The provisions of this THE AGENT are solely for the benefit of the Agent and the Lenders and neither the Borrower, Berry UK, Norwich nor any Person shall have any rights as a third party beneficiary of any of the provisions hereof, except for those rights expressly granted to the Borrower pursuant to (A) RESIGNATION.
The Agent may resign from the performance of all its functions and duties hereunder at any time by giving at least thirty (30) Business Days' prior written notice to the Borrower and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to Section (B)APPOINTMENT OF SUCCESSOR.
Upon any such notice of resignation pursuant to Section (a) (Resignation), the Requisite Lenders, with the consent of NationsBank and the Borrower, shall appoint a successor to the Agent. If a successor to the Agent shall not have been so appointed within said thirty (30) Business Day period, the Agent retiring, upon notice to the Borrower, shall then appoint a successor Agent who shall serve as the Agent until such time, as the Requisite Lenders appoint a successor the Agent as provided above. (Appointment of Successor) or as otherwise provided below. (Resignation), SECTION 8.8 COLLATERAL MATTERS. (Collateral Matters), SECTION 8.12 CONSENTS. (Consents) and CIRCUMSTANCES WHERE CONSENT OF ALL OF THE LENDERS IS REQUIRED. (Circumstances Where All Lenders Required). In performing its functions and duties under this Agreement, the Agent shall act solely as an administrative representative of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Lenders, the Borrower or any Person. The Agent may perform any of its duties hereunder, or under the Financing Documents, by or through its agents or employees.
SECTION 8.2NATURE OF DUTIES.
          (A)IN GENERAL.
The Agent shall have no duties, obligations or responsibilities except those expressly set forth in this Agreement or in the Financing Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender. Each Lender shall make its own independent investigation of the financial condition and affairs of the Borrower, Berry UK and Norwich in connection with the extension of credit hereunder and shall make its own appraisal of the credit worthiness of the Borrower, Berry UK and Norwich and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter. If the Agent seeks the consent or approval of any of the Lenders to the taking or refraining from taking of any action hereunder, then the Agent shall send notice thereof to each Lender. The Agent shall promptly notify each Lender any time that the applicable percentage of the Lenders have instructed the Agent to act or refrain from acting pursuant hereto.
          (B)EXPRESS AUTHORIZATION.
The Agent is hereby expressly and irrevocably authorized by each of the Lenders, as agent on behalf of itself and the other Lenders:
(i)To receive on behalf of each of the Lenders any payment or collection on account of the Obligations and to distribute to each Lender its Pro Rata Share of all such payments and collections so received as provided in this Agreement;
(ii)To receive all documents and items to be furnished to the Lenders under the Financing Documents;
(iii)To act or refrain from acting in this Agreement and in the other Financing Documents with respect to those matters so designated for the Agent;
(iv)To act as nominee for and on behalf of the Lenders in and under this Agreement and the other Financing Documents;
(v)To arrange for the means whereby the funds of the Lenders are to be made available to the Borrower, Berry UK and/or Norwich;
(vi)To distribute promptly to the Lenders, if required by the terms of this Agreement, all written information, requests, notices, Loan Notices, payments, Prepayments, documents and other items received from the Borrower, Berry UK, Norwich or other Person;
(VII)TO AMEND, MODIFY, OR WAIVE ANY PROVISIONS OF THIS AGREEMENT OR THE OTHER FINANCING DOCUMENTS ON BEHALF OF THE LENDERS SUBJECT TO THE REQUIREMENTS THAT ALL OR CERTAIN OF THE LENDERS' CONSENT BE OBTAINED IN CERTAIN INSTANCES AS PROVIDED IN CIRCUMSTANCES WHERE CONSENT OF ALL OF THE LENDERS IS REQUIRED. (Circumstances All Lenders Required) and Section 9.2 Amendments; Waivers.
This Agreement and the other Financing Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Requisite Lenders, the Borrower, Berry UK and Norwich and to the extent provided in CIRCUMSTANCES WHERE CONSENT OF ALL OF THE LENDERS IS REQUIRED. by an agreement in writing signed by all of the Lenders, the Borrower, Berry UK and Norwich. In addition, any agreement which directly or indirectly affects any rights, duties, obligations, liabilities or remedies of the Agent under this Agreement, under any of other Financing Documents or otherwise must be approved and signed by the Agent. No waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Borrower, Berry UK or Norwich therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between the Borrower, Berry UK, Norwich and the Agent and/or any of the Lenders and no act or failure to act from time to time on the part of the Agent and/or any of the Lenders shall constitute a waiver, amendment or modification of any provision of this Agreement or any of the other Financing Documents or any right or remedy under this Agreement, under any of the other Financing Documents or under applicable Law (Amendments; Waivers);
(viii)To deliver to the Borrower, Berry UK, Norwich and other Persons, all requests, demands, approvals, notices, and consents received from any of the Lenders;
(ix)To exercise on behalf of each Lender all rights and remedies of the Lenders upon the occurrence of any Event of Default and/or Default specified in this Agreement and/or in any of the other Financing Documents or applicable Laws;
(x)To execute any of the Security Documents and any other documents on behalf of the Lenders as the secured party for the benefit of the Agent and the Lenders; and
(xi)To take such other actions as may be requested by the Requisite
Lenders.
SECTION 8.3RIGHTS, EXCULPATION, ETC.
Neither the Agent nor any of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Financing Documents, or in connection herewith or therewith, except that the Agent shall be obligated on the terms set forth herein for performance of its express obligations hereunder, and except that the Agent shall be liable with respect to its own gross negligence or willful misconduct. The Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other the Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them). The Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectible, or sufficiency of this Agreement or any of the Financing Documents or the transactions contemplated thereby, or for the financial condition of any Person. The Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Financing Documents or the financial condition of any Person, or the existence or possible existence of any Default or Event of Default. The Agent agrees to use its reasonable efforts to notify the Lenders as to the occurrence of any material Event of Default promptly upon obtaining actual knowledge thereof, provided, however, that the failure in good faith of the Agent to so notify any Lender shall not give rise to any liability on the part of the Agent nor shall it waive, discharge or otherwise adversely affect the Agent's ability to exercise and enforce any rights or remedies resulting from such Event of Default. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Financing Documents the Agent is permitted or required to take or to grant, and the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Financing Documents until it shall have received such instructions from the applicable percentage of the Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement or any of the other Financing Documents in accordance with the instructions of the applicable percentage of the Lenders and notwithstanding the instructions of the Lenders, the Agent shall have no obligation to take any action if it, in good faith believes that such action exposes the Agent to any liability.
SECTION 8.4RELIANCE.
The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Financing Documents and its duties hereunder or thereunder, upon advice of counsel selected by it. The Agent may deem and treat the original Lenders as the owners of the respective Notes for all purposes until receipt by the Agent of a written notice of assignment, negotiation or transfer of any interest therein by the Lenders in accordance with the terms of this Agreement. Any interest, authority or consent of any holder of any of the Notes shall be conclusive and binding on any subsequent holder, transferee, or assignee of such Notes. The Agent shall be entitled to rely upon the advice of legal counsel, independent accountants, and other experts selected by the Agent in its sole discretion.
SECTION 8.5INDEMNIFICATION.
Each Lender, severally, agrees to reimburse and indemnify the Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements including, without limitation, Enforcement Costs, of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any of the Financing Documents or any action taken or omitted by the Agent under this Agreement for any of the Financing Documents, in proportion to each Lender's Pro Rata Share, all of the foregoing as they may arise, be asserted or be imposed from time to time; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements resulting from the Agent's gross negligence or willful misconduct. The obligations of the Lenders under this SECTION 8.5 INDEMNIFICATION. shall survive the payment in full of the Obligations and the termination of this Agreement.
SECTION 8.6NATIONSBANK INDIVIDUALLY.
With respect to its Commitments and the Loans made by it, and the Notes issued to it, NationsBank shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "the Lenders" or "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include NationsBank in its individual capacity as a Lender or one of the Requisite Lenders. NationsBank and its Affiliates may lend money to, accept deposits from and generally engage in any kind of banking, trust or other business with the Borrower, any Affiliate of the Borrower, or any other Person or any of their officers, directors and employees as if NationsBank were not acting as the Agent pursuant hereto and the Agent may accept fees and other consideration from the Borrower, any Affiliate of the Borrower or any of their officers, directors and employees (in addition to the Agency Fees or other arrangements or fees heretofore agreed to between the Borrower, Berry UK, Norwich and the Agent) for services in connection with this Agreement or otherwise without having to account for or share the same with the Lenders.
SECTION 8.7SUCCESSOR AGENT.
          (A)RESIGNATION.
The Agent may resign from the performance of all its functions and duties hereunder at any time by giving at least thirty (30) Business Days' prior written notice to the Borrower and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to Section (B) APPOINTMENT OF SUCCESSOR.
Upon any such notice of resignation pursuant to Section (A)RESIGNATION. (Resignation), the Requisite Lenders, with the consent of NationsBank and the Borrower, shall appoint a successor to the Agent. If a successor to the Agent shall not have been so appointed within said thirty (30) Business Day period, the Agent retiring, upon notice to the Borrower, shall then appoint a successor Agent who shall serve as the Agent until such time, as the Requisite Lenders appoint a successor the Agent as provided abov (Appointment of Successor) or as otherwise provided below.
          (B)APPOINTMENT OF SUCCESSOR.
Upon any such notice of resignation pursuant to Section (A) RESIGNATION. (Resignation), the Requisite Lenders, with the consent of NationsBank and the Borrower, shall appoint a successor to the Agent. If a successor to the Agent shall not have been so appointed within said thirty (30) Business Day period, the Agent retiring, upon notice to the Borrower, shall then appoint a successor Agent who shall serve as the Agent until such time, as the Requisite Lenders appoint a successor the Agent as provided above.
          (C)SUCCESSOR AGENT.
Upon the acceptance of any appointment as the Agent under the Financing Documents by a successor Agent, such successor to the Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the Agent retiring, and the Agent retiring shall be discharged from its duties and obligations under the Financing Documents. After any Agent's resignation as the Agent under the Financing Documents, the provisions of this THE AGENT shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under the Financing Documents.
SECTION 8.8COLLATERAL MATTERS.
          (A)RELEASE OF COLLATERAL.
The Lenders hereby irrevocably authorize the Agent and NationsBank, as applicable, at its or their option and in its or their discretion, to release any Lien granted to or held by the Agent upon any property covered by this Agreement or the Financing Documents:
(i)upon termination of the Commitments and payment and satisfaction of all Obligations and expiration or termination of all Letters of Credit and all Bond Letters of Credit;
(ii)constituting property being sold or disposed of if the Borrower, Berry UK, Norwich or a Subsidiary Guarantor certifies to the Agent and/or NationsBank, as applicable, that the sale or disposition is made in compliance with the provisions of this Agreement (and the Agent and NationsBank may rely in good faith conclusively on any such certificate, without further inquiry);
(iii)constituting property leased to the Borrower, Berry UK, Norwich or any Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Borrower or the Subsidiary to be, renewed or extended; or
(iv)constituting property covered by Permitted Liens with lien priority superior to those Liens in favor or for the benefit of NationsBank, the Agent or the Lenders.
In addition during any fiscal year of the Borrower (x) the Agent and NationsBank may release Collateral having a book value of not more than 5% of the book value of all Collateral, (y) the Agent and NationsBank, with the consent of Requisite Lenders, may release Collateral having a book value of not more than 25% of the book value of all Collateral and (z) the Agent and NationsBank, with the consent of the Lenders having 90% of (i) the Commitments and (ii) Loans, may release all the Collateral.
          (B)CONFIRMATION OF AUTHORITY, EXECUTION OF RELEASES.
Without in any manner limiting the Agent's authority to act without any specific or further authorization or consent by the Lenders as set forth in Section (A)RELEASE OF COLLATERAL. (Release of Collateral), each Lender agrees to confirm in writing the authority to release any property covered by this Agreement or the Financing Documents conferred upon the Agent under Section (a) Release of Collateral. (Release of Collateral). So long as no Event of Default is then continuing, upon receipt by the Agent of confirmation from the requisite percentage of the Lenders, of its authority to release any particular item or types of property covered by this Agreement or the Financing Documents, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders herein or pursuant hereto upon such Collateral; PROVIDED, HOWEVER, that (a) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (b) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of any Person, in respect of), all interests retained by any Person, including, without limitation, the proceeds of any sale, all of which shall continue to constitute part of the property covered by this Agreement or the Financing Documents.
          (C) ABSENCE OF DUTY.
The Agent shall have no obligation whatsoever to any Lender, the Borrower, Berry UK, Norwich or any other Person to assure that the property covered by this Agreement or the Financing Documents exists or is owned by the Borrower, Berry UK, Norwich or any Subsidiary Guarantor or is cared for, protected or insured or has been encumbered or that the Liens granted to the Agent on behalf of the Lenders herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section (C)
 ABSENCE OF DUTY or in any of the Financing Documents, it being understood and agreed that in respect of the property covered by this Agreement or the Financing Documents or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its discretion, given the Agent's own interest in property covered by this Agreement or the Financing Documents as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any of the other the Lenders.
SECTION 8.9AGENCY FEE.
The Borrower shall pay to the Agent, an annual loan administration and agency fee (collectively, the "Agency Fees" and individually, an "Agency Fee"), in the aggregate amount of Eighty Thousand Dollars ($80,000), payable quarterly in arrears in installments of $20,000 each. The initial Agency Fee shall be payable on the Second Closing Date, and each Agency Fee thereafter shall be payable in advance on the first day of each quarterly period, commencing with the first such day following the date hereof. Each Agency Fee shall be fully earned and non-refundable upon the date paid.
The Agent shall retain all of the Agency Fees for its own account and shall have no obligation to remit or pay any portion thereof to any of the Lenders.
SECTION 8.10AGENCY FOR PERFECTION.
Each Lender hereby appoints the Agent and each other Lender as agent for the purpose of perfecting the Lenders' Liens in Collateral which, in accordance with Article 9 of the Uniform Commercial Code in any applicable jurisdiction or otherwise, can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor, shall deliver such Collateral to the Agent or in accordance with the Agent's instructions.
SECTION 8.11EXERCISE OF REMEDIES.
Each Lender agrees that it will not have any right individually to enforce or seek to enforce this Agreement or any Financing Document or to realize upon any collateral security for the Loans, it being understood and agreed that such rights and remedies may be exercised only by the Agent.
SECTION 8.12CONSENTS.
          (a)In the event the Agent or NationsBank requests the consent of a Lender and does not receive a written denial thereof, or a written notice from a Lender that due cause consideration of the request requires additional time, in each case, within ten (10) Business Days after such Lender's receipt of such request, then such Lender will be deemed to have given such consent.
          (b)In the event the Agent, NationsBank the Borrower, Berry UK or Norwich, as the case may be, requests the consent of a Lender and such consent is denied, then NationsBank or the Borrower, Berry UK or Norwich, as the case may be, may, at their option, require such Lender to assign its interest in the Loans and Commitments to NationsBank or such other lender as shall be acceptable to the Borrower, Berry UK and/or Norwich, as the case may be, NationsBank and the Agent, for a price equal to the then outstanding principal amount thereof, PLUS accrued and unpaid interest, fees and costs and expenses due such Lender under the Financing Documents, which principal, interest, fees and costs and expenses will be paid on the date of such assignment. In the event that NationsBank or the Borrower, Berry UK or Norwich, as the case may be, elects to require any Lender to assign its interest to NationsBank or such other lender as shall be acceptable to the Borrower, Berry UK, or Norwich, as the case may be, and the Agent and NationsBank will so notify such Lender in writing within thirty (30) days following such Lender's denial, and such Lender will assign its interest to NationsBank or such other lender as shall be acceptable to the Borrower, Berry UK or Norwich, as the case may be, NationsBank and the Agent, no later than five (5) days following receipt of such notice.
          (c)The Lenders each hereby authorize the Agent and/or NationsBank, as appropriate on their behalf to execute any and all amendments to this Agreement and any of the other Financing Documents as may be necessary to remedy and correct any clerical errors, omissions or inconsistencies. The Agent and NationsBank, as appropriate, agrees to give copies of any and all such executed amendments to each of the Lenders.
          (d)Notwithstanding anything to the contrary contained herein, NationsBank acknowledges and agrees that to the extent any Lender has made all required payments to NationsBank on account of its participation interests in the UK Obligations in accordance with the terms of this Agreement, such Lender shall be deemed a "Lender" for purposes of consents and similar actions required to be contained by NationsBank with respect to such UK Obligations. Accordingly, all consents and similar actions required to be obtained by the Agent with respect to the Obligations from the Requisite Lenders and/or all of the Lenders as required by the terms of this Agreement shall likewise be applicable to actions of NationsBank with respect to the UK Obligations in the same respect.
SECTION 8.13CIRCUMSTANCES WHERE CONSENT OF ALL OF THE LENDERS IS REQUIRED. Notwithstanding anything to the contrary contained herein, no amendment, modification, change or waiver shall be effective without the consent of all of the Lenders (but only the consent of all Lenders party to this Agreement as of the Closing Date shall be required with respect to item (i) below) to:
          (a)increase the principal amount of any of the Commitments;
          (b)extend the maturity or due date of payment of principal, interest or Fees on account of the Obligations, including the UK Obligations;
          (c)reduce the principal amount of any Obligations, the rate of interest on any of the Obligations or any Fees payable, except as expressly permitted therein;
          (d)change the method of calculation utilized in connection with the computation of interest and Fees;
          (e)change the manner of pro rata application by the Agent or NationsBank of payments made by the Borrower, Berry UK or Norwich or any other payments required hereunder or under the other Financing Documents;
          (f)modify this Section or the definition of "Requisite Lenders";
          (g)release any material portion of any Collateral (including any UK Collateral), any Guarantor or any Financing Document (except to the extent provided herein or therein);
          (h)increase the advance rates for any component of the Borrowing Base or the UK Borrowing Base; and
          (i)modify, waiver or otherwise change the requirements of Section 2.1.13.
SECTION 8.14DISSEMINATION OF INFORMATION.
The Agent will provide the Lenders with any information received by the Agent from the Borrower, Berry UK or Norwich which is required to be provided to the Agent or to the Lenders hereunder; PROVIDED, HOWEVER, that the Agent shall not be liable to any one or more the Lenders for any failure to do so, except to the extent that such failure is attributable to the Agent's gross negligence or willful misconduct.
SECTION 8.15DISCRETIONARY ADVANCES.
The Agent may, in its sole discretion, make, for the account of the Lenders on a pro rata basis, advances under the Revolving Loan of up to 10% in excess of the Borrowing Base but not in excess of the limitation set forth in aggregate Revolving Credit Commitments for a period of not more than thirty (30) consecutive days or, following an Event of Default, for such longer period as the Requisite Lenders may elect.
                                ARTICLE IX
                               MISCELLANEOUS
SECTION 9.1NOTICES.
All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a Business Day, or two (2) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follows:

Borrower                    BERRY PLASTICS CORPORATION
Berry UK or                 101 Oakley Street
Norwich                     P.O. Box 959
                            Evansville, Indiana 47710-0959
                            Attention:  President
with a copy to              Ilan S. Nissan, Esquire
                            O'Sullivan, Graev & Karabell, LLP
                            30 Rockefeller Center
                            41{st} Floor
                            New York, New York 10112
with a copy to:             Joseph S. Levy
                            Vice President
                            First Atlantic Capital, Ltd.
                            135 East 57th Street, 29th Floor
                            New York, New York 10022
Agent:                      NATIONSBANK, N.A.
                            NationsBank Business Credit
                            100 S. Charles Street
                            Baltimore, Maryland 21201
                            Attention: Alison Arbuthnot
with a copy to:             Shaun F. Carrick, Esquire
                            Miles & Stockbridge P.C.
                            10 Light Street
                            Baltimore, Maryland 21202
AGENT'S LONDON OFFICE       NationsBank - Europe
                            New Broad Street House
                            35 New Broad Street
                            London, England EC2MINH
                            Attention: Mr. Aidan Fisher
NATIONSBANK:                NationsBank, N.A.
                            NationsBank Business Credit
                            100 S. Charles Street
                            Baltimore, Maryland 21201
                            Attn: Ms. Vickie Tillman
GE Capital                  General Electric Capital Corporation
                            335 Madison Avenue
                            New York, New York 10017
                            Attn:  Account Manager - Berry Plastics
Fleet:                      Fleet Capital Corporation
                            200 Glastonbury Boulevard
                            Glastonbury, Connecticut 06033
                            Attn: Mr. John Stanescki
Heller:                     Mr. Tom Bukowski
Senior
                            Vice President
Heller
                            Financial, Inc.
150
                            East 42{nd} Street
7{th}
                            Floor
New
                            York, New York 10017

By written notice, each party to this Agreement may change the address to which notice is given to that party, provided that such changed notice shall include a street address to which notices may be delivered by overnight courier in the ordinary course on any Business Day.
SECTION 9.2AMENDMENTS; WAIVERS.
This Agreement and the other Financing Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Requisite Lenders, the Borrower, Berry UK and Norwich and to the extent provided in CIRCUMSTANCES WHERE CONSENT OF ALL OF THE LENDERS IS REQUIRED. by an agreement in writing signed by all of the Lenders, the Borrower, Berry UK and Norwich. In addition, any agreement which directly or indirectly affects any rights, duties, obligations, liabilities or remedies of the Agent under this Agreement, under any of other Financing Documents or otherwise must be approved and signed by the Agent. No waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Borrower, Berry UK or Norwich therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between the Borrower, Berry UK, Norwich and the Agent and/or any of the Lenders and no act or failure to act from time to time on the part of the Agent and/or any of the Lenders shall constitute a waiver, amendment or modification of any provision of this Agreement or any of the other Financing Documents or any right or remedy under this Agreement, under any of the other Financing Documents or under applicable Laws.
Without implying any limitation on the foregoing, and subject to the provisions OF CIRCUMSTANCES WHERE CONSENT OF ALL OF THE LENDERS IS
REQUIRED.:
          (a)Any waiver or consent shall be effective only in the specific instance, for the terms and purpose for which given, subject to such conditions as the Agent may specify in any such instrument.
          (b)No waiver of any Default or Event of Default shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereto.
          (c)No notice to or demand on the Borrower, Berry UK or Norwich in any case shall entitle the Borrower, Berry UK or Norwich to any other or further notice or demand in the same, similar or other circumstance.
          (d)No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver, amendment or modification of any such term, condition, covenant or agreement or of any such breach or preclude the Agent from exercising any such right, power or remedy at any time or times.
          (e)By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents, the Agent shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Financing Documents, or to declare a Default or an Event of Default for failure to effect such prompt payment of any such other amount.
SECTION 9.3CUMULATIVE REMEDIES.
The rights, powers and remedies provided in this Agreement and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Agent shall determine, subject to the provisions of this Agreement, and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws. In order to entitle the Agent to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing and subject to the terms of this Agreement, the Agent may:
          (a)proceed against the Borrower, Berry UK or Norwich with or without proceeding against any other Person (including, without limitation, any one or more of the Guarantors) who may be liable (by endorsement, guaranty, indemnity or otherwise) for all or any part of the Obligations (subject to the limitations set forth in Section (J)LIMITATIONS ON JOINT AND SEVERAL LIABILITY FOR OBLIGATIONS. (Limitations on Joint and Several Liability);
          (b)proceed against the Borrower, Berry UK or Norwich with or without proceeding under any of the other Financing Documents or against any Collateral or other collateral and security for all or any part of the Obligations;
          (c)without reducing or impairing the obligation of the Borrower, Berry UK or Norwich and without notice, release or compromise with any guarantor or other Person liable for all or any part of the Obligations under the Financing Documents or otherwise;
          (d)without reducing or impairing the obligations of the Borrower, Berry UK or Norwich and without notice thereof: (i)fail to perfect the Lien in any or all Collateral or to release any or all the Collateral or to accept substitute Collateral, (ii) approve the making of advances under the Revolving Loan and/or the UK Revolving Loan under this Agreement, (iii) waive any provision of this Agreement or the other Financing Documents,
(iv) exercise or fail to exercise rights of set-off or other rights, or (v) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.
SECTION 9.4SEVERABILITY.
In case one or more provisions, or part thereof, contained in this Agreement or in the other Financing Documents shall be invalid, illegal or unenforceable in any respect under any Law, then without need for any further agreement, notice or action:
          (a)the validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;
          (b)the obligation to be fulfilled shall be reduced to the limit of such validity;
          (c)such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.
SECTION 9.5ASSIGNMENTS BY LENDERS.
Any Lender may, with the prior written consent of the Agent and the Borrower, but without notice to or consent of any other Lender, which consent shall not be unreasonably withheld, delayed or conditioned, assign to any Person (each an "Assignee" and collectively, the "Assignees") all or a portion of such Lender's Commitments; provided that (a) the amount assigned by such Lender must be at least equal to Five Million Dollars ($5,000,000), (b) after giving effect to such assignment, such Lender must continue to hold a Pro Rata Share of the Commitments at least equal to Ten Million Dollars ($10,000,000), unless such Lender has assigned one hundred percent (100%) of such Lender's Commitments, and (c) any amount assigned shall be divided pro rata among such Lenders' Pro Rata Share of the Commitments and Obligations. NationsBank agrees that if at any time NationsBank sells one hundred percent (100%) of all of its Commitments, NationsBank shall resign as Agent and the remaining Lenders shall select a replacement Agent in accordance with the provisions of this Agreement. In addition, NationsBank agrees that for so long as NationsBank is the Agent, unless otherwise agreed by the Lenders, NationsBank shall continue to hold a Pro Rata Share of the Commitments at least equal to the Pro Rata Share of the Lender (other than NationsBank) having the highest Pro Rata Share of the Commitments. Any Lender which elects to make such an assignment shall pay to the Agent, for the exclusive benefit of the Agent, an administrative fee for processing each such assignment in the amount of Three Thousand Five Hundred Dollars ($3,500). Such Lender and its Assignee shall notify the Agent and the Borrower in writing of the date on which the assignment is to be effective (the "Adjustment Date"). On or before the Adjustment Date, the assigning Lender, the Agent, the Borrower and the respective Assignee shall execute and deliver a written assignment agreement in a form acceptable to the Agent, which shall constitute an amendment to this Agreement to the extent necessary to reflect such assignment. Upon the request of any assigning Lender following an assignment made in accordance with this ASSIGNMENTS BY LENDERS., the Borrower, Berry UK and Norwich shall issue new Notes to the assigning Lender and its Assignee reflecting such assignment, in exchange for the existing Notes held by the assigning Lender.
In addition to the foregoing assignments permitted by this ASSIGNMENTS BY LENDERS., without the prior written consent of the Borrower, Berry UK or Norwich, but with the consent of the Agent, which consent shall not be unreasonably withheld, delayed or conditioned, any Lender may assign all or any portion of such Lender's Commitments (a) to NationsBank, Fleet, GE Capital or Heller at any time regardless of the occurrence or non-occurrence of an Event of Default and (b) to any other Person at any time after the occurrence of an Event of Default; provided that with respect to any such proposed assignment under either (a) or (b) (i) the amount to be assigned by such assigning Lender must be at least equal to Five Million Dollars ($5,000,000), (ii) after giving effect to such assignment, such assigning Lender must continue to hold a Pro Rata Share of the Commitments at least equal to Ten Million Dollars ($10,000,000), unless such Lender has assigned one hundred percent (100%) of such Lender's Commitments, (iii) any amount to be assigned shall be divided pro rata among such Lender's Pro Rata Share of the Commitments and the Obligations, and (iv) prior to closing and consummating the proposed assignment (the "Proposed Assignee"), the Lender shall have first given the Borrower notice of the proposed assignment (the "Right of First Refusal Notice") to permit the Borrower an opportunity to locate another Person acceptable to the Agent (the "Substitute Purchaser") to close and consummate the proposed assignment on the same terms and conditions available to the Proposed Assignee and the Substitute Purchaser shall in fact close and consummate the proposed assignment within thirty (30) days after the Right of First Refusal Notice. If the Borrower fails to locate a Substitute Purchaser or if the Substitute Purchaser fails to close and consummate the proposed assignment within such thirty (30) day period, the assigning Lender shall be entitled to close and consummate the proposed assignment to the Proposed Assignee without further notice or obligation to the Borrower, Berry UK or Norwich.
In addition, notwithstanding the foregoing, any Lender may at any time pledge all or any portion of such Lender's rights under this Agreement, any of the Commitments or any of the Obligations to a Federal Reserve Bank.
SECTION 9.6PARTICIPATIONS BY LENDERS.
Any Lender may at any time sell to one or more financial institutions participating interests in any of such Lender's Obligations or Commitments; provided, however, that (a) no such participation shall relieve such Lender from its obligations under this Agreement or under any of the other Financing Documents to which it is a party, (b) such Lender shall remain solely responsible for the performance of its obligations under this Agreement and under all of the other Financing Documents to which it is a party, (c) the Borrower, Berry UK, Norwich, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Financing Documents, and (d) no such participant shall be granted voting rights with respect to any matters reserved for the Lenders under the provisions of this Agreement.
SECTION 9.7DISCLOSURE OF INFORMATION BY LENDERS.
          (a)In connection with any sale, transfer, assignment or participation by any Lender in accordance with ASSIGNMENTS BY LENDERS. (Assignments by Lenders) or SECTION 9.6 PARTICIPATIONS BY LENDERS. (Participations by Lenders), each Lender shall have the right to disclose to any actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and/or any of the other Financing Documents or otherwise, provided that such actual or potential purchaser shall agree to keep confidential any non-public information delivered or made available to such Lender.
          (b)Each of the Lenders and the Agent hereby agree to exercise reasonable efforts to keep any non-public information delivered or made available to it pursuant to this Agreement or any of the Financing Documents, confidential from any other Person except (i) Persons employed or retained by such Lender or Agent who are or are expected to become engaged in evaluating, approving, structuring or administering the Obligations, (ii) with the prior written consent of Borrower, (iii) as required in connection with the exercise of any remedy under this Agreement or any of the Financing Documents or (iv) as may be required by Law, provided that in the event that any Lender, the Agent or any of its or their representatives are requested or compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the non-public information delivered or made available to any Lender or the Agent pursuant to this Agreement or any of the Financing Documents, the Lenders, the Agent and its or their representatives, as appropriate, agree to provide Borrower with prompt notice of such request(s).
SECTION 9.8SUCCESSORS AND ASSIGNS.
This Agreement and all other Financing Documents shall be binding upon and inure to the benefit of the Borrower, Berry UK, Norwich, the Agent and the Lenders and their respective heirs, personal representatives, successors and assigns, except that neither the Borrower, Berry UK nor Norwich shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Agent and the Requisite Lenders.
SECTION 9.9CONTINUING AGREEMENTS.
All covenants, agreements, representations and warranties made by the Borrower, Berry UK and/or Norwich in this Agreement, in any of the other Financing Documents, and in any certificate delivered pursuant hereto or thereto shall survive the making by the Lenders of the Loans, the issuance of Letters of Credit by the Agent and the execution and delivery of the Notes, shall be binding upon the Borrower, Berry UK and Norwich regardless of how long before or after the date hereof any of the Obligations were or are incurred, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. From time to time upon the Agent's request, and as a condition of the release of any one or more of the Security Documents, the Borrower, Berry UK, Norwich and other Persons obligated with respect to the Obligations shall provide the Agent with such acknowledgments and agreements as the Agent may require to the effect that there exists no defenses, rights of setoff or recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against the Agent, any or all of the Lenders, and/or any of its or their agents and others, or to the extent there are, the same are waived and released.
SECTION 9.10ENFORCEMENT COSTS.
The Borrower agrees to pay to the Agent on demand all Enforcement Costs (including expenses and fees incurred by any Lender to the extent included in the definition of Enforcement Costs), together with interest thereon from the date following demand until paid in full at a per annum rate of interest equal at all times to the Post-Default Rate. The Borrower, Berry UK and Norwich jointly and severally agree to pay to the Agent on demand all Enforcement Costs which relate solely to the UK Obligations, together with interest thereon from the date following demand until paid in full at a per annum rate of interest equal at all times to the Post-Default Rate. Enforcement Costs shall be immediately due and payable at the time advanced or incurred, whichever is earlier. Without implying any limitation on the foregoing, the Borrower and to the extent appropriate, Berry UK and Norwich, jointly and severally agree, as part of the Enforcement Costs, to pay upon demand any and all stamp and other Taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and the other Financing Documents and to save the Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay any Taxes or fees referred to in this Section. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of the other Obligations and shall survive the termination of this Agreement.
SECTION 9.11APPLICABLE LAW; JURISDICTION.
          (A)GOVERNING LAW.
As a material inducement to the Agent and the Lenders to enter into this Agreement, the Borrower, Berry UK and Norwich each acknowledges and agrees that the Financing Documents, including, this Agreement, shall be governed by the Laws of the State, as if each of the Financing Documents and this Agreement had each been executed, delivered, administered and performed solely within the State even though for the convenience and at the request of the Borrower, Berry UK and/or Norwich one or more of the Financing Documents may be executed elsewhere. The Agent and the Lenders acknowledge, however, that remedies under certain of the Financing Documents that relate to property outside the State may be subject to the laws of the state in which the property is located.
          (B)SUBMISSION TO JURISDICTION.
The Borrower, Berry UK and Norwich each irrevocably submits to the jurisdiction of any state or federal court sitting in the State over any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents. The Borrower, Berry UK and Norwich each irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Borrower, Berry UK and Norwich and may be enforced in any court in which the Borrower, Berry UK and/or Norwich is subject to jurisdiction, by a suit upon such judgment, provided that service of process is effected upon the Borrower, Berry UK and Norwich in one of the manners specified in this Section or as otherwise permitted by applicable Laws.
          (C)APPOINTMENT OF AGENT FOR SERVICE OF PROCESS.
The Borrower, Berry UK and Norwich each hereby irrevocably designates and appoints CT Corporation System 300 East Lombard Street, Baltimore, Maryland, 21202, as their respective agent to receive on their behalf service of any and all process that may be served in any suit, action or proceeding of the nature referred to in this Section in any state or federal court sitting in the State. If such agent shall cease so to act, the Borrower, Berry UK and Norwich shall irrevocably designate and appoint without delay another such agent in the State satisfactory to the Agent and shall promptly deliver to the Agent evidence in writing of such other agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.
          (D)SERVICE OF PROCESS.
The Borrower, Berry UK and Norwich each hereby consents to process being served in any suit, action or proceeding of the nature referred to in this Section by (a) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Borrower, Berry UK and Norwich at their respective address designated in or pursuant to
SECTION 9.1NOTICES. (Notices), and (b) serving a copy thereof upon the agent, if any, designated and appointed by the Borrower, Berry UK and Norwich as their respective agent for service of process by or pursuant to this Section. The Borrower, Berry UK and Norwich each irrevocably agrees that such service (i) shall be deemed in every respect effective service of process upon each of them in any such suit, action or proceeding, and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Borrower, Berry UK and Norwich. Nothing in this Section shall affect the right of the Agent to serve process in any manner otherwise permitted by law or limit the right of the Agent otherwise to bring proceedings against the Borrower, Berry UK and/or Norwich in the courts of any jurisdiction or jurisdictions.
SECTION 9.12DUPLICATE ORIGINALS AND COUNTERPARTS.
This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.
SECTION 9.13HEADINGS.
The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
SECTION 9.14NO AGENCY.
Nothing herein contained shall be construed to constitute the Borrower, Berry UK or Norwich as the agent of the Agent or any of the Lenders for any purpose whatsoever or to permit the Borrower, Berry UK or Norwich to pledge any of the credit of the Agent or any of the Lenders. Neither the Agent nor any of the Lenders shall be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. Neither the Agent nor any of the Lenders shall, by anything herein or in any of the Financing Documents or otherwise, assume any of the Borrower's, Berry UK's, or Norwich's obligations under any contract or agreement assigned to the Agent and/or the Lenders, and neither the Agent nor any of the Lenders shall be responsible in any way for the performance by the Borrower, Berry UK or Norwich of any of the terms and conditions thereof.
SECTION 9.15WAIVER OF TRIAL BY JURY.
THE BORROWER, BERRY UK, NORWICH, THE AGENT AND THE LENDERS HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER, BERRY UK, NORWICH, THE AGENT AND/OR ANY OR ALL OF THE LENDERS MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT,
(B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.
This waiver is knowingly, willingly and voluntarily made by the Borrower, Berry UK, Norwich, the Agent and the Lenders, and the Borrower, Berry UK, Norwich, the Agent and the Lenders hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrower, Berry UK, Norwich, the Agent and the Lenders further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.
SECTION 9.16LIABILITY OF THE AGENT AND THE LENDERS.
The Borrower, Berry UK and Norwich each hereby agrees that neither the Agent nor any of the Lenders shall be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Agent and/or any of the Lenders in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations, except for acts of gross negligence and willful misconduct.
By inspecting the Collateral or any other properties of the Borrower, Berry UK or Norwich or by accepting or approving anything required to be observed, performed or fulfilled by the Borrower, Berry UK or Norwich or to be given to the Agent and/or any of the Lenders pursuant to this Agreement or any of the other Financing Documents, neither the Agent nor any of the Lenders shall be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by the Agent and/or the Lenders.
SECTION 9.17ENTIRE AGREEMENT.
THIS AGREEMENT IS INTENDED BY THE AGENT, THE LENDERS, BERRY UK, NORWICH AND THE BORROWER TO BE A COMPLETE, EXCLUSIVE AND FINAL EXPRESSION OF THE AGREEMENTS CONTAINED HEREIN. NEITHER THE AGENT, THE LENDERS NOR BERRY UK, NORWICH, OR THE BORROWER SHALL HEREAFTER HAVE ANY RIGHTS UNDER ANY PRIOR AGREEMENTS PERTAINING TO THE MATTERS ADDRESSED BY THIS AGREEMENT BUT SHALL LOOK SOLELY TO THIS AGREEMENT FOR DEFINITION AND DETERMINATION OF ALL OF THEIR RESPECTIVE RIGHTS, LIABILITIES AND RESPONSIBILITIES UNDER THIS AGREEMENT.

IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

WITNESS OR ATTEST:BERRY PLASTICS CORPORATION



_________________________By:_______________________(Seal)
James M. Kratochvil
Vice President

WITNESS OR ATTEST:NIM HOLDINGS LIMITED



____________________________By:_______________________(Seal)
James M. Kratochvil
Vice President

WITNESS OR ATTEST:NORWICH INJECTION MOULDERS LIMITED



_________________________By:_______________________(Seal)
James M. Kratochvil
Vice President



WITNESS:NATIONSBANK, N.A.,
in its capacity as Agent



_________________________By:______________________(Seal)
Alison Arbuthnot
Vice President

WITNESS:NATIONSBANK, N.A.
in its capacity as a Lender



_________________________By:_______________________(Seal)
Alison Arbuthnot
Vice President

WITNESS:GENERAL ELECTRIC CAPITAL CORPORATION in its capacity as a Lender



_________________________By:_______________________(Seal)



WITNESS:FLEET CAPITAL CORPORATION
in its capacity as a Lender



_________________________By:_______________________(Seal)



WITNESS:HELLER FINANCIAL, INC.
in its capacity as a Lender



_________________________By:_______________________(Seal)

                               LIST OF EXHIBITS

A-1.Form of Borrowing Base Report
A-2Form of UK Borrowing Base Report
B.Wire Transfer Procedures
C-1.Pro-Forma Financial Statements
C-2Pro-Forma Balance Sheets
D.Form of Compliance Certificate

                             LIST OF SCHEDULES

ScheduleSection 1.1 CERTAIN DEFINED TERMS. List of Account Debtors (concentrations)
SCHEDULE(j) Litigation. Litigation
SCHEDULE(n) Indebtedness FOR BORROWED MONEY. Scheduled Indebtedness for
Borrowed         Money
SCHEDULE(T) EMPLOYEE RELATIONS. Employee Relations Disclosures SCHEDULE(u) Presence OF HAZARDOUS MATERIALS OR HAZARDOUS MATERIALS CONTAMINATION. Hazardous Materials Disclosures
SCHEDULE(v) Perfection AND PRIORITY OF COLLATERAL. Scheduled Permitted
Liens
SCHEDULE(x) Business NAMES AND ADDRESSES. Information on Names, Addresses and Locations
SCHEDULEInvestments, Loans AND OTHER TRANSACTIONS. Permitted Investments

                                                                  EXHIBIT B

                                                                  EXHIBIT C

                             TABLE OF CONTENTS
ARTICLE I DEFINITIONS
2
Section 1.1Certain Defined Terms
2
Section 1.2Accounting Terms and Other Definitional Provisions.
76
ARTICLE II THE CREDIT FACILITIES............................................77
Section 2.1The Revolving Credit Facility....................................77
Section 2.2The Term Loan A Facility.........................................88
Section 2.3Term Loan B Facility.............................................94
Section 2.4The Letter of Credit Facility....................................98
Section 2.5The Bond Letter of Credit Facility..............................101
Section 2.6The Special Source Bond Facility................................106
Section 2.7The UK Revolving Credit Facility................................107
Section 2.8UK Term Loan Facility...........................................112
Section 2.9General Letter of Credit Provisions and Participation Provisions for UK Credit Facilities.115
Section 2.10Interest.......................................................120
Section 2.11General Financing Provisions...................................126
Section 2.12Settlement Among Lenders.......................................134
ARTICLE III THE COLLATERAL.................................................139
Section 3.1Debt and Obligations Secured....................................139
Section 3.2Grant of Liens..................................................140
Section 3.3Collateral Disclosure List......................................141
Section 3.4Personal Property...............................................143
Section 3.5Record Searches.................................................145
Section 3.6Real Property...................................................145
Section 3.7Subsidiary Guarantor Assets.....................................148
Section 3.8Costs...........................................................148
Section 3.9Release.........................................................148
Section 3.10Inconsistent Provisions........................................148
ARTICLE IV REPRESENTATIONS AND WARRANTIES..................................148
Section 4.1Representations and Warranties..................................148
Section 4.2Survival; Updates of Representations and Warranties.............159
ARTICLE V CONDITIONS PRECEDENT.............................................160
Section 5.1Conditions to the Initial Advance and Initial Letter of Credit..160
Section 5.2Conditions to all Extensions of Credit..........................166
ARTICLE VI COVENANTS OF THE BORROWER.......................................167
Section 6.1Affirmative Covenants...........................................167
Section 6.2Negative Covenants..............................................181
ARTICLE VII DEFAULT AND RIGHTS AND REMEDIES................................192
Section 7.1Events of Default...............................................192
Section 7.2Remedies........................................................195
ARTICLE VIII THE AGENT.....................................................199
Section 8.1Appointment.....................................................199
Section 8.2Nature of Duties................................................199
Section 8.3Rights, Exculpation, Etc........................................201
Section 8.4Reliance........................................................202
Section 8.5Indemnification.................................................204
Section 8.6NationsBank Individually........................................204
Section 8.7Successor Agent.................................................204
Section 8.8Collateral Matters..............................................204
Section 8.9Agency Fee......................................................207
Section 8.10Agency for Perfection..........................................207
Section 8.11Exercise of Remedies...........................................207
Section 8.12Consents.......................................................207
Section 8.13Circumstances Where Consent of all of the Lenders is Required..208
Section 8.14Dissemination of Information...................................209
Section 8.15Discretionary Advances.........................................209
ARTICLE IX MISCELLANEOUS...................................................209
Section 9.1Notices.........................................................209
Section 9.2Amendments; Waivers.............................................211
Section 9.3Cumulative Remedies.............................................212
Section 9.4Severability....................................................213
Section 9.5Assignments by Lenders..........................................213
Section 9.6Participations by Lenders.......................................214
Section 9.7Disclosure of Information by Lenders............................215
Section 9.8Successors and Assigns..........................................215
Section 9.9Continuing Agreements...........................................215
Section 9.10Enforcement Costs..............................................216
Section 9.11Applicable Law; Jurisdiction...................................216
Section 9.12Duplicate Originals and Counterparts...........................217
Section 9.13Headings.......................................................218
Section 9.14No Agency......................................................218
Section 9.15Waiver of Trial by Jury........................................218
Section 9.16Liability of the Agent and the Lenders.........................218
Section 9.17Entire Agreement...............................................219

             SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
                     FINANCING AND SECURITY AGREEMENT
             -----------------------------------------------
          THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "Amendment") is made as of the ___ day of August, 1998, by and among BERRY PLASTICS CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Borrower"); NIM HOLDINGS LIMITED, a company organized and existing under the laws of England and Wales ("Berry UK"), and NORWICH INJECTION MOULDERS LIMITED, a company organized and existing under the laws of England and Wales ("Norwich"); NATIONSBANK, N.A., a national banking association, in its capacity as a lender ("NationsBank"), FLEET CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of Rhode Island ("Fleet"), GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of New York ("GE Capital") and HELLER FINANCIAL, INC., a corporation organized and existing under the laws of the State of Delaware ("Heller") (NationsBank, Fleet, GE Capital and Heller are herein collectively referred to as the "Lenders" and individually, as a "Lender"); and NATIONSBANK, N.A., a national banking association, in its capacity as administrative and collateral agent for the Lenders (the "Agent");
Witnesseth:


                                RECITALS
                                --------

            (a) The Lenders, the Borrower, Berry UK, Norwich and the Agent are parties to that certain Second Amended and Restated Financing and Security Agreement dated as of July 2, 1998, as amended by that certain First Amendment to Second Amended and Restated Financing and Security Agreement dated as of July 31, 1998 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Under and subject to the provisions of the Credit Agreement, the Lenders agreed to establish in favor of the Borrower, Berry UK and Norwich certain revolving credit, letter of credit and term loan facilities. All capitalized terms used herein but not specifically defined herein shall have the meanings given such terms in the Credit Agreement.

            (b) On or before August 31, 1998, the Borrower intends to offer and issue additional Subordinated Debt having an aggregate maximum principal amount of Thirty Million Dollars ($30,000,000) (the "Additional Subordinated Debt"). The Additional Subordinated Debt shall be issued substantially on the same terms and conditions as are currently applicable to the Subordinated Debt (except for certain provisions relating to asset sales which provide that the existing Subordinated Debt shall have priority as between the existing Subordinated Debt and the Additional Subordinated Debt as to any available excess proceeds from certain asset sales) and shall be guaranteed by the Subsidiary Guarantors, the Parent, Norwich and Berry UK.

            (c) The Borrower has requested that the Agent and the Lenders consent and agree to the issuance of the Additional Subordinated Debt and otherwise amend certain terms and conditions of the Credit Agreement. The Agent and the Lenders have so agreed; provided that, among other things, the Borrower executes and delivers this Amendment.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Berry UK, Norwich, the Lenders and the Agent hereby agree as follows:

     1. The Borrower, Berry UK, and Norwich hereby acknowledge and agree that the recitals set forth above are true and accurate in each and every respect and are incorporated herein by reference. The representations and warranties of the Borrower, Berry UK and Norwich contained among the provisions of the Credit Agreement are true as of the date of this Amendment with the same effect as though such representations and warranties had been made as of such date, except that (i) the representations and warranties which relate to a specific date need only be true and correct as of such date and (ii) the representations and warranties which relate to financial statements which are referred to in
Section 4.1.11 of the Credit Agreement, shall also be deemed to cover financial statements furnished from time to time to the Agent pursuant to
Section 6.1.1 (Financial Statements) of the Credit Agreement.

     2. The Credit Agreement is hereby amended as follows:

            (a) Section 1.1 of the Credit Agreement is hereby amended to add the following additional definitions:

          "ADDITIONAL SUBORDINATED DEBT" MEANS THAT CERTAIN INDEBTEDNESS FOR BORROWED MONEY OF THE BORROWER (AND ALL GUARANTEES THEREOF BY THE BORROWER AND ITS SUBSIDIARIES) ISSUED OR INTENDED TO BE ISSUED IN FAVOR OF UNITED STATES TRUST COMPANY OF NEW YORK, AS TRUSTEE FOR THE HOLDERS OF THE 12-1/4% SERIES B SENIOR SUBORDINATED NOTES (AND ANY OTHER PROMISSORY NOTES HEREAFTER ISSUED IN EXCHANGE THEREFOR AS CONTEMPLATED BY THE INDENTURE)DUE 2004 IN A STATED PRINCIPAL AMOUNT UP TO THIRTY MILLION DOLLARS ($30,000,000).

            (b) The definition of Indenture on page 25 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

          "INDENTURE" MEANS (i) THAT CERTAIN INDENTURE DATED AS OF APRIL 21, 1994 BY AND BETWEEN THE BORROWER AND THE UNITED STATES TRUST COMPANY OF NEW YORK, AS TRUSTEE, ENTERED INTO IN CONNECTION WITH THE SUBORDINATED DEBT AND (ii) THAT CERTAIN INDENTURE ENTERED INTO OR INTENDED TO BE ENTERED INTO BY AND BETWEEN THE BORROWER AND THE UNITED STATES TRUST COMPANY OF NEW YORK, AS TRUSTEE, WITH RESPECT TO THE ADDITIONAL SUBORDINATED DEBT, EACH AS THE SAME MAY BE AMENDED, RESTATED SUPPLEMENTED OR OTHERWISE MODIFIED.

            (c) The definition of "Permitted Acquisition" on pages 33 through 36 inclusive is hereby deleted in its entirety and the following is substituted in its place:

          "PERMITTED ACQUISITION" MEANS (a) THE ACQUISITION OR PURCHASE OF, OR INVESTMENT IN, ANY PERSON, ANY OPERATING DIVISION OR UNIT OF ANY PERSON, OR THE STOCK OR ASSETS OF ANY PERSON OR THE COMBINATION WITH ANY PERSON BY THE BORROWER OR ANY SUBSIDIARY GUARANTOR (EACH INDIVIDUALLY, A "SUBJECT TRANSACTION") REGARDLESS OF THE STRUCTURE OF THE SUBJECT TRANSACTION, ENGAGED PRINCIPALLY IN THE LINES OF BUSINESS SET FORTH IN SECTION 6.1.7 (LINE OF BUSINESS) OR IN A BUSINESS REASONABLY RELATED THERETO; PROVIDED, HOWEVER THAT:

                (i) THE AGGREGATE PURCHASE PRICE OF, INVESTMENT IN, ACQUISITION EXPENDITURES RELATING TO (EXCLUDING CUSTOMARY AND REASONABLE TRANSACTION COSTS) AND ASSUMED LIABILITIES IN CONNECTION WITH ANY SUCH SUBJECT TRANSACTION (A) SHALL NOT EXCEED AT ANY TIME DURING THE PERIOD COMMENCING ON AUGUST 1, 1998 AND ENDING ON NOVEMBER 15, 1998, TWENTY MILLION DOLLARS ($20,000,000) IF THE PRO FORMA EBITDA FOR (x) THE PERSON WHICH IS THE TARGET OF SUCH SUBJECT TRANSACTION OR (y) THE SELLER OR DIVISION OF THE SELLER OF THE ASSETS WHICH IS THE TARGET OF SUCH SUBJECT TRANSACTION, AS APPLICABLE, IS AT LEAST EQUAL TO
          1.5 MULTIPLIED BY THE INCREMENTAL INTEREST EXPENSE ATTRIBUTABLE TO INDEBTEDNESS INCURRED IN CONNECTION WITH SUCH SUBJECT TRANSACTION, AND (B) SHALL NOT EXCEED AT ANY OTHER TIME OR IN ANY OTHER CIRCUMSTANCE THE LESSER OF:


                  (1) THE PRODUCT OF (A) THE ACTUAL EBITDA FOR (x) THE PERSON
              WHICH IS THE TARGET OF SUCH SUBJECT TRANSACTION OR (y)THE SELLER OR THE DIVISION OF THE SELLER OF THE ASSETS WHICH IS THE TARGET OF SUCH SUBJECT TRANSACTION, AS APPLICABLE, FOR THE THEN PRECEDING TWELVE (12) MONTH PERIOD AFTER GIVING EFFECT TO SUCH SUBJECT TRANSACTION (SUBJECT TO SUCH PRO-FORMA ADJUSTMENTS AS SHALL BE ACCEPTABLE TO THE AGENT IN ITS SOLE AND ABSOLUTE DISCRETION), AND (B) 5, OR

                  (2) SEVEN MILLION DOLLARS ($7,000,000),


                (ii) THE AGGREGATE PURCHASE PRICES OF, INVESTMENTS IN, ACQUISITION EXPENDITURES RELATING TO (EXCLUDING CUSTOMARY AND REASONABLE TRANSACTION COSTS) AND ASSUMED LIABILITIES IN CONNECTION WITH ALL SUBJECT TRANSACTIONS MADE ON OR AFTER THE FIRST CLOSING DATE (EXCLUDING ANY PERMITTED ACQUISITION PERMITTED UNDER CLAUSE (B) OF THIS DEFINITION) SHALL NOT EXCEED
          (A) FIFTY MILLION DOLLARS ($50,000,000) IN THE EVENT A SUBJECT TRANSACTION WHICH QUALIFIES AS A PERMITTED ACQUISITION IS CLOSED AND CONSUMMATED DURING THE PERIOD COMMENCING ON AUGUST 1, 1998 AND ENDING ON NOVEMBER 15, 1998 AND (B) THIRTY MILLION DOLLARS ($30,000,000) IF NO SUBJECT TRANSACTION WHICH QUALIFIES AS A PERMITTED ACQUISITION IS CLOSED AND CONSUMMATED DURING THE AFORESAID PERIOD,

                (iii) SUCH SUBJECT TRANSACTION SHALL NOT OTHERWISE CONSTITUTE OR GIVE RISE TO A DEFAULT OR AN EVENT OF DEFAULT,

                (iv) THE BORROWER SHALL HAVE FURNISHED FINANCIAL PROJECTIONS IN FORM AND CONTENT REASONABLY ACCEPTABLE TO THE AGENT WHICH GIVE EFFECT TO SUCH SUBJECT TRANSACTION AND WHICH PROJECT THAT SUCH SUBJECT TRANSACTION WOULD NOT CAUSE A DEFAULT OR EVENT OF DEFAULT (PROVIDED THAT THE AGENT AND THE LENDERS AGREE THAT SUCH PROJECTIONS SHALL NOT CONSTITUTE A GUARANTY OF ACTUAL PERFORMANCE),

                (v) IF REQUESTED BY THE AGENT OR THE REQUISITE LENDERS, A PHASE I ENVIRONMENTAL ASSESSMENT OF ANY REAL PROPERTY TO BE ACQUIRED OR PURCHASED OR OWNED BY ANY PERSON TO BE ACQUIRED OR PURCHASED OR OWNED BY ANY PERSON IN WHICH THE BORROWER OR ANY SUBSIDIARY INTENDS TO MAKE AN INVESTMENT, HAS BEEN PERFORMED BY A REPUTABLE AND RECOGNIZED ENVIRONMENTAL CONSULTING FIRM ENGAGED BY THE BORROWER AND REASONABLY ACCEPTABLE TO THE AGENT AND HAS REVEALED NO MATERIAL HAZARDOUS MATERIALS
          CONTAMINATION OR MATERIAL VIOLATIONS OF ANY ENVIRONMENTAL LAWS, THE NON-REMEDIATION OF OR NON-COMPLIANCE WITH WHICH WOULD RESULT IN A MATERIAL LIABILITY NOT REFLECTED IN THE PURCHASE PRICE,

                (vi) IF AND TO THE EXTENT THE SUBJECT TRANSACTION
          CONSISTS OF THE PURCHASE OR ACQUISITION OF A PERSON WHICH IS TO BE A SUBSIDIARY OF THE BORROWER OR MERGED INTO A SUBSIDIARY OF THE BORROWER CREATED FOR THE EXPRESS PURPOSE OF CONSUMMATING THE PROPOSED ACQUISITION:

                 (1) THE BORROWER SHALL EXECUTE ALL DOCUMENTS AND TAKE SUCH
              OTHER ACTIONS AS THE AGENT MAY REASONABLY REQUIRE TO GRANT TO THE AGENT AND THE LENDERS A FIRST PRIORITY LIEN ON ONE HUNDRED PERCENT (100%) OF THE STOCK OF SUCH SUBSIDIARY (EXCEPT THAT WITH RESPECT TO THE FORMATION OF BERRY UK AND ITS ACQUISITION OF NORWICH, THE BORROWER SHALL BE REQUIRED ONLY TO PLEDGE SIXTY-FIVE PERCENT (65%) OF THE STOCK OF BERRY UK, AS SECURITY FOR ALL OF THE OBLIGATIONS, EXCLUDING THE UK OBLIGATIONS, AND TO PLEDGE ONE HUNDRED PERCENT (100%) OF THE STOCK OF BERRY UK, AS SECURITY FOR ALL OF THE UK OBLIGATIONS, WHICH ONE HUNDRED PERCENT (100%) PLEDGE SHALL REDUCE TO SIXTY-FIVE PERCENT (65%) AT SUCH TIME AS ALL OBLIGATIONS UNDER THE SUBORDINATED DEBT HAVE BEEN PAID IN FULL,

                 (2) SUCH SUBSIDIARY SHALL BE DESIGNATED AND QUALIFY
              IMMEDIATELY AFTER THE CLOSING OF THE SUBJECT TRANSACTION AS A SUBSIDIARY GUARANTOR IN ACCORDANCE WITH THE TERMS OF SECTION 6.2.2(SUBSIDIARIES), EXCEPT THAT NEITHER BERRY UK NOR NORWICH SHALL BE DESIGNATED OR REQUIRED TO QUALIFY AS A SUBSIDIARY GUARANTOR,


                (vii) AFTER GIVING EFFECT TO ANY BORROWINGS UNDER THE REVOLVING LOAN, IF ANY, NEEDED TO FINANCE THE SUBJECT TRANSACTION, THE BORROWER AND THE SUBSIDIARY GUARANTORS SHALL HAVE AVAILABILITY UNDER THE REVOLVING LOAN IN AN AMOUNT AT LEAST EQUAL TO TWENTY MILLION DOLLARS ($20,000,000) AND ARE REASONABLY EXPECTED TO HAVE SUCH MINIMUM AVAILABILITY FOR A PERIOD OF TEN (10) BUSINESS DAYS AFTER CLOSING AND CONSUMMATION OF THE SUBJECT TRANSACTION, EXCEPT THAT IN CONNECTION WITH THE NORWICH STOCK PURCHASE TRANSACTION, AVAILABILITY UNDER THE REVOLVING LOAN NEED ONLY BE IN AN AMOUNT AT LEAST EQUAL TO FIFTEEN MILLION DOLLARS ($15,000,000),

                (viii) ALL LEGAL MATTERS INCIDENT TO THE SUBJECT
          TRANSACTION SHALL BE ACCEPTABLE TO THE AGENT IN ITS REASONABLE DISCRETION,

                (ix) THE AGENT SHALL HAVE BEEN GIVEN NO LESS THAN THIRTY
          (30) DAYS PRIOR WRITTEN NOTICE OF ANY PROPOSED SUBJECT TRANSACTION AND SHALL HAVE BEEN PROVIDED WITH ALL INFORMATION WHICH IT MAY HAVE REASONABLY REQUESTED IN CONNECTION WITH SUCH PROPOSED SUBJECT TRANSACTION, EXCEPT THAT NOTWITHSTANDING THE FOREGOING, THE AGENT AGREES THAT WITH RESPECT TO ANY PROPOSED SUBJECT TRANSACTION INTENDED TO BE CLOSED AND CONSUMMATED DURING THE PERIOD COMMENCING ON AUGUST 1, 1998 AND ENDING ON NOVEMBER 15, 1998, THE BORROWER SHALL ONLY BE REQUIRED TO GIVE THE AGENT NO LESS THAN TWENTY-ONE (21) DAYS WRITTEN NOTICE OF SUCH PROPOSED SUBJECT TRANSACTION,

                (x) IF REQUESTED BY THE AGENT, THE AGENT SHALL HAVE RECEIVED, PRIOR TO OR SIMULTANEOUSLY WITH THE CLOSING OF A SUBJECT TRANSACTION, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE AGENT IN ALL RESPECTS COVERING THE BORROWER'S OR THE RELEVANT SUBSIDIARY'S, AS THE CASE MAY BE, DUE INCORPORATION, VALID EXISTENCE, GOOD STANDING AND POWER AND AUTHORITY TO ENTER INTO THE DOCUMENTS CONTEMPLATED BY THIS AGREEMENT AND THE SUBJECT TRANSACTION AND SUCH OTHER MATTERS AS MAY BE REASONABLY REQUESTED BY THE AGENT,

                (xi) UNLESS OTHERWISE AGREED BY THE REQUISITE LENDERS, NO SUBJECT TRANSACTION SHALL BE PERMITTED BY THE TERMS OF THIS AGREEMENT IF THE BORROWER, BERRY UK, NORWICH AND THE SUBSIDIARY GUARANTORS, ON A CONSOLIDATED BASIS AND TAKEN AS A WHOLE, HAVE HAD, IMMEDIATELY PRIOR TO THE DATE OF THE CLOSING OF SUCH SUBJECT TRANSACTION, THREE (3) CONSECUTIVE MONTHS OF NET OPERATING LOSSES, AND

                (xii) THE AGGREGATE PURCHASE PRICE OF, INVESTMENT IN, ACQUISITION EXPENDITURES RELATING TO (EXCLUDING CUSTOMARY AND REASONABLE TRANSACTION COSTS) AND ASSUMED LIABILITIES IN CONNECTION WITH ALL SUBJECT TRANSACTIONS IN THE FISCAL YEAR ENDING DECEMBER 31, 1998 SHALL NOT EXCEED THIRTY-FIVE MILLION DOLLARS ($35,000,000) AND IN ANY OTHER FISCAL YEAR SHALL NOT EXCEED SEVEN MILLION DOLLARS ($7,000,000); AND

          (b) THE VENTURE STOCK PURCHASE/MERGER TRANSACTION AND THE PACKERWARE MERGER TRANSACTION.

          THE BORROWER UNDERSTANDS AND AGREES THAT THE AGENT SHALL HAVE NO OBLIGATION OR COMMITMENT TO INCLUDE ANY OF THE ASSETS OR PROPERTIES OF ANY PERSON ACQUIRED IN THE BORROWING BASE PURSUANT TO A SUBJECT TRANSACTION. THE AGENT AND THE LENDERS AGREE, HOWEVER, THAT IF AFTER COMPLETION AND REVIEW OF A SATISFACTORY FIELD EXAMINATION OF THE ASSETS AND PROPERTIES WHICH CONSTITUTE OR ARE PART OF A PERMITTED ACQUISITION, SUCH ASSETS AND PROPERTIES SHALL BE INCLUDED IN THE BORROWING BASE IF THE RESULTS OF SUCH FIELD EXAMINATION AND AUDIT ARE REASONABLY ACCEPTABLE IN ALL RESPECTS TO THE AGENT IN ITS DISCRETION AND SUCH ASSETS AND PROPERTIES OTHERWISE SATISFY THE ELIGIBILITY CRITERIA FOR INCLUSION IN THE BORROWING BASE. NOTWITHSTANDING THE FOREGOING, THE AGENT AND THE LENDERS AGREE THAT THE ASSETS AND PROPERTIES OF BERRY UK AND NORWICH SHALL BE INCLUDED IN THE UK BORROWING BASE SUBJECT TO THE ELIGIBILITY CRITERIA SET FORTH IN THE DEFINITIONS OF ELIGIBLE UK INVENTORY AND ELIGIBLE UK RECEIVABLES.

            (d) The definition of "Subordinated Debt" on page 47 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

          "SUBORDINATED DEBT" MEANS COLLECTIVELY (i) THAT CERTAIN INDEBTEDNESS FOR BORROWED MONEY OF THE BORROWER (AND ALL GUARANTEES THEREOF BY THE BORROWER AND ITS SUBSIDIARIES) IN FAVOR OF UNITED STATES TRUST COMPANY OF NEW YORK, AS TRUSTEE FOR THE HOLDERS OF THE 12-1/4% SENIOR SUBORDINATED NOTES DUE 2004 IN A STATED PRINCIPAL AMOUNT OF ONE HUNDRED MILLION DOLLARS ($100,000,000) AND (ii) THE ADDITIONAL SUBORDINATED DEBT.

            (e) Section 2.2.3(b) on page 67 of the Credit Agreement is hereby amended to provide that the Borrower shall not be obligated to make a Term Loan A Mandatory Prepayment solely as the result of the issuance of the Additional Subordinated Debt.

            (f) Subsection (d) of Section 6.2.4 on page 144 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

          (d) SUBORDINATED INDEBTEDNESS, INCLUDING, WITHOUT LIMITATION, THE ADDITIONAL SUBORDINATED DEBT; PROVIDED THAT THE PRINCIPAL AMOUNT OF ALL SUCH SUBORDINATED INDEBTEDNESS SHALL NOT AT ANY TIME EXCEED, IN THE AGGREGATE, THIRTY MILLION DOLLARS ($30,000,000)

     3. The Agent and the Lenders hereby consent and agree to the issuance of the Additional Subordinated Debt in accordance with the terms and conditions of this Amendment; provided that (i) the Borrower executes and delivers this Amendment, (ii) the proceeds of the Additional Subordinated Debt (net of any and all customary and reasonable fees and expenses incurred by the Borrower in connection with the closing and consummation of the Additional Subordinated Debt) are paid to the Agent immediately upon closing and consummation of the Additional Subordinated Debt as a Revolving Loan Optional Prepayment and (iii) any portion of the net proceeds of the Additional Subordinated Debt in excess of the then unpaid principal balance of the Revolving Loan shall be used by the Borrower in a manner mutually acceptable to the Agent, the Requisite Lenders and the Borrower as determined within thirty (30) days of closing the Additional Subordinated Debt.

     4. The terms "this Agreement" as used in the Credit Agreement and the terms "Credit Agreement" as used in any of the Financing Documents shall mean the Credit Agreement as modified herein unless the context clearly indicates or dictates a contrary meaning. Any and all such Financing Documents are deemed hereby amended to reflect the terms and conditions of this Amendment, including, without limitation, the Deeds of Trust.

     5. The Borrower, the Agent and the Lenders will execute such confirmatory instruments with respect to the Credit Agreement and/or any of the Financing Documents as the Agent may reasonably require.

     6. This Amendment may not be amended, changed, modified, altered or terminated without in each instance the prior written consent of the Agent, the Lenders and the Borrower. This Amendment shall be construed in accordance with, and governed by, the laws of the State of Maryland.

     7. The Borrower agree that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, waive, or otherwise adversely affect the joint and several liability and obligations of the Borrower under the terms of the Credit Agreement.

     8. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party who chooses to deliver its signature by facsimile agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.

          IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have caused this Amendment to be executed under seal as of the date first above written.

WITNESS:                      BERRY PLASTICS CORPORATION



_________________________     By:____________________________(Seal)
                                   James M. Kratochvil
                                   Vice President


WITNESS OR ATTEST:            NIM HOLDINGS LIMITED


_________________________     By:_______________________(Seal)
                              James M. Kratochvil
                              Vice President

WITNESS OR ATTEST:            NORWICH INJECTION MOULDERS LIMITED


_________________________     By:_______________________(Seal)
                              James M. Kratochvil
                              Vice President

WITNESS:                      NATIONSBANK, N.A.,
                              in its capacity as Agent


_________________________     By:____________________________(Seal)
                                   Name:  Vickie Tillman
                                   Title: Senior Vice President

WITNESS:                      NATIONSBANK, N.A.,
                              in its capacity as a Lender


_________________________     By:____________________________(Seal)
                                   Name:  Vickie Tillman
                                   Title: Senior Vice President

WITNESS:                      FLEET CAPITAL CORPORATION,
                              in its capacity as a Lender


_________________________     By:____________________________(Seal)
                                   Name:
                                   Title:

WITNESS:
                              GENERAL ELECTRIC CAPITAL
                              CORPORATION,
                              in its capacity as a Lender

_________________________     By:__________________________(Seal)
                                   Name:
                                   Title:

WITNESS:                      HELLER FINANCIAL, INC.
                              in its capacity as a Lender


_________________________     By:__________________________(Seal)
            Name:
Title:

                       ACKNOWLEDGMENT AND CONSENT



          BPC HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, BERRY IOWA CORPORATION, a corporation organized and existing under the laws of the State of Delaware, BERRY TRI-PLAS CORPORATION, a corporation organized under the laws of the State of Delaware, BERRY STERLING CORPORATION, a corporation organized under the laws of the State of Delaware, AEROCON, INC., a corporation organized under the laws of the State of Delaware PACKERWARE CORPORATION, a corporation organized under the laws of the State of Kansas, BERRY PLASTICS DESIGN CORPORATION, a corporation organized and existing under the laws of the State of Delaware, VENTURE PACKAGING, INC., a corporation organized and existing under the laws of the State of Delaware, VENTURE PACKAGING SOUTHEAST, INC., a corporation organized and existing under the laws of the State of South Carolina and VENTURE PACKAGING MIDWEST, INC., a corporation organized and existing under the laws of State of Ohio (collectively, the "Guarantors") hereby consent and agree to the foregoing Amendment and hereby acknowledge and agree that
(i) the joint and several obligations and liabilities of the Guarantors under and in connection with those certain Guaranty of Payment Agreements and all other Financing Documents executed and delivered in connection with the Obligations (as amended, restated, supplemented or otherwise modified, the "Guaranty Documents") shall include and to the extent necessary are hereby amended to include any and all Obligations, as amended by this Amendment and (ii) neither the execution and delivery of the foregoing Amendment nor any of the terms, provisions and agreements contained in the foregoing Amendment shall in any manner impair, lessen, waive, discharge or otherwise adversely affect the indebtedness, liabilities, and obligations of the Guarantors under and in connection with any and all Financing Documents previously, now or hereafter executed and delivered by either of them, including, without limitation, the Guaranty Documents.


WITNESS OR ATTEST:            BERRY IOWA CORPORATION


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                   Vice President


WITNESS OR ATTEST:            BERRY TRI-PLAS CORPORATION


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                  Vice President

WITNESS OR ATTEST:            BERRY STERLING CORPORATION


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                   Vice President

WITNESS OR ATTEST:            AERO CON, INC.


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                   Vice President


WITNESS OR ATTEST:            PACKERWARE CORPORATION


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                   Vice President

WITNESS OR ATTEST:            BERRY PLASTICS DESIGN CORPORATION


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                   Vice President

WITNESS OR ATTEST:            BPC HOLDING CORPORATION


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                   Vice President

WITNESS OR ATTEST:            VENTURE PACKAGING, INC.


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                   Vice President

WITNESS OR ATTEST:            VENTURE PACKAGING SOUTHEAST,
                              INC.


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                   Vice President

WITNESS OR ATTEST:            VENTURE PACKAGING MIDWEST,
                              INC.


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                   Vice President

              FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                      FINANCING AND SECURITY AGREEMENT
		  ----------------------------------------------

     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "Amendment") is made as of the 31{st} day of July, 1998, by and among BERRY PLASTICS CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Borrower"); NIM HOLDINGS LIMITED, a company organized and existing under the laws of England and Wales ("Berry UK"), and NORWICH INJECTION MOULDERS LIMITED, a company organized and existing under the laws of England and Wales ("Norwich"); NATIONSBANK, N.A., a national banking association, in its capacity as a lender ("NationsBank"), FLEET CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of Rhode Island ("Fleet"), GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of New York ("GE Capital") and HELLER FINANCIAL, INC., a corporation organized and existing under the laws of the State of Delaware ("Heller") (NationsBank, Fleet, GE Capital and Heller are herein collectively referred to as the "Lenders" and individually, as a "Lender"); and NATIONSBANK, N.A., a national banking association, in its capacity as administrative and collateral agent for the Lenders (the "Agent"); Witnesseth:


                                 RECITALS
					   --------


     A. The Lenders, the Borrower, Berry UK, Norwich and the Agent are parties to that certain Second Amended and Restated Financing and Security Agreement dated as of July 2, 1998 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Under and subject to the provisions of the Credit Agreement, the Lenders agreed to establish in favor of the Borrower, Berry UK and Norwich certain revolving credit, letter of credit and term loan facilities. All capitalized terms used herein but not specifically defined herein shall have the meanings given such terms in the Credit Agreement.

     B. On or before the date of this Amendment, the Iowa Bond Trustee has made or intends to make a Conversion Drawing on the Iowa Bond Letter of Credit - NB to redeem Iowa Bonds. As permitted by Section 2.5.5(b) of the Credit Agreement, the Borrower is permitted to pay the Conversion Drawing over a period of ten (10) years; provided that payment of all amounts outstanding with respect to such Conversion Drawing are repaid in full on or before the Revolving Credit Termination Date.

     C. The Borrower has requested, however, that the Lenders agree to readvance a portion of Term Loans A previously advanced and repaid to pay the Conversion Drawing in full. The Agent and the Lenders have so agreed; provided that, among other things, the Borrower execute and delivered amended and restated Term Loan A Notes and this Amendment.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Berry UK, Norwich, the Lenders and the Agent hereby agree as follows:

     1. The Borrower, Berry UK, and Norwich hereby acknowledge and agree that the recitals set forth above are true and accurate in each and every respect and are incorporated herein by reference. The representations and warranties of the Borrower, Berry UK and Norwich contained among the provisions of the Credit Agreement are true as of the date of this Amendment with the same effect as though such representations and warranties had been made as of such date, except that (i) the representations and warranties which relate to a specific date need only be true and correct as of such date and (ii) the representations and warranties which relate to financial statements which are referred to in
Section 4.1.11 of the Credit Agreement, shall also be deemed to cover financial statements furnished from time to time to the Agent pursuant to
Section 6.1.1 (Financial Statements) of the Credit Agreement.

     2. The Credit Agreement is hereby amended as follows:

          (a) The first paragraph of Section 2.2.1 on page 65 of the Credit
Agreement  is  hereby  deleted  in  its  entirety   and  the  following  is
substituted in its place:

          2.2.1 TERM LOAN A COMMITMENTS. Subject to and upon the terms of this Agreement, each Lender severally agrees to make a loan (each a "Term Loan A"; and collectively, the "Term Loans A") to the Borrower in the principal amount set forth below opposite such Lender's name (herein called such Lender's "Term Loan A Committed Amount"). The total of each Lender's Term Loan A
     Committed Amount is herein called the "Total Term Loan A Committed Amount". The proportionate share set forth below opposite each Lender's name is herein called such Lender's "Term Loan A Pro Rata Share":

                       Term Loan A            Term Loan A
     LENDER            COMMITTED AMOUNT      PRO RATA SHARE
     ------            ----------------      --------------
     Fleet               $7,901,159.47            23.8525%
     GE Capital          $9,677,491.83            29.215%
     NationsBank         $9,677,491.83            29.215%
     Heller              $5,868,935.87            17.7175%

     TOTAL TERM LOAN A
     COMMITTED AMOUNT:   $33,125,079         100%

      The Borrower understands and agrees that the Term Loans A have been fully funded and that none of the Lenders shall have any further obligation or commitment to advance any additional portion of their respective Term Loan A Committed Amount.

          (b) The amortization schedule for the Term Loans A on page 66 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

          DUE DATE 				     AMOUNT
	    --------				     ------
          August 1, 1998 				  $297,000
          November 1, 1998 				  $432,477
          February 1, 1999 				  $888,477
          May 1, 1999 					  $888,477
          August 1, 1999 				  $888,477
          November 1, 1999 				  $888,477
          February 1, 2000 				$1,335,477
          May 1, 2000 					$1,335,477
          August 1, 2000 				$1,335,477
          November 1, 2000 				$1,335,477
          February 1, 2001 				$1,835,477
          May 1, 2001 					$1,835,477
          August 1, 2001 				$1,835,477
          November 1, 2001 				$1,835,477
          January 21, 2002 			     $16,157,878

     3. The terms "this Agreement" as used in the Credit Agreement and the terms "Credit Agreement" as used in any of the Financing Documents shall mean the Credit Agreement as modified herein unless the context clearly indicates or dictates a contrary meaning. Any and all such Financing Documents are deemed hereby amended to reflect the terms and conditions of this Amendment, including, without limitation, the Deeds of Trust.

     4. The  Borrower,  the  Agent   and  the  Lenders  will  execute  such
confirmatory instruments with respect to the Credit Agreement and/or any of the Financing Documents as the Agent may reasonably require.

     5. This Amendment may not be amended, changed, modified, altered or terminated without in each instance the prior written consent of the Agent,
the  Lenders  and  the  Borrower.   This  Amendment  shall be construed  in
accordance with, and governed by, the laws of the State of Maryland.

     6. The Borrower agree that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, waive, or otherwise adversely affect the joint and several liability and obligations of the Borrower under the terms of the Credit Agreement.

     7. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party who chooses to deliver its signature by facsimile agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.

IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have caused this Amendment to be executed under seal as of the date first above written.

WITNESS:                      BERRY PLASTICS CORPORATION


_________________________     By:____________________________(Seal)
                                   James M. Kratochvil
                                   Vice President

WITNESS OR ATTEST:  NIM HOLDINGS LIMITED


_________________________     By:_______________________(Seal)
                                 James M. Kratochvil
                                 Vice President

WITNESS OR ATTEST:  NORWICH INJECTION MOULDERS LIMITED


_________________________     By:_______________________(Seal)
                                 James M. Kratochvil
                                 Vice President

WITNESS:                      NATIONSBANK, N.A.,
                              in its capacity as Agent


_________________________     By:____________________________(Seal)
                                   Name:  Alison Arbuthnot
                                   Title: Vice President

WITNESS:                      NATIONSBANK, N.A.,
                              in its capacity as a Lender


_________________________     By:____________________________(Seal)
                                   Name:  Alison Arbuthnot
                                   Title: Vice President

WITNESS:                      FLEET CAPITAL CORPORATION,
                              in its capacity as a Lender


_________________________     By:____________________________(Seal)
                                   Name:
                                   Title:

WITNESS:  GENERAL ELECTRIC CAPITAL CORPORATION,
                              in its capacity as a Lender

_________________________     By:__________________________(Seal)
                                   Name:      Title:

WITNESS:                      HELLER FINANCIAL, INC.
                               in its capacity as a Lender


_________________________     By:__________________________(Seal)
                                   Name:      Title:

                        ACKNOWLEDGMENT AND CONSENT



     BPC HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, BERRY IOWA CORPORATION, a corporation organized and existing under the laws of the State of Delaware, BERRY TRI-PLAS CORPORATION, a corporation organized under the laws of the State of Delaware, BERRY STERLING CORPORATION, a corporation organized under the laws of the State of Delaware, AEROCON, INC., a corporation organized under the laws of the State of Delaware PACKERWARE CORPORATION, a corporation organized under the laws of the State of Kansas, BERRY PLASTICS DESIGN CORPORATION, a corporation organized and existing under the laws of the State of Delaware, VENTURE PACKAGING, INC., a corporation organized and existing under the laws of the State of Delaware, VENTURE PACKAGING SOUTHEAST, INC., a corporation organized and existing under the laws of the State of South Carolina and VENTURE PACKAGING MIDWEST, INC., a corporation organized and existing under the laws of State of Ohio (collectively, the "Guarantors") hereby consent and agree to the foregoing Amendment and hereby acknowledge and agree that (i) the joint and several obligations and liabilities of the Guarantors under and in connection with those certain Guaranty of Payment Agreements and all other Financing Documents executed and delivered in connection with the Obligations (as amended, restated, supplemented or otherwise modified, the "Guaranty Documents") shall include and to the extent necessary are hereby amended to include any and all Obligations, as amended by this Amendment and (ii) neither the execution and delivery of the foregoing Amendment nor any of the terms, provisions and agreements contained in the foregoing Amendment shall in any manner impair, lessen, waive, discharge or otherwise adversely affect the indebtedness, liabilities, and obligations of the Guarantors under and in connection with any and all Financing Documents previously, now or hereafter executed and delivered by either of them, including, without limitation, the Guaranty Documents.


WITNESS OR ATTEST:            BERRY IOWA CORPORATION


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                   Vice President


WITNESS OR ATTEST:            BERRY TRI-PLAS CORPORATION


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                  Vice President

WITNESS OR ATTEST:            BERRY STERLING CORPORATION


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                   Vice President

WITNESS OR ATTEST:            AERO CON, INC.


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                  Vice President


WITNESS OR ATTEST:            PACKERWARE CORPORATION


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                   Vice President

WITNESS OR ATTEST:            BERRY PLASTICS DESIGN CORPORATION


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                  Vice President

WITNESS OR ATTEST:            BPC HOLDING CORPORATION


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                  Vice President

WITNESS OR ATTEST:            VENTURE PACKAGING, INC.


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                  Vice President

WITNESS OR ATTEST:            VENTURE PACKAGING SOUTHEAST, INC.


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                  Vice President

WITNESS OR ATTEST:            VENTURE PACKAGING MIDWEST, INC.


_________________________     By:__________________________(SEAL)
                                   James M. Kratochvil
                                  Vice President